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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

May 31, 2007

Classes A, B, C, I and O

Domestic Equity and Income Funds

■  ING Balanced Fund

■  ING Growth and Income Fund

Domestic Equity Growth Funds

■  ING 130/30 Fundamental Research Fund

■  ING Growth Fund

■  ING Small Company Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	14

Report of Independent Registered Public Accounting Firm	17

Statements of Assets and Liabilities	18

Statements of Operations	22

Statements of Changes in Net Assets	24

Statement of Cash Flows	27

Financial Highlights	28

Notes to Financial Statements	38

Portfolios of Investments	53

Tax information	81

Director and Officer Information	82

Advisory Contract Approval Discussion	85

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

We are only half way through the year and investors have witnessed some remarkable events. We have seen market downturns following February's single-day freefall in Chinese stocks and, here at home, there were similar repercussions after a drop in the U.S. sub-prime mortgage industry.

But there have also been many positive developments as well. Earnings and growth continue in the U.S. equities markets. At this writing, the Federal Reserve Board remains on hold with regard to additional interest rate increases. We also have also witnessed several record-setting trading days in the markets.

So, what do we make of these contrasting signals? When friends and colleagues in the industry voice concerns about these seemingly divergent signposts, I remind them that such ongoing events are fairly normal and that they underscore the importance of a well-diversified investment strategy. Studies have shown that a portfolio allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products — both domestically and globally, all designed as potential solutions to your investment needs, whatever your investing goals.

Sincerely,

Shaun P. Mathews
President
ING Funds
June 15, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2007

In our semi-annual report, we described resilient stock markets in the face of a sudden loss of risk appetite and record oil prices. In the second half of our fiscal year, a number of shocks and corrections also struck. But again, by the time it was over, markets had mostly taken the upsets in stride. Global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World Index") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), gained 12.1% for the six months ended May 31, 2007 and a handsome 23.3% for the year ended May 31, 2007. In currencies, the U.S. dollar's early strides were ultimately retraced on expectations that that European interest rates were on the way up while those in the U.S. were not. This sent the euro to a new all time closing high against the U.S. dollar on April 18, 2007 and the pound to its highest level in over 25 years. The yen, however, was buffeted by the "carry trade", in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. For the six months ended May 31, 2007, the dollar fell 1.6% against the euro, 0.7% against the pound but gained 5.1% on the yen.

U.S. markets entered the second half of our fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out, with unexpectedly good new and existing housing sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007 sustained this view and estimated fourth quarter 2006 gross domestic product ("GDP") growth was an impressive 3.5%.

But from February 2007, it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New starts, sales and prices were now falling. GDP growth was sharply revised down to 2.5%. To make matters worse the country's largest sub-prime mortgage lenders were reporting major losses.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally.

The housing gloom continued into the second quarter. Foreclosures in April 2007 were 62% higher than one year earlier. Any respite in new home sales was attributed to price discounts and incentives. Existing home prices were reported as falling in the first quarter of 2007 year over year for the first time since 1991. Homebuilder confidence was eroding fast. The effect on GDP was clear. Growth in the latest quarter was reported at below 1%, the lowest since 2003.

Yet the feeling persisted that while the sub-prime debacle was more serious than at first thought and its effect more pervasive, the chance of it tripping the economy into recession was remote. Other measures of activity held up rather well. The consumer was still spending. Unemployment remained light at 4.5%. Purchasing managers' indices for both manufacturing and service industries surprised on the upside. A rebound seemed not far away.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the second half of our fiscal year. Short Treasury yields fell and longer yields rose particularly in the last few months, surely reflecting the confidence-shaking events of February 2007, as well as the Federal Open Market Committee's ("FOMC") somewhat curious removal of its tightening bias on March 21, 2007, while still citing inflation as the predominant concern.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index") including dividends, stood up well to sub-prime mortgage lending issues and rose 10.3% for the second six months ended May 31, 2007 and finally on May 30, 2007 breaching its record set in March 2000. This was despite a 3.5% fall in reaction to events in China. Investors might have been depressed in anticipation of the first quarter in fifteen with less than double-digit year-over-year percentage profits growth for companies that make up the index. But, the average earnings growth rate that was emerging as our year ended was more than double what had been feared. Sentiment was also boosted by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity.

Internationally, the MSCI Japan® Index rose 11.35% for the six months ended May 31, 2007, amid the usual contradictory mix of economic statistics. GDP growth held up well after the fastest quarterly expansion in three years. Unemployment remained at a nine-year low. But consumer prices and wages started falling again, forcing the Bank of Japan, which raised interest rates in February 2007 to a still wafer-thin 0.5%, to leave them there, keeping the carry trade in business. For the year ended May 31, 2007, the MSCI Japan®

2

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2007

Index returned 15.56%. Europe ex UK® Index surged 17.2% in the second half on the basis of high consumer and business confidence, the lowest Eurozone unemployment since records began, benign inflation just below 2% and continuing merger and acquisition activity. This was despite two interest rate increases, higher German value-added-tax ("VAT") and a strong euro. For the year ended May 31, 2007, the MSCI Europe ex UK® Index returned 31.0%. In the UK, a housing boom and robust service sector raised year over year GDP growth to 3.0% or close to it. The Bank of England raised rates twice to 5.5%, the highest in six years. But non-financial companies were making record profits. By the end of the fiscal year, retail sales were buoyant and consumer confidence was high. Again encouraged by mergers and acquisitions, the MSCI UK® Index responded with an 11.6% advance for the six months ended May 31, 2007 and for the year ended May 31, 2007 returned 20.2%.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

ING Balanced Fund (the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Omar Aguilar, Ph.D., Paul Zemsky and James B. Kauffmann, Portfolio Managers(1), all of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund's Class A shares, excluding sales charges, provided a total return of 14.89% compared to Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), the Lehman Brothers® Aggregate Bond Index ("LBAB") and the Composite Index (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the LBAB), which returned 22.79%, 6.66% and 16.15%, respectively, for the same period.

Portfolio Specifics: Over the period,equities and fixed-income markets performed well. The Fund's asset allocation added value, mainly due to its overweight in large-cap equity and its underweight in fixed income. However, this was somewhat offset by an overweight position in cash.

With the U.S. Federal Reserve Board (the "Fed") on hold, the futures markets stopped pricing in the possibility of a rate cut by the end of the year. Our view is that the Fed will leave rates unchanged unless the data forces them to act. In our opinion, the Fed is particularly focused on achieving its goal of reducing core inflation below their "comfort zone" of 2% and if it fails to do so, we expect them to raise rates. With the yield curve inverted, we continued to hold an underweight position in fixed income securities and reduced our overweight position in cash.

The equity portion of the Fund underperformed its benchmark, the S&P 500® Index, mainly due to adverse security selection, particularly in consumer staples and financials. In contrast, selection in telecommunications services and healthcare was beneficial. Security selection was the strongest in large-cap stocks, while mid- and small-caps acted as a drag.

Stocks that added to performance included an overweight position in Marathon Oil Corp. and Merck & Co, Inc. In contrast, underweight positions in Verizon Communications, Inc. and Apple Inc. negatively impacted performance.

The fixed income portion of the Fund outperformed the LBAB. Our shorter duration positioning hurt the Fund, although much of the lost value was recovered in the second half of the period. An underweight in corporate bonds also acted as a drag in the first half of the 12-month period, as the sector outperformed Treasuries. While positions in high yield debt helped, our lack of exposure to emerging market debt negatively impacted returns. Overall, security selection offset much of the negative effects of curve positioning and sector allocation. In particular, holdings in several Treasuries of longer duration helped returns.

Current Strategy and Outlook: We believe the economic outlook of modest growth and moderating inflation provides a favorable climate for equities. In our view, merger and acquisition activity, share buybacks, and strong revenue growth from overseas operations will continue to support the stock market. After a weak first quarter, there are signs of a pickup in U.S. gross domestic product ("GDP") growth, including a strong durable goods report and Institute of Supply Management manufacturing report. Strength in equipment investment and rising inventories are, in our view, likely to help offset continued weakness in the housing market over the next few months. As the housing market stabilizes in the second half of 2007, as we expect, we believe GDP should begin to grow at a near-trend pace. We believe core inflation will continue to subside during the remainder of the year, but high gasoline prices mean risk is on the upside.

In the current macroeconomic climate, we prefer large-cap domestic stocks over their smaller counterparts. In our opinion, their valuations are more attractive than those of small-caps, their balance sheets are strong and less dependent on bank credit, and are better positioned to withstand any tightening of bank credit standards. We remain underweight fixed income.

Investment Type Allocation
as of May 31, 2007
(as a percent of net assets)

Common Stock	66.4%
Collateralized Mortgage Obligations	9.8%
U.S. Government Agency Obligations	9.0%
Corporate Bonds/Notes	7.9%
Mutual Fund	3.2%
U.S. Treasury Obligations	3.1%
Asset-Backed Securities	1.8%
Preferred Stock	0.5%
Exchange-Traded Funds	0.2%
Foreign Government Securities	0.2%
Municipal Bonds	0.2%
Other Bonds	0.2%
Repurchase Agreement	0.2%
Warrants	0.0%
Other Assets and Liabilities-Net	(2.7)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	2.9%
Citigroup, Inc.	1.6%
Chevron Corp.	1.6%
International Business Machines Corp.	1.5%
Bank of America Corp.	1.5%
Hewlett-Packard Co.	1.4%
Federal National Mortgage Association, 5.000%, due 06/19/21	1.3%
United Technologies Corp.	1.2%
Marathon Oil Corp.	1.1%
Walt Disney Co.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

(1)  Effective April 27, 2007, Mary Ann Fernandez retired as a portfolio manager to the Fund. Ms. Fernandez's duties have been assumed by Paul Zemsky.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS' REPORT

ING BALANCED FUND

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	8.30%	5.73%	5.92%	—	—		—
Class B(2)	9.00%	5.88%	—	3.86%	—		—
Class C(3)	13.03%	6.17%	—	—	3.97%		—
Class I	15.22%	7.26%	6.85%	—	—		—
Class O	14.92%	—	—	—	—		9.38%
Excluding Sales Charge:
Class A	14.89%	7.00%	6.55%	—	—		—
Class B	14.00%	6.19%	—	3.86%	—		—
Class C	14.03%	6.17%	—	—	3.92%		—
Class I	15.22%	7.26%	6.85%	—	—		—
Class O	14.92%	—	—	—	—		9.38%
S&P 500® Index(4)	22.79%	9.45%	7.78%	4.26%	5.08%		14.72	%(8)
LBAB Index(5)	6.66%	4.73%	6.17%	5.64%	5.61	%(7)	3.38	%(8)
Composite Index(6)	16.15%	7.77%	7.47%	5.10%	5.90	%(7)	10.13	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) The Composite Index consists of 60% of the return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Lehman Brothers® Aggregate Bond Index.

(7) Since inception performance for indices is shown from July 1, 1998.

(8) Since inception performance for indices is shown from September 1, 2004.

5

ING GROWTH AND INCOME FUND

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Fund(1) (the "Fund") seeks growth of capital and income. The Fund is managed by Christopher F. Corapi and Scott Lewis, Portfolio Managers of ING Investment Management Co.(2) ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund's Class A shares, excluding sales charges, provided a total return of 23.65% compared to the Standard and Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Russell 1000® Value Index, which returned 22.79% and 25.58%, respectively, for the same period.

Portfolio Specifics: Wellington — From June 1, 2006 to August 11, 2006, Fund outperformance was driven roughly equally by stock selection and allocation among sectors. Selection was strongest in financials, where a position in SunTrust Banks, Inc. benefited from strong loan growth. Other top contributors included telecommunications firm AT&T, Inc., health care concern Baxter International, Inc., and consumer goods manufacturer Altria Group, Inc. AT&T, Inc. over-delivered on original synergy estimates and raised guidance as the legacy businesses exceeded expectations. Baxter International, Inc. benefited from a better than expected second quarter earnings release, driven by strong performance in their BioScience business. After several key legal victories, tobacco company Altria Group, Inc. appeared poised to spin-off Kraft in a move that could unlock significant shareholder value. In the meantime, the company's tobacco holdings provided stable earnings growth and terrific free cash flow that was consistently returned to shareholders. Allocation added value primarily due to underweight positions in the lagging consumer discretionary and technology sectors. An overweight in strong utilities stocks also helped relative returns. Partially offsetting these positive contributors was an overweight position in the materials sector, which trailed the benchmark, and an underweight among rising energy stocks.

Despite positive selection overall, there were some pockets of weakness during the period. Dow Chemical reported results below analyst expectations as price increases could not keep up with rising raw materials costs. Construction equipment company Caterpillar was impacted by concerns about weakening residential construction in the US, while fears of overcapacity in alumina put downward pressure on Alcoa. Shipping company UPS missed the mark on their supply chain cost savings initiatives. While pharmaceutical company Pfizer was strong during the period on news of a new CEO, we were underweight the stock relative to the benchmark, negatively impacting relative results.

ING IM: From August 14, 2006 — May 31, 2007, Fund underperformance can be attributed largely to selection in energy and information technology. Our decision to underweight the consumer discretionary sector also detracted from returns. In contrast, stock selection in industrials, utilities and consumer discretionary added to relative returns.

Precision Castparts Corp., General Cable Corp. and ABB Ltd. ADR were three industrial holdings that aided performance. Precision Castparts Corp. continues to benefit from strength in the aerospace market. We believe that this cycle could extend further than expected once the established U.S. and European carriers re-enter the market and the next generation of narrow-body planes are introduced. Our investment in companies with exposure to utility transmission and distribution, such as General Cable Corp. and ABB Ltd. ADR, continue to benefit from spending to increase the reliability of the electric grid. Finally, our position in Coach, Inc. aided performance. In the second half of last year, it experienced substantial margin improvement coupled with solid revenue growth due to pricing power strength.

In contrast, our decision not to own, for a majority of the reporting period, Apple, Inc. within the technology sector acted as a drag on performance. Excitement over the upcoming release of the company's iPhone continued to drive the stock's price higher. Our investment in Motorola, Inc. was hurt by disappointing handset sales during the holiday season causing inventory concerns. Evergreen Energy, Inc. and Weatherford International Ltd. acted as the largest drags on performance in energy. Weatherford International Ltd. was hurt by a sharp and unanticipated decline in natural gas prices in the third quarter of last year. Finally, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones we viewed within reach. The positions in Motorola, Inc., Weatherford International Ltd. and Evergreen Energy, Inc. have been eliminated from the Fund.

Current Strategy and Outlook: Currently, the Fund is positioned in companies which we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, in our view, each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the top portfolio positions include: Precision Castparts Corp. (discussed above), Allegheny Technologies, Inc., News Corp., Inc. and Qualcomm, Inc.

Within media, we find News Corp., Inc. attractive based on our view that advertising spending growth will remain robust and that internet advertising will continue to grow more rapidly than the industry as a whole. News Corp., Inc. is well positioned in the online space due to a number of key strategic acquisitions. We continue to like companies that have exposure to the aerospace market. We have emphasized suppliers, such as Precision Castparts Corp. and Allegheny Technologies, Inc., over manufacturers because we see greater opportunities for these companies to augment their earnings power. Finally, Qualcomm, Inc. is a beneficiary of the move in the cellular industry to third generation technologies that increase capacity and integrate data services on wireless networks. We expect strength in chipsets and handsets will continue to benefit the company going forward.

(1) Effective August 14, 2006, the name of the Fund changed from ING Equity Income Fund to ING Growth and Income Fund.

(2) Effective August 14, 2006, the sub-adviser to the Fund changed from Wellington Management Company to ING IM. This Fund has been repositioned from a large value portfolio to large blend under the management of Chris Corapi and Scott Lewis.

Top Ten Holdings*
as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.3%
AT&T, Inc.	2.6%
American International Group, Inc.	2.3%
Utilities Select Sector SPDR Fund	2.3%
Cisco Systems, Inc.	2.3%
Johnson & Johnson	2.2%
Intel Corp.	2.2%
Citigroup, Inc.	1.9%
Procter & Gamble Co.	1.9%
General Electric Co.	1.8%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS' REPORT

ING GROWTH AND INCOME FUND

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	16.58%	7.35%	4.17%	—	—
Class B(2)	17.76%	7.55%	—	1.53%	—
Class C(3)	21.72%	7.83%	—	—	1.53%
Class I	23.98%	8.91%	5.09%	—	—
Excluding Sales Charge:
Class A	23.65%	8.64%	4.79%	—	—
Class B	22.76%	7.84%	—	1.53%	—
Class C	22.72%	7.83%	—	—	1.53%
Class I	23.98%	8.91%	5.09%	—	—
S&P 500® Index(4)	22.79%	9.45%	7.78%	4.26%	5.08	%(6)
Russell 1000® Value Index(5)	25.58%	12.51%	10.59%	8.68%	8.30	%(6)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Growth and Income Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(5)  The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(6)  Since inception performance for indices is shown from July 1, 1998.

7

ING 130/30 FUNDAMENTAL RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING 130/30 Fundamental Research Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Chris Corapi and Michael Pytosh, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund's Class A shares, excluding sales charges, provided a total return of 18.10% compared to Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), which returned 22.79%, for the same period.

Portfolio Specifics: Stock selection on the short side had a favorable impact on relative returns, particularly in financials and consumer discretionary. Our long stock selection in the consumer staples sector was a positive contributor to returns. In contrast, our long positions within the information technology and energy sectors detracted from performance.

In financials, the Fund benefited from its short position in Calamos Asset Management Inc.. The company's flagship product, the Calamos Growth Fund, underperformed in 2006. This put pressure on organic growth and operating performance, and led to accelerating outflows. Within consumer discretionary, our short position in Williams-Sonoma, Inc. helped returns as the company's Pottery Barn division significantly underperformed in 2006 due to intense promotional activity from its competitors and weak furniture demand. On the long side, our investment in CVS Caremark Corp. continues to benefit from its generic drug offerings and strong prescription growth as well as synergies from its SavOn, Eckerd and CMX integrations.

In contrast, Motorola, Inc. was a technology position that detracted value, in part due to disappointing handset sales during the holiday season. Evergreen Energy, Inc. and Weatherford International Ltd. were the largest performance drags in energy. Weatherford International Ltd. was hurt by a sharp and unanticipated decline in natural gas prices in the third quarter of 2006. The Gulf of Mexico was also untouched by severe weather for the first time in several years. Finally, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones we had viewed as well within reach. All three positions have been eliminated from the Fund.

Within technology, our short positions in Cognos and Yahoo!, Inc. detracted value as both stocks were boosted by takeover speculation. Merck & Co., Inc.'s stock price rose sharply in the second half of last year on expectations for future sales of a new HPV vaccine and diabetes drug. We believed that these launches would not be enough to offset increased competition and future financial liabilities of Vioxx litigation. However, at the end of 2006, the stock continued to rise as expectations of Vioxx liabilities were significantly lowered and the company announced a stronger than expected pipeline."

Current Strategy and Outlook: On the long side, the Fund owns stocks of companies that we believe have strong competitive positions, robust end markets, effective capital allocation and clear catalysts that could drive returns. Notable positions include Precision Castparts Corp., Allegheny Technologies, Inc. and Qualcomm, Inc. We continue to like companies that have exposure to the aerospace market and we have emphasized suppliers such as Precision Castparts Corp. and Allegheny Technologies, Inc. over manufacturers. We see greater opportunities for these companies to augment their earnings power during an upcycle. Qualcomm, Inc. is a beneficiary of the move in the cellular industry to third generation technologies that increase capacity and integrate data services on wireless networks. We expect strength in chipsets and handsets will continue to benefit the company going forward.

On the short side, the majority of our positions are paired investments where we are trying to isolate one or several poor characteristics without taking on an exposure to an industry or sector. Some positions are based upon structurally deficient companies or industries, while several will be event-driven. Walgreen Co. and CVS Caremark Corp. continue to be our largest pair trades. We shorted Walgreen Co. and established a long position in CVS Caremark Corp., based upon the belief that CVS Caremark Corp. is more attractively valued and has, we believe, greater opportunities for growth. Other top short positions include Calamos Asset Management, Inc., (mentioned above) Starbucks Corp. and Shuffle Master, Inc. Starbucks Corp. is currently trading at the high end of its peer group's valuation. We believe this relative valuation is unsustainable and expect that it will gradually become more inline with its competitors who offer comparable earnings growth. We expect Shuffle Master, Inc. will continue to lose market share to its competitors as a number of their key patents are set to expire this year.

Top Ten Holdings*
as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	3.5%
CVS Corp.	3.1%
Procter & Gamble Co.	2.6%
Citigroup, Inc.	2.6%
Johnson & Johnson	2.4%
Altria Group, Inc.	2.3%
PNC Financial Services Group, Inc.	2.1%
American International Group, Inc.	2.1%
Qualcomm, Inc.	2.1%
AT&T, Inc.	2.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and repurchase agreement.

Portfolio holdings are subject to change daily.

Industry Allocation
as of May 31, 2007
(as a percent of net assets)

Oil & Gas	10.7%
Insurance	8.9%
Retail	8.1%
Diversified Financial Services	7.8%
Telecommunications	7.5%
Pharmaceuticals	5.4%
Computers	4.8%
Miscellaneous Manufacturing	4.8%
Semiconductors	4.6%
Healthcare-Products	3.6%
Banks	3.5%
Software	3.2%
Industries between 2.0%-3.1%(1)	18.0%
Industries between 1.0%-1.9%(2)	19.6%
Industries less than 1.0%(3)	1.1%
Other Assets and Liabilities-Net*	(11.6)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund and repurchase agreement.

(1)  Includes seven industries, which each represents 2.0%-3.1% of net assets.

(2)  Includes fourteen industries, which each represents 1.0%-1.9% of net assets.

(3)  Includes two industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS' REPORT

ING 130/30 FUNDAMENTAL RESEARCH FUND

Average Annual Total Returns for the Periods Ended May 31, 2007

	1 Year	Since Inception of Classes A, B, C and I April 28, 2006
Including Sales Charge:
Class A(1)	11.32%	5.46%
Class B(2)	11.96%	6.61%
Class C(3)	16.12%	10.39%
Class I	18.54%	11.72%
Excluding Sales Charge:
Class A	18.10%	11.35%
Class B	16.96%	10.25%
Class C	17.12%	10.39%
Class I	18.54%	11.72%
S&P 500® Index(4)	22.79%	17.65	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING 130/30 Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from May 1, 2006.

9

ING GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING Growth Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Fund is managed by Jeff Bianchi(1) and Richard Welsh, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund's Class A shares, excluding sales charges, provided a total return of 14.77% compared to the Russell 1000® Growth Index, which returned 20.37% during the same period.

Portfolio Specifics: The Russell 1000® Growth Index gained 20.37% for the year ended May 2007. A major driver was corporate profit growth, which consistently beat consensus expectations during the period. The huge build-up in corporate cash flow resulted in accelerated takeover and share buyback activity and supported higher prices.

All economic sectors delivered double-digit returns for the year, led by the defensive utilities and telecommunication services sectors. Utilities returned 36%, while telecom's 28% gain was largely influenced by the wireless segment. The materials sector was up 31%, receiving a boost from the containers and packaging and construction materials industries.

The energy and industrials sectors produced the weakest return at 15%. Energy results were held back by the equipment and services component. Laggards in industrials were airfreight and logistics and airlines. The consumer staples sector realized a return of 16%. Food and staples retailing companies were a drag on consumer staples.

Sector allocation in energy and industrials accounted for nearly one quarter of the Fund's overall underperformance. Stock selection, the biggest drag on returns, was weakest in information technology, financials, and utilities.

Medical device company Hospira, Inc. was the worst-performing stock followed by Citrix Systems, Inc., a supplier of access information software and services. Hospira, Inc., which was spun off from Abbott Laboratories, encountered operating profit pressures during the second quarter of 2006 due to research and development expenditures, freight and distribution costs and other items related to the spin off. Citrix Systems, Inc. experienced weak licensing growth in its core presentation products. In addition, Gen-Probe, Inc., a diagnostic test manufacturer, underperformed despite reporting strong results as uncertainty on the timing of approvals for new products at the Food and Drug Administration weighed on the stock.

Luxury retailer Coach, Inc. was the biggest contributor to the Fund's performance. The company experienced positive business trends from new lines of its core products, the addition of jewelry and other accessories, and strong sales from department store channels. In health care, Medco Health Solutions, Inc. and Gilead Sciences, Inc. delivered positive results. Medco Health Solutions, Inc. was perceived to benefit from competing bids for rival CVS Caremark Corp. which could have had a temporary negative impact on CVS Caremark Corp.'s sales and execution capabilities. Strength in Gilead Sciences, Inc.'s HIV drug, Atripla, drove market share gains. Truvada also performed above expectations supporting the thesis that these market share gains will continue.

Current Strategy and Outlook: In May, the market reached a high for the year spurred by above-consensus earnings, better economic prospects and strong takeover and buyback activity. In our opinion, somewhat brighter economic prospects, coupled with high core inflation and rising energy prices have eliminated market expectations for a lower federal funds rate this year. This thinking is consistent with the view we have held, and even the back-up of 10-year Treasury yields to over 5% is not surprising. We believe the headwinds of higher inflation and interest rates should continue to support earnings growth factors that are an integral part of our investment process. We remain confident that our investment philosophy is sound.

(1)  Effective December 31, 2006, Kenneth Bragdon retired as portfolio manager of the Fund. Jeff Bianchi was named co-portfolio manager to the Fund.

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

Microsoft Corp.	4.5%
American Express Co.	3.4%
Abbott Laboratories	3.3%
Cisco Systems, Inc.	3.3%
Danaher Corp.	2.8%
Monsanto Co.	2.8%
Merck & Co., Inc.	2.8%
Google, Inc.	2.7%
Hewlett-Packard Co.	2.7%
Goldman Sachs Group, Inc.	2.6%

Portfolio holdings are subject to change daily.

Industry Allocation
as of May 31, 2007
(as a percent of net assets)

Pharmaceuticals	10.2%
Diversified Financial Services	9.3%
Telecommunications	8.5%
Computers	6.9%
Miscellaneous Manufacturing	6.2%
Retail	5.5%
Software	5.5%
Healthcare-Products	5.2%
Media	4.7%
Semiconductors	4.2%
Internet	4.1%
Commercial Services	3.5%
Industries between 1.8%-2.8%(1)	12.8%
Industries less than 1.8%(2)	14.7%
Other Assets and Liabilities-Net*	(1.3)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

(1)  Includes six industries, which each represents 1.8%-2.8% of net assets.

(2)  Includes eleven industries, which each represents less than 1.8% of net assets.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS' REPORT

ING GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	8.21%	4.46%	3.73%	—	—
Class B(2)	8.99%	4.58%	—	(0.85)%	—
Class C(3)	12.96%	4.90%	—	—	0.45%
Class I	15.15%	5.99%	4.66%	—	—
Excluding Sales Charge:
Class A	14.77%	5.70%	4.35%	—	—
Class B	13.99%	4.91%	—	(0.85)%	—
Class C	13.96%	4.90%	—	—	0.45%
Class I	15.15%	5.99%	4.66%	—	—
Russell 1000® Growth Index(4)	20.37%	7.50%	4.96%	0.24%	1.94	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Growth Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from July 1, 1998.

11

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund's Class A shares, excluding sales charges, provided a total return of 18.50% compared to the Russell 2000® Index, which returned 18.92%, for the same period.

Portfolio Specifics: Despite the significant headwinds of slower economic growth, higher oil prices and the sub-prime mortgage market implosion, small-cap stocks generally fared well. Performance was positively impacted by strong corporate earnings and the merger and acquisition activity. Access to an easy credit environment helped drive growth.

All economic sectors rose for the period with materials, consumer staples and telecommunication services contributing the most to performance. These sectors gained 41%, 29%, and 23%, respectively. In materials, metals and mining and chemicals had the largest positive impact on performance. Stock selection was the main performance driver over the period. Favorable selection in financials, materials and energy contributed the most to results. Stock selection was weakest in technology hardware & equipment and healthcare & services industry groups.

Cleveland-Cliffs, Inc. and ITC Holdings Corp. contributed significantly to performance. Cleveland-Cliffs, Inc., which produces and markets iron ore pellets, consistently delivered strong earnings. Fundamentals in the steel industry remained strong, as both pricing and inventories improved. The company also announced two new projects during the first quarter of 2007. These were a coal and an iron ore mine. ITC Holdings Corp., which is an electricity transmission company, performed well due to the acquisition of another transmission system in Michigan and a favorable regulatory environment. As infrastructure needs to be built out in this industry, we believe that the company will benefit by earning a return on their incremental investment.

In contrast, Komag, Inc. and Alkermes, Inc. were two of the largest detractors from performance. Komag, Inc., which is in the hard disk drive business, performed poorly as the company was at the end of its inventory and the beginning of its product cycle, which has significant incremental costs. The price of the raw materials used in the company's manufacturing process has also increased and the weak U.S. dollar acted as a drag, as part of its manufacturing is done in Asia. We continue to hold this stock as it has strong cash flows and a very attractive valuation. Moreover, we believe that demand will increase for personal computers due to the launch of Microsoft Corp.'s Vista operating system. We also expect inventories to decrease due to seasonality, as sales typically improve over the holidays.

Alkermes, Inc., a drug delivery company that partners with pharmaceutical and biotech companies to develop sustained release formulations or inhaled versions of drugs performed poorly as the launch of Vivitrol, a drug for alcohol addiction, fell short of investors' expectations. The company is also developing an inhaled version of insulin in partnership with Eli Lilly & Co. Also, Pfizer, Inc.'s inhaled insulin product failed to generate traction among both patients and prescribing physicians during the period. While some investors extrapolated the failed Pfizer, Inc. launch to the Air Insulin program of Alkermes, Inc., we continue to own the stock as we believe that Pfizer, Inc.'s missteps cannot be seen in the same light as Alkermes, Inc.'s. Importantly, we view Alkermes, Inc.'s insulin program is much easier to use than Pfizer, Inc.'s product. Furthermore, the initial wrinkles of the Vivitrol launch are being fixed by a sampling program. Success in the Byetta LAR program, a long acting release of an approved diabetes drug called Byetta, is likely to be a fundamental driver of future earnings growth for the company. It also produced positive free cash flow in 2006.

Current Strategy and Outlook: Staying consistent with our investment process, we continue to focus on what we believe are companies with strong balance sheets and cash flow generation capabilities. We believe that we are defensively positioned in financials, as we are invested in banks that have high reserves, are over capitalized, diversified, and pay high dividends. We are less exposed to real estate investment trusts, as we believe that the real estate market is overextended. In consumer sectors, we are invested in healthy lifestyle companies, restaurants, apparel companies and food and staples retailers that have defensive characteristics. We believe companies in this sector will perform well despite a moderating economy. In health care, the Fund is leveraged to gain from the strong demands and needs for behavioral health providers. We are invested in the health care equipment suppliers with niche franchises as well as disease management providers.

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

UAP Holding Corp.	1.5%
Toro Co.	1.4%
Ansys, Inc.	1.4%
NewAlliance Bancshares, Inc.	1.3%
Bank Mutual Corp.	1.2%
RAM Holdings Ltd.	1.2%
New Jersey Resources Corp.	1.2%
ITC Holdings Corp.	1.1%
Genesis Lease Ltd. ADR	1.1%
Global Industries Ltd.	1.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	11.68%	10.62%	10.96%	—	—
Class B(2)	12.81%	10.85%	—	11.66%	—
Class C(3)	16.67%	11.08%	—	—	9.11%
Class I	18.81%	12.22%	11.93%	—	—
Excluding Sales Charge:
Class A	18.50%	11.94%	11.62%	—	—
Class B	17.65%	11.12%	—	11.66%	—
Class C	17.64%	11.08%	—	—	9.11%
Class I	18.81%	12.22%	11.93%	—	—
Russell 2000® Index(4)	18.92%	13.06%	9.68%	11.18%	8.52	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from July 1, 1998.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Balanced Fund	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,069.20	1.29%	$6.65
Class B	1,000.00	1,065.60	2.04	10.51
Class C	1,000.00	1,065.50	2.04	10.51
Class I	1,000.00	1,070.70	1.04	5.37
Class O	1,000.00	1,069.50	1.29	6.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.29%	$6.49
Class B	1,000.00	1,014.76	2.04	10.25
Class C	1,000.00	1,014.76	2.04	10.25
Class I	1,000.00	1,019.75	1.04	5.24
Class O	1,000.00	1,018.50	1.29	6.49

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Growth and Income Fund	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,100.60	1.25%	$6.55
Class B	1,000.00	1,096.90	2.00	10.46
Class C	1,000.00	1,096.20	2.00	10.45
Class I	1,000.00	1,102.50	1.00	5.24
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,019.95	1.00	5.04
ING 130/30 Fundamental Research Fund
Actual Fund Return
Class A	$1,000.00	$1,091.60	1.40%	$7.30
Class B	1,000.00	1,086.20	2.15	11.18
Class C	1,000.00	1,086.70	2.15	11.19
Class I	1,000.00	1,093.50	1.15	6.00
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.40%	$7.04
Class B	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,019.20	1.15	5.79
ING Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,093.30	1.40%	$7.31
Class B	1,000.00	1,089.70	2.15	11.20
Class C	1,000.00	1,089.80	2.15	11.20
Class I	1,000.00	1,095.60	1.15	6.01
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.40%	$7.04
Class B	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,019.20	1.15	5.79

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Small Company Fund	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,098.70	1.36%	$7.12
Class B	1,000.00	1,094.70	2.11	11.02
Class C	1,000.00	1,094.70	2.11	11.02
Class I	1,000.00	1,100.30	1.11	5.81
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.36%	$6.84
Class B	1,000.00	1,014.41	2.11	10.60
Class C	1,000.00	1,014.41	2.11	10.60
Class I	1,000.00	1,019.40	1.11	5.59

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of ING Balanced Fund, ING Equity Income Fund, ING 130/30 Fundamental Research Fund, ING Growth Fund, and ING Small Company Fund, each a series of ING Series Fund, Inc., as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 27, 2007

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
ASSETS:
Investments in securities at value+*	$301,657,632	$91,266,785	$12,785,097
Short-term investments**	492,239	—	—
Short-term investments in affiliates at amortized cost	9,800,000	4,000,000	1,200,000
Short-term investments at amortized cost	31,201,000	9,302,000	328,000
Cash	251,203	220	25,078
Cash collateral for futures	159,230	86,800	8,400
Deposit with broker for securities sold short	—	—	1,903,687
Foreign currencies at value***	97,794	—	—
Receivables:
Investment securities sold	3,593,860	3,666,517	714,528
Fund shares sold	107,400	34,085	—
Dividends and interest	1,203,513	131,210	24,515
Variation margin receivable	3,391	—	—
Upfront payments made on swap agreements	266	—	—
Unrealized appreciation on swap agreements	68,044	—	—
Prepaid expenses	27,550	21,712	24,624
Reimbursement due from manager	160,508	—	19,077
Brokerage commission recapture	—	2,559	—
Total assets	348,823,630	108,511,888	17,033,006
LIABILITIES:
Payable for investment securities purchased	12,368,469	1,388,356	529,340
Payable for fund shares redeemed	689,885	65,401	—
Payable for futures variation margin	16,251	1,550	164
Payable upon receipt of securities loaned	30,589,000	8,850,000	—
Securities Sold Short^	—	—	2,003,186
Accrued Dividend Income on Short Positions	—	—	763
Upfront payments received on swap agreements	82,186	—	—
Unrealized depreciation on swap agreements	76,946	—	—
Payable to affiliates	345,951	87,802	10,778
Payable for borrowings against line of credit	—	—	3,000,000
Payable for directors fees	6,250	4,377	272
Other accrued expenses and liabilities	125,862	58,674	23,965
Options Written^^	—	19,135	—
Accrued Line of Credit Fee Payable	—	—	12,386
Total liabilities	44,300,800	10,475,295	5,580,854
NET ASSETS	$304,522,830	$98,036,593	$11,452,152
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$292,620,508	$176,418,380	$10,214,031
Undistributed net investment income	2,229,881	261,179	6,672
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, written options, and short sales	(21,919,791)	(92,654,054)	(28,472)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, written options, and short sales	31,592,232	14,011,088	1,259,921
NET ASSETS	$304,522,830	$98,036,593	$11,452,152
+ Including securities loaned at value	$29,840,093	$8,690,849	$—
* Cost of investments in securities	$270,017,240	$77,361,860	$11,497,628
** Cost of short-term investments	$511,088	$—	$—
*** Cost of foreign currencies	$97,972	$—	$—
^ Proceeds from short sales	$—	$—	$1,973,098
^^ Premiums received for options written	$—	$18,673	$—

See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007 (CONTINUED)

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
Class A:
Net Assets	$122,023,449	$58,025,307	$11,439,933
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,207,153	4,311,318	1,020,036
Net asset value and redemption price per share	$13.25	$13.46	$11.22
Maximum offering price per share (5.75%)(1)	$14.06	$14.28	$11.90
Class B:
Net Assets	$61,798,390	$11,837,133	$6,686
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,724,690	894,169	601
Net asset value and redemption price per share(2)	$13.08	$13.24	$11.12
Maximum offering price per share	$13.08	$13.24	$11.12
Class C:
Net Assets	$53,801,329	$2,766,755	$4,387
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,106,519	209,557	394
Net asset value and redemption price per share(2)	$13.10	$13.20	$11.13
Maximum offering price per share	$13.10	$13.20	$11.13
Class I:
Net Assets	$30,304,800	$25,407,398	$1,146
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,288,987	1,882,677	102
Net asset value and redemption price per share	$13.24	$13.50	$11.24
Maximum offering price per share	$13.24	$13.50	$11.24
Class O:
Net Assets	$36,594,862	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	2,775,302	n/a	n/a
Net asset value and redemption price per share	$13.19	n/a	n/a
Maximum offering price per share	$13.19	n/a	n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007 (CONTINUED)

	ING Growth Fund	ING Small Company Fund
ASSETS:
Investments in securities at value+*	$49,951,540	$115,283,216
Short-term investments in affiliates at amortized cost	500,000	1,000,000
Short-term investments at amortized cost	443,000	93,000
Cash	198	498
Receivables:
Investment securities sold	508,263	1,185,461
Fund shares sold	42,895	25,338
Dividends and interest	26,842	84,816
Prepaid expenses	19,847	21,205
Total assets	51,492,585	117,693,534
LIABILITIES:
Payable for investment securities purchased	—	658,472
Payable for fund shares redeemed	1,786,026	49,292
Payable upon receipt of securities loaned	267,000	—
Payable to affiliates	46,707	117,681
Payable for directors fees	2,196	3,827
Other accrued expenses and liabilities	62,921	78,785
Total liabilities	2,164,850	908,057
NET ASSETS	$49,327,735	$116,785,477
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$155,658,793	$84,558,021
Undistributed net investment income	—	19,348
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(115,518,674)	15,315,302
Net unrealized appreciation on investments and foreign currency related transactions	9,187,616	16,892,806
NET ASSETS	$49,327,735	$116,785,477
+ Including securities loaned at value	$259,400	$—
* Cost of investments in securities	$40,763,924	$98,390,410

See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007 (CONTINUED)

	ING Growth Fund	ING Small Company Fund
Class A:
Net Assets	$28,505,985	$77,040,842
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,930,737	4,298,128
Net asset value and redemption price per share	$14.76	$17.92
Maximum offering price per share (5.75%)(1)	$15.66	$19.01
Class B:
Net Assets	$6,229,667	$7,274,713
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	434,469	416,351
Net asset value and redemption price per share(2)	$14.34	$17.47
Maximum offering price per share	$14.34	$17.47
Class C:
Net Assets	$1,846,400	$4,317,204
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	130,051	248,790
Net asset value and redemption price per share(2)	$14.20	$17.35
Maximum offering price per share	$14.20	$17.35
Class I:
Net Assets	$12,745,683	$28,152,718
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	830,500	1,482,941
Net asset value and redemption price per share	$15.35	$18.98
Maximum offering price per share	$15.35	$18.98

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
21

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,995,168	$1,777,464	$199,851
Interest(1)	5,635,563	273,287	50,057
Short stock rebates	—	—	120,541
Securities lending income	36,812	1,508	—
Total investment income	8,667,543	2,052,259	370,449
EXPENSES:
Investment management fees	2,008,869	645,200	81,737
Distribution and service fees:
Class A	283,262	134,438	25,532
Class B	539,169	103,255	14
Class C	405,847	23,297	19
Class O	72,298	—	—
Transfer agent fees	411,050	65,550	—
Class A	—	—	9,597
Class B	—	—	1
Class C	—	—	2
Administrative service fees	214,282	73,738	8,174
Shareholder reporting expense	63,950	29,574	15,711
Registration fees	98,157	45,208	16,001
Professional fees	46,800	23,915	19,844
Custody and accounting expense	61,350	25,037	10,886
Directors fees	10,950	4,217	811
Offering expense	—	—	91,780
Dividend expense on short positions	—	—	23,129
Miscellaneous expense	19,191	7,921	7,366
Interest Expense	984	—	177,900
Total expenses	4,236,159	1,181,350	488,504
Net waived and reimbursed fees	(165,937)	(580)	(138,289)
Brokerage commission recapture	—	(2,377)	—
Net expenses	4,070,222	1,178,393	350,215
Net investment income	4,597,321	873,866	20,234
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, WRITTEN OPTIONS, SWAPS, AND SHORT SALES:
Net realized gain (loss) on:
Investments	11,957,902	15,927,549	193,561
Foreign currency related transactions	(51,681)	87	—
Futures, swaps, and written options	60,715	517,982	57,189
Short sales	—	—	(204,055)
Net realized gain on investments, foreign currency related transactions, futures, swaps, written options, and short sales	11,966,936	16,445,618	46,695
Net change in unrealized appreciation or depreciation on:
Investments	20,792,752	2,188,639	1,701,220
Foreign currency related transactions	(284)	22	—
Futures, swaps, and written options	(9,378)	105,358	2,540
Short sales	—	—	(30,088)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and short sales	20,783,090	2,294,019	1,673,672
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, written options, and short sales	32,750,026	18,739,637	1,720,367
Increase in net assets resulting from operations	$37,347,347	$19,613,503	$1,740,601
*Foreign taxes withheld	$170	$739	$1,054
(1) Affiliated income	$356,669	$38,688	$7,665

See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007 (CONTINUED)

	ING Growth Fund	ING Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$521,601	$1,480,374
Interest(1)	45,938	176,140
Securities lending income	1,842	—
Total investment income	569,381	1,656,514
EXPENSES:
Investment management fees	429,206	966,992
Distribution and service fees:
Class A	83,419	196,550
Class B	69,707	72,521
Class C	20,050	42,144
Transfer agent fees	103,750	76,650
Administrative service fees	49,052	91,012
Shareholder reporting expense	24,011	18,707
Registration fees	47,938	47,681
Professional fees	25,398	26,959
Custody and accounting expense	16,250	20,900
Directors fees	3,018	7,254
Miscellaneous expense	7,706	11,426
Interest Expense	978	—
Total expenses	880,483	1,578,796
Net waived and reimbursed fees	(35)	(260)
Net expenses	880,448	1,578,536
Net investment income (loss)	(311,067)	77,978
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	6,804,466	19,716,371
Foreign currency related transactions	—	(4,496)
Net realized gain on investments and foreign currency related transactions	6,804,466	19,711,875
Net change in unrealized appreciation or depreciation on:
Investments	1,112,414	(589,675)
Foreign currency related transactions	—	495
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,112,414	(589,180)
Net realized and unrealized gain on investments and foreign currency related transactions	7,916,880	19,122,695
Increase in net assets resulting from operations	$7,605,813	$19,200,673
* Foreign taxes withheld	$31	$2,861
(1) Affiliated income	$2,394	$17,277

See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Fund		ING Growth and Income Fund
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$4,597,321	$2,217,949	$873,866	$1,804,149
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	11,966,936	6,800,531	16,445,618	4,285,643
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	20,783,090	(3,553,657)	2,294,019	3,942,585
Net increase in net assets resulting from operations	37,347,347	5,464,823	19,613,503	10,032,377
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,819,326)	(887,867)	(791,072)	(924,849)
Class B	(444,776)	(151,852)	(74,236)	(90,451)
Class C	(241,583)	(29,270)	(16,302)	(20,707)
Class I	(665,748)	(505,271)	(492,322)	(726,698)
Class O	(502,018)	(183,584)	—	—
Net realized gains:
Class A	(700,697)	(4,377,381)	—	—
Class B	(301,452)	(1,613,342)	—	—
Class C	(175,701)	(321,669)	—	—
Class I	(207,591)	(2,036,034)	—	—
Class O	(191,192)	(1,012,178)	—	—
Total distributions	(5,250,084)	(11,118,448)	(1,373,932)	(1,762,705)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	39,136,146	53,760,364	17,543,686	13,999,322
Proceeds issued in merger	131,331,064	54,192,612	—	—
Dividends reinvested	4,538,700	10,683,468	1,331,427	1,721,830
	175,005,910	118,636,444	18,875,113	15,721,152
Cost of shares redeemed	(99,227,779)	(52,900,402)	(30,846,404)	(39,648,816)
Net increase (decrease) in net assets resulting from capital share transactions	75,778,131	65,736,042	(11,971,291)	(23,927,664)
Net increase (decrease) in net assets	107,875,394	60,082,417	6,268,280	(15,657,992)
NET ASSETS:
Beginning of year	196,647,436	136,565,019	91,768,313	107,426,305
End of year	$304,522,830	$196,647,436	$98,036,593	$91,768,313
Undistributed net investment income at end of year	$2,229,881	$1,344,940	$261,179	$761,158

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ING 130/30 Fundamental Research Fund		ING Growth Fund
	Year Ended May 31, 2007	April 28, 2006(1) to May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$20,234	$4,307	$(311,067)	$(539,819)
Net realized gain (loss) on investments, futures, and short sales	46,695	(73,485)	6,804,466	14,554,877
Net change in unrealized appreciation or depreciation on investments, futures, and short sales	1,673,672	(413,751)	1,112,414	(5,590,266)
Net increase (decrease) in net assets resulting from operations	1,740,601	(482,929)	7,605,813	8,424,792
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(22,226)	—	—	(110,133)
Class C	(2)	—	—	—
Class I	(4)	—	—	(111,796)
Total distributions	(22,232)	—	—	(221,929)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	235,130	10,003,040	8,750,841	45,889,894
Dividends reinvested	226	—	—	221,333
	235,356	10,003,040	8,750,841	46,111,227
Cost of shares redeemed	(21,684)	—	(43,596,593)	(75,329,401)
Net increase (decrease) in net assets resulting from capital share transactions	213,672	10,003,040	(34,845,752)	(29,218,174)
Net increase (decrease) in net assets	1,932,041	9,520,111	(27,239,939)	(21,015,311)
NET ASSETS:
Beginning of period	9,520,111	—	76,567,674	97,582,985
End of period	$11,452,152	$9,520,111	$49,327,735	$76,567,674
Undistributed net investment income at end of period	$6,672	$8,163	$—	$—

(1)  Commencement of operations

See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ING Small Company Fund
	Year Ended May 31, 2007	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$77,978	$(453,084)
Net realized gain on investments and foreign currency related transactions	19,711,875	29,230,013
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(589,180)	(3,410,243)
Net increase in net assets resulting from operations	19,200,673	25,366,686
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(12,918,100)	(8,652,257)
Class B	(1,318,127)	(749,814)
Class C	(776,907)	(417,623)
Class I	(4,597,044)	(1,693,286)
Total distributions	(19,610,178)	(11,512,980)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,413,510	23,166,745
Dividends reinvested	19,145,619	11,282,563
	55,559,129	34,449,308
Cost of shares redeemed	(56,722,622)	(56,497,025)
Net decrease in net assets resulting from capital share transactions	(1,163,493)	(22,047,717)
Net decrease in net assets	(1,572,998)	(8,194,011)
NET ASSETS:
Beginning of year	118,358,475	126,552,486
End of year	$116,785,477	$118,358,475
Undistributed net investment income at end of year	$19,348	$—

See Accompanying Notes to Financial Statements
26

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MAY 31, 2007

ING 130/30 Fundamental Research Fund
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net increase in net assets from operations	1,740,601
Adjustment to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(26,374,516)
Proceeds from disposition of investment securities	27,570,219
Purchase of short-term investment securities, net	(1,174,000)
Decrease in deposit with broker for securities sold short	1,085,184
Increase in investment securities sold receivable	(714,528)
Increase in dividends and interest receivable	(469)
Increase in cash collateral for futures	(8,400)
Decrease in prepaid expenses	68,488
Decrease in reimbursement due from manager	(10,182)
Increase in proceeds from securities sold short	10,859,659
Increase in purchases to cover	(12,057,192)
Decrease in accrued income on short positions	(1,318)
Increase in futures variation margin payable	164
Increase in payable for investment securities purchased	529,340
Increase in payable to affiliates	1,714
Increase in accrued director fees	152
Decrease in other accrued expenses	(33,972)
Increase in accrued line of credit fee payable	12,386
Change in unrealized appreciation on investments	(1,671,132)
Realized loss on investments	10,494
Net cash used for operating activities	(167,308)
Cash Flows From Financing Activities:
Distributions to shareholders	(22,232)
Net proceeds from capital share activity	213,672
Net cash flows provided by financing activities	191,440
Net increase in cash	24,132
Cash at beginning of year	946
Cash at end of year	$25,078
Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consists of reinvestment of dividends of $226 and interest paid of $178,969.

See Accompanying Notes to Financial Statements
27

ING BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$11.83		12.35	11.66	10.84	11.07
Income (loss) from investment operations:
Net investment income	$0.24	*	0.18	0.18	0.13	0.11
Net realized and unrealized gain (loss) on investments	$1.49		0.30	0.81	0.88	(0.24)
Total from investment operations	$1.73		0.48	0.99	1.01	(0.13)
Less distributions from:
Net investment income	$0.22		0.17	0.18	0.19	0.10
Net realized gains on investments	$0.09		0.83	0.12	—	—
Total distributions	$0.31		1.00	0.30	0.19	0.10
Net asset value, end of year	$13.25		11.83	12.35	11.66	10.84
Total Return(1)%	14.89		3.96	8.60	9.38	(1.15)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$122,023		89,596	67,177	70,237	59,826
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.35		1.40	1.33	1.32	1.42
Net expenses after expense waiver(2)(3)%	1.29		1.40	1.33	1.32	1.42
Net investment income after expense waiver(2)(3)%	1.95		1.43	1.48	1.11	1.11
Portfolio turnover rate %	268		309	289	302	379
	Class B
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$11.68		12.21	11.51	10.75	11.02
Income (loss) from investment operations:
Net investment income	$0.14		0.07	0.09 *	0.04	0.03
Net realized and unrealized gain (loss) on investments	$1.48		0.31	0.80	0.87	(0.23)
Total from investment operations	$1.62		0.38	0.89	0.91	(0.20)
Less distributions from:
Net investment income	$0.13		0.08	0.07	0.15	0.07
Net realized gains on investments	$0.09		0.83	0.12	—	—
Total distributions	$0.22		0.91	0.19	0.15	0.07
Net asset value, end of year	$13.08		11.68	12.21	11.51	10.75
Total Return(1)%	14.00		3.19	7.79	8.51	(1.84)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$61,798		34,224	20,900	13,899	3,099
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.10		2.15	2.08	2.07	2.17
Net expenses after expense waiver(2)(3)%	2.04		2.15	2.08	2.07	2.17
Net investment income after expense waiver(2)(3)%	1.21		0.69	0.72	0.35	0.40
Portfolio turnover rate %	268		309	289	302	379

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Advisor within three years of being incurred.

(3)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
28

ING BALANCED FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$11.69		12.22	11.50	10.71	10.99
Income (loss) from investment operations:
Net investment income	$0.15	*	0.09 *	0.08	0.04	0.03
Net realized and unrealized gain (loss) on investments	$1.48		0.29	0.81	0.87	(0.24)
Total from investment operations	$1.63		0.38	0.89	0.91	(0.21)
Less distributions from:
Net investment income	$0.13		0.08	0.05	0.12	0.07
Net realized gains on investments	$0.09		0.83	0.12	—	—
Total distributions	$0.22		0.91	0.17	0.12	0.07
Net asset value, end of year	$13.10		11.69	12.22	11.50	10.71
Total Return(1)%	14.03		3.14	7.75	8.59	(1.94)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$53,801		13,678	4,730	4,270	2,877
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.10		2.15	2.08	2.07	2.17
Net expenses after expense waiver(2)(3)%	2.04		2.15	2.08	2.07	2.17
Net investment income after expense waiver(2)(3)%	1.22		0.72	0.73	0.36	0.35
Portfolio turnover rate %	268		309	289	302	379
	Class I
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$11.82		12.34	11.67	10.85	11.08
Income (loss) from investment operations:
Net investment income	$0.27	*	0.21	0.21	0.16	0.14
Net realized and unrealized gain (loss) on investments	$1.50		0.30	0.81	0.87	(0.25)
Total from investment operations	$1.77		0.51	1.02	1.03	(0.11)
Less distributions from:
Net investment income	$0.26		0.20	0.23	0.21	0.12
Net realized gains on investments	$0.09		0.83	0.12	—	—
Total distributions	$0.35		1.03	0.35	0.21	0.12
Net asset value, end of year	$13.24		11.82	12.34	11.67	10.85
Total Return(1)%	15.22		4.23	8.85	9.65	(0.93)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$30,305		35,141	33,380	37,852	50,343
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.10		1.15	1.08	1.07	1.17
Net expenses after expense waiver(2)(3)%	1.04		1.15	1.08	1.07	1.17
Net investment income after expense waiver(2)(3)%	2.18		1.67	1.73	1.36	1.27
Portfolio turnover rate %	268		309	289	302	379

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupement by the Investment Advisor within three years of being incurred.

(3)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
29

ING BALANCED FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31,				September 15, 2004(1) to May 31,
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.78		12.31		11.83
Income from investment operations:
Net investment income	$0.24	*	0.18	*	0.17
Net realized and unrealized gain on investments	$1.49		0.29		0.57
Total from investment operations	$1.73		0.47		0.74
Less distributions from:
Net investment income	$0.23		0.17		0.14
Net realized gains on investments	$0.09		0.83		0.12
Total distributions	$0.32		1.00		0.26
Net asset value, end of period	$13.19		11.78		12.31
Total Return(2)%	14.92		3.94		6.71
Ratios and Supplemental Data:
Net assets, end of period (000's)	$36,595		24,009		10,379
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.35		1.40		1.33
Net expenses after expense waiver(3)(4)(5)%	1.29		1.40		1.33
Net investment income after expense waiver(3)(4)(5)%	1.96		1.45		1.44
Portfolio turnover rate %	268		309		289

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupement by the Investment Adviser within three years of being incurred.

(5)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
30

ING GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2007			2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$11.05		10.15	9.38	8.12	9.45
Income (loss) from investment operations:
Net investment income		$0.12		0.19 **	0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments		$2.46		0.89	0.80	1.22	(1.32)
Total from investment operations		$2.58		1.08	0.97	1.28	(1.28)
Less distributions from:
Net investment income		$0.17		0.18	0.20	0.02	0.05
Total distributions		$0.17		0.18	0.20	0.02	0.05
Net asset value, end of year		$13.46		11.05	10.15	9.38	8.12
Total Return(1)%		23.65		10.76	10.47	15.77	(13.58)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$58,025		50,656	55,672	58,263	52,182
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.25		1.27	1.24	1.15	1.18
Net expenses after brokerage commission recapture	%	1.25	(2)	1.27	1.23	1.15	1.18
Net investment income after brokerage commission recapture	%	0.98	(2)	1.84	1.64	0.71	0.47
Portfolio turnover rate	%	181		23	31	213	225
	Class B
	Year Ended May 31,
	2007			2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.87		10.00	9.24	8.03	9.37
Income (loss) from investment operations:
Net investment income (loss)		$0.02		0.11	0.07	0.01	(0.02)
Net realized and unrealized gain (loss) on investments		$2.44		0.87	0.81	1.20	(1.32)
Total from investment operations		$2.46		0.98	0.88	1.21	(1.34)
Less distributions from:
Net investment income		$0.09		0.11	0.12	—	0.00 *
Total distributions		$0.09		0.11	0.12	—	0.00 *
Net asset value, end of year		$13.24		10.87	10.00	9.24	8.03
Total Return(1)%		22.76		9.89	9.62	15.07	(14.26)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$11,837		8,700	7,796	4,192	1,027
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	2.00		2.02	1.99	1.90	1.93
Net expenses after brokerage commission recapture	%	2.00	(2)	2.02	1.98	1.90	1.93
Net investment income (loss) after brokerage commission recapture	%	0.21	(2)	1.07	0.87	0.20	(0.28)
Portfolio turnover rate	%	181		23	31	213	225

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Amount is less than $0.005.

**  Per share numbers have been calculated using average number of shares oustanding throughout the period.

See Accompanying Notes to Financial Statements
31

ING GROWTH AND INCOME FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2007			2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$10.84		9.96	9.20	8.00		9.33
Income (loss) from investment operations:
Net investment income (loss)		$0.02		0.12	0.07	(0.00	)*	(0.02)
Net realized and unrealized gain (loss) on investments		$2.43		0.86	0.80	1.20		(1.31)
Total from investment operations		$2.45		0.98	0.87	1.20		(1.33)
Less distributions from:
Net investment income		$0.09		0.10	0.11	—		0.00 *
Total distributions		$0.09		0.10	0.11	—		0.00 *
Net asset value, end of year		$13.20		10.84	9.96	9.20		8.00
Total Return(1)%		22.72		9.93	9.55	15.00		(14.22)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$2,767		1,925	2,035	1,283		968
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	2.00		2.02	1.99	1.90		1.93
Net expenses after brokerage commission recapture	%	2.00	(2)	2.02	1.98	1.90		1.93
Net investment income (loss) after brokerage commission recapture	%	0.21	(2)	1.07	0.89	(0.02)		(0.28)
Portfolio turnover rate	%	181		23	31	213		225
	Class I
	Year Ended May 31,
	2007			2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$11.08		10.18	9.42	8.15		9.49
Income (loss) from investment operations:
Net investment income		$0.15	**	0.22 **	0.20	0.10	**	0.06
Net realized and unrealized gain (loss) on investments		$2.47		0.89	0.79	1.21		(1.33)
Total from investment operations		$2.62		1.11	0.99	1.31		(1.27)
Less distributions from:
Net investment income		$0.20		0.21	0.23	0.04		0.07
Total distributions		$0.20		0.21	0.23	0.04		0.07
Net asset value, end of year		$13.50		11.08	10.18	9.42		8.15
Total Return(1)%		23.98		11.01	10.72	16.10		(13.37)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$25,407		30,487	41,923	51,609		187,417
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.00		1.02	0.99	0.90		0.93
Net expenses after brokerage commission recapture	%	1.00	(2)	1.02	0.98	0.90		0.93
Net investment income after brokerage commission recapture	%	1.25	(2)	2.08	1.89	0.95		0.72
Portfolio turnover rate	%	181		23	31	213		225

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Amount is less than $0.005 or more than $(0.005).

**  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
32

ING 130/30 FUNDAMENTAL RESEARCH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended May 31, 2007		April 28, 2006(1) to May 31, 2006	Year Ended May 31, 2007		April 28, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.52		10.00	9.51		10.00
Income from investment operations:
Net investment income (loss)	$0.02		0.00 **	(0.06	)*	(0.00)**
Net realized and unrealized loss on investments	$1.70		(0.48)	1.68		(0.49)
Total from investment operations	$1.72		(0.48)	1.62		(0.49)
Less distribution from:
Net investment income	$0.02		—	0.00	**	—
Total distribution	$0.02		—	0.00	**	—
Net asset value, end of period	$11.22		9.52	11.12		9.51
Total Return(2)%	18.10		(4.80)	16.96		(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$11,440		9,517	7		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	4.78		4.37	5.53		5.12
Net expenses after expense reimbursement(3)(4)%	3.42		3.26	4.17		4.01
Net expenses before interest and dividend expense on short positions and after expense reimbursement(3)(4)	%1.40(5)		1.40	2.15(5)		2.15
Net investment income (loss) after expense reimbursement(3)(4)%	0.20	(5)	0.54	(0.63	)(5)	(0.21)
Portfolio turnover rate %	315		13	315		13
	Class C			Class I
	Year Ended May 31, 2007		April 28, 2006(1) to May 31, 2006	Year Ended May 31, 2007		April 28, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.51		10.00	9.52		10.00
Income from investment operations:
Net investment income (loss)	$(0.05	)*	(0.00)**	0.05		0.01
Net realized and unrealized loss on investments	$1.68		(0.49)	1.71		(0.49)
Total from investment operations	$1.63		(0.49)	1.76		(0.48)
Less distribution from:
Net investment income	$0.01		—	0.04		—
Total distribution	$0.01		—	0.04		—
Net asset value, end of period	$11.13		9.51	11.24		9.52
Total Return(2)%	17.12		(4.90)	18.54		(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4		1	1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	5.53		5.12	4.53		4.12
Net expenses after expense reimbursement(3)(4)%	4.17		4.01	3.17		3.01
Net expenses before interest and dividend expense on short Net expenses after expense reimbursement(3)(4)	%2.15(5)		2.15	1.15(5)		1.15
Net investment income (loss) after expense reimbursement(3)(4)%	(0.52	)(5)	(0.21)	0.47	(5)	0.79
Portfolio turnover rate %	315		13	315		13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage expenses, dividend expense on securities sold short and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average numbers of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements
33

ING GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2007			2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$12.86		12.05	11.36	9.97	11.21
Income (loss) from investment operations:
Net investment income (loss)		$(0.06	)*	(0.08)	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments		$1.96		0.92	0.67	1.43	(1.20)
Total from investment operations		$1.90		0.84	0.69	1.39	(1.24)
Less distributions from:
Net investment income		$—		0.03	—	—	—
Total distributions		$—		0.03	—	—	—
Net asset value, end of year		$14.76		12.86	12.05	11.36	9.97
Total Return(1)%		14.77		6.94	6.07	13.94	(11.06)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$28,506		45,206	54,825	64,570	66,514
Ratios to average net assets:
Expenses	%	1.40	(2)	1.26	1.21	1.18	1.24
Net investment income (loss)%		(0.48	)(2)	(0.56)	0.19	(0.35)	(0.38)
Portfolio turnover rate	%	166		147	140	147	197
	Class B
	Year Ended May 31,
	2007			2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$12.58		11.86	11.26	9.95	11.28
Income (loss) from investment operations:
Net investment loss		$(0.16	)*	(0.16)	(0.07)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments		$1.92		0.88	0.67	1.41	(1.25)
Total from investment operations		$1.76		0.72	0.60	1.31	(1.33)
Net asset value, end of year		$14.34		12.58	11.86	11.26	9.95
Total Return(1)%		13.99		6.07	5.33	13.17	(11.79)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$6,230		7,686	6,720	7,054	3,965
Ratios to average net assets:
Expenses	%	2.15	(2)	2.01	1.96	1.93	1.99
Net investment loss	%	(1.22	)(2)	(1.31)	(0.57)	(1.08)	(1.13)
Portfolio turnover rate	%	166		147	140	147	197

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average numbers of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
34

ING GROWTH FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2007			2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$12.46		11.74	11.15	9.85	11.18
Income (loss) from investment operations:
Net investment loss		$(0.16	)*	(0.17)	(0.07)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments		$1.90		0.89	0.66	1.42	(1.23)
Total from investment operations		$1.74		0.72	0.59	1.30	(1.33)
Net asset value, end of year		$14.20		12.46	11.74	11.15	9.85
Total Return(1)%		13.96		6.13	5.29	13.20	(11.90)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$1,846		2,294	2,131	2,444	1,662
Ratios to average net assets:
Expenses	%	2.15	(2)	2.01	1.96	1.93	1.99
Net investment loss	%	(1.23	)(2)	(1.31)	(0.55)	(1.08)	(1.13)
Portfolio turnover rate	%	166		147	140	147	197
	Class I
	Year Ended May 31,
	2007			2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$13.33		12.47	11.72	10.25	11.51
Income (loss) from investment operations:
Net investment income (loss)		$(0.03	)*	(0.04)*	0.06	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments		$2.05		0.94	0.69	1.50	(1.25)
Total from investment operations		$2.02		0.90	0.75	1.47	(1.26)
Less distributions from:
Net investment income		$—		0.04	—	—	—
Total distributions		$—		0.04	—	—	—
Net asset value, end of year		$15.35		13.33	12.47	11.72	10.25
Total Return(1)%		15.15		7.22	6.40	14.34	(10.95)
Ratios and Supplemental Data:
Net assets, end of year (000s)		$12,746		21,383	33,906	39,184	103,442
Ratios to average net assets:
Expenses	%	1.15	(2)	1.01	0.96	0.93	0.99
Net investment income (loss)%		(0.22	)(2)	(0.30)	0.46	(0.10)	(0.13)
Portfolio turnover rate	%	166		147	140	147	197

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
35

ING SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$18.32		16.46	15.13	12.06	13.70
Income (loss) from investment operations:
Net investment income (loss)	$0.01		(0.06)	(0.01)	0.00 **	(0.01)
Net realized and unrealized gain (loss) on investments	$3.05		3.78	1.34	3.07	(1.63)
Total from investment operations	$3.06		3.72	1.33	3.07	(1.64)
Less distributions from:
Net realized gains on investments	$3.46		1.86	—	—	—
Total distributions	$3.46		1.86	—	—	—
Net asset value, end of year	$17.92		18.32	16.46	15.13	12.06
Total Return(1)%	18.50		23.51	8.79	25.46	(11.97)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$77,041		88,642	92,363	123,834	92,176
Ratios to average net assets:
Expenses(2)%	1.36	(3)	1.40	1.36	1.28	1.38
Net investment income loss(2)%	0.08	(3)	(0.34)	(0.07)	(0.03)	(0.08)
Portfolio turnover rate %	83		75	47	123	322
	Class B
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$18.06		16.37	15.16	12.17	13.93
Income (loss) from investment operations:
Net investment income (loss)	$(0.11	)*	(0.19)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	$2.98		3.74	1.33	3.08	(1.66)
Total from investment operations	$2.87		3.55	1.21	2.99	(1.76)
Less distributions from:
Net realized gains on investments	$3.46		1.86	—	—	—
Total distributions	$3.46		1.86	—	—	—
Net asset value, end of year	$17.47		18.06	16.37	15.16	12.17
Total Return(1)%	17.65		22.56	7.98	24.57	(12.63)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$7,275		7,824	6,783	6,234	2,048
Ratios to average net assets:
Expenses(2)%	2.11	(3)	2.15	2.11	2.03	2.13
Net investment loss(2)%	(0.66	)(3)	(1.10)	(0.77)	(0.84)	(0.83)
Portfolio turnover rate %	83		75	47	123	322

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investments Advisor within three years of being incurred.

(3)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share calculated using average number of shares outstanding throughout the period.

**  Amount less than $0.005.

See Accompanying Notes to Financial Statements
36

ING SMALL COMPANY FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$17.96		16.28	15.08	12.11	13.88
Income (loss) from investment operations:
Net investment income (loss)	$(0.11)		(0.19)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	$2.96		3.73	1.33	3.08	(1.67)
Total from investment operations	$2.85		3.54	1.20	2.97	(1.77)
Less distributions from:
Net realized gains on investments	$3.46		1.86	—	—	—
Total distributions	$3.46		1.86	—	—	—
Net asset value, end of year	$17.35		17.96	16.28	15.08	12.11
Total Return(1)%	17.64		22.63	7.96	24.53	(12.75)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$4,317		4,393	3,825	3,855	2,270
Ratios to average net assets:
Expenses(2)%	2.11	(3)	2.15	2.11	2.03	2.13
Net investment loss after expense reimbursement(2)%	(0.66	)(3)	(1.10)	(0.78)	(0.80)	(0.83)
Portfolio turnover rate %	83		75	47	123	322
	Class I
	Year Ended May 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$19.17		17.11	15.69	12.49	14.15
Income (loss) from investment operations:
Net investment income (loss)	$0.07	*	(0.02)	(0.01)	0.04	0.02
Net realized and unrealized gain (loss) on investments	$3.20		3.94	1.43	3.18	(1.68)
Total from investment operations	$3.27		3.92	1.42	3.22	(1.66)
Less distributions from:
Net investment income	$—		—	—	0.02	—
Net realized gains on investments	$3.46		1.86	—	—	—
Total distributions	$3.46		1.86	—	0.02	—
Net asset value, end of year	$18.98		19.17	17.11	15.69	12.49
Total Return(1)%	18.81		23.80	9.05	25.75	(11.73)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$28,153		17,500	23,581	155,583	167,174
Ratios to average net assets:
Expenses(2)%	1.12	(3)	1.15	1.11	1.03	1.13
Net investment income (loss) after expense reimbursement(2)%	0.40	(3)	(0.08)	(0.01)	0.22	0.17
Portfolio turnover rate %	83		75	47	123	322

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investments Advisor within three years of being incurred.

(3)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
37

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are fifteen separate investment series which comprise the Company. The five series (each, a "Fund"; collectively, the "Funds") that are in this report are: ING Balanced Fund ("Balanced"), ING Growth and Income Fund ("Growth and Income"), ING 130/30 Fundamental Research Fund ("130/30 Fundamental Research"), ING Growth Fund ("Growth"), and ING Small Company Fund ("Small Company").

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser to each Fund. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which

38

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and

39

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. 130/30 Fundamental Research, Growth and Small Company pay dividends annually. Balanced and Equity Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

40

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.  Short Sales. 130/30 Fundamental Research engages in short sales (selling securities it does not own) as a part of its normal investment activities. These short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, The Bank of New York. The collateral required is determined daily by reference to the market value of the short positions. The short stock rebate presented in the Statements of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.  Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

M.  Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon

41

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

their fair value determined under procedures approved by the Board.

N.  Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

O.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Balanced and Growth and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$412,172,047	$335,727,344
Growth and Income	158,214,900	175,570,643
130/30 Fundamental Research	38,431,708	38,429,878
Growth	101,549,026	135,287,369
Small Company	92,260,813	113,589,764

U.S Government securities not included above were as follows:

	Purchases	Sales
Balanced	$362,959,661	$353,041,439

For 130/30 Fundamental Research, short sales and purchases to cover were $10,859,695 and $12,057,192, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Growth and Income and Growth — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for 130/30 Fundamental Research — 0.800% on first $500 million, 0.750% on next $500 million and 0.700% in excess of $1 billion; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

The Investment Adviser entered into a sub-advisory agreement with ING IM for the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund's average daily net assets.

The Investment Adviser has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds except, 130/30 Fundamental Research that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser pays ILIAC a fee of up to 0.425% of the average daily net assets

42

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

associated with those shares. For the year ended May 31, 2007, ILIAC received $738,374 for its services.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2007, Balanced and Growth and Income waived $5,429 and $580 of such management fees, respectively. 130/30 Fundamental Research, Growth and Small Company waived $114, $35 and $260 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Growth and Income	0.25%	1.00%	1.00%	N/A
130/30 Fundamental Research	0.25%	1.00%	1.00%	N/A
Growth	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	N/A

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class O shares. For the year ended May 31, 2007, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Balanced	$7,167	n/a	n/a
Growth and Income Fund	6,099	n/a	n/a
130/30 Fundamental Research	709	n/a	n/a
Growth	3,612	n/a	n/a
Small Company	5,885	n/a	n/a
Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Balanced	$336	n/a	$552
Growth and Income Fund	2,000	n/a	707
130/30 Fundamental Research	—	n/a	10
Growth	—	n/a	42
Small Company	—	n/a	72

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Sharholder Service and Distribution Fees	Total
Balanced	$193,164	$20,671	$132,116	$345,951
Growth and Income	57,000	6,543	24,259	87,802
130/30 Fundamental Research	7,608	767	2,403	10,778
Growth	30,070	3,440	13,197	46,707
Small Company	83,727	7,888	26,066	117,681

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — 130/30 Fundamental Research (97.96)%; Growth (17.21)%; and Small Company (10.40)%.

ING National Trust — Balanced (12.67)%; Growth and Income (34.18)%; Growth (28.85)%; and Small Company (40.30)%.

43

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Balanced, Growth and Small Company have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with Balanced, 130/30 Fundamental Research, and Small Company whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Balanced(1)	1.23%	1.98%	1.98%	0.98%	1.23%
130/30 Fundamental Research	1.40%	2.15%	2.15%	1.15%	N/A
Small Company	1.50%	2.25%	2.25%	1.25%	N/A

(1) Effective January 1, 2007, an expense limitation was implemented for Balanced. Prior to this date, there were no expense limits for the Fund.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2007, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2008	2009	2010	Total
130/30 Fundamental Research	$—	$8,895	$138,175	$147,070

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. In addition, 130/30 Fundamental Research may use proceeds from the line of credit to purchase securities held as part of its normal investment operations. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2007:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	3	$2,075,000	5.77%
130/30 Fundamental Research(1)	365	3,000,000	5.93%
Growth	8	775,000	5.76%

(1) At May 31, 2007, 130/30 Fundamental Research had an outstanding balance of $3 million.

NOTE 9 — OPTIONS WRITTEN

Transactions in written options for Growth and Income during the year ended May 31, 2007 were as follows:

	# of Contracts	Premium
Balance at 5/31/06	—	$—
Options Written	17,700	40,378
Options Terminated in Closing Purchase Transactions	(5,800)	(16,945)
Options Expired	(4,000)	(4,760)
Balance at 05/31/07	7,900	$18,673

44

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Balanced (Number of Shares)
Shares sold	1,012,157	921,402	321,362	813,381	101,801	64,359
Shares issued from merger	3,965,830	2,663,972	2,978,931	1,005,345	3,966,745	936,307
Dividends reinvested	177,557	442,032	49,313	129,809	21,391	26,809
Shares redeemed	(3,519,821)	(1,896,023)	(1,555,654)	(729,953)	(1,153,203)	(244,844)
Net increase in shares outstanding	1,635,723	2,131,383	1,793,952	1,218,582	2,936,734	782,631
Balanced ($)
Shares sold	$12,559,590	$11,221,499	$3,911,300	$9,853,466	$1,256,348	$779,775
Shares issued from merger	48,007,196	31,462,326	35,701,302	11,761,610	47,622,566	10,968,676
Dividends reinvested	2,156,086	5,203,008	595,971	1,510,293	260,790	312,199
Shares redeemed	(43,760,268)	(22,969,358)	(19,161,749)	(8,749,382)	(14,218,636)	(2,920,433)
Net increase	$18,962,604	$24,917,475	$21,046,824	$14,375,987	$34,921,068	$9,140,217

	Class I		Class O
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Balanced (Number of Shares)
Shares sold	172,279	931,037	1,567,032	1,720,853
Dividends reinvested	71,552	213,701	54,929	97,944
Shares redeemed	(926,952)	(877,257)	(884,926)	(623,849)
Net increase (decrease) in shares outstanding	(683,121)	267,481	737,035	1,194,948
Balanced ($)
Shares sold	$2,104,081	$11,064,967	$19,304,827	$20,840,657
Dividends reinvested	863,451	2,511,376	662,402	1,146,592
Shares redeemed	(11,245,361)	(10,690,658)	(10,841,765)	(7,570,571)
Net increase (decrease)	$(8,277,829)	$2,885,685	$9,125,464	$14,416,678
	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Growth and Income (Number of Shares)
Shares sold	751,435	592,156	302,049	267,021
Dividends reinvested	66,890	88,494	5,231	7,051
Shares redeemed	(1,093,017)	(1,582,218)	(213,536)	(253,583)
Net increase (decrease) in shares outstanding	(274,692)	(901,568)	93,744	20,489
Growth and Income ($)
Shares sold	$9,152,418	$6,298,697	$3,587,945	$2,791,637
Dividends reinvested	776,637	916,550	59,704	72,094
Shares redeemed	(13,252,560)	(16,706,770)	(2,568,015)	(2,667,000)
Net increase (decrease)	$(3,323,505)	$(9,491,523)	$1,079,634	$196,731

45

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Growth and Income (Number of Shares)
Shares sold	96,870	41,663	308,763	422,886
Dividends reinvested	971	1,462	41,869	69,334
Shares redeemed	(65,912)	(69,754)	(1,219,858)	(1,859,295)
Net increase (decrease) in shares outstanding	31,929	(26,629)	(869,226)	(1,367,075)
Growth and Income ($)
Shares sold	$1,154,536	$431,865	$3,648,787	$4,477,123
Dividends reinvested	11,039	14,875	484,047	718,311
Shares redeemed	(798,616)	(720,086)	(14,227,213)	(19,554,960)
Net increase (decrease)	$366,959	$(273,346)	$(10,094,379)	$(14,359,526)
	Class A		Class B
	Year Ended May 31, 2007	April 28, 2006(1) to May 31, 2006	Year Ended May 31, 2007	April 28, 2006(1) to May 31, 2006
130/30 Fundamental Research (Number of Shares)
Shares sold	22,012	1,000,001	500	101
Dividends reinvested	22	—	—	—
Shares redeemed	(1,999)	—	—	—
Net increase in shares outstanding	20,035	1,000,001	500	101
130/30 Fundamental Research ($)
Shares sold	$225,667	$10,000,010	$5,442	$1,010
Dividends reinvested	226	—	—	—
Shares redeemed	(20,643)	—	—	—
Net increase	$205,250	$10,000,010	$5,442	$1,010
	Class C		Class I
	Year Ended May 31, 2007	April 28, 2006(1) to May 31, 2006	Year Ended May 31, 2007	April 28, 2006(1) to May 31, 2006
130/30 Fundamental Research (Number of Shares)
Shares sold	394	101	1	101
Shares redeemed	(101)	—	—	—
Net increase in shares outstanding	293	101	1	101
130/30 Fundamental Research ($)
Shares sold	$4,011	$1,010	$10	$1,010
Shares redeemed	(1,041)	—	—	—
Net increase	$2,970	$1,010	$10	$1,010
	Class A		Class B
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Growth (Number of Shares)
Shares sold	279,734	412,539	43,155	197,694
Dividends reinvested	—	8,099	—	—
Shares redeemed	(1,864,796)	(1,452,806)	(219,637)	(153,344)
Net increase (decrease) in shares outstanding	(1,585,062)	(1,032,168)	(176,482)	44,350
Growth ($)
Shares sold	$3,745,518	$5,442,362	$549,503	$2,585,471
Dividends reinvested	—	109,540	—	—
Shares redeemed	(24,751,222)	(19,021,668)	(2,868,909)	(1,979,963)
Net increase (decrease)	$(21,005,704)	$(13,469,766)	$(2,319,406)	$605,508

(1) Commencement of operations

46

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Growth (Number of Shares)
Shares sold	11,476	56,450	309,311	2,698,642
Dividends reinvested	—	—	—	7,971
Shares redeemed	(65,554)	(53,831)	(1,082,923)	(3,821,424)
Net increase (decrease) in shares outstanding	(54,078)	2,619	(773,612)	(1,114,811)
Growth ($)
Shares sold	$152,323	$715,101	$4,303,497	$37,146,960
Dividends reinvested	—	—	—	111,793
Shares redeemed	(846,941)	(701,255)	(15,129,521)	(53,626,515)
Net increase (decrease)	$(694,618)	$13,846	$(10,826,024)	$(16,367,762)
	Class A		Class B
	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,	Year Ended May 31,
	2007	2006	2007	2006
Small Company (Number of Shares)
Shares sold	1,325,109	1,004,066	30,354	93,478
Dividends reinvested	774,025	502,120	78,610	42,040
Shares redeemed	(2,640,667)	(2,278,842)	(125,732)	(116,730)
Net increase (decrease) in shares outstanding	(541,533)	(772,656)	(16,768)	18,788
Small Company ($)
Shares sold	$23,371,655	$18,379,835	$528,069	$1,689,816
Dividends reinvested	12,655,302	8,525,721	1,256,878	706,263
Shares redeemed	(47,302,309)	(40,439,907)	(2,165,494)	(2,104,153)
Net increase (decrease)	$(11,275,352)	$(13,534,351)	$(380,547)	$291,926
	Class C		Class I
	Year Ended May 31, 2007	Year Ended May 31, 2006	Year Ended May 31, 2007	Year Ended May 31, 2006
Small Company (Number of Shares)
Shares sold	45,160	41,682	625,359	123,432
Dividends reinvested	40,914	21,436	265,108	95,357
Shares redeemed	(81,882)	(53,404)	(320,521)	(684,321)
Net increase (decrease) in shares outstanding	4,192	9,714	569,946	(465,532)
Small Company ($)
Shares sold	$761,398	$751,254	$11,752,388	$2,345,840
Dividends reinvested	649,724	357,986	4,583,715	1,692,593
Shares redeemed	(1,392,575)	(958,111)	(5,862,244)	(12,994,854)
Net increase (decrease)	$18,547	$151,129	$10,473,859	$(8,956,421)

47

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of its net assets. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Board.

Fund	Security	Principal/ Shares Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Alpine III, 5.910%, due 08/16/14	36,000	10/17/05	$36,074	$36,104	0.0%
	Alpine III, 6.310%, due 08/16/14	36,000	10/17/05	36,074	36,119	0.0%
	Alpine III, 8.110%, due 08/16/14	55,000	10/17/05	55,112	55,357	0.0%
	Alpine III, 11.360%, due 08/16/14	95,000	08/17/04	95,735	97,365	0.0%
	Dayton Superior Corp.	400	12/04/05	7,446	4	0.0%
	North Atlantic Trading Co.	1,209	12/04/05	12	1	0.0%
				$230,453	$224,950	0.0%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2007, the Funds had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Balanced	$29,840,093	$30,589,000
Growth and Income	8,690,849	8,850,000
Growth	259,400	267,000

NOTE 13 — REORGANIZATIONS

On October 7, 2006, Balanced as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Convertible Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000's)	Total Net Assets of Acquiring Fund (000's)	Acquired Capital Loss Carryforward (000's)	Acquired Fund Unrealized Appreciation (000's)	Conversion Ratio
Balanced	ING Convertible Fund	$131,331	$192,198	$51,495	—	1.70

The net assets of Balanced after the acquisition were approximately $323,528,789.

On December 3, 2005, Balanced as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Equity and Bond Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000's)	Total Net Assets of Acquiring Fund (000's)	Acquired Capital Loss Carryforward (000's)	Acquired Fund Unrealized Appreciation (000's)	Conversion Ratio
Balanced	ING Equity and Bond Fund	$54,193	$142,443	$10,879	$1,778	1.13

The net assets of Balanced after the acquisition were approximately $196,635,230.

48

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(29,850,818)	$(38,929)	$29,889,747
Growth and Income	—	87	(87)
130/30 Fundamental Research	—	507	(507)
Growth	67,174	311,067	(378,241)
Small Company	—	(58,630)	58,630

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$3,938,706	$1,311,378	$4,394,031	$6,724,417
Growth and Income	1,373,932	—	1,762,705	—
130/30 Fundamental Research	22,232	—	—	—
Growth	—	—	221,929	—
Small Company	1,755,364	17,854,814	—	11,512,980

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$2,960,500	$3,873,780	$30,237,882	$(44,406)	$(11,871,186)	2009
					(5,935,593)	2010
					(7,318,655)	2012
						$(25,125,434)*
Growth and Income	261,179	—	13,711,871	—	$(41,043,902)	2009
					(9,092,919)	2010
					(41,817,840)	2011
					(400,176)	2013
						$(92,354,837)
130/30 Fundamental Research	6,672	—	1,234,175	—	(2,726)	2015
Growth	—	—	9,161,463	—	$(74,870,773)	2009
					(10,310,428)	2010
					(30,311,320)	2011
						$(115,492,521)
Small Company	3,696,291	11,682,530	16,848,635	—	—	—

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

49

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, this would be no later than their November 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of May 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2007, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Balanced
Class A	NII	$0.1187	July 5, 2007	June 29, 2007
Class B	NII	0.0677	July 5, 2007	June 29, 2007
Class C	NII	0.0692	July 5, 2007	June 29, 2007
Class I	NII	0.1354	July 5, 2007	June 29, 2007
Class O	NII	0.1207	July 5, 2007	June 29, 2007
Growth and Income
Class A	NII	$0.0476	July 5, 2007	June 29, 2007
Class B	NII	0.0001	July 5, 2007	June 29, 2007
Class C	NII	0.0053	July 5, 2007	June 29, 2007
Class I	NII	0.0633	July 5, 2007	June 29, 2007

NII – Net investment income

On July 24, 2007, the Board approved a proposal to reorganize Growth into ING Opportunistic LargeCap Fund. The proposed reorganization is subject to approval by shareholders of Growth. If shareholder approval is obtained, it is expected that the reorganization would take place during the fourth quarter of 2007.

NOTE 17 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products

50

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any

51

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

52

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007

Shares			Value
COMMON STOCK: 66.4%
		Advertising: 0.7%
400		Catalina Marketing Corp.	$12,760
800	@, L	inVentiv Health, Inc.	30,128
19,350		Omnicom Group	2,037,555
			2,080,443
		Aerospace/Defense: 3.3%
450	@	Armor Holdings, Inc.	38,669
4,925		Boeing Co.	495,406
100	L	Curtiss-Wright Corp.	4,507
700		DRS Technologies, Inc.	35,945
30,600		Lockheed Martin Corp.	3,001,860
51,795		Raytheon Co.	2,879,802
50,700		United Technologies Corp.	3,576,885
			10,033,074
		Agriculture: 1.0%
5,450	@	Alliance One International, Inc.	52,375
28,010		Altria Group, Inc.	1,991,511
560		Delta & Pine Land Co.	23,436
1,209	I, X	North Atlantic Trading Co.	1
200	L	Universal Corp.	12,714
18,600	L	UST, Inc.	993,054
			3,073,091
		Airlines: 0.0%
900	@	Alaska Air Group, Inc.	26,244
700	@, L	JetBlue Airways Corp.	7,546
2,477		Skywest, Inc.	68,192
			101,982
		Apparel: 0.7%
31,500	@	Coach, Inc.	1,617,840
200	@, L	CROCS, Inc.	16,272
540	@, L	Deckers Outdoor Corp.	47,461
1,380	@	Gymboree Corp.	61,686
4,000	@, L	Hanesbrands, Inc.	104,400
1,500	@, L	Iconix Brand Group, Inc.	33,375
2,280	L	Kellwood Co.	65,687
1,550	L	K-Swiss, Inc.	44,966
300		Phillips-Van Heusen	18,336
2,910	L	Wolverine World Wide, Inc.	84,477
			2,094,500
		Auto Manufacturers: 0.0%
900		Wabash National Corp.	13,167
			13,167
		Auto Parts & Equipment: 0.1%
3,800	L	ArvinMeritor, Inc.	79,344
100	L	Bandag, Inc.	5,075
900	@	Lear Corp.	32,103
1,200	L	Standard Motor Products, Inc.	18,660
			135,182
		Banks: 4.1%
7,800		Associated Banc-Corp.	257,478
91,540		Bank of America Corp.	4,641,993
10,000		Bank of New York Co., Inc.	405,600
6,100		Colonial BancGroup, Inc.	153,964
10,500		Comerica, Inc.	659,715
1,700		Compass Bancshares, Inc.	119,000
1,900	L	Corus Bankshares, Inc.	34,561

Shares			Value
2,471		East-West Bancorp., Inc.	$100,174
4,200	@@, L	First Bancorp.	52,752
1,600		First Financial Bancorp.	23,552
600		First Indiana Corp.	12,612
400		First Republic Bank	21,660
1,900		FirstMerit Corp.	40,907
1,200	L	Fremont General Corp.	15,900
700	L	Frontier Financial Corp.	16,282
600		Greater Bay Bancorp.	16,746
2,700	L	Hanmi Financial Corp.	47,169
27,300		Huntington Bancshares, Inc.	613,158
2,100		Independent Bank Corp.	36,309
800		Investors Financial Services Corp.	49,216
1,700		Provident Bankshares Corp.	56,865
32,650		Regions Financial Corp.	1,164,626
1,200	L	UCBH Holdings, Inc.	22,332
3,200		United Bankshares, Inc.	108,000
23,675		Wachovia Corp.	1,282,948
3,800	L	Webster Financial Corp.	170,962
67,450		Wells Fargo & Co.	2,434,271
680		Whitney Holding Corp.	21,107
1,200	L	Wilshire Bancorp., Inc.	15,288
			12,595,147
		Beverages: 0.4%
12,600		Anheuser-Busch Cos., Inc.	672,084
11,200		Pepsi Bottling Group, Inc.	391,888
2,100		PepsiAmericas, Inc.	51,702
			1,115,674
		Biotechnology: 0.1%
900	@, L	Enzo Biochem, Inc.	14,634
700	@, L	Integra LifeSciences Holdings Corp.	35,924
700	@	Invitrogen Corp.	50,708
3,100	@, L	Medimmune, Inc.	179,428
11,100	@, L	Millennium Pharmaceuticals, Inc.	120,657
1,300	@, L	Regeneron Pharmaceuticals, Inc.	29,172
			430,523
		Building Materials: 0.1%
200	@, L	Drew Industries, Inc.	6,738
600		Florida Rock Industries, Inc.	40,836
400	L	Gibraltar Industries, Inc.	8,616
1,800	L	Lennox International, Inc.	61,650
1,300		Universal Forest Products, Inc.	62,504
			180,344
		Chemicals: 0.6%
600		Albemarle Corp.	24,384
6,500		Ashland, Inc.	392,080
3,100		Cabot Corp.	149,761
4,400		Chemtura Corp.	47,916
1,600		HB Fuller Co.	43,600
3,300		Lubrizol Corp.	216,876
4,614	L	Lyondell Chemical Co.	171,502
5,500	L	Olin Corp.	111,320
200	@	OM Group, Inc.	12,502
6,180	@, L	PolyOne Corp.	44,063
2,000		PPG Industries, Inc.	152,380
200		Quaker Chemical Corp.	4,790
1,700		Sensient Technologies Corp.	44,268
9,900		Sigma-Aldrich Corp.	428,472
1,600		Tronox, Inc.	22,272
			1,866,186

See Accompanying Notes to Financial Statements
53

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Commercial Services: 1.2%
3,900		ABM Industries, Inc.	$115,089
500		Administaff, Inc.	18,230
800	@	Alliance Data Systems Corp.	62,336
8,600	@, L	Apollo Group, Inc.	412,542
1,100		Arbitron, Inc.	57,596
1,200	@, L	Career Education Corp.	41,844
200		CDI Corp.	6,688
1,000	@, W	ChoicePoint, Inc.	43,860
700	@, L	Coinstar, Inc.	22,113
18,000	@	Convergys Corp.	463,320
300	L	Corporate Executive Board Co.	19,953
230		CPI Corp.	18,251
2,900	L	DeVry, Inc.	97,440
1,120	@, L	Heidrick & Struggles International, Inc.	54,589
900	@	ITT Educational Services, Inc.	101,871
1,600		Kelly Services, Inc.	46,112
200	@	Kendle International, Inc.	6,906
3,600	@	Korn/Ferry International	93,636
3,220	@, L	Labor Ready, Inc.	77,280
600	@	Laureate Education, Inc.	35,946
2,800		Manpower, Inc.	257,600
900		MAXIMUS, Inc.	38,898
18,400		McKesson Corp.	1,161,592
500	@, L	Midas, Inc.	11,235
7,600	@	MPS Group, Inc.	104,500
400	@, L	Pre-Paid Legal Services, Inc.	25,988
1,300		Sotheby's	61,711
3,400	@	Spherion Corp.	33,490
100	L	Strayer Education, Inc.	12,516
180	@, L	Vertrue, Inc.	8,685
1,670	W	Viad Corp.	74,098
1,105	@, L	Volt Information Sciences, Inc.	27,437
1,690		Watson Wyatt Worldwide, Inc.	87,153
			3,700,505
		Computers: 5.4%
1,300	@	Affiliated Computer Services, Inc.	75,855
300		Agilysys, Inc.	6,516
6,100	@	Apple, Inc.	741,516
1,500	@	BISYS Group, Inc.	17,625
605	@, L	CACI International, Inc.	31,188
500	@, L	Catapult Communications Corp.	5,065
5,100	@	Ciber, Inc.	45,441
80,600	@	Dell, Inc.	2,165,722
21,900		Electronic Data Systems Corp.	630,939
125,000	@	EMC Corp.	2,111,250
92,450		Hewlett-Packard Co.	4,225,879
2,600		Imation Corp.	98,566
44,110		International Business Machines Corp.	4,702,126
500	@	Kronos, Inc.	27,395
12,100	@, L	Lexmark International, Inc.	628,353
400	@, L	Mercury Computer Systems, Inc.	5,208
1,081	@, L	Micros Systems, Inc.	59,985
11,700	@, L	Network Appliance, Inc.	376,623
400	@, L	Palm, Inc.	6,516
250	@, L	Radisys Corp.	3,380
7,400	@, L	Sandisk Corp.	322,270
3,100	@, L	SRA International, Inc.	78,709
710	@	SYKES Enterprises, Inc.	13,831
4,200	@	Synopsys, Inc.	111,384
3,000	@, L	Western Digital Corp.	56,430
			16,547,772

Shares			Value
		Cosmetics/Personal Care: 1.2%
100	@, L	Chattem, Inc.	$6,367
4,200		Estee Lauder Cos., Inc.	198,660
53,677		Procter & Gamble Co.	3,411,173
			3,616,200
		Distribution/Wholesale: 0.0%
2,100	L	Building Materials Holding Corp.	32,172
700		CDW Corp.	59,598
			91,770
		Diversified Financial Services: 4.6%
1,000	L	AG Edwards, Inc.	88,160
5,325		American Express Co.	346,019
3,500	@, L	AmeriCredit Corp.	92,925
91,105		Citigroup, Inc.	4,964,311
400	L	Financial Federal Corp.	10,876
8,700		Goldman Sachs Group, Inc.	2,008,134
900	L	IndyMac Bancorp., Inc.	30,222
1,140	@, L	Investment Technology Group, Inc.	46,341
60,300		JP Morgan Chase & Co.	3,125,349
600	@, L	LaBranche & Co., Inc.	4,956
10,555		Merrill Lynch & Co., Inc.	978,765
21,940		Morgan Stanley	1,865,778
100	@, L	Piper Jaffray Cos.	6,690
5,300	L	Raymond James Financial, Inc.	176,543
4,800		SLM Corp.	269,808
800		SWS Group, Inc.	19,312
			14,034,189
		Electric: 2.2%
4,600	@	Aquila, Inc.	19,642
300		Central Vermont Public Service Corp.	10,932
1,100		Duquesne Light Holdings, Inc.	22,220
18,650		Edison International	1,086,736
1,600	@	El Paso Electric Co.	43,536
23,000		Entergy Corp.	2,596,700
9,600		MDU Resources Group, Inc.	290,976
7,500		Northeast Utilities	228,075
1,800		NSTAR	62,694
5,900		OGE Energy Corp.	217,828
4,900		Pepco Holdings, Inc.	146,314
18,300		Public Service Enterprise Group, Inc.	1,627,602
6,200		TXU Corp.	418,190
			6,771,445
		Electrical Components & Equipment: 0.0%
300	@	Advanced Energy Industries, Inc.	7,362
800	W	Ametek, Inc.	30,192
200		Belden Cdt, Inc.	11,452
200	@	Greatbatch, Inc.	6,008
770	@, L	Littelfuse, Inc.	30,862
			85,876
		Electronics: 0.4%
2,000		Amphenol Corp.	71,560
2,265	@, L	Coherent, Inc.	70,260
1,100	L	CTS Corp.	13,222
1,350		Cubic Corp.	33,926
100	@, L	Cymer, Inc.	4,014
3,200		Gentex Corp.	56,800
3,000		Methode Electronics, Inc.	45,240
400		National Instruments Corp.	12,608
600	@	Paxar Corp.	18,150

See Accompanying Notes to Financial Statements
54

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Electronics: (continued)
900	@	Photon Dynamics, Inc.	$9,855
10,700		Tektronix, Inc.	323,889
3,500	@	Thomas & Betts Corp.	203,070
1,470	@, L	Trimble Navigation Ltd.	42,909
2,300	@	Varian, Inc.	135,355
4,100	@	Vishay Intertechnology, Inc.	73,062
			1,113,920
		Energy-Alternate Sources: 0.0%
1,300	@, L	Headwaters, Inc.	25,636
			25,636
		Engineering & Construction: 0.2%
1,950	@	EMCOR Group, Inc.	127,901
2,500		Granite Construction, Inc.	171,225
3,300	@, L	Jacobs Engineering Group, Inc.	191,235
3,400	@	KBR, Inc.	93,602
200	@, L	Shaw Group, Inc.	8,092
910	@	URS Corp.	45,755
			637,810
		Entertainment: 0.0%
1,600	@, L	Macrovision Corp.	44,720
1,000	@, L	Pinnacle Entertainment, Inc.	30,600
			75,320
		Environmental Control: 0.0%
200	@, L	Tetra Tech, Inc.	4,412
450	@	Waste Connections, Inc.	13,869
2,800		Waste Management, Inc.	108,276
			126,557
		Food: 0.9%
1,425		Corn Products International, Inc.	58,468
1,900		Flowers Foods, Inc.	65,550
40,025		General Mills, Inc.	2,451,131
2,275		Hormel Foods Corp.	85,199
400	L	Nash Finch Co.	18,820
2,300		Ruddick Corp.	71,967
1,400	@	Smithfield Foods, Inc.	44,996
700	@	TreeHouse Foods, Inc.	19,628
			2,815,759
		Forest Products & Paper: 0.3%
3,300	L	Bowater, Inc.	68,607
1,400	@	Buckeye Technologies, Inc.	19,908
1,300	@	Caraustar Industries, Inc.	7,709
2,700		Louisiana-Pacific Corp.	55,350
500	L	Neenah Paper, Inc.	21,900
2,060		Rock-Tenn Co.	71,935
12,200		Temple-Inland, Inc.	768,600
2,200	L	Wausau Paper Corp.	30,118
			1,044,127
		Gas: 0.2%
200		Atmos Energy Corp.	6,478
130		Cascade Natural Gas Corp.	3,423
2,960	L	Energen Corp.	174,403
2,250		KeySpan Corp.	93,758
3,200		Southern Union Co.	111,360
1,500		Southwest Gas Corp.	57,240
5,310		UGI Corp.	152,928
3,700		WGL Holdings, Inc.	130,499
			730,089

Shares			Value
		Hand/Machine Tools: 0.0%
2,050		Snap-On, Inc.	$110,844
			110,844
		Healthcare-Products: 0.9%
1,700	@, L	Advanced Medical Optics, Inc.	59,670
6,500		Baxter International, Inc.	369,460
3,150		Biomet, Inc.	137,403
200	@, L	Biosite, Inc.	18,384
1,400	@	Cytyc Corp.	59,192
3,254		Dentsply International, Inc.	117,600
2,800	@, L	Edwards Lifesciences Corp.	140,560
1,000	@, L	Gen-Probe, Inc.	54,090
1,700	@	Haemonetics Corp.	84,388
1,300	@, L	Henry Schein, Inc.	69,589
656	@, L	Hologic, Inc.	35,483
300	@	ICU Medical, Inc.	12,045
328	@	Idexx Laboratories, Inc.	28,959
800	@, L	Immucor, Inc.	25,264
100	@, L	Intuitive Surgical, Inc.	13,763
18,100		Johnson & Johnson	1,145,187
300	L	LCA-Vision, Inc.	13,575
1,360	L	Mentor Corp.	54,998
800	@	Osteotech, Inc.	5,856
200	@, L	Palomar Medical Technologies, Inc.	7,778
900	@, L	PSS World Medical, Inc.	16,875
612	@	Respironics, Inc.	27,020
700	@, L	SurModics, Inc.	26,264
1,000	@	Techne Corp.	59,690
			2,583,093
		Healthcare-Services: 1.9%
4,200		Aetna, Inc.	222,306
1,380	@	AMERIGROUP Corp.	35,190
400	@, L	Amsurg Corp.	9,844
1,400	@, L	Centene Corp.	32,186
9,500	@	Coventry Health Care, Inc.	566,865
300	@, L	Genesis HealthCare Corp.	20,490
1,700	@, L	Gentiva Health Services, Inc.	34,816
1,200	@, L	Health Net, Inc.	68,496
270	@, L	Healthways, Inc.	12,587
10,675	@	Humana, Inc.	662,384
2,400	@	Lincare Holdings, Inc.	96,216
1,490	@	Pediatrix Medical Group, Inc.	85,854
800	@, L	Sierra Health Services, Inc.	33,344
1,100	@	Triad Hospitals, Inc.	58,861
41,000		UnitedHealth Group, Inc.	2,245,570
1,100	@, L	WellCare Health Plans, Inc.	101,244
18,050	@	WellPoint, Inc.	1,469,451
			5,755,704
		Holding Companies-Diversified: 0.0%
600	L	Leucadia National Corp.	21,504
			21,504
		Home Builders: 0.3%
10,100	L	KB Home	463,489
1,400	L	MDC Holdings, Inc.	76,076
900		Monaco Coach Corp.	13,869
100	@	NVR, Inc.	79,700
2,640	L	Thor Industries, Inc.	115,051
1,830		Winnebago Industries	56,730
			804,915

See Accompanying Notes to Financial Statements
55

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Home Furnishings: 0.0%
950	L	Ethan Allen Interiors, Inc.	$34,495
800		Harman International Industries, Inc.	94,920
			129,415
		Household Products/Wares: 0.2%
2,600		American Greetings Corp.	68,146
1,900		Blyth, Inc.	52,136
7,300		Kimberly-Clark Corp.	518,008
900	@, L	Playtex Products, Inc.	13,410
2,200		Tupperware Corp.	63,602
			715,302
		Insurance: 5.0%
16,000	@@	ACE Ltd.	985,120
22,850		Allstate Corp.	1,405,275
5,192		American Financial Group, Inc.	185,095
29,050		American International Group, Inc.	2,101,477
18,800		Chubb Corp.	1,031,556
3,020		Delphi Financial Group	129,679
2,500	@@	Everest Re Group Ltd.	268,075
500	L	First American Corp.	26,775
40,100		Genworth Financial, Inc.	1,447,610
1,300		Hanover Insurance Group, Inc.	63,427
13,344		Hartford Financial Services Group, Inc.	1,376,700
5,800		HCC Insurance Holdings, Inc.	190,878
1,000		Horace Mann Educators Corp.	22,320
115		Landamerica Financial Group, Inc.	10,659
26,600	L	Metlife, Inc.	1,808,800
750		Ohio Casualty Corp.	32,295
2,838		Old Republic International Corp.	61,471
2,285	@	Philadelphia Consolidated Holding Co.	94,142
1,100	L	PMI Group, Inc.	54,384
1,730		Presidential Life Corp.	31,590
1,680	@, L	ProAssurance Corp.	94,954
17,314	L	Prudential Financial, Inc.	1,766,374
950		Radian Group, Inc.	58,805
800	L	RLI Corp.	45,960
1,070		Safety Insurance Group, Inc.	44,555
500	@, L	SCPIE Holdings, Inc.	10,700
3,200		Selective Insurance Group	87,584
2,000		Stancorp Financial Group, Inc.	101,720
23,400		Travelers Cos., Inc.	1,267,578
7,115		WR Berkley Corp.	234,368
1,780		Zenith National Insurance Corp.	86,099
			15,126,025
		Internet: 0.9%
7,300	@, L	Amazon.com, Inc.	504,722
100	@, L	Blue Coat Systems, Inc.	4,399
500	@, L	Blue Nile, Inc.	28,735
400	@	Digital River, Inc.	20,568
500	@, L	F5 Networks, Inc.	40,630
17,200	@, L	IAC/InterActiveCorp.	595,120
1,000	@, L	Infospace, Inc.	24,480
800	@, L	j2 Global Communications, Inc.	26,664
3,610	@	McAfee, Inc.	132,704
2,600	@	Napster, Inc.	9,750
1,100	@, L	NetFlix, Inc.	24,112

Shares			Value
1,900	@	PC-Tel, Inc.	$18,544
1,200	@, L	Secure Computing Corp.	9,144
900	@, L	Stamps.com, Inc.	12,285
38,600	@	Symantec Corp.	771,614
910	L	United Online, Inc.	15,525
14,250	@	VeriSign, Inc.	425,078
			2,664,074
		Iron/Steel: 0.9%
170		Carpenter Technology Corp.	22,537
490		Chaparral Steel Co.	35,868
980	L	Cleveland-Cliffs, Inc.	86,524
24,900		Nucor Corp.	1,681,746
200		Steel Technologies, Inc.	5,994
7,800		United States Steel Corp.	882,648
			2,715,317
		Leisure Time: 0.0%
700	@	K2, Inc.	10,682
300	L	Nautilus, Inc.	3,864
1,200	L	Polaris Industries, Inc.	66,108
			80,654
		Lodging: 0.1%
2,450		Harrah's Entertainment, Inc.	209,353
400	@	Monarch Casino & Resort, Inc.	10,924
			220,277
		Machinery-Construction & Mining: 0.2%
5,500		Caterpillar, Inc.	432,190
1,645		Joy Global, Inc.	93,156
			525,346
		Machinery-Diversified: 0.5%
2,400	@, L	AGCO Corp.	103,872
1,400		Applied Industrial Technologies, Inc.	40,964
100		Cascade Corp.	6,810
10,500		Cummins, Inc.	989,415
170	@	Gardner Denver, Inc.	7,002
968	L	IDEX Corp.	36,494
400	@, L	Intevac, Inc.	7,716
960		Manitowoc Co., Inc.	72,749
2,000		Nordson Corp.	103,980
			1,369,002
		Media: 2.1%
6,700		Clear Channel Communications, Inc.	257,280
38,850		McGraw-Hill Cos., Inc.	2,731,544
96,550		Walt Disney Co.	3,421,732
			6,410,556
		Metal Fabricate/Hardware: 0.0%
390		AM Castle & Co.	14,430
1,100		Commercial Metals Co.	38,665
793		Quanex Corp.	38,016
			91,111
		Mining: 0.2%
11,200	L	Alcoa, Inc.	462,336
			462,336

See Accompanying Notes to Financial Statements
56

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 2.5%
2,240	L	Acuity Brands, Inc.	$135,990
240		AO Smith Corp.	9,430
134	L	Aptargroup, Inc.	5,033
400	@, L	Ceradyne, Inc.	27,028
14,400		Cooper Industries Ltd.	771,552
3,800		Crane Co.	166,022
19,200		Eastman Kodak Co.	486,912
9,800		Eaton Corp.	918,652
1,620	@, L	EnPro Industries, Inc.	67,295
63,265		General Electric Co.	2,377,499
1,100	@	Lydall, Inc.	15,521
400		Myers Industries, Inc.	8,868
13,200		Parker Hannifin Corp.	1,337,952
700	L	Pentair, Inc.	25,893
1,100		Standex International Corp.	31,383
1,770	@, L	Sturm Ruger & Co., Inc.	24,550
2,806		Teleflex, Inc.	225,322
2,600		Tredegar Corp.	60,086
26,900	@@	Tyco International Ltd.	897,384
			7,592,372
		Office Furnishings: 0.0%
2,709		Herman Miller, Inc.	97,524
			97,524
		Office/Business Equipment: 0.5%
74,550	@, L	Xerox Corp.	1,406,759
			1,406,759
		Oil & Gas: 7.0%
800	@, L	Atwood Oceanics, Inc.	52,512
500		Cabot Oil & Gas Corp.	19,500
59,961		Chevron Corp.	4,886,222
1,700		Cimarex Energy Co.	71,451
1,200		ConocoPhillips	92,916
105,360		ExxonMobil Corp.	8,762,791
1,000	@, L	Forest Oil Corp.	40,590
1,800		Frontier Oil Corp.	72,468
6,740		Helmerich & Payne, Inc.	228,419
27,750		Marathon Oil Corp.	3,435,728
3,700	@	Newfield Exploration Co.	177,748
4,360		Noble Energy, Inc.	275,944
14,900		Occidental Petroleum Corp.	819,053
400	@, L	Petroleum Development Corp.	20,388
1,100	@	Pride International, Inc.	39,611
500	@, L	Southwestern Energy Co.	23,800
1,500		St. Mary Land & Exploration Co.	56,040
600	@	Unit Corp.	36,966
27,250		Valero Energy Corp.	2,033,395
			21,145,542
		Oil & Gas Services: 0.6%
300	@	Cameron International Corp.	21,270
200	@, L	Dril-Quip, Inc.	9,704
300	@	Grant Prideco, Inc.	17,037
29,841		Halliburton Co.	1,072,784
1,300	@, L	Hanover Compressor Co.	32,500
2,880	@, L	Helix Energy Solutions Group, Inc.	114,768
600	@, L	Hornbeck Offshore Services, Inc.	23,946
450	@	Lone Star Technologies	30,321
600		Lufkin Industries, Inc.	38,346

Shares			Value
1,520	@, L	SEACOR Holdings, Inc.	$140,585
4,130	L	Tidewater, Inc.	272,580
700	@, L	W-H Energy Services, Inc.	44,660
			1,818,501
		Packaging & Containers: 0.2%
15,400	@	Pactiv Corp.	523,138
4,600		Sonoco Products Co.	199,180
			722,318
		Pharmaceuticals: 3.8%
300	L	Alpharma, Inc.	7,290
22,250		AmerisourceBergen Corp.	1,139,645
300	@, L	Bradley Pharmaceuticals, Inc.	6,624
2,900		Bristol-Myers Squibb Co.	87,899
700	@, L	Cephalon, Inc.	58,107
1,700	@	Endo Pharmaceuticals Holdings, Inc.	60,044
27,500	@	Forest Laboratories, Inc.	1,394,525
200	@	HealthExtras, Inc.	6,086
28,200	@, L	King Pharmaceuticals, Inc.	598,968
17,850		Merck & Co., Inc.	936,233
500	@, L	MGI Pharma, Inc.	10,690
24,250		Mylan Laboratories	479,423
700	@	NBTY, Inc.	36,771
1,500	@, L	Noven Pharmaceuticals, Inc.	35,175
121,125		Pfizer, Inc.	3,329,726
94,350		Schering-Plough Corp.	3,089,019
600	@, L	Sciele Pharma, Inc.	14,832
1,800	@, L	Sepracor, Inc.	87,660
1,230	@	Theragenics Corp.	5,400
760	@, L	USANA Health Sciences, Inc.	29,549
400	@	VCA Antech, Inc.	15,832
1,400	@, L	Viropharma, Inc.	20,286
			11,449,784
		Pipelines: 0.1%
3,100		Oneok, Inc.	167,710
			167,710
		Real Estate Investment Trusts: 0.2%
2,900		Archstone-Smith Trust	178,930
230	L	Essex Property Trust, Inc.	29,263
5,600	L	Hospitality Properties Trust	248,864
300		Liberty Property Trust	14,076
900		LTC Properties, Inc.	21,582
			492,715
		Retail: 3.8%
2,800	@, L	Aeropostale, Inc.	129,640
4,920	L	American Eagle Outfitters	132,840
3,600	@	Autozone, Inc.	463,068
14,400	@, L	Big Lots, Inc.	453,600
1,950		Brown Shoe Co., Inc.	57,798
1,300		Casey's General Stores, Inc.	35,113
600		Cash America International, Inc.	24,894
800		Cato Corp.	17,400
1,200	@, L	CEC Entertainment, Inc.	46,464
5,500	@, L	Charming Shoppes, Inc.	68,530
4,200		Dollar General Corp.	90,888
4,400	@	Dollar Tree Stores, Inc.	186,164
2,920	@, L	Dress Barn, Inc.	67,423
17,600		Family Dollar Stores, Inc.	592,240

See Accompanying Notes to Financial Statements
57

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Retail: 3.8%
35,750	@	Federated Department Stores, Inc.	$1,427,498
2,800	@	GameStop Corp.	103,544
300	@, L	Genesco, Inc.	15,705
200	@, L	Hibbett Sporting Goods, Inc.	5,594
600	@, L	HOT Topic, Inc.	6,648
400	L	IHOP Corp.	23,260
1,240	@, L	Jack in the Box, Inc.	94,823
7,900		JC Penney Co., Inc.	635,792
600	@, L	Jo-Ann Stores, Inc.	20,292
1,100	@, L	JOS A Bank Clothiers, Inc.	46,299
35,050	@, L	Kohl's Corp.	2,639,966
780		Men's Wearhouse, Inc.	41,605
300		Movado Group, Inc.	9,999
	26,550	Nordstrom, Inc.	1,378,742
900		OSI Restaurant Partners, Inc.	36,630
440	@, L	Panera Bread Co.	24,803
3,030	@, L	Payless Shoesource, Inc.	108,232
500	@, L	PF Chang's China Bistro, Inc.	19,395
9,000	L	RadioShack Corp.	307,260
700	@	Rare Hospitality International, Inc.	20,328
2,100		Regis Corp.	83,727
5,200		Ross Stores, Inc.	170,768
1,200	@, L	School Specialty, Inc.	41,928
2,315	@, L	Select Comfort Corp.	41,948
3,642	@, L	Sonic Corp.	88,792
7,700		TJX Cos., Inc.	215,369
5,000		Triarc Cos.	77,250
455	@, L	Tween Brands, Inc.	19,806
32,170		Wal-Mart Stores, Inc.	1,531,292
			11,603,357
		Savings & Loans: 0.7%
2,200	L	Bankunited Financial Corp.	50,424
1,070	@, L	FirstFed Financial Corp.	68,983
400		MAF Bancorp., Inc.	21,552
46,300		Washington Mutual, Inc.	2,024,236
			2,165,195
		Semiconductors: 0.6%
2,660	@, L	Actel Corp.	37,160
9,500		Applied Materials, Inc.	181,450
14,500	@, L	Atmel Corp.	81,055
600	@	Axcelis Technologies, Inc.	3,858
3,800	@, L	Brooks Automation, Inc.	67,222
1,000		Cohu, Inc.	20,440
800	@	DSP Group, Inc.	17,432
1,100	@	Exar Corp.	14,949
5,600	@	Integrated Device Technology, Inc.	84,056
1,200	@, L	International Rectifier Corp.	43,476
4,000	@, L	Kulicke & Soffa Industries, Inc.	38,280
2,710	@, L	Lam Research Corp.	145,419
760		Microchip Technology, Inc.	30,841
900	@	MKS Instruments, Inc.	24,525
16,600	@, L	Novellus Systems, Inc.	509,454
2,260	@, L	Pericom Semiconductor Corp.	24,770
5,300	@, L	Semtech Corp.	88,245
900	@, L	Skyworks Solutions, Inc.	6,381
200	@	Standard Microsystems Corp.	6,204
20,250	@, L	Teradyne, Inc.	344,655

Shares			Value
536	@, L	Varian Semiconductor Equipment Associates, Inc.	$22,571
1,000	@, L	Veeco Instruments, Inc.	18,120
			1,810,563
		Software: 1.4%
900	L	Acxiom Corp.	25,020
600	@	Advent Software, Inc.	21,630
205	@, L	Ansys, Inc.	11,513
23,700	@	BMC Software, Inc.	785,418
400	@	BroADRidge Financial Solutions ADR	8,096
47,700		CA, Inc.	1,265,481
1,760	@	Captaris, Inc.	9,064
6,000	@	Citrix Systems, Inc.	201,660
2,300	@, L	CSG Systems International	63,940
1,146		Dun & Bradstreet Corp.	114,749
9,500		First Data Corp.	310,650
1,200	@, L	Informatica Corp.	18,312
300		Inter-Tel, Inc.	7,845
16,400	@, L	Intuit, Inc.	500,200
700	@, L	Keane, Inc.	9,933
800	@	Mantech International Corp.	25,584
	27,140	Microsoft Corp.	832,384
1,100	@, L	Progress Software Corp.	36,146
5,610	@, L	Sybase, Inc.	134,977
1,200	@	Wind River Systems, Inc.	12,732
			4,395,334
		Telecommunications: 3.4%
11,900	@	3Com Corp.	55,692
1,200	@	Adaptec, Inc.	4,884
4,900	@	ADC Telecommunications, Inc.	82,075
1,100	@	Aeroflex, Inc.	15,554
4,800		Alltel Corp.	328,896
2,000	@	Arris Group, Inc.	32,900
69,765		AT&T, Inc.	2,884,085
2,400	@	C-COR, Inc.	35,136
11,500		CenturyTel, Inc.	568,330
17,700	@	Cincinnati Bell, Inc.	103,191
125,475	@	Cisco Systems, Inc.	3,377,787
300	@, L	CommScope, Inc.	16,419
400	@, L	Comtech Telecommunications	17,908
300		CT Communications, Inc.	9,417
1,770	@, L	Ditech Networks, Inc.	14,160
2,793		Harris Corp.	139,427
31,700		Motorola, Inc.	576,623
800	@, L	Polycom, Inc.	25,376
6,000		Qualcomm, Inc.	257,700
16,600		Sprint Nextel Corp.	379,310
1,600	@, L	Symmetricom, Inc.	13,008
3,260		Telephone & Data Systems, Inc.	201,794
900	@	Tollgrade Communications, Inc.	9,945
3,700	@, L	Utstarcom, Inc.	26,677
27,600		Verizon Communications, Inc.	1,201,428
			10,377,722
		Textiles: 0.1%
2,300	@, L	Mohawk Industries, Inc.	234,738
			234,738

See Accompanying Notes to Financial Statements
58

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Toys/Games/Hobbies: 0.4%
500	@	Jakks Pacific, Inc.	$13,135
45,550		Mattel, Inc.	1,275,856
			1,288,991
		Transportation: 0.2%
2,700		Con-way, Inc.	153,090
500	@	EGL, Inc.	23,175
900		Expeditors International Washington, Inc.	39,294
1,300		Heartland Express, Inc.	21,801
1,830	@, L	HUB Group, Inc.	67,673
200	@	Kansas City Southern	8,210
1,200		Landstar System, Inc.	58,392
1,530	@, L	Old Dominion Freight Line	47,782
1,875		Overseas Shipholding Group	149,156
500	@	YRC Worldwide, Inc.	20,100
			588,673
Total Common Stock (Cost $169,812,709)			202,279,561
EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
3,500	L	iShares S&P SmallCap 600 Index Fund	254,100
2,150	L	Midcap SPDR Trust Series 1	359,050
			613,150
Total Exchange-Traded Funds (Cost $585,353)			613,150
PREFERRED STOCK: 0.5%
		Banks: 0.1%
9,325	@@, #, P	Santander Finance Preferred SA Unipersonal	224,966
			224,966
		Diversified Financial Services: 0.2%
7,000	P	Deutsche Bank Capital Trust II	177,625
12,625	P	Merrill Lynch & Co., Inc.	318,655
			496,280
		Insurance: 0.2%
12,600	@@, P	Aegon NV	315,126
4,707	@@, P	Aegon NV - Series 1	118,381
11,619	P	Metlife, Inc.	301,281
			734,788
Total Preferred Stock (Cost $1,453,989)			1,456,034
WARRANTS: 0.0%
		Building Materials: 0.0%
400	@, #, I, X	Dayton Superior Corp.	4
			4
Total Warrants (Cost $7,446 )			4

Principal Amount			Value
CORPORATE BONDS/NOTES: 7.9%
		Airlines: 0.2%
$462,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	$484,234
118,000		United AirLines, Inc., 6.932%, due 09/01/11	136,954
			621,188
		Auto Manufacturers: 0.1%
251,000		Ford Motor Co., 8.360%, due 11/29/13	253,298
			253,298
		Banks: 2.2%
270,000	@@, C	Australia & New Zealand Banking Group Ltd., 5.494%, due 10/30/49	235,096
281,000	@@, #, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	283,505
114,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	123,025
100,000	@@, C	Bank of Ireland, 5.610%, due 12/29/49	87,095
110,000	@@, C	Bank of Nova Scotia, 5.500%, due 08/21/85	93,406
30,000	@@	Bank of Scotland, 6.450%, due 11/30/49	25,910
12,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	12,480
60,000	@@, C	Barclays Bank PLC, 5.563%, due 12/31/49	52,491
180,000	@@, C	BNP Paribas, 5.402%, due 09/29/49	154,403
342,000	@@, #, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	328,294
173,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	165,905
111,000	@@, #, C	Danske Bank A/S, 5.914%, due 12/29/49	111,634
90,000	@@, C	Den Norske Bank ASA, 5.500%, due 08/29/49	76,950
20,000	@@, C	Den Norske Bank ASA, 5.625%, due 11/29/49	17,315
211,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	249,892
335,000	@@, #, C	HBOS PLC, 5.375%, due 11/29/49	328,405
310,000	@@, C	Hongkong & Shanghai Banking Corp., Ltd., 5.500%, due 07/29/49	261,812
200,000	@@, C	HSBC Bank PLC, 5.538%, due 06/29/49	171,500
200,000	@@, C	HSBC Bank PLC, 5.625%, due 06/29/49	173,553
160,000	@@, C	Lloyds TSB Bank PLC, 5.478%, due 08/29/49	138,154
20,000	@@, C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	17,407
170,000	@@, C	Lloyds TSB Bank PLC, 5.625%, due 06/29/49	149,649
101,000	C	Mellon Capital I, 7.720%, due 12/01/26	104,943

See Accompanying Notes to Financial Statements
59

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount			Value
		Banks: (continued)
$210,000	@@, C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	$220,010
100,000	@@, C	National Australia Bank Ltd., 5.525%, due 10/29/49	86,824
20,000	@@, C	National Westminster Bank PLC, 5.500%, due 11/29/49	17,058
230,000	@@, C, L	National Westminster Bank PLC, 5.625%, due 08/29/49	198,825
167,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	162,168
155,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	148,978
140,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	136,173
254,000	@@, #, C	Resona Bank Ltd., 5.850%, due 09/29/49	249,416
240,000	@@, C	Royal Bank of Scotland Group PLC, 5.586%, due 12/29/49	206,114
90,000	@@, C	Societe Generale, 5.469%, due 11/29/49	77,811
220,000	@@, C	Standard Chartered PLC, 5.563%, due 07/29/49	183,040
40,000	@@, C	Standard Chartered PLC, 5.588%, due 01/29/49	33,250
350,000	@@, C	Standard Chartered PLC, 5.588%, due 12/29/49	291,441
310,000	@@, C	Standard Chartered PLC, 5.625%, due 11/29/49	261,037
233,000	@@, C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	239,053
185,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	185,391
110,000	@@, C	Westpac Banking Corp., 5.494%, due 09/30/49	94,165
97,000	#, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	91,628
322,000	@@, #, C	Woori Bank, 6.125%, due 05/03/16	325,886
			6,571,092
		Chemicals: 0.1%
40,000	Z	Stauffer Chemical, 5.750%, due 04/15/10	34,065
70,000	Z	Stauffer Chemical, 6.070%, due 04/15/18	36,896
90,000	Z	Stauffer Chemical, 7.850%, due 04/15/17	50,367
273,000	L	Union Carbide Corp., 7.750%, due 10/01/96	282,472
			403,800
		Diversified Financial Services: 2.4%
514,000	@@, #, C	Aiful Corp., 4.450%, due 02/16/10	495,204
36,000	@@, #, I	Alpine III, 5.910%, due 08/16/14	36,104
36,000	@@, #, I	Alpine III, 6.310%, due 08/16/14	36,119
55,000	@@, #, I	Alpine III, 8.110%, due 08/16/14	55,357
95,000	@@, #, I	Alpine III, 11.360%, due 08/16/14	97,365
515,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	556,522

Principal Amount			Value
$185,000	#, C	Corestates Capital Trust I, 8.000%, due 12/15/26	$191,596
206,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	205,197
105,000	@@, C	Financiere CSFB NV, 5.500%, due 03/29/49	90,300
305,000		Ford Motor Credit Co., 8.000%, due 12/15/16	303,244
127,000		Ford Motor Credit Co., 8.105%, due 01/13/12	127,741
260,000		Ford Motor Credit Co., 9.806%, due 04/15/12	281,081
214,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	211,272
318,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	324,417
355,000	C	Goldman Sachs Capital II, 5.793%, due 12/29/49	350,459
150,000	#, C	HVB Funding Trust III, 9.000%, due 10/22/31	191,145
100,000	C	Lehman Brothers Capital Trust VII, 5.857%, due 11/29/49	99,048
214,000	C	Lehman Brothers Holdings Capital Trust VIII, 6.190%, due 05/29/49	214,000
107,000	@@, #	Lukoil International Finance BV, 6.356%, due 06/07/17	107,000
100,000	@@, #	Lukoil International Finance BV, 6.656%, due 06/07/22	100,000
352,000	#, C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	342,647
200,000	@@, #	Mantis Reef Ltd., 4.799%, due 11/03/09	196,212
208,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 07/29/49	208,982
109,000	@@, C	Paribas, 5.500%, due 12/31/49	94,041
54,889	@@, #, C	Petroleum Export Ltd., 4.623%, due 06/15/10	54,143
89,420	@@, #, C	Petroleum Export Ltd., 5.265%, due 06/15/11	86,877
202,378	@@, #, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	209,335
378,830	#, C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	371,253
293,361	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	293,361
271,000	C	Residential Capital LLC, 6.500%, due 06/01/12	269,795
350,000	C	Southern Star Central Corp., 6.750%, due 03/01/16	354,375
299,000	@@, #	TNK-BP Finance SA, 7.500%, due 07/18/16	314,399
1,350,622	#, Z	Toll Road Investors Partnership II LP, 17.630%, due 02/15/45	174,378
100,000	#, C	Twin Reefs Pass-Through Trust, 6.320%, due 12/10/49	100,325
221,000	@@, C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	230,594
			7,373,888

See Accompanying Notes to Financial Statements
60

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount			Value
		Electric: 0.5%
$445,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	$454,730
59,000	@@, L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	68,672
85,859	#, C	Juniper Generation, LLC, 6.790%, due 12/31/14	84,953
161,000	C	Nevada Power Co., 5.950%, due 03/15/16	160,898
317,000	C	NorthWestern Corp., 5.875%, due 11/01/14	310,621
286,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	291,353
			1,371,227
		Energy-Alternate Sources: 0.2%
200,000		Greater Ohio Ethanol, LLC, 8.860%, due 12/31/13	198,500
200,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	196,250
100,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	100,000
100,000	#	White Pine Hydro, LLC, 6.576%, due 07/20/15	100,000
100,000	#	White Pine Hydro, LLC, 6.960%, due 07/10/37	100,000
			694,750
		Food: 0.3%
894,000	C	HJ Heinz Finance Co., 6.625%, due 07/15/11	924,023
			924,023
		Gas: 0.3%
257,000	@@, #, C	Nakilat, Inc., 6.067%, due 12/31/33	248,137
137,000	@@, #, C	Nakilat, Inc., 6.267%, due 12/31/33	132,934
633,000	C	Southern Union Co., 7.200%, due 11/01/66	639,434
			1,020,505
		Insurance: 0.2%
340,000	@@, C	Aegon NV, 5.362%, due 07/29/49	293,272
102,000	C	Allstate Corp., 6.500%, due 05/15/57	99,630
217,000	@@, C	XL Capital, Ltd., 6.500%, due 12/15/49	208,665
			601,567
		Media: 0.1%
388,000	#, C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	409,340
			409,340
		Oil & Gas: 0.4%
72,000	@@, #	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	68,355

Principal Amount			Value
$53,000	@@, #	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	$55,485
166,000	C	Enterprise Products Operating LP, 7.034%, due 01/15/68	164,968
329,000	C	Hess Corp., 7.300%, due 08/15/31	358,492
142,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	150,698
173,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	178,623
145,000	@@, #, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	137,291
			1,113,912
		Pipelines: 0.1%
54,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	57,780
113,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	116,390
81,000	C	Williams Partners LP, 7.500%, due 06/15/11	85,961
			260,131
		Real Estate Investment Trusts: 0.3%
95,000	C	Istar Financial, Inc., 5.150%, due 03/01/12	91,788
29,000	C	Istar Financial, Inc., 5.500%, due 06/15/12	28,609
77,000	C	Istar Financial, Inc., 5.850%, due 03/15/17	75,450
36,000	C	Liberty Property LP, 6.375%, due 08/15/12	37,195
107,000	C	Liberty Property LP, 7.750%, due 04/15/09	110,815
34,000	C	Rouse Co., 7.200%, due 09/15/12	35,216
563,000	#, C	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	570,253
			949,326
		Retail: 0.1%
31,000	#, C	Rite Aid Corp., 9.375%, due 12/15/15	30,547
185,000	#, C	Rite Aid Corp., 9.500%, due 06/15/17	184,996
			215,543
		Telecommunications: 0.4%
305,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	309,405
155,000	@@, C	Rogers Wireless, Inc., 7.250%, due 12/15/12	165,466
176,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	172,229
158,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	152,609

See Accompanying Notes to Financial Statements
61

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount			Value
		Telecommunications: (continued)
$271,000	@@, C	TELUS Corp., 8.000%, due 06/01/11	$290,131
144,000	@@, C	Vodafone Group PLC, 6.150%, due 02/27/37	139,408
			1,229,248
Total Corporate Bonds/Notes (Cost $24,053,462 )			24,012,838
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.0%
		Federal Home Loan Bank: 0.2%
540,000	L	5.375%, due 08/19/11	544,679
			544,679
		Federal Home Loan Mortgage Corporation: 3.4%
244,439	C, S	4.500%, due 12/15/16	239,552
370,000	C, S	4.500%, due 02/15/20	340,851
354,358	C, S	5.000%, due 08/15/16	346,892
659,000	L	5.000%, due 04/18/17	646,727
372,000	C, S	5.000%, due 12/15/17	363,978
97,000	C	5.000%, due 05/15/20	93,293
335,255	C, S	5.000%, due 08/15/21	330,628
388,000	C, S	5.000%, due 04/15/23	369,239
223,000	C, S	5.000%, due 04/15/32	215,581
66,129		5.018%, due 04/01/35	64,864
830,000	L	5.125%, due 04/18/11	829,646
503,000	C	5.250%, due 03/15/12	499,307
1,095,000	C	5.375%, due 12/27/11	1,092,628
711,112	C, S	5.500%, due 08/15/20	681,968
148,000	C	5.500%, due 12/15/20	145,579
95,000	C	5.500%, due 09/15/32	92,949
89,000	C	5.500%, due 10/15/32	88,040
79,000	C	5.500%, due 11/15/32	76,973
594,000	C, S	5.500%, due 03/15/33	585,558
444,000	C, S	5.500%, due 04/15/33	435,111
1,011,000	C, S	5.500%, due 06/15/33	993,570
246,000	C, S	5.500%, due 07/15/33	242,042
25,956		5.500%, due 06/01/36	25,221
478,000		5.750%, due 06/27/16	487,911
44,954		6.000%, due 04/01/14	45,484
1,114,096	C, S	6.000%, due 01/15/29	1,119,102
5,235		6.500%, due 11/01/28	5,379
97,121		6.500%, due 12/01/31	99,664
			10,557,737
		Federal National Mortgage Association: 5.2%
93,000		4.500%, due 04/25/21	88,989
17,000	W	4.500%, due 06/15/35	15,709
177,726		4.592%, due 08/01/35	174,512
72,795	C	4.750%, due 12/25/42	72,533
272,436	S	4.817%, due 08/01/35	268,490
231,000	L	4.875%, due 05/18/12	228,098
4,078,000	W	5.000%, due 06/19/21	3,975,414
195,335	S	5.000%, due 02/25/29	191,916
1,138,000	W	5.000%, due 06/15/35	1,083,056
661,462		5.000%, due 12/01/36	630,680
2,019,000	W	5.000%, due 06/01/37	1,921,521
97,732		5.065%, due 07/01/35	96,343
139,745		5.156%, due 09/01/35	139,105
69,279		5.225%, due 08/01/35	68,609
1,104,000		5.250%, due 08/01/12	1,101,442
565,000	C	5.400%, due 03/26/12	563,430
76,000		5.500%, due 06/15/19	75,418

Principal Amount			Value
$191,000		5.500%, due 05/25/30	$186,503
211,242	S	5.500%, due 11/01/32	206,882
899,266	S	5.500%, due 11/01/33	880,670
386,679	S	5.500%, due 01/25/36	377,186
25,794		5.500%, due 07/01/36	25,064
571,468	S	5.500%, due 12/25/36	558,770
400,000	C	5.550%, due 03/29/10	399,937
99,193		6.000%, due 08/01/16	100,361
31,024		6.000%, due 10/01/18	31,377
415,683	S	6.000%, due 07/25/29	418,483
176,088		6.000%, due 07/25/29	177,314
314,539	S	6.000%, due 04/25/31	318,407
133,297		6.500%, due 04/01/30	136,906
218,000	L	6.625%, due 11/15/30	252,474
101,279		7.000%, due 06/01/31	105,577
5,000		7.000%, due 06/15/34	5,152
715,000		7.250%, due 01/15/10	751,735
14,090		7.500%, due 09/01/30	14,743
3,867		7.500%, due 10/01/30	4,046
99,729	C	7.500%, due 01/25/48	102,946
			15,749,798
		Government National Mortgage Association: 0.1%
7,797		5.375%, due 04/20/28	7,871
74,060		6.500%, due 06/15/29	76,204
73,160		6.500%, due 01/15/32	75,212
95,974		7.500%, due 12/15/23	100,507
			259,794
		Other U.S. Agency Obligations: 0.1%
434,000		Federal Farm Credit Bank, 4.750%, due 05/07/10	429,604
			429,604
Total U.S. Government Agency Obligations (Cost $27,884,269 )			27,541,612
U.S. TREASURY OBLIGATIONS: 3.1%
		U.S. Treasury Bonds: 0.6%
819,000	L	4.500%, due 05/15/17	794,174
996,000	L	4.500%, due 02/15/36	917,177
			1,711,351
		U.S. Treasury Notes: 0.8%
681,000	L	4.500%, due 04/30/09	675,839
434,000	L	4.500%, due 05/15/10	429,728
1,297,000	L	4.500%, due 04/30/12	1,277,242
			2,382,809
		Treasury Inflation Indexed Protected Securities: 1.7%
510,964		2.000%, due 01/15/26	697,175
960,855	L	2.375%, due 04/15/11	955,954
1,903,641		2.375%, due 01/15/17	1,880,699
604,451	L	2.375%, due 01/15/25	591,025
1,107,825	L	3.875%, due 01/15/09	1,130,403
			5,255,256
Total U.S. Treasury Obligations (Cost $9,490,376 )			9,349,416

See Accompanying Notes to Financial Statements
62

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount			Value
ASSET-BACKED SECURITIES: 1.8%
		Automobile Asset-Backed Securities: 0.0%
$22,816	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	$22,730
51,886	C	Capital One Auto Finance Trust, 3.180%, due 09/15/10	51,615
9,447	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	9,442
13,220	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	13,215
			97,002
		Credit Card Asset-Backed Securities: 0.0%
55,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	54,669
			54,669
		Home Equity Asset-Backed Securities: 0.8%
91,000	C	Citigroup Mortgage Loan Trust, Inc., 5.590%, due 12/25/36	90,949
39,000	C	Citigroup Mortgage Loan Trust, Inc., 5.620%, due 12/25/36	38,832
651,000	C, S	GSAA Trust, 5.242%, due 06/25/34	644,265
508,000	C, S	GSAA Trust, 5.882%, due 09/25/36	505,698
413,000	C, S	GSAA Trust, 6.040%, due 07/25/36	411,968
112,000	#, C	Irwin Home Equity, 5.960%, due 08/25/37	111,645
23,319	C	Merrill Lynch Mortgage Investors, Inc., 5.680%, due 07/25/34	23,379
303,000	C, S	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	301,201
24,034	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	23,892
111,000	C	Residential Funding Mortgage Securities, 5.890%, due 05/25/37	110,980
65,668	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	63,886
			2,326,695
		Other Asset-Backed Securities: 1.0%
20,792	C	Amortizing Residential Collateral Trust, 5.820%, due 05/25/32	20,792
1,450	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	1,451
5,656	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	5,553
22,170	C	Chase Funding Mortgage Loan, 5.620%, due 07/25/33	22,212

Principal Amount			Value
$5,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	$4,974
256,000	C, S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	251,570
89,000	C	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	88,640
119,000	#, C	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	117,922
97,000	#, C	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	95,939
133,000	C	Equity One, Inc., 5.050%, due 09/25/33	131,105
27,537	C	Fannie Mae Grantor Trust, 5.460%, due 04/25/35	27,582
1,759,055	C, S	First Horizon Asset Back Trust, 5.450%, due 10/25/26	1,756,856
250,000	@@, #, C	Hudson Mezzanine Funding, 6.110%, due 06/12/42	161,750
54,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	53,812
23,518	C	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	23,382
4,000	C	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	3,977
42,000	C	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	41,876
9,506	C	Residential Asset Mortgage Products, Inc., 5.630%, due 06/25/33	9,515
143,285	C	Structured Asset Securities Corp., 4.910%, due 06/25/33	140,319
54,750	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	54,670
			3,013,897
Total Asset-Backed Securities (Cost $5,601,804 )			5,492,263
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.8%
266,653	#	Astoria Depositor Corp., 7.902%, due 05/01/21	277,486
355,658	C, S	Banc of America Alternative Loan Trust, 6.296%, due 11/25/21	356,916
320,070	C, S	Banc of America Alternative Loan Trust, 6.507%, due 04/25/37	322,087
5,171,381	C, ^	Banc of America Commercial Mortgage, Inc., 0.465%, due 01/15/49	122,752
26,000	C	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	25,310
10,000	C	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	9,598

See Accompanying Notes to Financial Statements
63

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$20,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	$19,625
135,000	C	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	131,035
20,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	20,522
477,550	C, S	Banc of America Funding Corp., 5.259%, due 09/20/35	466,143
352,450	C, S	Banc of America Funding Corp., 5.750%, due 09/20/34	350,221
76,060	C	Banc of America Funding Corp., 5.855%, due 05/20/36	75,474
113,000	C	Banc of America Mortgage Securities, Inc., 4.143%, due 07/25/34	110,285
272,247	C, S	Banc of America Mortgage Securities, Inc., 5.187%, due 09/25/35	265,744
121,921	C	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	121,015
121,834	C	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	117,888
37,640	C	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	37,348
113,736	C	Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	113,114
516,064	C, S	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	521,338
45,570	C	Bear Stearns Alternative-A Trust, 5.640%, due 07/25/34	45,675
59,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	57,996
137,392	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	134,833
206,000	C, S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	203,195
260,000	C, S	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	272,338
273,356	C, S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	282,745
377,287	C, S	Chase Mortgage Finance Corp., 5.414%, due 12/25/35	369,859
221,889	C, S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	220,315
352,177	C, S	Chaseflex Trust, 6.500%, due 02/25/37	354,548

Principal Amount			Value
$405,426	C, S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	$405,380
151,830	C	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	151,149
221,570	C, S	Countrywide Alternative Loan Trust, 5.419%, due 10/25/35	216,824
190,725	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	189,622
1,945,901	C, S	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	1,924,859
129,931	C	Countrywide Alternative Loan Trust, 5.560%, due 11/25/46	130,434
18,787	C	Countrywide Alternative Loan Trust, 5.620%, due 02/25/35	18,802
242,125	C, S	Countrywide Alternative Loan Trust, 5.907%, due 11/25/46	242,101
1,982,982	C, S	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	1,982,548
149,224	C	Countrywide Home Loan Mortgage Pass-Through Trust, 5.250%, due 10/25/35	145,124
404,000	C	Countrywide Home Loan Mortgage Pass-Through Trust, 5.750%, due 07/25/37	402,485
102,557	C	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	99,246
67,158	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	64,093
78,000	C	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	76,690
40,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.781%, due 04/15/62	42,519
143,909	C	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	146,702
209,241	C, S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	210,560
557,932	C, S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	574,276
197,195	C	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	195,239
48,843	C	First Horizon Asset Securities, Inc., 5.388%, due 10/25/35	48,491
133,195	C	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	132,100

See Accompanying Notes to Financial Statements
64

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$100,000	C	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	$103,714
5,279,485	C, ^	GE Capital Commercial Mortgage Corp., 0.680%, due 06/10/48	95,851
131,867	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	129,469
40,650	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	40,734
218,970	C, S	GMAC Mortgage Corp. Loan Trust, 4.597%, due 10/19/33	212,913
415,694	C, S	GMAC Mortgage Corp. Loan Trust, 5.259%, due 03/18/35	405,764
4,068,539	#, C, ^	Greenwich Capital Commercial Funding Corp., 0.512%, due 03/10/39	100,047
135,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	133,821
123,000	C	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	120,359
62,000	C	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	60,451
50,000	C	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	48,543
179,000	C	GS Mortgage Securities Corp. II, 5.814%, due 04/10/38	175,595
104,170	#, C	GSMPS 2005-RP1 1AF, 5.670%, due 01/25/35	104,652
110,248	C	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	109,326
38,086	C	Harborview Mortgage Loan Trust, 5.670%, due 01/19/35	38,198
58,014	C	Homebanc Mortgage Trust, 5.750%, due 08/25/29	58,041
24,806		JP Morgan Alternative Loan Trust, 5.513%, due 01/25/36	24,684
15,849,813	C, ^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.090%, due 01/12/43	35,174
17,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,521
40,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	39,229
80,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	78,045
18,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	18,217

Principal Amount			Value
$17,576	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	$17,726
142,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	144,139
1,062,474	C, ^	LB-UBS Commercial Mortgage Trust, 0.675%, due 02/15/40	37,678
23,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	22,296
190,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	184,982
280,000	C, S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	269,504
410,000	C, S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	404,285
137,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	135,075
22,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	20,722
20,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	19,746
60,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	59,450
161,000	C	LB-UBS Commercial Mortgage Trust, 5.395%, due 04/15/40	154,975
273,000	C, S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	269,877
86,000	C	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	83,152
64,000	C	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	62,367
128,000	C	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	124,384
180,000	C	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	182,192
631,000	C, S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	650,374
93,105	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	97,486
136,000	C	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	136,578
17,000	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	17,035

See Accompanying Notes to Financial Statements
65

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$61,404	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	$62,016
4,404,844	A	Merrill Lynch Mortgage Trust, 0.216%, due 10/12/41	90,183
3,760,948	#, C, ^	Merrill Lynch Mortgage Trust, 0.358%, due 11/12/35	26,355
808,595	C, ^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.735%, due 08/12/48	34,265
61,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	59,120
68,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	65,718
22,218	C	MLCC Mortgage Investors, Inc., 5.640%, due 01/25/29	22,235
61,124	C	MLCC Mortgage Investors, Inc., 5.650%, due 11/25/29	61,226
262,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	256,475
157,320	C, S	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	157,803
176,000	C	New York Mortgage Trust, Inc., 5.648%, due 05/25/36	175,915
39,445	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	37,966
290,097	C, S	RAAC Series, 5.250%, due 09/25/34	286,367
22,062	C	Sequoia Mortgage Trust, 5.590%, due 01/20/35	22,093
493,371	C, S	Structured Adjustable Rate Mortgage Loan Trust, 5.942%, due 05/25/36	492,680
33,436	C	Structured Asset Mortgage Investments, Inc., 5.560%, due 04/19/35	33,506
267,261	C, S	Thornburg Mortgage Securities Trust, 5.670%, due 12/25/33	267,515
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	9,938
49,000	#, C	Wachovia Bank Commercial Mortgage Trust, 5.368%, due 10/15/44	46,402
417,000	C, S	Wachovia Bank Commercial Mortgage Trust, 5.368%, due 10/15/44	397,743
577,554	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	566,408
3,584	C	Washington Mutual Mortgage Pass-Through Certificates, 5.570%, due 01/25/45	3,587
72,380	C	Washington Mutual Mortgage Pass-Through Certificates, 5.630%, due 01/25/45	72,523
45,442	C	Washington Mutual Mortgage Pass-Through Certificates, 5.795%, due 06/25/44	45,585

Principal Amount			Value
$1,963,900	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.799%, due 11/25/46	$1,964,515
969,073	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.799%, due 12/25/46	970,664
61,000	C	Washington Mutual Mortgage Pass-Through Certificates, 5.828%, due 10/25/36	61,149
852,581	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.837%, due 12/25/46	850,482
182,536	C	Washington Mutual Mortgage Pass-Through Certificates, 5.947%, due 09/25/46	182,357
236,282	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 06/25/34	234,473
306,718	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 07/25/36	306,284
197,000	C	Washington Mutual, Inc., 3.800%, due 06/25/34	190,715
139,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	135,717
824,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.110%, due 06/25/35	806,609
330,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	313,357
323,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.795%, due 07/25/34	314,022
112,652	C	Wells Fargo Mortgage-Backed Securities Trust, 4.895%, due 08/25/34	109,986
260,926	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.111%, due 03/25/36	255,704
415,284	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.386%, due 08/25/35	406,698
178,293	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	172,777
58,652	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	56,673
565,373	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.661%, due 12/25/36	559,747
249,570	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.962%, due 11/25/36	249,140
229,092	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.963%, due 10/25/36	228,698
			29,711,411
Total Collateralized Mortgage Obligations (Cost $29,986,968 )			29,711,411

See Accompanying Notes to Financial Statements
66

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Principal Amount				Value
MUNICIPAL BONDS: 0.2%
			California: 0.1%
	$219,000	C	City of San Diego, 7.125%, due 06/01/32	$224,637
				224,637
			Michigan: 0.1%
	335,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	345,422
				345,422
Total Municipal Bonds (Cost $561,123 )				570,059
OTHER BONDS: 0.2%
			Foreign Government Bonds: 0.2%
ARS	1,179,200	@@, X	Argentina Bonos, 2.000%, due 09/30/14	439,999
MXN	2,000,000	@@	Mexican Bonos, 8.000%, due 12/17/15	191,285
				631,284
Total Other Bonds (Cost $579,741 )				631,284
Total Long-Term Investments (Cost $270,017,240)				301,657,632
SHORT-TERM INVESTMENTS: 13.6%
			Mutual Fund: 3.2%
	$9,800,000	**	ING Institutional Prime Money Market Fund	9,800,000
Total Mutual Fund (Cost $9,800,001)				9,800,000
			Foreign Government Securities: 0.2%
JPY	30,000,000	@@, Z	Japan Financing Bills, 0.530%, due 06/04/07	246,493
JPY	30,000,000	@@, Z	Japan Government Treasury Bill, 0.650%, due 11/20/07	245,746
Total Foreign Government Securities (Cost $511,088)				492,239
REPURCHASE AGREEMENT: 0.2%

$612,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $612,090 to be received upon repurchase (Collateralized by $491,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $624,736, due 11/15/22)	612,000
Total Repurchase Agreement (Cost $612,000)		612,000

Principal Amount		Value
SECURITIES LENDING COLLATERALcc: 10.0%
$30,589,000	The Bank of New York Institutional Cash Reserves Fund	$30,589,000
Total Securities Lending Collateral (Cost $30,589,000)		30,589,000
Total Short-Term Investments (Cost $41,512,089)		41,493,240

Total Investments in Securities (Cost $311,529,329)*	112.7%	343,150,871
Other Assets and Liabilities - Net	(12.7)	(38,628,041)
Net Assets	100.0%	$304,522,830

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at May 31, 2007.

**  Investment in affiliate

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest Only (IO) Security

Z  Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase

JPY  Japanese Yen

*  Cost for federal income tax purposes is $312,912,547.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,500,486
Gross Unrealized Depreciation	(2,262,162)
Net Unrealized Appreciation	$30,238,324

ING Balanced Fund Open Futures Contracts on May 31, 2007

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	4	$1,532,900	06/14/07	$17,978
U.S. Treasury 2-Year Note	112	22,825,251	09/28/07	(34,248)
U.S. Treasury 5-Year Note	32	3,342,000	09/28/07	(9,830)
				$(26,100)
Short Contracts
U.S. Treasury 10-Year Note	31	$(3,297,625)	09/19/07	$5,571
U.S. Treasury Long Bond	1	(109,125)	09/19/07	162
				$5,733

See Accompanying Notes to Financial Statements
67

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

ING Balanced Fund Credit Default Swap Agreements Outstanding on May 31, 2007:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS AG	Bear Stearns Co. Inc. 5.300%, 10/30/15	Sell	0.240%	03/20/12	USD	729,000	$(1,566)
JPMorgan Chase Bank, N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(1.020)%	06/20/14	USD	214,000	(655)
UBS AG	Belo Corp. 8.000%, 11/01/08	Buy	(1.030)%	06/20/14	USD	41,000	107
Citibank N.A., New York	Belo Corp., 8.000%, 11/01/08	Buy	(0.800)%	06/20/14	USD	210,000	2,737
UBS AG	Centex Corp. 5.250%, 06/15/15	Buy	(0.960)%	06/20/12	USD	177,000	(1,059)
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.730)%	09/20/12	USD	294,000	(2,929)
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.720)%	09/20/12	USD	51,000	(483)
Merrill Lynch International	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.740)%	09/20/12	USD	112,000	(951)
Citibank N.A., New York	Citizens Communications 6.250%, 01/15/13	Sell	1.070%	06/20/12	USD	240,000	408
Citibank N.A., New York	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.820%	03/20/12	USD	50,000	484
Merrill Lynch International	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.840%	03/20/12	USD	270,000	3,058
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/2011	Buy	(2.650)%	09/20/11	USD	84,500	(4,926)
UBS AG	Domtar Inc. 7.875%, 10/15/2011	Sell	2.600%	09/20/11	USD	84,000	5,217
Citibank N.A., New York	Dow Jones CDX.EM.6 Index	Buy	(1.400)%	12/20/11	USD	377,000	(6,001)
Lehman Brothers Special Financing Inc.	Dow Jones CDX.NA.HY.7 Index	Buy	(3.250)%	12/20/11	USD	625,000	(6,604)
UBS AG	Dow Jones CDX.NA.HY.7 Index	Buy	(3.250)%	12/20/11	USD	388,300	(3,468)
Citibank N.A., New York	Dow Jones CDX.NA.IG.6 Index (7-10% Tranche)	Sell	1.0025%	06/20/16	USD	463,680	(5,108)
Citibank N.A., New York	Dow Jones CDX.NA.IG.7 Index (30-100% Tranche)	Buy	(0.048)%	12/20/16	USD	1,611,000	852
Lehman Brothers Special Financing Inc.	Dow Jones CDX.NA.IG.7 Index (30-100% Tranche)	Buy	(0.048)%	12/20/16	USD	4,480,000	3,890
Citibank N.A., New York	Dow Jones CDX.NA.IG.HVOL.7 Index	Buy	(0.750)%	12/20/11	USD	963,200	(23)
Lehman Brothers Special Financing Inc.	Dow Jones CDX.NA.IG.HVOL.7 Index	Buy	(0.750)%	12/20/11	USD	1,195,000	(135)
Lehman Brothers Special Financing Inc.	Dow Jones CDX.NA.IG.HVOL.7 Index	Buy	(0.750)%	12/20/11	USD	2,356,000	2,707
Lehman Brothers Special Financing Inc.	Dow Jones CDX.NA.XO.7 Index	Buy	(1.650)%	12/20/11	USD	1,195,000	(561)
UBS AG	Dow Jones CDX.NA.XO.7 Index	Buy	(1.650)%	12/20/11	USD	1,106,000	2,759
Lehman Brothers Special Financing Inc.	Exelon Corp. 6.750%, 05/01/11	Buy	(0.640)%	06/20/12	USD	247,000	(3,682)
UBS AG	Goldman Sachs Group Inc. 6.600%, 01/15/12	Sell	0.240%	03/20/12	USD	729,000	30
Morgan Stanley Capital Services Inc.	H.J. Heinz Co. 6.000%, 03/15/08	Buy	(0.350)%	09/20/11	USD	483,000	30
Morgan Stanley Capital Services Inc.	H.J. Heinz Co. 6.000%, 03/15/08	Buy	(0.410)%	09/20/11	USD	563,500	(1,335)
Morgan Stanley Capital Services Inc.	HCA Inc. LN Tranche Number: LN300285	Buy	(1.700)%	12/20/11	USD	249,000	(7,243)
UBS AG	K. Hovnanian Enterprises, Inc. 6.500%, 01/15/14	Buy	(3.330)%	06/20/12	USD	160,000	(1,991)
Barclays Bank PLC	Kinder Morgan Inc. 6.500%, 09/01/12	Sell	1.700%	09/20/11	USD	34,000	1,476

See Accompanying Notes to Financial Statements
68

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2007 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS AG	Lehman Brothers Holdings 6.625%, 01/18/12	Sell	0.240%	03/20/12	USD	729,000	$(1,566)
UBS AG	Lennar Corp. 5.950%, 03/01/13	Buy	(0.930)%	06/20/12	USD	177,000	(1,258)
UBS AG	Morgan Stanley 6.600%, 04/01/12	Sell	0.260%	03/20/12	USD	1,110,000	(882)
Bear Stearns Credit Products Inc.	Norbord Inc. 7.250%, 07/01/12	Buy	(1.600)%	06/20/12	USD	241,000	(2,076)
Credit Suisse International	Norbord Inc. 7.250%, 07/01/12	Buy	(1.450)%	06/20/14	USD	375,000	8,254
JPMorgan Chase Bank, N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(1.380)%	06/20/14	USD	175,000	3,611
JPMorgan Chase Bank, N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.000)%	06/20/14	USD	210,000	(2,690)
Morgan Stanley Capital Services Inc.	Norbord Inc. 7.250%, 07/01/12	Buy	(1.380)%	06/20/14	USD	344,000	7,390
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)%	06/20/12	USD	99,000	(165)
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.360)%	06/20/14	USD	141,000	3,031
UBS AG	Russian Federation 5% Step, 03/31/30	Sell	0.240%	08/20/07	USD	545,000	471
UBS AG	Russian Federation 5.000% Step, 03/31/30	Sell	0.310%	08/20/07	USD	700,000	983
UBS AG	Standard Pacific Corp. 6.875%, 05/15/11	Buy	(3.530)%	06/20/12	USD	160,000	(2,281)
Goldman Sachs International	Telus Corp. 8.000%, 06/01/11	Sell	0.950%	06/20/12	USD	92,500	(601)
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	109,000	304
JPMorgan Chase Bank, N.A.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)%	03/20/14	USD	231,000	2,442
JPMorgan Chase Bank, N.A.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)%	03/20/14	USD	311,000	954
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	203,000	2,131
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	217,000	2,261
UBS AG	Toll Bros Finance Corp. 6.875%, 11/15/12	Buy	(1.120)%	06/20/12	USD	140,000	(2,072)
UBS AG	Toll Bros Finance Corp. 6.875%, 11/15/12	Buy	(1.000)%	06/20/12	USD	456,000	(4,176)
Merrill Lynch International	Transocean Inc. 7.375%, 04/15/18	Buy	(0.330)%	09/20/12	USD	219,000	(673)
UBS AG	Transocean Inc. 7.375%, 04/15/18	Buy	(0.340)%	09/20/12	USD	255,000	(962)
Merrill Lynch International	TXU Energy Co. 7.000%, 03/15/13	Buy	(1.200)%	03/20/12	USD	379,000	1,177
UBS AG	TXU Energy Co. 7.000%, 03/15/13	Buy	(1.230)%	03/20/12	USD	72,000	489
Barclays Bank PLC	UST Inc. 6.625%, 07/15/12	Buy	(0.300)%	03/20/14	USD	235,000	(215)
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD	641,000	2,350
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD	512,000	2,755
Morgan Stanley Capital Services Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.420)%	03/20/17	USD	235,000	30
UBS AG	UST Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD	34,000	65
UBS AG	UST Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD	41,000	55
Citibank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.580)%	03/20/14	USD	40,000	158
JPMorgan Chase Bank, N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD	253,000	(752)
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.570)%	03/20/14	USD	231,000	980
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.600)%	03/20/14	USD	429,000	(158)
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.880)%	03/20/17	USD	235,000	(185)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD	268,494	4,398
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	161,000	(2,505)
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	322,000	(5,009)
							$(8,902)

See Accompanying Notes to Financial Statements
69

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF MAY 31, 2007

Shares			Value
COMMON STOCK: 90.8%
		Aerospace/Defense: 1.0%
26,700	@, L	BE Aerospace, Inc.	$1,022,343
			1,022,343
		Agriculture: 1.8%
24,400		Altria Group, Inc.	1,734,840
			1,734,840
		Auto Parts & Equipment: 0.6%
17,600	@, L	Goodyear Tire & Rubber Co.	624,272
			624,272
		Banks: 2.5%
7,700		Bank of America Corp.	390,467
10,800		Bank of New York Co., Inc.	438,048
5,700		PNC Financial Services Group, Inc.	420,660
10,700		State Street Corp.	730,489
11,900		Wells Fargo & Co.	429,471
			2,409,135
		Beverages: 0.8%
19,800	@@	Fomento Economico Mexicano SA de CV ADR	788,832
			788,832
		Biotechnology: 0.5%
8,200	@	Genzyme Corp.	529,064
			529,064
		Chemicals: 0.4%
5,400		Air Products & Chemicals, Inc.	421,146
			421,146
		Commercial Services: 0.9%
30,000	@, L	Quanta Services, Inc.	900,300
			900,300
		Computers: 3.1%
40,100	@	Dell, Inc.	1,077,487
31,800		Hewlett-Packard Co.	1,453,578
25,100	@@	Seagate Technology, Inc.	516,809
			3,047,874
		Cosmetics/Personal Care: 1.9%
29,524		Procter & Gamble Co.	1,876,250
			1,876,250
		Diversified Financial Services: 7.2%
5,500		Bear Stearns Cos., Inc.	824,780
35,075		Citigroup, Inc.	1,911,237
38,688	@	E*Trade Financial Corp.	926,578
10,500		JP Morgan Chase & Co.	544,215
17,750		Merrill Lynch & Co., Inc.	1,645,958
12,100		Nuveen Investments, Inc.	663,806
24,900	@, L	TD Ameritrade Holding Corp.	511,197
			7,027,771
		Electric: 2.2%
117	@	Dynegy, Inc. - Class A	1,133
7,300		Exelon Corp.	569,400
16,900	@	Mirant Corp.	784,160
8,800	@, L	NRG Energy, Inc.	773,432
			2,128,125

Shares			Value
		Electrical Components & Equipment: 1.5%
7,900		Emerson Electric Co.	$382,755
15,700	@, L	General Cable Corp.	1,069,955
			1,452,710
		Engineering & Construction: 0.8%
8,000	@	Foster Wheeler Ltd.	828,320
			828,320
		Entertainment: 1.2%
21,900		International Game Technology	880,161
3,200	@, L	Penn National Gaming, Inc.	170,976
6,700		Regal Entertainment Group	153,296
			1,204,433
		Food: 1.6%
45,124		Kraft Foods, Inc.	1,526,996
			1,526,996
		Healthcare - Products: 3.6%
34,700		Johnson & Johnson	2,195,469
32,100	@	St. Jude Medical, Inc.	1,370,349
			3,565,818
		Healthcare - Services: 1.0%
15,100	@, W	Covance, Inc.	1,004,905
			1,004,905
		Household Products/Wares: 0.9%
12,400		Clorox Co.	832,536
			832,536
		Insurance: 5.6%
31,800		American International Group, Inc.	2,300,412
5,900	L	MBIA, Inc.	392,645
9,000		Principal Financial Group	547,200
12,900		Protective Life Corp.	645,387
7,500		Stancorp Financial Group, Inc.	381,450
16,000	@@	Willis Group Holdings Ltd.	740,960
16,000		WR Berkley Corp.	527,040
			5,535,094
		Internet: 1.6%
3,100	@	Google, Inc.	1,543,025
			1,543,025
		Investment Companies: 1.7%
72,200	@@	KKR Private Equity Investors LP	1,689,480
			1,689,480
		Iron/Steel: 1.3%
10,600		Allegheny Technologies, Inc.	1,225,254
			1,225,254
		Lodging: 0.6%
6,900	@	MGM Mirage	548,757
			548,757
		Media: 3.3%
68,300		News Corp., Inc. - Class A	1,508,747
32,500	@	Time Warner Cable, Inc.	1,248,325
13,700		Walt Disney Co.	485,528
			3,242,600

See Accompanying Notes to Financial Statements
70

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Metal Fabricate/Hardware: 1.6%
12,900		Precision Castparts Corp.	$1,542,324
			1,542,324
		Mining: 1.9%
7,200	@@	Alcan, Inc.	624,672
14,900		Alcoa, Inc.	615,072
2,000	@@	Rio Tinto PLC ADR	585,900
			1,825,644
		Miscellaneous Manufacturing: 5.3%
26,200		Cooper Industries Ltd.	1,403,796
13,100	L	Danaher Corp.	962,850
47,500		General Electric Co.	1,785,050
17,300		Roper Industries, Inc.	1,009,628
			5,161,324
		Oil & Gas: 8.4%
12,500		ConocoPhillips	967,875
50,900		ExxonMobil Corp.	4,233,353
18,300	@	Plains Exploration & Production Co.	968,436
7,900	@	Southwestern Energy Co.	376,040
12,700	@	Todco	628,142
8,800		Valero Energy Corp.	656,656
7,300		XTO Energy, Inc.	423,473
			8,253,975
		Oil & Gas Services: 1.6%
20,500		Schlumberger Ltd.	1,596,335
			1,596,335
		Pharmaceuticals: 5.5%
24,350		Abbott Laboratories	1,372,123
3,500	@	Gilead Sciences, Inc.	289,695
8,704	@	Medco Health Solutions, Inc.	676,823
23,400		Merck & Co., Inc.	1,227,330
24,200	L	Omnicare, Inc.	905,564
16,000		Wyeth	925,440
			5,396,975
		Retail: 5.5%
15,300	L	Best Buy Co., Inc.	738,837
10,000	@, L	Childrens Place Retail Stores, Inc.	564,600
40,900		CVS Corp.	1,576,286
40,000	@	Office Depot, Inc.	1,456,000
23,100		Wal-Mart Stores, Inc.	1,099,560
			5,435,283
		Savings & Loans: 0.6%
28,433		People's United Financial, Inc.	574,062
			574,062
		Semiconductors: 3.1%
97,500		Intel Corp.	2,161,575
80,200	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	874,982
			3,036,557
		Software: 2.6%
15,100	@	Activision, Inc.	298,829
4,400	@, L	Electronic Arts, Inc.	215,028
15,600	@@	Infosys Technologies Ltd. ADR	768,300
40,618		Microsoft Corp.	1,245,754
			2,527,911

Shares			Value
		Telecommunications: 7.1%
17,791	@	Arris Group, Inc.	$292,662
60,763		AT&T, Inc.	2,511,942
82,700	@	Cisco Systems, Inc.	2,226,283
5,500	@	CommScope, Inc.	301,015
37,900		Qualcomm, Inc.	1,627,805
			6,959,707
Total Common Stock (Cost $75,310,865 )			89,019,977
EXCHANGE-TRADED FUNDS: 2.3%
53,700	L	Utilities Select Sector SPDR Fund	2,246,808
Total Exchange-Traded Funds (Cost $2,050,995 )			2,246,808
Total Long-Term Investments (Cost $77,361,860)			91,266,785
Principal Amount			Value
SHORT-TERM INVESTMENTS: 13.6%
		Mutual Fund: 4.1%
$4,000,000	**, S	ING Institutional Prime Money Market Fund	$4,000,000
Total Mutual Fund (Cost $4,000,000)			4,000,000
REPURCHASE AGREEMENT: 0.5%

452,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $452,066 to be received upon repurchase (Collateralized by $363,000 , 7.625%, Market Value plus accrued interest $461,872, due 11/15/22)	452,000
Total Repurchase Agreement (Cost $452,000)		452,000
Securities Lending Collateralcc: 9.0%
8,850,000	The Bank of New York Institutional Cash Reserves Fund	8,850,000
Total Securities Lending Collateral (Cost $8,850,000)		8,850,000

Total Short-Term Investments (Cost $13,302,000)		13,302,000
Total Investments in Securities (Cost $90,663,860)*	106.7%	$104,568,785
Other Assets and Liabilities - Net	(6.7)	(6,532,192)
Net Assets	100.0%	$98,036,593

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

See Accompanying Notes to Financial Statements
71

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF MAY 31, 2007 (CONTINUED)

L  Loaned security, a portion or all of the security is on loan at May 31, 2007.

**  Investment in affiliate

*  Cost for federal income tax purposes is $90,854,279.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,013,769
Gross Unrealized Depreciation	(299,263)
Net Unrealized Appreciation	$13,714,506

ING Growth and Income Fund Open Futures Contracts on May 31, 2007

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	31	$2,375,995	06/15/07	$105,820
				$105,820

ING Growth and Income Fund Written Options Outstanding on May 31, 2007:

Equity Options
Description/Name of Issuer	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Premium Received	Value
Call Option OTC - Allegheny Technologies, Inc.	UBS AG	$125	07/20/07	2,900	$11,223	$(7,685)
Call Option OTC - Mirant Corp.	UBS AG	$49	09/21/07	5,000	7,450	(11,450)
					$18,673	$(19,135)

See Accompanying Notes to Financial Statements
72

  PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND  AS OF MAY 31, 2007

Shares			Value
	COMMON STOCK: 110.0%
		Aerospace/Defense: 1.2%
3,500	@	BE Aerospace, Inc.	$134,015
			134,015
		Agriculture: 2.3%
3,700		Altria Group, Inc.	263,070
			263,070
		Banks: 3.5%
3,300		PNC Financial Services Group, Inc.	243,540
2,300		State Street Corp.	157,021
			400,561
		Beverages: 1.5%
4,200	@@	Fomento Economico Mexicano SA de CV ADR	167,328
			167,328
		Biotechnology: 0.2%
400	@	Genzyme Corp.	25,808
			25,808
		Commercial Services: 1.4%
5,200	@	Quanta Services, Inc.	156,052
			156,052
		Computers: 4.8%
6,200	@	Dell, Inc.	166,594
4,500		Hewlett-Packard Co.	205,695
8,700	@@	Seagate Technology, Inc.	179,133
			551,422
		Cosmetics/Personal Care: 2.6%
4,716		Procter & Gamble Co.	299,702
			299,702
		Diversified Financial Services: 7.8%
5,500		Citigroup, Inc.	299,695
4,934	@	E*Trade Financial Corp.	118,169
1,900	@	Investment Technology Group, Inc.	77,235
1,900		Jefferies Group, Inc.	58,216
1,800		Merrill Lynch & Co., Inc.	166,914
2,100		Nuveen Investments, Inc.	115,206
3,100	@	TD Ameritrade Holding Corp.	63,643
			899,078
		Electric: 2.0%
1,300	@	Enernoc, Inc.	50,739
1,500	@	Mirant Corp.	69,600
1,300	@	NRG Energy, Inc.	114,257
			234,596
		Electrical Components & Equipment: 1.6%
2,700	@	General Cable Corp.	184,005
			184,005
		Engineering & Construction: 1.2%
1,300	@	Foster Wheeler Ltd.	134,602
			134,602
		Entertainment: 0.9%
2,600		International Game Technology	104,494
			104,494

Shares			Value
		Food: 1.3%
4,368		Kraft Foods, Inc.	$147,813
			147,813
		Healthcare - Products: 3.6%
4,400		Johnson & Johnson	278,388
3,200	@	St. Jude Medical, Inc.	136,608
			414,996
		Healthcare - Services: 2.7%
2,100	@, W	Covance, Inc.	139,755
2,900	@	Health Net, Inc.	165,532
			305,287
		Household Products/Wares: 1.0%
1,700		Clorox Co.	114,138
			114,138
		Insurance: 8.9%
3,300		American International Group, Inc.	238,722
2,000		MBIA, Inc.	133,100
1,900		Principal Financial Group	115,520
1,800		Protective Life Corp.	90,054
800		Prudential Financial, Inc.	81,616
2,500		Stancorp Financial Group, Inc.	127,150
2,700	@@	Willis Group Holdings Ltd.	125,037
3,400		WR Berkley Corp.	111,996
			1,023,195
		Internet: 2.7%
400	@	Google, Inc.	199,100
4,000	@	Yahoo!, Inc.	114,800
			313,900
		Investment Companies: 1.9%
9,300	@@	KKR Private Equity Investors LP	217,620
			217,620
		Iron/Steel: 1.6%
1,600		Allegheny Technologies, Inc.	184,944
			184,944
		Lodging: 1.0%
1,500	@	MGM Mirage	119,295
			119,295
		Media: 3.1%
7,100		News Corp., Inc. - Class A	156,839
5,100	@	Time Warner Cable, Inc.	195,891
			352,730
		Metal Fabricate/Hardware: 1.7%
1,600		Precision Castparts Corp.	191,296
			191,296
		Mining: 2.6%
700	@@	Alcan, Inc.	60,732
1,500		Alcoa, Inc.	61,920
300	@@	Rio Tinto PLC ADR	87,885
2,400	@	Titanium Metals Corp.	83,040
			293,577
		Miscellaneous Manufacturing: 4.8%
2,300		Cooper Industries Ltd.	123,234
1,600		Danaher Corp.	117,600
4,100		General Electric Co.	154,078

See Accompanying Notes to Financial Statements
73

  PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
2,600		Roper Industries, Inc.	$151,736
			546,648
		Oil & Gas: 10.7%
800		ConocoPhillips	61,944
4,800		ExxonMobil Corp.	399,216
4,200		Occidental Petroleum Corp.	230,874
2,400	@	Plains Exploration & Production Co.	127,008
2,300	@	Todco	113,758
2,300		Valero Energy Corp.	171,626
2,000		XTO Energy, Inc.	116,020
			1,220,446
		Oil & Gas Services: 1.3%
1,900		Schlumberger Ltd.	147,953
			147,953
		Pharmaceuticals: 5.4%
2,400		Abbott Laboratories	135,240
1,300	@	Medco Health Solutions, Inc.	101,088
4,200		Merck & Co., Inc.	220,290
2,900		Omnicare, Inc.	108,518
1,000		Wyeth	57,840
			622,976
		Retail: 8.1%
3,600		Best Buy Co., Inc.	173,844
2,600	@	Childrens Place Retail Stores, Inc.	146,796
9,300		CVS Corp.	358,422
4,700	@	Office Depot, Inc.	171,080
1,700		Wal-Mart Stores, Inc.	80,920
			931,062
		Savings & Loans: 1.3%
7,100		People's United Financial, Inc.	143,349
			143,349
		Semiconductors: 4.6%
9,800		Intel Corp.	217,266
5,000	@, @@	Marvell Technology Group Ltd.	78,600
21,395	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	233,419
			529,285
		Software: 3.2%
5,600	@	Activision, Inc.	110,824
1,800	@@	Infosys Technologies Ltd. ADR	88,650
8,800	@	Oracle Corp.	170,544
			370,018
		Telecommunications: 7.5%
3,090	@	Arris Group, Inc.	50,831
5,700		AT&T, Inc.	235,638
7,900	@	Cisco Systems, Inc.	212,668
2,200	@	CommScope, Inc.	120,406
5,500		Qualcomm, Inc.	236,225
			855,768
Total Common Stock (Cost $11,330,926 )			12,601,029

Shares			Value
EXCHANGE-TRADED FUNDS: 1.6%
		Exchange-Traded Funds: 1.6%
	300	SPDR Trust Series 1	$45,996
	3,300	Utilities Select Sector SPDR Fund	138,072
			184,068
Total Exchange-Traded Funds (Cost $166,702 )			184,068
Total Long-Term Investments (Cost $11,497,628)			12,785,097
Principal Amount			Value
		SHORT-TERM INVESTMENTS: 13.4%
		Mutual Fund: 10.5%
$1,200,000	**, S	ING Institutional Prime Money Market Fund	$1,200,000
Total Mutual Fund (Cost $1,200,000)			1,200,000
REPURCHASE AGREEMENT: 2.9%

328,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $328,048 to be received upon repurchase (Collateralized by $263,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $334,635, due 11/15/22)	328,000
Total Repurchase Agreement (Cost $328,000)		328,000
Total Short-Term Investments (Cost $1,528,000)		1,528,000

Total Investments in Securities (Cost $13,025,628)*	125.0%	$14,313,097
Other Assets and Liabilities - Net	(25.0)	(2,860,945)
Net Assets	100.0%	$11,452,152

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

W  When-issued or delayed delivery security

S  Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

**  Investment in affiliate

*  Cost for federal income tax purposes is $13,048,834.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,359,246
Gross Unrealized Depreciation	(94,983)
Net Unrealized Appreciation	$1,264,263

See Accompanying Notes to Financial Statements
74

  PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND  AS OF MAY 31, 2007 (CONTINUED)

The following short positions were held by the ING 130/30 Fundamental Research Fund at May 31, 2007 :

Shares	Descriptions	Market Value
(3,900)	Murphy Oil Corporation	$(230,100)
(3,600)	SAP AG- Sponsored ADR	(171,864)
(1,800)	Wellcare Health Plans, Inc.	(165,672)
(2,800)	Davita, Inc.	(154,644)
(6,000)	Calamos Asset Management, Inc.	(149,700)
(2,600)	Coach, Inc.	(133,536)
(5,900)	Shuffle Master, Inc.	(113,457)
(2,600)	Fifth Third Bancorp.	(110,136)
(2,300)	Walgreen Co.	(103,799)
(3,000)	National City Corporation	(103,770)
(3,600)	Starbucks Corp.	(103,716)
(2,100)	Aeropostale, Inc.	(97,230)
(5,100)	Western Digital Corp.	(95,931)
(3,700)	Carmax, Inc.	(88,800)
(800)	Abercrombie & Fitch Co.	(66,120)
(2,500)	Coca-Cola Enterprises	(58,375)
(700)	J.C. Penney Co. Inc.	(56,336)
	Total Short Positions (Proceeds $1,973,098)	$(2,003,186)

ING 130/30 Fundamental Research Fund Open Futures Contracts on May 31, 2007

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	5	$383,225	06/15/07	$2,540
				$2,540

See Accompanying Notes to Financial Statements
75

  PORTFOLIO OF INVESTMENTS
ING GROWTH FUND  AS OF MAY 31, 2007

Shares			Value
COMMON STOCK: 101.3%
		Agriculture: 2.5%
17,300		Altria Group, Inc.	$1,230,030
			1,230,030
		Apparel: 1.1%
10,200	@	Coach, Inc.	523,872
			523,872
		Banks: 1.9%
23,200		Bank of New York Co., Inc.	940,992
			940,992
		Chemicals: 2.8%
22,590		Monsanto Co.	1,391,544
			1,391,544
		Coal: 2.0%
17,900		Peabody Energy Corp.	967,316
			967,316
		Commercial Services: 3.5%
22,300	@@	Accenture Ltd.	912,962
12,700		McKesson Corp.	801,751
			1,714,713
		Computers: 6.9%
9,300	@	Apple, Inc.	1,130,508
14,600	@	Dell, Inc.	392,302
29,300		Hewlett-Packard Co.	1,339,303
17,600	@	Network Appliance, Inc.	566,544
			3,428,657
		Cosmetics/Personal Care: 1.8%
22,600		Avon Products, Inc.	867,614
			867,614
		Diversified Financial Services: 9.3%
25,800		American Express Co.	1,676,484
38,500		Charles Schwab Corp.	865,095
5,600		Goldman Sachs Group, Inc.	1,292,592
9,100		Morgan Stanley	773,864
			4,608,035
		Electric: 1.6%
33,100	@	AES Corp.	785,463
			785,463
		Electronics: 1.4%
12,500	@	Thermo Electron Corp.	682,500
			682,500
		Engineering & Construction: 1.8%
11,400	@	McDermott International, Inc.	889,200
			889,200
		Food: 1.3%
19,042		Kraft Foods, Inc.	644,381
			644,381
		Healthcare-Products: 5.2%
15,600		Baxter International, Inc.	886,704
15,600	@	St. Jude Medical, Inc.	665,964

Shares			Value
11,400	@	Zimmer Holdings, Inc.	$1,003,884
			2,556,552
		Household Products/Wares: 1.6%
11,400		Clorox Co.	765,396
			765,396
		Insurance: 1.3%
10,600		Principal Financial Group	644,480
			644,480
		Internet: 4.1%
2,700	@	Google, Inc.	1,343,925
22,900	@	VeriSign, Inc.	683,107
			2,027,032
		Media: 4.7%
37,350	@	Comcast Corp. - Class A	1,023,764
27,300		News Corp., Inc. - Class B	645,099
18,400		Walt Disney Co.	652,096
			2,320,959
		Metal Fabricate/Hardware: 1.6%
6,400		Precision Castparts Corp.	765,184
			765,184
		Mining: 1.1%
7,000		Freeport-McMoRan Copper & Gold, Inc.	550,900
			550,900
		Miscellaneous Manufacturing: 6.2%
14,700		Cooper Industries Ltd.	787,626
19,114		Danaher Corp.	1,404,879
14,600		Roper Industries, Inc.	852,056
			3,044,561
		Oil & Gas: 1.6%
9,700		ExxonMobil Corp.	806,749
			806,749
		Oil & Gas Services: 0.9%
6,600	@	Cameron International Corp.	467,940
			467,940
		Packaging & Containers: 1.2%
17,700	@	Pactiv Corp.	601,269
			601,269
		Pharmaceuticals: 10.2%
28,900		Abbott Laboratories	1,628,515
8,569	@	Express Scripts, Inc.	874,895
13,900	@	Gilead Sciences, Inc.	1,150,503
26,300		Merck & Co., Inc.	1,379,435
			5,033,348
		Retail: 5.5%
18,700	@	GameStop Corp.	691,526
18,700		McDonald's Corp.	945,285
13,600		Nordstrom, Inc.	706,248
18,500	@	Saks, Inc.	370,740
			2,713,799

See Accompanying Notes to Financial Statements
76

  PORTFOLIO OF INVESTMENTS
ING GROWTH FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Semiconductors: 4.2%
31,800		Altera Corp.	$725,358
12,900	@	Broadcom Corp.	394,224
87,400	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	953,534
			2,073,116
		Software: 5.5%
24,800	@	Activision, Inc.	490,792
72,300		Microsoft Corp.	2,217,441
			2,708,233
		Telecommunications: 8.5%
16,300		AT&T, Inc.	673,842
59,800	@	Cisco Systems, Inc.	1,609,816
8,100	@,L	NII Holdings, Inc.	659,907
29,200		Qualcomm, Inc.	1,254,140
			4,197,705
Total Common Stock (Cost $40,763,924 )			49,951,540
Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.9%
		Mutual Fund: 1.0%
$500,000	**	ING Institutional Prime Money Market Fund	$500,000
Total Mutual Fund (Cost $500,000)			500,000

	Repurchase Agreement: 0.4%
176,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $176,026 to be received upon repurchase (Collateralized by $142,000 U.S. Treasury Bond, 7.625%, Market Value plus accrued interest $180,677, due 11/15/22)	176,000
Total Repurchase Agreement (Cost $176,000)		176,000
	Securities Lending Collateralcc: 0.5%
267,000	The Bank of New York Institutional Cash Reserves Fund	267,000
Total Securities Lending Collateral (Cost $267,000)		267,000
Total Short-Term Investments (Cost $943,000)		943,000

Total Investments in Securities (Cost $41,706,924)*	103.2%	$50,894,540
Other Assets and Liabilities - Net	(3.2)	(1,566,805)
Net Assets	100.0%	$49,327,735

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at May 31, 2007.

**  Investment in affiliate

*  Cost for federal income tax purposes is $41,733,077.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,399,004
Gross Unrealized Depreciation	(237,541)
Net Unrealized Appreciation	$9,161,463

See Accompanying Notes to Financial Statements
77

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2007

Shares			Value
COMMON STOCK: 97.9%
		Aerospace/Defense: 2.4%
15,700		DRS Technologies, Inc.	$806,195
20,100	@	Moog, Inc.	865,506
25,100	@	Teledyne Technologies, Inc.	1,156,608
			2,828,309
		Apparel: 2.5%
22,200	@,@@	Gildan Activewear, Inc.	775,890
19,700		Phillips-Van Heusen	1,204,064
28,100	@	Steven Madden Ltd.	915,498
			2,895,452
		Banks: 6.3%
119,200		Bank Mutual Corp.	1,410,136
38,400		Citizens Banking Corp.	731,136
29,600		FirstMerit Corp.	637,288
29,375		Provident Bankshares Corp.	982,594
30,200	@	Signature Bank	1,004,150
70,000	@	Superior Bancorp.	713,300
28,000		UMB Financial Corp.	1,081,080
25,000		Whitney Holding Corp.	776,000
			7,335,684
		Biotechnology: 1.0%
13,500	@	Alexion Pharmaceuticals, Inc.	655,695
46,700	@	Human Genome Sciences, Inc.	494,553
			1,150,248
		Building Materials: 1.1%
52,000	@	Dayton Superior Corp.	620,360
2,200	@	Genlyte Group, Inc.	191,664
22,000		Gibraltar Industries, Inc.	473,880
			1,285,904
		Chemicals: 3.0%
20,900		Albemarle Corp.	849,376
10,000		Cytec Industries, Inc.	594,500
21,500		Innophos Holdings, Inc.	330,240
60,100		UAP Holding Corp.	1,770,546
			3,544,662
		Commercial Services: 3.3%
13,000	@	Advisory Board Co.	676,910
17,800		Arbitron, Inc.	932,008
19,300	@	Exponent, Inc.	443,900
16,800	@	Geo Group, Inc.	915,600
38,221	@	Live Nation, Inc.	856,150
			3,824,568
		Computers: 3.7%
11,400	@	CACI International, Inc.	587,670
19,800	@	Electronics for Imaging	564,498
44,300	@	Komag, Inc.	1,074,718
13,600	@,@@	Logitech International	363,528
15,700	@	Micros Systems, Inc.	871,193
1,400		MTS Systems Corp.	61,474
56,400	@	Radisys Corp.	762,528
			4,285,609
		Distribution/Wholesale: 1.4%
54,060	@	Brightpoint, Inc.	710,348
26,000		Owens & Minor, Inc.	923,000
			1,633,348

Shares			Value
		Diversified Financial Services: 1.7%
1,700		International Securities Exchange, Inc.	$110,568
25,000	@	Investment Technology Group, Inc.	1,016,250
34,400		Waddell & Reed Financial, Inc.	892,336
			2,019,154
		Electric: 2.2%
14,600		Idacorp, Inc.	484,866
30,700		ITC Holdings Corp.	1,332,380
27,200		Portland General Electric Co.	798,048
			2,615,294
		Electrical Components & Equipment: 0.5%
15,900	W	Ametek, Inc.	600,066
			600,066
		Electronics: 3.4%
13,700	@	Benchmark Electronics, Inc.	302,907
21,600	@	Cymer, Inc.	867,024
47,800	@	Kemet Corp.	367,104
16,300	@	Thomas & Betts Corp.	945,726
17,262	@	Trimble Navigation Ltd.	503,878
17,700	@	Varian, Inc.	1,041,645
			4,028,284
		Engineering & Construction: 0.8%
10,600	@	Washington Group International, Inc.	890,400
			890,400
		Entertainment: 0.9%
36,800	@	Macrovision Corp.	1,028,560
			1,028,560
		Food: 0.8%
22,800		Corn Products International, Inc.	935,484
			935,484
		Gas: 2.6%
24,700		New Jersey Resources Corp.	1,353,066
26,600		Vectren Corp.	770,336
25,700		WGL Holdings, Inc.	906,439
			3,029,841
		Healthcare - Products: 2.4%
17,500		Cooper Cos., Inc.	964,950
21,900	@	DJO, Inc.	854,319
21,100	@	Kyphon, Inc.	1,002,039
			2,821,308
		Healthcare - Services: 2.8%
22,409	@	Amedisys, Inc.	835,856
20,700	@	Magellan Health Services, Inc.	927,360
7,300	@	Pediatrix Medical Group, Inc.	420,626
26,300	@	Psychiatric Solutions, Inc.	1,026,226
2,200	@	Sierra Health Services, Inc.	91,696
			3,301,764
		Housewares: 1.5%
28,300		Toro Co.	1,693,189
			1,693,189

See Accompanying Notes to Financial Statements
78

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
		Insurance: 7.0%
28,500		American Equity Investment Life Holding Co.	$341,715
38,764	@@	Aspen Insurance Holdings Ltd.	1,051,280
43,307	@	First Mercury Financial Corp.	811,573
27,200		Ohio Casualty Corp.	1,171,232
13,300		PMI Group, Inc.	657,552
14,700	@	ProAssurance Corp.	830,844
84,800	@,@@	RAM Holdings Ltd.	1,380,544
18,718		Safety Insurance Group, Inc.	779,418
25,400	@@	Security Capital Assurance Ltd.	817,118
7,900	@	Triad Guaranty, Inc.	352,261
			8,193,537
		Internet: 0.2%
8,200	@	Valueclick, Inc.	256,906
			256,906
		Iron/Steel: 0.8%
10,200		Cleveland-Cliffs, Inc.	900,558
			900,558
		Leisure Time: 1.4%
38,700	@	K2, Inc.	590,562
20,500	@	Life Time Fitness, Inc.	1,049,190
			1,639,752
		Machinery - Diversified: 2.0%
26,966	@	Intermec, Inc.	663,364
7,900		Nordson Corp.	410,721
9,400		Tennant Co.	305,688
24,000		Wabtec Corp.	939,840
			2,319,613
		Media: 0.9%
15,100		Entercom Communications Corp.	401,660
36,300		GateHouse Media, Inc.	702,405
			1,104,065
		Metal Fabricate/Hardware: 0.7%
22,300		Commercial Metals Co.	783,845
			783,845
		Miscellaneous Manufacturing: 0.8%
31,700		Barnes Group, Inc.	934,833
			934,833
		Oil & Gas: 3.1%
22,300	@	Carrizo Oil & Gas, Inc.	906,941
29,600	@	Denbury Resources, Inc.	1,073,296
49,400	@	EXCO Resources, Inc.	892,658
34,700	@	Parallel Petroleum Corp.	800,182
			3,673,077
		Oil & Gas Services: 3.0%
10,800	@,@@	Core Laboratories NV	992,844
9,600	@	FMC Technologies, Inc.	725,760
51,800	@	Global Industries Ltd.	1,228,178
27,500	@,@@	North American Energy Partners, Inc.	581,900
			3,528,682

Shares			Value
		Packaging & Containers: 1.0%
32,100	@	Crown Holdings, Inc.	$800,253
6,500		Silgan Holdings, Inc.	375,180
			1,175,433
		Pharmaceuticals: 2.4%
7,100	@	Alkermes, Inc.	114,026
12,600	@	BioMarin Pharmaceuticals, Inc.	224,784
17,100	@	Cubist Pharmaceuticals, Inc.	392,445
25,300	@	HealthExtras, Inc.	769,879
18,700	@	Sciele Pharma, Inc.	462,264
5,300	@	United Therapeutics Corp.	349,747
11,600	@	USANA Health Sciences, Inc.	451,008
			2,764,153
		Real Estate: 0.8%
8,100		Jones Lang LaSalle, Inc.	945,270
			945,270
		Real Estate Investment Trusts: 4.9%
96,100		American Financial Realty Trust	1,084,008
71,800		Ashford Hospitality Trust, Inc.	891,038
29,500		BioMed Realty Trust, Inc.	827,770
50,900		DCT Industrial Trust, Inc.	562,445
19,800		Innkeepers USA Trust	349,074
26,600		Lexington Corporate Properties Trust	553,280
22,400		Nationwide Health Properties, Inc.	695,968
42,400		U-Store-It Trust	777,192
			5,740,775
		Retail: 5.9%
37,100		Casey's General Stores, Inc.	1,002,071
24,300		Domino's Pizza, Inc.	476,766
15,200	@	JOS A Bank Clothiers, Inc.	639,768
9,800		Longs Drug Stores Corp.	561,344
16,400	@	Pantry, Inc.	714,384
18,500		Regis Corp.	737,595
37,300	@	Ruth's Chris Steak House	682,963
50,250		Stage Stores, Inc.	1,050,225
23,500	@	Tween Brands, Inc.	1,022,955
			6,888,071
		Savings & Loans: 2.8%
54,552		First Niagara Financial Group, Inc.	748,453
90,600		NewAlliance Bancshares, Inc.	1,460,471
96,800		Westfield Financial, Inc.	1,002,848
			3,211,772
		Semiconductors: 4.1%
40,000	@	Axcelis Technologies, Inc.	257,200
27,700	@	DSP Group, Inc.	603,583
97,600	@	Entegris, Inc.	1,122,400
33,000	@	Fairchild Semiconductor International, Inc.	607,860
22,500	@	Formfactor, Inc.	895,050
20,300		Micrel, Inc.	252,938
23,000	@	Microsemi Corp.	530,150
45,100	@	ON Semiconductor Corp.	484,374
			4,753,555
		Software: 3.7%
30,100	@	Ansys, Inc.	1,690,416
18,750		Global Payments, Inc.	750,750

See Accompanying Notes to Financial Statements
79

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2007 (CONTINUED)

Shares			Value
46,200	@	Informatica Corp.	$705,012
28,050	@	THQ, Inc.	956,505
7,700	@	Verifone Holdings, Inc.	266,651
			4,369,334
		Storage/Warehousing: 0.7%
28,200	@	Mobile Mini, Inc.	851,640
			851,640
		Telecommunications: 4.3%
18,600		Adtran, Inc.	503,316
58,600		Alaska Communications Systems Group, Inc.	924,708
34,300	@	Foundry Networks, Inc.	551,544
34,100	@	NeuStar, Inc.	990,946
15,300		Otelco, Inc.	317,781
30,900	@	RCN Corp.	869,835
26,100	@	SBA Communications Corp.	838,593
			4,996,723
		Textiles: 0.2%
5,600		G&K Services, Inc.	213,192
			213,192
		Transportation: 1.8%
7,500	@	Genesee & Wyoming, Inc.	243,975
22,800	@	HUB Group, Inc.	843,144
13,400	@	Kirby Corp.	536,268
17,400		Pacer International, Inc.	468,408
			2,091,795
		Trucking & Leasing: 1.1%
46,500	@@	Genesis Lease Ltd. ADR	1,306,650
			1,306,650
Total Common Stock (Cost $97,603,720 )			114,390,359
EXCHANGE-TRADED FUNDS: 0.8%
		Exchange-Traded Funds: 0.8%
10,604		iShares Russell 2000 Index Fund	892,857
Total Exchange-Traded Funds (Cost $786,690 )			892,857
Total Long-Term Investments (Cost $98,390,410)			115,283,216

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.9%
		Mutual Fund: 0.8%
$1,000,000	**	ING Institutional Prime Money Market Fund	$1,000,000
Total Mutual Fund (Cost $1,000,000)			1,000,000

	Repurchase Agreement: 0.1%
93,000	Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $93,014 to be received upon repurchase (Collateralized by $75,000 U.S. Treasury Bond, 7.625%, Market Value plus accrued interest $95,428, due 11/15/22)	93,000
Total Repurchase Agreement (Cost $93,000)		93,000
Total Short-Term Investments (Cost $1,093,000)		1,093,000

Total Investments in Securities (Cost $99,483,410)*	99.6%	$116,376,216
Other Assets and Liabilities - Net	0.4	409,261
Net Assets	100.0%	$116,785,477

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

W  When-issued or delayed delivery security

**  Investment in affiliate

*  Cost for federal income tax purposes is $99,527,581.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,332,759
Gross Unrealized Depreciation	(2,484,124)
Net Unrealized Appreciation	$16,848,635

See Accompanying Notes to Financial Statements
80

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2007 were as follows:

Fund Name	Type	Per Share Amount
ING Balanced Fund
Class A	NII	$0.2248
Class B	NII	$0.1300
Class C	NII	$0.1251
Class I	NII	$0.2573
Class O	NII	$0.2291
All Classes	STCG	$0.0160
All Classes	LTCG	$0.0695
ING Growth and Income Fund
Class A	NII	$0.1747
Class B	NII	$0.0895
Class C	NII	$0.0878
Class I	NII	$0.2042

Fund Name	Type	Per Share Amount
ING 130/30 Fundamental Research Fund
Class A	NII	$0.0220
Class B	NII	$0.0027
Class C	NII	$0.0077
Class I	NII	$0.0417
ING Small Company Fund
All Classes	STCG	$0.3095
All Classes	LTCG	$3.1481

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Fund	53.84%
ING Growth and Income Fund	100.00%
ING 130/30 Fundamental Research Fund	63.28%
ING Small Company Fund	40.39%

For the year ended May 31, 2007, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Balanced Fund	52.07%
ING Growth and Income Fund	100.00%
ING 130/30 Fundamental Research Fund	63.28%
ING Small Company Fund	43.02%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Balanced Fund	56.61%
ING Growth and Income Fund	6.35%
ING 130/30 Fundamental Research Fund	12.94%

Pursuant to Internal Revenue Code Section 871(k)(2), the Funds designate the following percentages of net investment income distributions as short-term capital gain dividends:

ING Balanced Fund	100.00%
ING Small Company Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

81

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	35	Executive Committee, Academy of Economics and Finance (February 2007 - February 2011).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 -October 2002).	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	35	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 1991 - Present	Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	35	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Edward T. O'Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 2002 - Present	Retired.	35	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	35	None

(1)  Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

82

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 57	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present), and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

83

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

84

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

The 1940 Act, provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Directors"). Consistent with this requirement of the 1940 Act, the Board of certain of the mutual funds within the ING family of funds (each, a "Fund" and collectively, the "Funds"), including the funds to which this report relates, has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2007, followed by specific considerations with respect to each Fund covered by this report.

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2006 and September 30, 2006. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund covered by this report, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Fund covered by this report are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2007, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2006 and the management fees and expense data described below are as of June 30, 2006.

ING 130/30 Fundamental Research Fund

In evaluating the investment performance of ING 130/30 Fundamental Research Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and its benchmark index for the most recent calendar quarter; and (2) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter. The Board further noted that the Sub-Adviser pursues the Fund's investment objective utilizing complex long-short investment strategies and the Fund commenced operations on April 29, 2006. The Board concluded that additional time is needed to evaluate performance of the Fund and the effectiveness of the strategies used to pursue the Fund's investment objective.

In assessing the reasonableness of the management fee for ING 130/30 Fundamental Research Fund, the Board reviewed comparative information provided by the Adviser and noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median but below the average expense ratios of the funds in its Selected Peer Group.

ING Balanced Fund

In evaluating the investment performance of ING Balanced Fund, the Board noted that the Fund underperformed its Morningstar category median for all periods presented. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Fund underperformed the Composite Benchmark for all periods presented. The Board also considered the fact that the Fund ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, three-, five- and ten-year periods and in the fifth quintile for the year-to-date and one-year periods. The Board also noted that the portfolio manager for the domestic equity component of the Fund was replaced in December 2005 and that the Sub-Adviser has invested additional resources to improve performance of the Fund. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Balanced Fund, the Board noted that the management fee is above the median and the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and the average expense ratios of the funds

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in its Selected Peer Group. The Board also noted that, in connection with the merger of ING Equity and Bond Fund with and into ING Balanced Fund in December 2005, the Adviser had lowered the management fee for ING Balanced Fund. The Board further noted that, at the request of the Contracts Committee, the Adviser had agreed to implement fee waivers and/or expense reimbursements to limit the total expenses of the Class A shares of the Fund (as a percentage of the average net assets of such Class) to 123 basis points, reflecting a reduction of 17 basis points from the then-current expense ratio of the Class A shares, and to make corresponding reductions in the total expenses of each other class of shares of the Fund.

ING Growth Fund

In evaluating the investment performance of ING Growth Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, one- and three-year periods and in the fourth quintile for the year-to-date, five- and ten-year periods. The Board further noted that, in an effort to address concerns regarding the Fund's performance, the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Growth Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Growth and Income Fund

In evaluating the investment performance of ING Growth and Income Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and its benchmark index for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five- and ten-year periods; and (2) the Fund is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date, one- and three-year periods, in the fourth quintile for the five-year period and in the fifth quintile for the ten-year period. The Board further noted that, in an effort to address concerns regarding the Fund's performance, in August 2006, the Adviser retained IIM to replace the previous Sub-Adviser and, in connection with this change, modified the Fund's investment strategy to increase the Fund's focus on the growth component of total return. The Board concluded that the Fund's performance is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Growth and Income Fund, the Board noted that the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of ING Small Company Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-, five- and ten-year periods; (2) the Fund outperformed its benchmark index for the ten-year period, but underperformed for all other periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the year-to-date and one-year periods, in the third quintile for the most recent calendar quarter and ten-year period, in the fourth quintile for the three-year period and in the fifth quintile for the five-year period. The Board noted that the lead portfolio manager for the Fund was replaced in July 2005 and an additional portfolio manager was added in April 2006 to enhance sector coverage and security selection. The Board noted that the performance of the Fund has improved and concluded that recent performance of the Fund was satisfactory.

In assessing the reasonableness of the management fee expense ratio for ING Small Company Fund, the Board noted that the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

89

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  PRAR-ADEABCIO  (0507-072707)

Funds

Annual Report

May 31, 2007

Classes A, B, C, I, O and R

Domestic Equity Index Funds

• ING Index Plus LargeCap Fund
• ING Index Plus MidCap Fund
• ING Index Plus SmallCap Fund

Strategic Allocation Funds

• ING Strategic Allocation Conservative Fund
• ING Strategic Allocation Growth Fund
• ING Strategic Allocation Moderate Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder:

We are only half way through the year and investors have witnessed some remarkable events. We have seen market downturns following February’s single-day freefall in Chinese stocks and, here at home, there were similar repercussions after a drop in the U.S. sub-prime mortgage industry.

But there have also been many positive developments as well. Earnings and growth continue in the U.S. equities markets. At this writing, the Federal Reserve Board remains on hold with regard to additional interest rate increases. We have also witnessed several record-setting trading days in the markets.

So, what do we make of these contrasting signals? When friends and colleagues in the industry voice concerns about these seemingly divergent signposts, I remind them that such ongoing events are fairly normal and that they underscore the importance of a well-diversified investment strategy. Studies have shown that a portfolio allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products — both domestically and globally, all designed as potential solutions to your investment needs, whatever your investing goals.

Sincerely,

Shaun P. Mathews
President
ING Funds
June 15, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:      YEAR ENDED MAY 31, 2007

In our semi-annual report, we described resilient stock markets in the face of a sudden loss of risk appetite and record oil prices. In the second half of our fiscal year, a number of shocks and corrections also struck. But again, by the time it was over, markets had mostly taken the upsets in stride. Global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World Index”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), gained 12.1% for the six months ended May 31, 2007 and a handsome 23.3% for the year ended May 31, 2007. In currencies, the U.S. dollar’s early strides were ultimately retraced on expectations that that European interest rates were on the way up while those in the U.S. were not. This sent the euro to a new all time closing high against the U.S. dollar on April 18, 2007 and the pound to its highest level in over 25 years. The yen, however, was buffeted by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. For the six months ended May 31, 2007, the dollar fell 1.6% against the euro, 0.7% against the pound but gained 5.1% on the yen.

U.S. markets entered the second half of our fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out, with unexpectedly good new and existing housing sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007 sustained this view and estimated fourth quarter 2006 gross domestic product (“GDP”) growth was an impressive 3.5%.

But from February 2007, it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New starts, sales and prices were now falling. GDP growth was sharply revised down to 2.5%. To make matters worse the country’s largest sub-prime mortgage lenders were reporting major losses.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally.

The housing gloom continued into the second quarter. Foreclosures in April 2007 were 62% higher than one year earlier. Any respite in new home sales was attributed to price discounts and incentives. Existing home prices were reported as falling in the first quarter of 2007 year over year for the first time since 1991. Homebuilder confidence was eroding fast. The effect on GDP was clear. Growth in the latest quarter was reported at below 1%, the lowest since 2003.

Yet the feeling persisted that while the sub-prime debacle was more serious than at first thought and its effect more pervasive, the chance of it tripping the economy into recession was remote. Other measures of activity held up rather well. The consumer was still spending. Unemployment remained light at 4.5%. Purchasing managers’ indices for both manufacturing and service industries surprised on the upside. A rebound seemed not far away.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the second half of our fiscal year. Short Treasury yields fell and longer yields rose particularly in the last few months, surely reflecting the confidence-shaking events of February 2007, as well as the Federal Open Market Committee’s (“FOMC”) somewhat curious removal of its tightening bias on March 21, 2007, while still citing inflation as the predominant concern.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, stood up well to sub-prime mortgage lending issues and rose 10.3% for the second six months ended May 31, 2007 and finally on May 30, 2007 breaching its record set in March 2000. This was despite a 3.5% fall in reaction to events in China. Investors might have been depressed in anticipation of the first quarter in fifteen with less than double-digit year-over-year percentage profits growth for companies that make up the index. But, the average earnings growth rate that was emerging as our year ended was more than double what had been feared. Sentiment was also boosted by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity.

Internationally, the MSCI Japan® Index rose 11.35% for the six months ended May 31, 2007, amid the usual contradictory mix of economic statistics. GDP growth held up well after the fastest quarterly expansion in three years. Unemployment remained at a nine-year low. But consumer prices and wages started falling again, forcing the Bank of Japan, which raised interest rates in February 2007 to a still wafer-thin 0.5%, to leave them there, keeping the carry trade in business. For the year ended May 31, 2007,

MARKET PERSPECTIVE:      YEAR ENDED MAY 31, 2007

the MSCI Japan® Index returned 15.56%. Europe ex UK® Index surged 17.2% in the second half on the basis of high consumer and business confidence, the lowest Eurozone unemployment since records began, benign inflation just below 2% and continuing merger and acquisition activity. This was despite two interest rate increases, higher German value-added-tax (“VAT”) and a strong euro. For the year ended May 31, 2007, the MSCI Europe ex UK® Index returned 31.0%. In the UK, a housing boom and robust service sector raised year over year GDP growth to 3.0% or close to it. The Bank of England raised rates twice to 5.5%, the highest in six years. But non-financial companies were making record profits. By the end of the fiscal year, retail sales were buoyant and consumer confidence was high. Again encouraged by mergers and acquisitions, the MSCI UK® Index responded with an 11.6% advance for the six months ended May 31, 2007 and for the year ended May 31, 2007 returned 20.2%.

(1) The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers,(1) both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.86% compared to the S&P 500® Index, which returned 22.79%, for the same period.

Portfolio Specifics: The S&P 500® Index gained almost 23% for the year ended May 31, 2007. In our opinion, higher-than-expected corporate profit growth was the primary driver for the strong performance.

Valuation and earnings quality factors benefited returns during the period while market recognition detracted from performance. Specific valuation factors that were strong during the year included forward price to earnings and price to cash flow. In quality, capital expenditure normalized by rate of returns

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

worked well. Market recognition factors that did not work well during the year were long-term momentum and analyst estimate revisions.

Underweight positions in telecommunication services and materials hurt the Fund. These relative losses were partially offset by an overweight position in energy and an underweight position in industrials.

Security selection in consumer staples and utilities detracted from performance. However, selection in consumer discretionary, energy, and healthcare produced gains relative to the S&P 500® Index.

Underweight positions in Verizon Communications, Inc., Apple, Inc., and Time Warner, Inc. acted as a drag. Top contributors to the Fund were Marathon Oil Corp., Merck & Co., Inc. and Honeywell International, Inc.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

At the end of the twelve-month period, the Fund was overweight consumer discretionary, information technology and energy, and underweight consumer staples, telecommunication services, and healthcare.

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.7%

Citigroup, Inc.	2.8%

Chevron Corp.	2.5%

Bank of America Corp.	2.5%

International Business Machines Corp.	2.4%

JP Morgan Chase & Co.	2.1%

Pfizer, Inc.	2.0%

Cisco Systems, Inc.	1.9%

Procter & Gamble Co.	1.9%

General Electric Co.	1.7%

Portfolio holdings are subject to change daily.

(1) Effective December 31, 2006, Douglas Cotè was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception		Since Inception	Since Inception
				of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		August 1, 2001	December 8, 2003

Including Sales Charge:
Class A(1)	18.20%	7.65%	7.10%	—	—		—	—
Class B(2)	15.97%	7.20%	—	2.70%	—		—	—
Class C(3)	20.27%	7.78%	—	—	4.08%		—	—
Class I	22.17%	8.57%	7.71%	—	—		—	—
Class O	21.84%	8.30%	—	—	—		4.88%	—
Class R	21.55%	—	—	—	—		—	11.72%

Excluding Sales Charge:
Class A	21.86%	8.30%	7.42%	—	—		—	—
Class B	20.97%	7.50%	—	2.70%	—		—	—
Class C	21.27%	7.78%	—	—	4.08%		—	—
Class I	22.17%	8.57%	7.71%	—	—		—	—
Class O	21.84%	8.30%	—	—	—		4.88%	—
Class R	21.55%	—	—	—	—		—	11.72%
S&P 500® Index (4)	22.79%	9.45%	7.78%	4.26%	5.08	%(5)	5.95%	13.17	%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)Since inception performance for the index is shown from July 1, 1998.

(6)Since inception performance for the index is shown from December 1, 2003.

ING INDEX PLUS MIDCAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers(1) of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.43% compared to the S&P MidCap 400 Index, which returned 21.18% for the same period.

Portfolio Specifics: The S&P MidCap 400 Index gained over 21% for the year ending May 31, 2007. In our opinion, the gains were primarily driven by the extensive buyout activity in the mid-cap sector. The Fund failed to keep up with the market advance during the early part of the period. However, the rally during the last three months of the period helped the Fund catch up.

Valuation and earnings quality factors benefited returns during the period while market recognition detracted from performance. Specific valuation factors that were strong during the year included forward price to earnings and price to cash flow. In quality, capital

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

expenditure normalized by rate of returns worked well. Market recognition factors that did not work well during the year were long-term momentum and analyst estimate revisions.

An overweight position in financials and an underweight position in industrials hurt the Fund. These relative losses were partially offset by an underweight position in energy and an overweight position in materials.

Security selection in financials and information technology detracted from returns. However, selection in consumer discretionary, energy, and industrials produced gains relative to the S&P MidCap 400 Index.

Top contributors to the Fund were Aeropostale, Inc., Granite Construction, Inc. and Tidewater, Inc. In contrast, underweight positions in Precision Castparts Corp., Martin Marietta Materials, Inc. and Southwestern Energy Co. acted as a drag.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Noble Energy, Inc.	1.6%

Everest Re Group Ltd.	1.4%

WR Berkley Corp.	1.2%

Hospitality Properties Trust	1.2%

Associated Banc-Corp.	1.2%

MDU Resources Group, Inc.	1.2%

Oneok, Inc.	1.1%

Manpower, Inc.	1.1%

Jacobs Engineering Group, Inc.	1.1%

Helmerich & Payne, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

At the end of the twelve-month period, the Fund was overweight financials and materials and underweight industrials and information technology.

(1) Effective December 31, 2006, Douglas Cotè was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS MIDCAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

			Since Inception		Since Inception	Since Inception		Since Inception	Since Inception
			of Classes A and I		of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	February 3, 1998		March 1, 1999	June 30, 1998		August 1, 2001	October 24, 2003

Including Sales Charge:
Class A(1)	15.82%	10.97%	12.38%		—	—		—	—
Class B(2)	13.52%	10.53%	—		12.00%	—		—	—
Class C(3)	17.88%	11.09%	—		—	11.72%		—	—
Class I	19.72%	11.92%	13.04%		—	—		—	—
Class O	19.37%	11.65%	—		—	—		10.81%	—
Class R	19.09%	—	—		—	—		—	15.99%

Excluding Sales Charge:
Class A	19.43%	11.65%	12.75%		—	—		—	—
Class B	18.52%	10.80%	—		12.00%	—		—	—
Class C	18.88%	11.09%	—		—	11.72%		—	—
Class I	19.72%	11.92%	13.04%		—	—		—	—
Class O	19.37%	11.65%	—		—	—		10.81%	—
Class R	19.09%	—	—		—	—		—	15.99%
S&P MidCap 400 Index(4)	21.18%	12.95%	12.98	%(5)	13.41%	12.33	%(6)	11.82%	16.76	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5)Since inception performance for the index is shown from February 1, 1998.

(6)Since inception performance for the index is shown from July 1, 1998.

(7)Since inception performance for the index is shown from November 1, 2003.

ING INDEX PLUS SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers(1) both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.70% compared to the S&P SmallCap 600 Index, which returned 17.99%, for the same period.

Portfolio Specifics: The S&P SmallCap 600 Index gained almost 18% for the year ended May 31, 2007. In our opinion, most of the performance was fueled by the high liquidity available in the markets and the buyout boom along with an increased risk appetite amongst investors.

Valuation factors benefited returns during the year while earnings quality and market recognition factors were flat. Specific valuation factors that were strong included price to book and price to sales. In quality, capital expenditures to deprecation and share buybacks worked well while change in working capital was not beneficial.

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Market recognition factors such as short interest worked well, while earnings surprise was a negative.

An overweight position in financials and an underweight position in utilities hurt the Fund. These relative losses were partially offset by an equal-weighted position in energy.

Security selection in health care and information technology detracted from performance. However, selection in utilities and energy produced gains relative to the S&P SmallCap 600 Index.

Underweight positions in Shaw Group, Inc., Group 1 Automotive, Inc. and Building Materials Holding Corp. acted as a drag. Top contributors to the Fund were HUB Group, Inc., Alliance One International, Inc. and Jack in the Box, Inc.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

At the end of the twelve-month period, the Fund was overweight consumer discretionary and financials and underweight information technology and health care.

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

Energen Corp.	1.4%

Acuity Brands, Inc.	1.1%

EMCOR Group, Inc.	1.1%

Helix Energy Solutions Group, Inc.	1.0%

Skywest, Inc.	1.0%

Selective Insurance Group	1.0%

SEACOR Holdings, Inc.	1.0%

UGI Corp.	1.0%

Delphi Financial Group	1.0%

ABM Industries, Inc.	0.9%
     Portfolio holdings are subject to change daily.

(1) Effective December 31, 2006, Douglas Cotè was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

			Since Inception		Since Inception	Since Inception		Since Inception	Since Inception
			of Classes A and I		of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	February 3, 1998		March 1, 1999	June 30, 1998		August 1, 2001	December 8, 2003

Including Sales Charge:
Class A(1)	11.26%	11.76%	8.99%		—	—		—	—
Class B(2)	8.88%	11.33%	—		11.20%	—		—	—
Class C(3)	13.10%	11.89%	—		—	8.46%		—	—
Class I	15.04%	12.74%	9.64%		—	—		—	—
Class O	14.71%	12.47%	—		—	—		11.86%	—
Class R	14.48%	—	—		—	—		—	14.80%

Excluding Sales Charge:
Class A	14.70%	12.45%	9.35%		—	—		—	—
Class B	13.88%	11.59%	—		11.20%	—		—	—
Class C	14.10%	11.89%	—		—	8.46%		—	—
Class I	15.04%	12.74%	9.64%		—	—		—	—
Class O	14.71%	12.47%	—		—	—		11.86%	—
Class R	14.48%	—	—		—	—		—	14.80%
S&P SmallCap 600 Index(4)	17.99%	13.52%	11.14	%(5)	14.07%	10.70	% (6)	12.88%	16.52	% (7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(5)Since inception performance for the index is shown from February 1, 1998.

(6)Since inception performance for the index is shown from July 1, 1998.

(7)Since inception performance for the index is shown from December 1, 2003.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund (the “Fund”) seeks to provide total return consistent with preservation of capital. The Fund is managed by Paul Zemsky(1) and Brian Gendreau, Ph.D., Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.55% compared to the Lehman Brothers® Aggregate Bond Index (“LBAB”) and the Strategic Allocation Conservative Composite Index, which returned 6.66% and 11.89%, respectively, during the same period.

Portfolio Specifics: Over the period, domestic equities and fixed-income markets performed positively. The Fund’s asset allocation added significant value, mainly due to its overweight in international equity and underweight in fixed income. However, this was somewhat offset by a position in cash.

With the U.S. Federal Reserve Board (the “Fed”) on hold, the futures markets stopped pricing in the possibility of a rate cut by the end of the year. Our view is that the Fed will leave rates unchanged unless the data forces them to act. The Fed is particularly focused on achieving its goal of reducing core inflation below their “comfort zone” of 2%, and if it fails to do so we expect them to raise rates. We continue to hold an underweight position in fixed income and have moved to a neutral position in cash.

While the domestic equity portion of the Fund outperformed its sub-benchmark, the Russell 3000® Index, the international equity portion underperformed the Morgan Stanley Capital International — Europe, Australasia and Far East® Index mainly due to security selection. Domestically, we benefited from selection in telecommunications and healthcare but were hurt by stock selection in consumer staples and financials. Selection was the

Investment Type Allocation

as of May 31, 2007
(as a percent of net assets)

Common Stock	47.1%

U.S. Government Agency Obligations	17.6%

Collateralized Mortgage Obligations	16.2%

U.S. Treasury Obligations	11.1%

Corporate Bonds/Notes	9.0%

Asset-Backed Securities	0.8%

Preferred Stock	0.8%

Municipal Bonds	0.4%

Exchange-Traded Funds	0.2%

Other Assets and Liabilities – Net	(3.2)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

strongest in large-cap stocks, while mid- and small-caps acted as a drag. Internationally, selection in consumer staples and energy helped, but was offset by negative selection effect in materials and consumer discretionary.

Stocks that added to performance included an overweight position in Marathon Oil Corp. and Merck & Co., Inc. In contrast, underweight positions in Verizon Communications, Inc. and Apple, Inc. negatively impacted performance.

The fixed-income portion of the Fund underperformed the LBAB. Our shorter-duration positioning hurt the Fund, although much of the lost value was recovered in the second half of the period. Similarly, a relative underweight in corporate bonds also acted as a drag in the first half of the 12-month period, as the sector outperformed Treasuries. While positions in high yield helped, our lack of exposure to emerging market debt negatively impacted performance. Overall, security selection offset to some degree the negatives caused by curve positioning and sector allocation. In particular, several Treasury holdings of longer duration positively contributed to performance.

Current Strategy and Outlook: We believe the economic outlook of modest growth and moderating inflation provides a favorable climate for equities. Meanwhile, merger and acquisition activity, share buybacks, and strong revenue growth from overseas operations, in our view, will continue to support the stock market. After a weak first quarter, we believe there are signs of a pickup in U.S. gross domestic product (“GDP”) growth, including a strong durable goods report and Institute of Supply Management manufacturing report. In our opinion, strength in equipment investment and rising inventories are likely to help offset continued weakness in the housing market over the next few months. As the housing market stabilizes in the second half of 2007, as we expect, GDP should begin to grow at a near-trend pace. We expect core inflation to continue to subside during the remainder of the year, but high gasoline prices mean risk is to the upside.

In the current macroeconomic climate, we prefer large-cap domestic stocks over their smaller counterparts. In our opinion, their valuations are more attractive than those of small-caps, their balance sheets are strong and less dependent on bank credit, and are better positioned to withstand any tightening of bank credit standards. We also continue to favor international stocks because their valuations are even less expensive than those of U.S. stocks. We remain underweight fixed income.

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Federal National Mortgage Association, 5.000%, due 06/01/37	4.2%

Federal National Mortgage Association, 5.500%, due 06/15/19	3.5%

U.S. Treasury Note, 4.500%, due 04/30/09	2.6%

Washington Mutual Mortgage Pass-Through Certificates, 5.867%, due 11/25/46	2.2%

Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.070%, due 02/25/47	2.0%

U.S. Treasury Note, 4.500%, due 05/15/10	2.0%

MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	2.0%

U.S. Treasury Note, 4.500%, due 04/30/12	1.9%

ExxonMobil Corp.	1.7%

Federal National Mortgage Association, 6.000%, due 06/15/34	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

(1) Effective April 27, 2007, Mary Ann Fernandez retired as a portfolio manager to the Fund. Ms. Fernandez’s duties have been assumed by Paul Zemsky.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		November 15, 2006

Including Sales Charge:
Class A(1)	5.13%	4.53%	4.48%	—	—		—
Class B(2)	5.69%	4.67%	—	4.02%	—		—
Class C(3)	9.73%	4.99%	—	—	3.34%		—
Class I	11.79%	6.05%	5.38%	—	—		—
Class O	—	—	—	—	—		5.69%

Excluding Sales Charge:
Class A	11.55%	5.77%	5.09%	—	—		—
Class B	10.69%	5.00%	—	4.02%	—		—
Class C	10.73%	4.99%	—	—	3.34%		—
Class I	11.79%	6.05%	5.38%	—	—		—
Class O	—	—	—	—	—		5.69%
LBAB Index(4)	6.66%	4.73%	6.17%	5.64%	5.61	%(6)	1.86	%(7)
Strategic Allocation Conservative Composite Index (5)	11.89%	6.54%	6.67%	5.96%	5.78	%(6)	5.75	%(7)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Conservative Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The LBAB Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(5)The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 15 for additional information.

(6)Since inception performance for the indices is shown from July 1, 1998.

(7)Since inception performance for the indices is shown from November 1, 2006.

ING STRATEGIC ALLOCATION GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Growth Fund (the “Fund”) seeks to provide capital appreciation. The Fund is managed by Paul Zemsky(1) and Brian Gendreau, Ph.D., Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.35% compared to the Russell 3000® Index and the Strategic Allocation Growth Composite Index, which returned 22.58% and 19.74%, respectively, during the same period.

Portfolio Specifics: Over the period, domestic equities and fixed-income markets performed positively. The Fund’s asset allocation added significant value, mainly due to its overweight in international equity and underweight in fixed income. However, this was somewhat offset by our cash holding.

With the U.S. Federal Reserve Board (the “Fed”) on hold, the futures markets stopped pricing in the possibility of a rate cut by the end of the year. Our view is that the Fed will leave rates unchanged unless the data forces them to act. The Fed is particularly focused on achieving its goal of reducing core inflation below their “comfort zone” of 2% and if it fails to do so, we expect them to raise rates. With the yield curve inverted, we continue to hold an underweight position in fixed income and have reduced our cash holding.

The domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000® Index mainly due to security selection, particularly in consumer staples and financials. In contrast, selection in telecommunication services and healthcare was beneficial. Selection was the strongest in large-cap stocks, while mid- and small-caps acted as a drag. The international equity portion slightly outperformed the Morgan Stanley Capital International — Europe, Australasia and Far East® Index, mainly due to selection and

Investment Type Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

consumer staples and energy which helped with some performance offset by negative selection in materials and consumer discretionary.

Stocks that added to performance included an overweight position in Marathon Oil Corp. and Merck & Co., Inc. In contrast, underweight positions in Verizon Communications, Inc. and Apple, Inc. negatively impacted performance.

The fixed-income portion of the Fund underperformed the Lehman Brothers® Aggregate Bond Index. Our shorter-duration positioning hurt the Fund, although much of the lost value was recovered in the second half of the period. An underweight in corporate bonds acted as a drag in the first half of the 12-month period, as the sector outperformed Treasuries. While positions in high yield helped, our lack of exposure to emerging market debt negatively impacted the Fund. Overall, security selection offset the negative effects of curve positioning and asset allocation. In particular, several Treasury holdings of longer duration helped returns.

Current Strategy and Outlook: We believe the economic outlook of modest growth and moderating inflation provides a favorable climate for equities. In our view, merger and acquisition activity, share buybacks, and strong revenue growth from overseas operations will continue to support the stock market. After a weak first quarter, we believe there are signs of a pickup in U.S. gross domestic product (“GDP”) growth, including a strong durable goods report and Institute of Supply Management manufacturing report. In our opinion, strength in equipment investment and rising inventories are likely to help offset continued weakness in the housing market over the next few months. As the housing market stabilizes in the second half of 2007, as we expect, GDP should begin to grow at a near-trend pace. We believe core inflation will continue to subside during the remainder of the year, but high gasoline prices mean risk is on the upside. In the current macroeconomic climate, we prefer large-cap domestic stocks over their smaller counterparts. In our opinion, their valuations are more attractive than those of small-caps, their balance sheets are strong and less

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	2.8%

Citigroup, Inc.	1.6%

Chevron Corp.	1.6%

International Business Machines Corp.	1.5%

Bank of America Corp.	1.5%

Hewlett-Packard Co.	1.4%

United Technologies Corp.	1.2%

Marathon Oil Corp.	1.1%

Cisco Systems, Inc.	1.1%

Procter & Gamble Co.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund

Portfolio holdings are subject to change daily.

dependent on bank credit, and are better positioned to withstand any tightening of bank credit standards. We also continue to favor international stocks because their valuations are even less expensive than those of U.S. stocks. We remain underweight fixed income.

(1)	Effective April 27, 2007, Mary Ann Fernandez retired as a portfolio manager to the Fund. Ms. Fernandez’s duties were assumed by Paul Zemsky.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		November 15, 2006

Including Sales Charge:
Class A(1)	11.58%	7.17%	4.89%	—	—		—
Class B(2)	12.46%	7.37%	—	4.39%	—		—
Class C(3)	16.52%	7.64%	—	—	3.15%		—
Class I	18.67%	8.73%	5.79%	—	—		—
Class O	—	—	—	—	—		10.04%

Excluding Sales Charge:
Class A	18.35%	8.44%	5.51%	—	—		—
Class B	17.46%	7.67%	—	4.39%	—		—
Class C	17.52%	7.64%	—	—	3.15%		—
Class I	18.67%	8.73%	5.79%	—	—		—
Class O	—	—	—	—	—		10.04%
Russell 3000® Index(4)	22.58%	10.29%	8.26%	5.31%	5.77	%(6)	12.87	%(7)
Strategic Allocation Growth Composite Index(5)	19.74%	10.26%	8.22%	7.19%	6.85	%(6)	11.11	%(7)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 15 for additional information.

(6)Since inception performance for the indices is shown from July 1, 1998.

(7)Since inception performance for the indices is shown from November 1, 2006.

ING STRATEGIC ALLOCATION MODERATE FUND
PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Moderate Fund (the “Fund”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by Paul Zemsky(1) and Brian Gendreau, Ph.D., Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.79% compared to the Russell 3000® Index and the Strategic Allocation Moderate Composite Index, which returned 22.58% and 16.17%, respectively, during the same period.

Portfolio Specifics: Over the period, domestic equities and fixed-income markets performed positively. The Fund’s asset allocation added significant value, mainly due to its overweight in international equity and underweight in fixed income. However, this was somewhat offset by a position in cash.

With the U.S. Federal Reserve Board (the “Fed”) on hold, the futures markets stopped pricing in the possibility of a rate cut by the end of the year. Our view is that the Fed will leave rates unchanged unless the data forces them to act. The Fed is particularly focused on achieving its goal of reducing core inflation below their “comfort zone” of 2% and if it fails to do so, we expect them to raise rates. With the yield curve inverted, we continued to hold an underweight position in fixed income and have moved to a neutral position in cash.

While the domestic equity portion of the Fund outperformed its benchmark, the Russell 3000® Index, the international equity portion underperformed the Morgan Stanley Capital International — Europe, Australasia and Far East® Index mainly due to security selection. Domestically, we benefited from selection in telecommunication services and healthcare but were hurt by selection in consumer staples and

Investment Type Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

financials. Selection was the strongest in large-cap stocks, while mid- and small-caps acted as a drag. Internationally, selection in consumer staples and energy helped, but was offset by a negative selection effect in materials and consumer discretionary.

Stocks that added to returns included an overweight position in Marathon Oil Corp. and Merck & Co., Inc. In contrast, underweight positions in Verizon Communications, Inc. and Apple, Inc. negatively impacted performance.

The fixed-income portion of the Fund underperformed the Lehman Brothers® Aggregate Bond Index. Our shorter duration positioning hurt the Fund, although much of the lost value was recovered in the second half of the period. An underweight in corporate bonds also acted as a drag in the first half of the 12-month period, as the sector outperformed Treasuries. While positions in high yield fixed income helped, our lack of exposure to emerging market debt hurt returns. Overall, security selection offset much of the negative effect of curve positioning and sector allocation. In particular, several Treasury holdings of longer duration positively contributed to performance.

Current Strategy and Outlook: We believe the economic outlook of modest growth and moderating inflation provides a favorable climate for equities. In our view, merger and acquisition activity, share buybacks, and strong revenue growth from overseas operations will continue to support the stock market. After a weak first quarter, we believe there are signs of a pickup in U.S. gross domestic product (“GDP”) growth, including a strong durable goods report and Institute of Supply Management manufacturing report. Strength in equipment investment and rising inventories are likely to help offset continued weakness in the housing market over the next few months. As the housing market stabilizes in the second half of 2007, as we expect, GDP should begin to grow at a near-trend pace. We believe core inflation will continue to subside during the remainder of the year, but high gasoline prices mean risk is on the upside.

In the current macroeconomic climate, we prefer large-cap domestic stocks over their smaller counterparts. In our opinion, their valuations are more attractive than those of small-caps, their balance sheets are strong and less dependent on bank credit, and are better positioned to withstand any

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	2.6%

U.S. Treasury Note, 4.500%, due 04/30/09	1.5%
     Federal National Mortgage Corporation,

5.500%, due 06/15/19	1.5%

Citigroup, Inc.	1.5%

Chevron Corp.	1.5%

International Business Machines Corp.	1.4%

Bank of America Corp.	1.4%

Hewlett-Packard Co.	1.3%

United Technologies Corp.	1.0%

Marathon Oil Corp.	1.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

tightening of bank credit standards. We also continue to favor international stocks because their valuations are even less expensive than those of U.S. stocks. We remain underweight fixed income.

(1) Effective April 27, 2007, Mary Ann Fernandez retired as a portfolio manager to the Fund. Ms. Fernandez’s duties were assumed by Paul Zemsky.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION MODERATE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		November 15, 2006

Including Sales Charge:
Class A(1)	9.15%	6.06%	4.51%	—	—		—
Class B(2)	9.88%	6.20%	—	4.07%	—		—
Class C(3)	13.97%	6.53%	—	—	3.00%		—
Class I	16.09%	7.59%	5.40%	—	—		—
Class O	—	—	—	—	—		8.33%

Excluding Sales Charge:
Class A	15.79%	7.31%	5.13%	—	—		—
Class B	14.88%	6.51%	—	4.07%	—		—
Class C	14.97%	6.53%	—	—	3.00%		—
Class I	16.09%	7.59%	5.40%	—	—		—
Class O	—	—	—	—	—		8.33%
Russell 3000® Index (4)	22.58%	10.29%	8.26%	5.31%	5.77	%(6)	12.87	%(7)
Strategic Allocation Moderate Composite Index (5)	16.17%	8.73%	7.65%	6.80%	6.54	%(6)	8.68	%(7)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Moderate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 15 for additional information.

(6)Since inception performance for the indices is shown from July 1, 1998.

(7)Since inception performance for the indices is shown from November 1, 2006.

ADDITIONAL INFORMATION
PORTFOLIO MANAGERS’ REPORT

Asset Class

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative Fund(1)	Growth Fund	Moderate Fund(2)

Equities

Domestic Stocks
Range	0-70%	10-100%	0-75%

International Stocks
Range	0-20%	0-30%	0-20%

Fixed-Income
Range	0-100%	0-40%	0-70%

Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)	ING Strategic Allocation Conservative Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)	ING Strategic Allocation Moderate Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation

Moderate Fund, respectively. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

		Morgan Stanley
		Capital International	Lehman Brothers®	91-Day
	Russell 3000®	Europe, Australasia	Aggregate Bond	U.S. Treasury
Composite Index	Index(3)	and Far East® Index(4)	Index(5)	Bill Rate

Strategic Allocation Conservative Composite(6)	35%	0%	55%	10%
Strategic Allocation Growth Composite (7)	70%	10%	20%	0%
Strategic Allocation Moderate Composite(8)	55%	5%	35%	5%

(3)	The Russell 3000® Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)	The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	The Lehman Brothers® Aggregate Bond Index (“LBAB”) is composed of publicly issued, fixed-rate U.S. government, investment grade, mortgaged-backed and corporate debt securities.

(6)	The Strategic Allocation Conservative Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)	The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)	The Strategic Allocation Moderate Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.

An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus LargeCap Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,102.00	0.95%	$4.98
Class B	1,000.00	1,097.70	1.70	8.89
Class C	1,000.00	1,099.30	1.45	7.59
Class I	1,000.00	1,103.20	0.70	3.67
Class O	1,000.00	1,101.60	0.95	4.98
Class R	1,000.00	1,100.50	1.20	6.28
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.19	0.95%	$4.78
Class B	1,000.00	1,016.45	1.70	8.55
Class C	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,021.44	0.70	3.53
Class O	1,000.00	1,020.19	0.95	4.78
Class R	1,000.00	1,018.95	1.20	6.04

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus MidCap Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,135.80	1.00%	$5.32
Class B	1,000.00	1,131.90	1.75	9.30
Class C	1,000.00	1,133.40	1.50	7.98
Class I	1,000.00	1,137.50	0.75	4.00
Class O	1,000.00	1,135.50	1.00	5.32
Class R	1,000.00	1,134.10	1.25	6.65
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,018.70	1.25	6.29

ING Index Plus SmallCap Fund

Actual Fund Return
Class A	$1,000.00	$1,084.10	1.00%	$5.20
Class B	1,000.00	1,080.40	1.75	9.08
Class C	1,000.00	1,081.10	1.50	7.78
Class I	1,000.00	1,085.80	0.75	3.90
Class O	1,000.00	1,084.00	1.00	5.20
Class R	1,000.00	1,083.40	1.25	6.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,018.70	1.25	6.29

ING Strategic Allocation Conservative Fund

Actual Fund Return
Class A	$1,000.00	$1,049.40	1.15%	$5.88
Class B	1,000.00	1,046.00	1.90	9.69
Class C	1,000.00	1,046.00	1.90	9.69
Class I	1,000.00	1,050.70	0.90	4.60
Class O	1,000.00	1,049.30	1.15	5.88
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.15%	$5.79
Class B	1,000.00	1,015.46	1.90	9.55
Class C	1,000.00	1,015.46	1.90	9.55
Class I	1,000.00	1,020.44	0.90	4.53
Class O	1,000.00	1,019.20	1.15	5.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Strategic Allocation Growth Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,094.90	1.25%	$6.53
Class B	1,000.00	1,090.60	2.00	10.42
Class C	1,000.00	1,090.70	2.00	10.42
Class I	1,000.00	1,096.10	1.00	5.23
Class O	1,000.00	1,094.60	1.25	6.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,019.95	1.00	5.04
Class O	1,000.00	1,018.70	1.25	6.29

ING Strategic Allocation Moderate Fund

Actual Fund Return
Class A	$1,000.00	$1,078.80	1.20%	$6.22
Class B	1,000.00	1,074.50	1.95	10.09
Class C	1,000.00	1,074.60	1.95	10.09
Class I	1,000.00	1,079.70	0.95	4.93
Class O	1,000.00	1,077.40	1.20	6.22
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$6.04
Class B	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.19	0.95	4.78
Class O	1,000.00	1,018.95	1.20	6.04

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Moderate Fund, each a series of ING Series Fund, Inc., as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 25, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$474,057,909	$362,883,067	$167,037,964
Short-term investments in affiliates at amortized cost	2,000,000	5,000,000	1,500,000
Short-term investments at amortized cost	30,722,000	64,458,000	42,863,000
Cash	41,065	8,825	17,237
Cash collateral for futures	126,000	225,000	112,000

Receivables:
Investment securities sold	—	7,263,893	1,240,445
Fund shares sold	436,430	433,347	177,420
Dividends and interest	972,145	295,323	81,299
Variation margin receivable	—	31,859	14,000
Prepaid expenses	29,421	29,323	25,754
Reimbursement due from manager	53,075	11,269	26,835

Total assets	508,438,045	440,639,906	213,095,954

LIABILITIES:
Payable for investment securities purchased	468,081	4,676,371	224,877
Payable for fund shares redeemed	917,153	496,893	398,818
Payable for futures variation margin	2,250	—	—
Payable upon receipt of securities loaned	29,812,000	63,841,000	42,570,000
Payable to affiliates	325,506	267,158	123,307
Payable for directors fees	5,268	3,457	2,789
Other accrued expenses and liabilities	153,664	105,184	77,267

Total liabilities	31,683,922	69,390,063	43,397,058

NET ASSETS	$476,754,123	$371,249,843	$169,698,896

NET ASSETS WERE COMPRISED OF:
Paid-in capital	375,203,212	254,790,393	117,694,486
Undistributed net investment income	1,907,903	819,268	—
Accumulated net realized gain (loss) on investments and futures	(14,889,961)	39,479,450	16,453,983
Net unrealized appreciation on investments and futures	114,532,969	76,160,732	35,550,427

NET ASSETS	$476,754,123	$371,249,843	$169,698,896

+ Including securities loaned at value	$28,878,221	$62,890,201	$41,532,711
* Cost of investments in securities	$359,688,867	$286,878,005	$131,618,515

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007 (CONTINUED)

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

Class A:
Net assets	$207,710,228	$175,465,250	$67,192,518
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,636,041	9,006,938	3,404,224
Net asset value and redemption price per share	$19.53	$19.48	$19.74
Maximum offering price per share (3.00%)(1)	$20.13	$20.08	$20.35

Class B:
Net assets	$30,137,169	$31,260,317	$14,402,351
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,551,917	1,685,216	781,552
Net asset value and redemption price per share(2)	$19.42	$18.55	$18.43
Maximum offering price per share	$19.42	$18.55	$18.43

Class C:
Net assets	$16,607,072	$21,205,122	$8,621,239
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	849,882	1,124,043	458,218
Net asset value and redemption price per share(2)	$19.54	$18.87	$18.81
Maximum offering price per share	$19.54	$18.87	$18.81

Class I:
Net assets	$100,709,995	$42,060,511	$17,541,996
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,117,564	2,129,339	866,469
Net asset value and redemption price per share	$19.68	$19.75	$20.25
Maximum offering price per share	$19.68	$19.75	$20.25

Class O:
Net assets	$90,278,565	$67,607,304	$45,242,385
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,610,112	3,457,395	2,274,607
Net asset value and redemption price per share	$19.58	$19.55	$19.89
Maximum offering price per share	$19.58	$19.55	$19.89

Class R:
Net assets	$31,311,094	$33,651,339	$16,698,407
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,613,411	1,741,393	851,233
Net asset value and redemption price per share	$19.41	$19.32	$19.62
Maximum offering price per share	$19.41	$19.32	$19.62

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$40,368,789	$99,667,799	$105,166,139
Short-term investments in affiliates at amortized cost	3,400,000	3,800,000	6,900,000
Short-term investments at amortized cost	6,076,000	9,682,000	13,224,000
Cash	17,194	47,496	86,092
Cash collateral for futures	41,559	57,979	69,765
Foreign currencies at value**	8	728	561

Receivables:
Investment securities sold	432,158	535,464	603,050
Fund shares sold	40,194	65,524	128,454
Dividends and interest	185,419	259,806	346,996
Variation margin receivable	469	—	563
Prepaid expenses	26,303	28,589	28,094
Reimbursement due from manager	13,451	18,204	22,975

Total assets	50,601,544	114,163,589	126,576,689

LIABILITIES:
Payable for investment securities purchased	4,034,517	1,720,207	5,122,248
Payable for fund shares redeemed	1,464,573	2,787,653	1,743,826
Payable for futures variation margin	3,910	2,585	6,026
Payable upon receipt of securities loaned	5,887,000	9,485,000	13,030,000
Payable to affiliates	42,039	107,520	112,622
Payable for directors fees	2,034	2,471	2,150
Other accrued expenses and liabilities	29,068	53,404	48,929

Total liabilities	11,463,141	14,158,840	20,065,801

NET ASSETS	$39,138,403	$100,004,749	$106,510,888

NET ASSETS WERE COMPRISED OF:
Paid-in capital	34,027,767	77,108,777	86,086,295
Undistributed net investment income	486,803	540,189	780,441
Accumulated net realized gain on investments, foreign currency related transactions and futures	1,210,295	6,108,322	5,061,422
Net unrealized appreciation on investments, foreign currency related transactions and futures	3,413,538	16,247,461	14,582,730

NET ASSETS	$39,138,403	$100,004,749	$106,510,888

+ Including securities loaned at value	$5,758,146	$9,263,881	$12,730,334
* Cost of investments in securities	$36,975,126	$83,505,992	$90,666,964
** Cost of foreign currencies	$9	$740	$571

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007 (CONTINUED)

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

Class A:
Net assets	$24,216,146	$50,315,183	$63,328,841
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,180,983	3,633,137	4,795,684
Net asset value and redemption price per share	$11.10	$13.85	$13.21
Maximum offering price per share (5.75%)(1)	$11.78	$14.69	$14.02

Class B:
Net assets	$5,223,655	$19,620,301	$19,152,093
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	472,254	1,438,731	1,468,467
Net asset value and redemption price per share(2)	$11.06	$13.64	$13.04
Maximum offering price per share	$11.06	$13.64	$13.04

Class C:
Net assets	$1,515,508	$3,038,095	$2,452,108
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	135,822	221,640	185,638
Net asset value and redemption price per share(2)	$11.16	$13.71	$13.21
Maximum offering price per share	$11.16	$13.71	$13.21

Class I:
Net assets	$4,718,504	$16,647,106	$14,611,909
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	419,953	1,191,704	1,094,610
Net asset value and redemption price per share	$11.24	$13.97	$13.35
Maximum offering price per share	$11.24	$13.97	$13.35

Class O:
Net assets	$3,464,590	$10,384,064	$6,965,937
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	312,685	751,973	529,166
Net asset value and redemption price per share	$11.08	$13.81	$13.16
Maximum offering price per share	$11.08	$13.81	$13.16

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,488,860	$5,210,184	$1,568,981
Interest(1)	172,860	159,643	74,556
Securities lending income	11,562	51,091	110,572

Total investment income	8,673,282	5,420,918	1,754,109

EXPENSES:
Investment management fees	2,074,175	1,536,076	730,538

Distribution and service fees:
Class A	552,240	438,346	169,960
Class B	318,081	311,031	154,227
Class C	118,437	151,866	61,452
Class O	181,392	134,208	101,546
Class R	136,442	146,028	71,780
Transfer agent fees	479,300	451,300	262,652
Administrative service fees	368,744	273,082	129,874
Shareholder reporting expense	165,497	118,530	51,908
Registration fees	71,967	70,521	63,798
Professional fees	71,368	53,549	27,695
Custody and accounting expense	70,080	58,028	63,756
Directors fees	33,104	24,090	12,758
Miscellaneous expense	28,305	26,559	12,125
Interest expense	3,452	2,220	—

Total expenses	4,672,584	3,795,434	1,914,069
Net waived and reimbursed fees	(139,232)	(55,993)	(139,662)

Net expenses	4,533,352	3,739,441	1,774,407

Net investment income (loss)	4,139,930	1,681,477	(20,298)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES:

Net realized gain on:
Investments	44,676,756	49,144,807	21,182,772
Futures	342,822	584,085	93,664

Net realized gain on investments and futures	45,019,578	49,728,892	21,276,436

Net change in unrealized appreciation or depreciation on:
Investments	42,030,257	9,410,003	1,287,081
Futures	163,927	155,670	130,978

Net change in unrealized appreciation or depreciation on investments and futures	42,194,184	9,565,673	1,418,059

Net realized and unrealized gain on investments and futures	87,213,762	59,294,565	22,694,495

Increase in net assets resulting from operations	$91,353,692	$60,976,042	$22,674,197

* Foreign taxes withheld	$—	$—	$817
(1) Affiliated income	$56,648	$56,114	$10,925

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$351,853	$1,517,980	$1,343,776
Interest(1)	1,371,920	928,340	1,782,087
Securities lending income	12,918	12,050	17,644

Total investment income	1,736,691	2,458,370	3,143,507

EXPENSES:
Investment management fees	344,542	779,201	834,890

Distribution and service fees:
Class A	71,402	139,170	169,215
Class B	54,210	183,229	185,988
Class C	12,685	22,627	21,391
Class O	2,182	5,836	3,910
Transfer agent fees	16,685	42,955	36,917
Administrative service fees	34,454	77,921	83,490
Shareholder reporting expense	11,880	22,578	32,616
Registration fees	56,234	52,608	57,366
Professional fees	13,126	14,657	19,900
Custody and accounting expense	38,715	50,633	49,550
Directors fees	3,650	7,554	7,300
Miscellaneous expense	5,709	7,653	11,116

Total expenses	665,474	1,406,622	1,513,649
Net waived and reimbursed fees	(138,072)	(81,358)	(142,493)

Net expenses	527,402	1,325,264	1,371,156

Net investment income	1,209,289	1,133,106	1,772,351

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	2,377,891	9,186,519	8,145,181
Foreign currency related transactions	(6,695)	(4,149)	(18,244)
Futures	(16,736)	139,110	41,645

Net realized gain on investments, foreign currency related transactions, and futures	2,354,460	9,321,480	8,168,582

Net change in unrealized appreciation or depreciation on:
Investments	1,072,005	5,862,216	5,231,464
Foreign currency related transactions	(529)	(2,762)	(1,575)
Futures	19,177	85,529	84,753

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	1,090,653	5,944,983	5,314,642

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	3,445,113	15,266,463	13,483,224

Increase in net assets resulting from operations	$4,654,402	$16,399,569	$15,255,575

* Foreign taxes withheld	$6,851	$37,780	$30,483
(1) Affiliated income	$11,243	$16,888	$19,368

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$4,139,930	$4,269,382	$1,681,477	$728,994
Net realized gain on investments and futures	45,019,578	66,195,678	49,728,892	28,098,793
Net change in unrealized appreciation or depreciation on investments and futures	42,194,184	(34,476,506)	9,565,673	15,168,782

Net increase in net assets resulting from operations	91,353,692	35,988,554	60,976,042	43,996,569

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(2,053,450)	(1,863,363)	(452,897)	(393,806)
Class B	(32,995)	(15,751)	—	—
Class C	(69,578)	(44,476)	—	—
Class I	(1,111,833)	(1,309,239)	(172,142)	(244,590)
Class O	(701,245)	(390,305)	(146,805)	(96,207)
Class R	(196,114)	(133,501)	(20,120)	(29,887)

Net realized gains:
Class A	—	—	(13,211,680)	(7,622,303)
Class B	—	—	(2,464,127)	(1,387,646)
Class C	—	—	(1,590,853)	(823,976)
Class I	—	—	(2,740,815)	(2,555,406)
Class O	—	—	(3,961,483)	(1,736,607)
Class R	—	—	(2,192,769)	(1,036,481)

Total distributions	(4,165,215)	(3,756,635)	(26,953,691)	(15,926,909)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,757,410	141,783,041	92,322,317	137,864,989
Dividends reinvested	4,033,820	3,659,146	25,471,683	15,079,452

	111,791,230	145,442,187	117,794,000	152,944,441
Cost of shares redeemed	(164,668,573)	(224,081,611)	(132,335,238)	(119,836,018)

Net increase (decrease) in net assets resulting from capital share transactions	(52,877,343)	(78,639,424)	(14,541,238)	33,108,423

Net increase (decrease) in net assets	34,311,134	(46,407,505)	19,481,113	61,178,083

NET ASSETS:
Beginning of year	442,442,989	488,850,494	351,768,730	290,590,647

End of year	$476,754,123	$442,442,989	$371,249,843	$351,768,730

Undistributed net investment income at end of year	$1,907,903	$1,935,180	$819,268	$180,593

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Strategic Allocation
	ING Index Plus SmallCap Fund		Conservative Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$(20,298)	$(7,023)	$1,209,289	$1,055,947
Net realized gain on investments, foreign currency related transactions, and futures	21,276,436	12,084,233	2,354,460	1,128,425
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	1,418,059	11,296,543	1,090,653	(438,205)

Net increase in net assets resulting from operations	22,674,197	23,373,753	4,654,402	1,746,167

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	(807,221)	(675,569)
Class B	—	—	(122,021)	(62,308)
Class C	—	—	(30,634)	(8,027)
Class I	—	—	(257,629)	(201,616)
Class O	—	—	(11,459)	—

Net realized gains:
Class A	(5,821,842)	(1,264,131)	(706,752)	(1,040,625)
Class B	(1,416,874)	(343,013)	(136,905)	(124,726)
Class C	(743,643)	(156,568)	(32,376)	(17,800)
Class I	(1,413,946)	(219,243)	(206,272)	(276,736)
Class O	(3,372,579)	(657,763)	(9,199)	—
Class R	(1,251,590)	(125,149)	—	—

Total distributions	(14,020,474)	(2,765,867)	(2,320,468)	(2,407,407)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	47,483,748	109,471,121	19,759,241	14,547,828
Dividends reinvested	13,250,327	2,604,840	2,221,989	2,337,805

	60,734,075	112,075,961	21,981,230	16,885,633
Cost of shares redeemed	(62,091,095)	(83,456,424)	(30,244,976)	(17,099,097)

Net increase (decrease) in net assets resulting from capital share transactions	(1,357,020)	28,619,537	(8,263,746)	(213,464)

Net increase (decrease) in net assets	7,296,703	49,227,423	(5,929,812)	(874,704)

NET ASSETS:
Beginning of year	162,402,193	113,174,770	45,068,215	45,942,919

End of year	$169,698,896	$162,402,193	$39,138,403	$45,068,215

Undistributed net investment income at end of year	$—	$—	$486,803	$498,228

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation		ING Strategic Allocation
	Growth Fund		Moderate Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$1,133,106	$1,004,493	$1,772,351	$1,581,099
Net realized gain on investments, foreign currency related transactions, and futures	9,321,480	4,855,283	8,168,582	4,182,593
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	5,944,983	1,826,499	5,314,642	337,594

Net increase in net assets resulting from operations	16,399,569	7,686,275	15,255,575	6,101,286

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(712,892)	(484,050)	(1,209,770)	(986,176)
Class B	(132,565)	(46,096)	(220,591)	(133,157)
Class C	(19,570)	(5,195)	(30,403)	(10,388)
Class I	(325,016)	(237,094)	(320,399)	(280,525)
Class O	(15,363)	—	(7,354)	—

Net realized gains:
Class A	(2,286,405)	—	(2,199,321)	—
Class B	(790,084)	—	(622,973)	—
Class C	(97,976)	—	(74,546)	—
Class I	(868,024)	—	(509,442)	—
Class O	(41,072)	—	(11,739)	—

Total distributions	(5,288,967)	(772,435)	(5,206,538)	(1,410,246)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,030,179	33,542,925	35,966,962	34,102,798
Dividends reinvested	5,039,842	758,485	4,985,004	1,371,363

	41,070,021	34,301,410	40,951,966	35,474,161
Cost of shares redeemed	(50,988,092)	(25,312,707)	(47,772,182)	(40,916,359)

Net increase (decrease) in net assets resulting from capital share transactions	(9,918,071)	8,988,703	(6,820,216)	(5,442,198)

Net increase (decrease) in net assets	1,192,531	15,902,543	3,228,821	(751,158)

NET ASSETS:
Beginning of year	98,812,218	82,909,675	103,282,067	104,033,225

End of year	$100,004,749	$98,812,218	$106,510,888	$103,282,067

Undistributed net investment income at end of year	$540,189	$580,262	$780,441	$785,276

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.17		15.21		14.19	12.27	13.68

Income (loss) from investment operations:
Net investment income	$0.16	*	0.14	*	0.16	0.10	0.10
Net realized and unrealized gain (loss) on investments and futures	$3.36		0.95		1.02	1.91	(1.40)
Total from investment operations	$3.52		1.09		1.18	2.01	(1.30)

Less distributions from:
Net investment income	$0.16		0.13		0.16	0.09	0.11
Total distributions	$0.16		0.13		0.16	0.09	0.11
Net asset value, end of year	$19.53		16.17		15.21	14.19	12.27

Total Return(1)%	21.86		7.14		8.33	16.40	(9.48)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$207,710		217,766		259,323	265,436	207,230

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.98		0.95		0.93	0.93	0.97
Net expenses after expense reimbursement/recoupment (2)%	0.95	(3)	0.95		0.93	0.94	0.95
Net investment income after expense reimbursement/recoupment(2)%	0.93	(3)	0.89		1.08	0.76	0.88
Portfolio turnover rate %	109		133		78	79	112

	Class B

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.07		15.12	14.11	12.21	13.59

Income (loss) from investment operations:
Net investment income (loss)	$0.03	*	0.03	0.05	(0.01)	0.02
Net realized and unrealized gain (loss) on investments and futures	$3.34		0.93	1.00	1.92	(1.40)
Total from investment operations	$3.37		0.96	1.05	1.91	(1.38)

Less distributions from:
Net investment income	$0.02		0.01	0.04	0.01	0.00 **
Total distributions	$0.02		0.01	0.04	0.01	0.00 **
Net asset value, end of year	$19.42		16.07	15.12	14.11	12.21

Total Return(1)%	20.97		6.33	7.45	15.61	(10.14)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$30,137		33,911	37,706	37,382	24,228

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.73		1.70	1.68	1.68	1.72
Net expenses after expense reimbursement/recoupment (2)%	1.70	(3)	1.70	1.68	1.69	1.70
Net investment income (loss) after expense reimbursement/recoupment(2)%	0.17	(3)	0.14	0.34	(0.01)	0.13
Portfolio turnover rate %	109		133	78	79	112

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.18		15.22	14.19	12.27	13.64

Income (loss) from investment operations:
Net investment income	$0.08		0.07	0.10	0.03	0.05
Net realized and unrealized gain (loss) on investments and futures	$3.36		0.93	1.00	1.91	(1.40)
Total from investment operations	$3.44		1.00	1.10	1.94	(1.35)

Less distributions from:
Net investment income	$0.08		0.04	0.07	0.02	0.02
Total distributions	$0.08		0.04	0.07	0.02	0.02
Net asset value, end of year	$19.54		16.18	15.22	14.19	12.27

Total Return(1)%	21.27		6.59	7.77	15.86	(9.88)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$16,607		15,113	17,146	18,846	16,434

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.48		1.45	1.43	1.43	1.45
Net expenses after expense reimbursement/recoupment (2)%	1.45	(3)	1.45	1.43	1.44	1.45
Net investment income after expense reimbursement/recoupment(2)%	0.43	(3)	0.39	0.58	0.25	0.37
Portfolio turnover rate %	109		133	78	79	112

	Class I

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.29		15.34		14.31	12.37	13.78

Income (loss) from investment operations:
Net investment income	$0.21	*	0.18	*	0.21	0.15	0.14
Net realized and unrealized gain (loss) on investments and futures	$3.39		0.94		1.02	1.90	(1.41)
Total from investment operations	$3.60		1.12		1.23	2.05	(1.27)

Less distributions from:
Net investment income	$0.21		0.17		0.20	0.11	0.14
Total distributions	$0.21		0.17		0.20	0.11	0.14
Net asset value, end of year	$19.68		16.29		15.34	14.31	12.37

Total Return(1)%	22.17		7.29		8.62	16.69	(9.18)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$100,710		91,633		120,969	129,534	149,091

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.73		0.70		0.68	0.68	0.72
Net expenses after expense reimbursement/recoupment (2)%	0.70	(3)	0.70		0.68	0.69	0.70
Net investment income after expense reimbursement/recoupment(2)%	1.17	(3)	1.14		1.34	1.01	1.13
Portfolio turnover rate %	109		133		78	79	112

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.22		15.27	14.26	12.33	13.76

Income (loss) from investment operations:
Net investment income	$0.15		0.13	0.15	0.09	0.09
Net realized and unrealized gain (loss) on investments and futures	$3.38		0.96	1.03	1.94	(1.40)
Total from investment operations	$3.53		1.09	1.18	2.03	(1.31)

Less distributions from:
Net investment income	$0.17		0.14	0.17	0.10	0.12
Total distributions	$0.17		0.14	0.17	0.10	0.12
Net asset value, end of year	$19.58		16.22	15.27	14.26	12.33

Total Return(2)%	21.84		7.11	8.27	16.50	(9.46)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$90,279		59,536	37,242	20,068	4,854

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.98		0.95	0.93	0.93	0.97
Net expenses after expense reimbursement/recoupment (4)%	0.95	(5)	0.95	0.93	0.94	0.95
Net investment income after expense reimbursement/recoupment(4)%	0.95	(5)	0.89	1.06	0.75	0.91
Portfolio turnover rate %	109		133	78	79	112

	Class R

					December 8,
	Year Ended May 31,				2003(1) to
					May 31,
	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.08		15.14	14.17	13.52

Income from investment operations:
Net investment income	$0.12		0.09	0.11	0.12
Net realized and unrealized gain on investments and futures	$3.34		0.95	1.02	0.64
Total from investment operations	$3.46		1.04	1.13	0.76

Less distributions from:
Net investment income	$0.13		0.10	0.16	0.11
Total distributions	$0.13		0.10	0.16	0.11
Net asset value, end of period	$19.41		16.08	15.14	14.17

Total Return(2)%	21.55		6.89	7.99	4.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,311		24,484	16,463	3,244

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.23		1.20	1.18	1.19
Net expenses after expense reimbursement/recoupment (3)(4)%	1.20	(5)	1.20	1.18	1.19
Net investment income after expense reimbursement/recoupment(3)(4)%	0.69	(5)	0.64	0.79	0.46
Portfolio turnover rate %	109		133	78	79

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.68		16.25	14.45	11.64	12.92

Income (loss) from investment operations:
Net investment income	$0.11		0.05	0.04	0.03	0.02
Net realized and unrealized gain (loss) on investments	$3.15		2.17	1.84	2.79	(1.20)
Total from investment operations	$3.26		2.22	1.88	2.82	(1.18)

Less distributions from:
Net investment income	$0.05		0.04	0.02	0.01	—
Net realized gains on investments	$1.41		0.75	0.06	—	0.10
Total distributions	$1.46		0.79	0.08	0.01	0.10
Net asset value, end of year	$19.48		17.68	16.25	14.45	11.64

Total Return(1)%	19.43		13.82	13.01	24.27	(9.10)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$175,465		187,657	155,222	120,295	55,636

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment %	1.02		0.98	0.99	1.11	1.38
Net expenses after expense reimbursement/ recoupment (2)%	1.00	(3)	1.00	1.00	1.00	0.99
Net investment income after expense reimbursement/ recoupment(2)%	0.59	(3)	0.29	0.28	0.30	0.26
Portfolio turnover rate %	92		111	93	112	128

	Class B

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.98		15.71	14.07	11.40	12.76

Income (loss) from investment operations:
Net investment loss	$(0.03)		(0.08)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	$3.01		2.10	1.77	2.72	(1.22)
Total from investment operations	$2.98		2.02	1.70	2.67	(1.26)

Less distributions from:
Net realized gains on investments	$1.41		0.75	0.06	—	0.10
Total distributions	$1.41		0.75	0.06	—	0.10
Net asset value, end of year	$18.55		16.98	15.71	14.07	11.40

Total Return(1)%	18.52		13.01	12.08	23.42	(9.84)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$31,260		33,369	27,500	20,839	7,733

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.77		1.73	1.74	1.86	2.13
Net expenses after expense reimbursement/recoupment (2)%	1.75	(3)	1.75	1.75	1.75	1.74
Net investment loss after expense reimbursement/recoupment(2)%	(0.16	) (3)	(0.46)	(0.47)	(0.44)	(0.47)
Portfolio turnover rate %	92		111	93	112	128

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.20		15.86	14.17	11.45	12.79

Income (loss) from investment operations:
Net investment loss	$0.02		(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	$3.06		2.13	1.78	2.75	(1.22)
Total from investment operations	$3.08		2.09	1.75	2.72	(1.24)

Less distributions from:
Net realized gains on investments	$1.41		0.75	0.06	—	0.10
Total distributions	$1.41		0.75	0.06	—	0.10
Net asset value, end of year	$18.87		17.20	15.86	14.17	11.45

Total Return(1)%	18.88		13.33	12.35	23.76	(9.66)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$21,205		20,575	15,613	11,885	5,363

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.52		1.48	1.49	1.61	1.88
Net expenses after expense reimbursement/recoupment (2)%	1.50	(3)	1.50	1.50	1.50	1.49
Net investment income (loss) after expense reimbursement/recoupment(2)%	0.09	(3)	(0.21)	(0.22)	(0.20)	(0.22)
Portfolio turnover rate %	92		111	93	112	128

	Class I

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.90		16.43		14.60	11.74	13.00

Income (loss) from investment operations:
Net investment income	$0.15	*	0.10	*	0.06	0.06	0.05
Net realized and unrealized gain (loss) on investments	$3.20		2.19		1.87	2.83	(1.21)
Total from investment operations	$3.35		2.29		1.93	2.89	(1.16)

Less distributions from:
Net investment income	$0.09		0.07		0.04	0.03	—
Net realized gains on investments	$1.41		0.75		0.06	—	0.10
Total distributions	$1.50		0.82		0.10	0.03	0.10
Net asset value, end of year	$19.75		17.90		16.43	14.60	11.74

Total Return(1)%	19.72		14.13		13.23	24.61	(8.89)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$42,061		29,278		45,120	21,187	12,007

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.77		0.73		0.74	0.86	1.13
Net expenses after expense reimbursement/recoupment (2)%	0.75	(3)	0.75		0.75	0.75	0.75
Net investment income after expense reimbursement/recoupment(2)%	0.85	(3)	0.54		0.56	0.54	0.50
Portfolio turnover rate %	92		111		93	112	128

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.75		16.31	14.52	11.69	12.97

Income (loss) from investment operations:
Net investment income	$0.10		0.04	0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	$3.16		2.19	1.83	2.83	(1.20)
Total from investment operations	$3.26		2.23	1.87	2.85	(1.18)

Less distributions from:
Net investment income	$0.05		0.04	0.02	0.02	—
Net realized gains on investments	$1.41		0.75	0.06	—	0.10
Total distributions	$1.46		0.79	0.08	0.02	0.10
Net asset value, end of year	$19.55		17.75	16.31	14.52	11.69

Total Return(2)%	19.37		13.85	12.91	24.38	(9.06)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$67,607		51,251	32,350	20,705	4,658

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.02		0.99	0.99	1.11	1.38
Net expenses after expense reimbursement/recoupment (4)%	1.00	(5)	1.00	1.00	1.00	0.99
Net investment income after expense reimbursement/recoupment(4)%	0.59	(5)	0.29	0.29	0.33	0.29
Portfolio turnover rate %	92		111	93	112	128

	Class R

						October 24,
	Year Ended May 31,					2003(1) to
						May 31,
	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$17.56		16.16		14.43	12.91

Income (loss) from investment operations:
Net investment income	$0.06		0.00	*	0.01	0.03
Net realized and unrealized gain on investments	$3.12		2.17		1.81	1.52
Total from investment operations	$3.18		2.17		1.82	1.55

Less distributions from:
Net investment income	$0.01		0.02		0.03	0.03
Net realized gains on investments	$1.41		0.75		0.06	—
Total distributions	$1.42		0.77		0.09	0.03
Net asset value, end of period	$19.32		17.56		16.16	14.43

Total Return(2)%	19.09		13.60		12.64	12.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,651		29,639		14,785	5,489

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.27		1.24		1.24	1.36
Net expenses after expense reimbursement/recoupment (3)(4)%	1.25	(5)	1.25		1.25	1.25
Net investment income after expense reimbursement/recoupment(3)(4)%	0.34	(5)	0.04		0.08	0.16
Portfolio turnover rate %	92		111		93	112

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$18.78		16.46	14.72	11.41	12.78

Income (loss) from investment operations:
Net investment income (loss)	$0.02		0.02	0.02	(0.01)	0.00 *
Net realized and unrealized gain (loss) on investments	$2.61		2.67	2.25	3.32	(1.24)
Total from investment operations	$2.63		2.69	2.27	3.31	(1.24)

Less distributions from:
Net realized gains on investments	$1.67		0.37	0.53	—	0.13
Total distributions	$1.67		0.37	0.53	—	0.13
Net asset value, end of year	$19.74		18.78	16.46	14.72	11.41

Total Return(1)%	14.70		16.45	15.49	29.01	(9.64)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$67,193		71,251	53,323	39,803	18,016

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.08		1.07	1.12	1.39	2.37
Net expenses after expense reimbursement(2)%	1.00	(3)	1.00	1.00	0.99	0.98
Net investment income (loss) after expense reimbursement(2)%	0.08	(3)	0.10	0.14	(0.10)	0.00 *
Portfolio turnover rate %	93		109	83	126	129

	Class B

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.76		15.71	14.17	11.06	12.50

Income (loss) from investment operations:
Net investment loss	$(0.13)		(0.11)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	$2.47		2.53	2.15	3.19	(1.25)
Total from investment operations	$2.34		2.42	2.07	3.11	(1.31)

Less distributions from:
Net realized gains on investments	$1.67		0.37	0.53	—	0.13
Total distributions	$1.67		0.37	0.53	—	0.13
Net asset value, end of year	$18.43		17.76	15.71	14.17	11.06

Total Return(1)%	13.88		15.51	14.67	28.12	(10.42)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$14,402		16,598	13,653	9,431	3,586

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.83		1.82	1.87	2.14	3.12
Net expenses after expense reimbursement(2)%	1.75	(3)	1.75	1.75	1.74	1.73
Net investment loss after expense reimbursement(2)%	(0.68	) (3)	(0.64)	(0.62)	(0.83)	(0.75)
Portfolio turnover rate %	93		109	83	126	129

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$18.06		15.91	14.31	11.15	12.56

Income (loss) from investment operations:
Net investment loss	$(0.07)		(0.06)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	$2.49		2.58	2.18	3.23	(1.25)
Total from investment operations	$2.42		2.52	2.13	3.16	(1.28)

Less distributions from:
Net realized gains on investments	$1.67		0.37	0.53	—	0.13
Total distributions	$1.67		0.37	0.53	—	0.13
Net asset value, end of year	$18.81		18.06	15.91	14.31	11.15

Total Return(1)%	14.10		15.95	14.95	28.34	(10.13)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$8,621		7,965	6,050	4,970	2,202

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.58		1.57	1.62	1.89	2.87
Net expenses after expense reimbursement(2)%	1.50	(3)	1.50	1.50	1.49	1.48
Net investment loss after expense reimbursement(2)%	(0.42	) (3)	(0.40)	(0.36)	(0.59)	(0.50)
Portfolio turnover rate %	93		109	83	126	129

	Class I

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.17		16.75		14.94	11.55	12.90

Income (loss) from investment operations:
Net investment income	$0.06		0.04	*	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	$2.69		2.75		2.30	3.37	(1.23)
Total from investment operations	$2.75		2.79		2.34	3.39	(1.22)

Less distributions from:
Net realized gains on investments	$1.67		0.37		0.53	—	0.13
Total distributions	$1.67		0.37		0.53	—	0.13
Net asset value, end of year	$20.25		19.17		16.75	14.94	11.55

Total Return(1)%	15.04		16.77		15.74	29.35	(9.40)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$17,542		13,787		7,414	1,705	955

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	0.83		0.82		0.87	1.14	2.12
Net expenses after expense reimbursement(2)%	0.75	(3)	0.75		0.75	0.74	0.73
Net investment income after expense reimbursement(2)%	0.34	(3)	0.23		0.38	0.14	0.18
Portfolio turnover rate %	93		109		83	126	129

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Year Ended May 31,

	2007		2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$18.91		16.58	14.82	11.47		12.85

Income (loss) from investment operations:
Net investment income	$0.02		0.02	0.02	0.00	**	0.00 **
Net realized and unrealized gain (loss) on investments	$2.63		2.68	2.27	3.35		(1.25)
Total from investment operations	$2.65		2.70	2.29	3.35		(1.25)

Less distributions from:
Net realized gains on investments	$1.67		0.37	0.53	—		0.13
Total distributions	$1.67		0.37	0.53	—		0.13
Net asset value, end of year	$19.89		18.91	16.58	14.82		11.47

Total Return(2)%	14.71		16.39	15.52	29.21		(9.67)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$45,242		40,479	28,992	17,369		2,333

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.08		1.07	1.12	1.39		2.37
Net expenses after expense reimbursement(4)%	1.00	(5)	1.00	1.00	0.99		0.98
Net investment income (loss) after expense reimbursement(4)%	0.09	(5)	0.10	0.13	(0.04)		(0.01)
Portfolio turnover rate %	93		109	83	126		129

	Class R

						December 8,
	Year Ended May 31,					2003(1) to
						May 31,
	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$18.71		16.45		14.75	13.97

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)		(0.03	)*	(0.02)	0.00 **
Net realized and unrealized gain on investments	$2.61		2.66		2.25	0.78
Total from investment operations	$2.58		2.63		2.23	0.78

Less distributions from:
Net realized gains on investments	$1.67		0.37		0.53	—
Total distributions	$1.67		0.37		0.53	—
Net asset value, end of period	$19.62		18.71		16.45	14.75

Total Return(2)%	14.48		16.09		15.19	5.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,698		12,321		3,742	1,256

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.33		1.32		1.37	1.60
Net Expenses after expense reimbursement/recoupment (3)(4)%	1.25	(5)	1.25		1.25	0.99
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.16	) (5)	(0.17)		(0.14)	0.02
Portfolio turnover rate %	93		109		83	126

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$10.49		10.65	10.07	9.49	9.74

Income (loss) from investment operations:
Net investment income	$0.31	*	0.25	0.21	0.14	0.16
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.88		0.15	0.57	0.55	(0.28)
Total from investment operations	$1.19		0.40	0.78	0.69	(0.12)

Less distributions from:
Net investment income	$0.31		0.22	0.20	0.11	0.13
Net realized gains on investments	$0.27		0.34	—	—	—
Total distributions	$0.58		0.56	0.20	0.11	0.13
Net asset value, end of year	$11.10		10.49	10.65	10.07	9.49

Total Return(1)%	11.55		3.82	7.77	7.30	(1.12)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$24,216		30,763	32,698	31,488	29,223

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.47		1.38	1.37	1.42	1.65
Net expenses after expense reimbursement(2)%	1.15	(3)	1.15	1.15	1.15	1.15
Net investment income after expense reimbursement(2)%	2.89	(3)	2.28	1.90	1.38	1.82
Portfolio turnover rate %	326		364	327	372	286

	Class B

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$10.47		10.65		10.10	9.52	9.80

Income (loss) from investment operations:
Net investment income	$0.22		0.17	*	0.10	0.05	0.10
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.88		0.16		0.59	0.57	(0.28)
Total from investment operations	$1.10		0.33		0.69	0.62	(0.18)

Less distributions from:
Net investment income	$0.24		0.17		0.14	0.04	0.10
Net realized gains on investments	$0.27		0.34		—	—	—
Total distributions	$0.51		0.51		0.14	0.04	0.10
Net asset value, end of year	$11.06		10.47		10.65	10.10	9.52

Total Return(1)%	10.69		3.13		6.89	6.52	(1.77)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,224		4,694		2,457	1,179	669

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.22		2.13		2.12	2.17	2.40
Net expenses after expense reimbursement(2)%	1.90	(3)	1.90		1.90	1.90	1.90
Net investment income after expense reimbursement(2)%	2.16	(3)	1.60		1.18	0.63	1.07
Portfolio turnover rate %	326		364		327	372	286

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$10.57		10.74		10.12	9.54	9.76

Income (loss) from investment operations:
Net investment income	$0.24	*	0.18	*	0.12	0.05	0.10
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.88		0.14		0.58	0.56	(0.28)
Total from investment operations	$1.12		0.32		0.70	0.61	(0.18)

Less distributions from:
Net investment income	$0.26		0.15		0.08	0.03	0.04
Net realized gains on investments	$0.27		0.34		—	—	—
Total distributions	$0.53		0.49		0.08	0.03	0.04
Net asset value, end of year	$11.16		10.57		10.74	10.12	9.54

Total Return(1)%	10.73		3.04		6.96	6.45	(1.80)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,516		1,002		480	413	201

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.22		2.13		2.12	2.17	2.40
Net expenses after expense reimbursement(2)%	1.90	(3)	1.90		1.90	1.90	1.90
Net investment income after expense reimbursement(2)%	2.18	(3)	1.63		1.14	0.63	1.07
Portfolio turnover rate %	326		364		327	372	286

	Class I

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$10.62		10.77		10.18	9.59	9.84

Income (loss) from investment operations:
Net investment income	$0.34		0.27	*	0.24	0.20	0.20
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.89		0.17		0.57	0.52	(0.29)
Total from investment operations	$1.23		0.44		0.81	0.72	(0.09)

Less distributions from:
Net investment income	$0.34		0.25		0.22	0.13	0.16
Net realized gains on investments	$0.27		0.34		—	—	—
Total distributions	$0.61		0.59		0.22	0.13	0.16
Net asset value, end of year	$11.24		10.62		10.77	10.18	9.59

Total Return(1)%	11.79		4.13		8.05	7.57	(0.87)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,719		8,609		10,308	10,758	18,127

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.22		1.13		1.12	1.17	1.40
Net expenses after expense reimbursement(2)%	0.90	(3)	0.90		0.90	0.90	0.90
Net investment income after expense reimbursement(2)%	3.05	(3)	2.52		2.15	1.63	2.07
Portfolio turnover rate %	326		364		327	372	286

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

Class O

November 15,
2006(1) to
May 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$11.08

Income from investment operations:
Net investment income	$0.19 *
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$0.42
Total from investment operations	$0.61

Less distributions from:
Net investment income	$0.34
Net realized gains on investments	$0.27
Total distributions	$0.61
Net asset value, end of period	$11.08

Total Return(2)%	5.69

Ratios/Supplemental Data:
Net assets, end of period ($000)	$3,465

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.47
Net expenses after expense reimbursement(3)(4)%	1.15 (5)
Net investment income after expense reimbursement(3)(4)%	3.19 (5)
Portfolio turnover rate %	326

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for period less than one year is not annualized.

(3) Annualized for period less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.36		11.43	10.48	9.22	10.05

Income (loss) from investment operations:
Net investment income	$0.16	*	0.13	0.11	0.07	0.06
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$2.05		0.90	0.95	1.28	(0.87)
Total from investment operations	$2.21		1.03	1.06	1.35	(0.81)

Less distributions from:
Net investment income	$0.17		0.10	0.11	0.09	0.02
Net realized gains on investments	$0.55		—	—	—	—
Total distributions	$0.72		0.10	0.11	0.09	0.02
Net asset value, end of year	$13.85		12.36	11.43	10.48	9.22

Total Return(1)%	18.35		9.04	10.17	14.71	(8.02)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$50,315		58,010	52,992	45,103	38,801

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.33		1.28	1.39	1.38	1.64
Net expenses after expense reimbursement(2)%	1.25	(3)	1.25	1.25	1.25	1.25
Net investment income after expense reimbursement(2)%	1.27	(3)	1.11	1.03	0.73	0.92
Portfolio turnover rate %	219		242	224	222	236

	Class B

	Year Ended May 31,

	2007		2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.20		11.31		10.40	9.19		10.06

Income (loss) from investment operations:
Net investment income (loss)	$0.06		0.05	*	0.02	(0.01	)*	0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$2.02		0.89		0.95	1.29		(0.88)
Total from investment operations	$2.08		0.94		0.97	1.28		(0.87)

Less distributions from:
Net investment income	$0.09		0.05		0.06	0.07		—
Net realized gains on investments	$0.55		—		—	—		—
Total distributions	$0.64		0.05		0.06	0.07		—
Net asset value, end of year	$13.64		12.20		11.31	10.40		9.19

Total Return(1)%	17.46		8.29		9.29	13.98		(8.65)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$19,620		16,745		7,985	2,251		220

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.08		2.03		2.14	2.13		2.39
Net expenses after expense reimbursement(2)%	2.00	(3)	2.00		2.00	2.00		2.00
Net investment income (loss) after expense reimbursement(2)%	0.53	(3)	0.45		0.31	(0.02)		0.15
Portfolio turnover rate %	219		242		224	222		236

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.27		11.38		10.45	9.18		10.06

Income (loss) from investment operations:
Net investment income (loss)	$0.07	*	0.05	*	0.02	(0.00	)**	0.05
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$2.03		0.88		0.95	1.28		(0.93)
Total from investment operations	$2.10		0.93		0.97	1.28		(0.88)

Less distributions from:
Net investment income	$0.11		0.04		0.04	0.01		—
Net realized gains on investments	$0.55		—		—	—		—
Total distributions	$0.66		0.04		0.04	0.01		—
Net asset value, end of year	$13.71		12.27		11.38	10.45		9.18

Total Return(1)%	17.52		8.22		9.29	13.95		(8.75)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,038		1,569		935	572		444

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.08		2.03		2.14	2.13		2.39
Net expenses after expense reimbursement(2)%	2.00	(3)	2.00		2.00	2.00		2.00
Net investment income (loss) after expense reimbursement(2)%	0.57	(3)	0.40		0.29	(0.03)		0.08
Portfolio turnover rate %	219		242		224	222		236

	Class I

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.46		11.52		10.57	9.29	10.12

Income (loss) from investment operations:
Net investment income	$0.19	*	0.16	*	0.15	0.11	0.10
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$2.08		0.91		0.94	1.28	(0.89)
Total from investment operations	$2.27		1.07		1.09	1.39	(0.79)

Less distributions from:
Net investment income	$0.21		0.13		0.14	0.11	0.04
Net realized gains on investments	$0.55		—		—	—	—
Total distributions	$0.76		0.13		0.14	0.11	0.04
Net asset value, end of year	$13.97		12.46		11.52	10.57	9.29

Total Return(1)%	18.67		9.31		10.37	15.05	(7.73)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$16,647		22,489		20,998	22,092	24,707

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.08		1.03		1.14	1.13	1.39
Net expenses after expense reimbursement(2)%	1.00	(3)	1.00		1.00	1.00	1.00
Net investment income after expense reimbursement(2)%	1.47	(3)	1.34		1.27	0.98	1.14
Portfolio turnover rate %	219		242		224	222	236

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

Class O

November 15,
2006(1) to
May 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$13.29

Income from investment operations:
Net investment income	$0.12 *
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$1.16
Total from investment operations	$1.28

Less distributions from:
Net investment income	$0.21
Net realized gains on investments	$0.55
Total distributions	$0.76
Net asset value, end of period	$13.81

Total Return(2)%	10.04

Ratios/Supplemental Data:
Net assets, end of period ($000)	$10,384

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.33
Net expenses after expense reimbursement(3)(4)%	1.25 (5)
Net investment income after expense reimbursement(3)(4)%	1.73 (5)
Portfolio turnover rate %	219

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for period less than one year is not annualized.

(3) Annualized for period less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$11.99		11.44	10.63	9.66	10.24

Income (loss) from investment operations:
Net investment income	$0.22	*	0.18	0.15	0.11	0.11
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$1.63		0.53	0.81	0.96	(0.59)
Total from investment operations	$1.85		0.71	0.96	1.07	(0.48)

Less distributions from:
Net investment income	$0.22		0.16	0.15	0.10	0.10
Net realized gains on investments	$0.41		—	—	—	—
Total distributions	$0.63		0.16	0.15	0.10	0.10
Net asset value, end of year	$13.21		11.99	11.44	10.63	9.66

Total Return(1)%	15.79		6.27	9.09	11.13	(4.59)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$63,329		67,701	65,955	58,366	51,521

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.34		1.29	1.29	1.33	1.50
Net expenses after expense reimbursement(2)%	1.20	(3)	1.20	1.20	1.20	1.20
Net investment income after expense reimbursement(2)%	1.81	(3)	1.56	1.37	1.04	1.21
Portfolio turnover rate %	246		290	275	288	277

	Class B

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$11.86		11.35		10.58	9.65	10.27

Income (loss) from investment operations:
Net investment income	$0.13		0.10	*	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$1.60		0.52		0.81	0.96	(0.56)
Total from investment operations	$1.73		0.62		0.86	1.00	(0.54)

Less distributions from:
Net investment income	$0.14		0.11		0.09	0.07	0.08
Net realized gains on investments	$0.41		—		—	—	—
Total distributions	$0.55		0.11		0.09	0.07	0.08
Net asset value, end of year	$13.04		11.86		11.35	10.58	9.65

Total Return(1)%	14.88		5.47		8.17	10.42	(5.25)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$19,152		17,363		9,164	3,578	478

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.09		2.04		2.04	2.08	2.25
Net expenses after expense reimbursement(2)%	1.95	(3)	1.95		1.95	1.95	1.95
Net investment income after expense reimbursement(2)%	1.07	(3)	0.87		0.65	0.29	0.47
Portfolio turnover rate %	246		290		275	288	277

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.02		11.49		10.69	9.73	10.31

Income (loss) from investment operations:
Net investment income	$0.14	*	0.10	*	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$1.63		0.53		0.81	0.98	(0.58)
Total from investment operations	$1.77		0.63		0.87	1.01	(0.55)

Less distributions from:
Net investment income	$0.17		0.10		0.07	0.05	0.03
Net realized gains on investments	$0.41		—		—	—	—
Total distributions	$0.58		0.10		0.07	0.05	0.03
Net asset value, end of year	$13.21		12.02		11.49	10.69	9.73

Total Return(1)%	14.97		5.52		8.14	10.43	(5.30)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,452		1,455		865	581	148

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.09		2.04		2.04	2.08	2.20
Net expenses after expense reimbursement(2)%	1.95	(3)	1.95		1.95	1.95	1.90
Net investment income after expense reimbursement(2)%	1.09	(3)	0.86		0.63	0.29	0.42
Portfolio turnover rate %	246		290		275	288	277

	Class I

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.11		11.55		10.74	9.75	10.33

Income (loss) from investment operations:
Net investment income	$0.26		0.21	*	0.19	0.15	0.14
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$1.65		0.54		0.80	0.96	(0.59)
Total from investment operations	$1.91		0.75		0.99	1.11	(0.45)

Less distributions from:
Net investment income	$0.26		0.19		0.18	0.12	0.13
Net realized gains on investments	$0.41		—		—	—	—
Total distributions	$0.67		0.19		0.18	0.12	0.13
Net asset value, end of year	$13.35		12.11		11.55	10.74	9.75

Total Return(1)%	16.09		6.54		9.28	11.47	(4.29)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$14,612		16,763		28,050	27,303	34,672

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.09		1.04		1.04	1.08	1.25
Net expenses after expense reimbursement(2)%	0.95	(3)	0.95		0.95	0.95	0.95
Net investment income after expense reimbursement(2)%	2.03	(3)	1.73		1.62	1.29	1.44
Portfolio turnover rate %	246		290		275	288	277

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

Class O

November 15,
2006(1) to
May 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$12.80

Income from investment operations:
Net investment income	$0.15 *
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$0.88
Total from investment operations	$1.03

Less distributions from:
Net investment income	$0.26
Net realized gains on investments	$0.41
Total distributions	$0.67
Net asset value, end of period	$13.16

Total Return(2)%	8.33

Ratios and Supplemental Data:
Net assets, end of period ($000)	$6,966

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.34
Net expenses after expense reimbursement(3)(4)%	1.20 (5)
Net investment income after expense reimbursement(3)(4)%	2.22 (5)
Portfolio turnover rate %	246

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for period less than one year is not annualized.

(3) Annualized for period less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate investment series which comprise the Company. The six series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”), ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (collectively, the “Index Plus Funds”), ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”), (collectively, the “Strategic Allocation Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The Index Plus Funds also offer Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. For the purpose of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral. The Index Plus Funds may only invest in repurchase agreements for temporary and defensive or cash management purposes.

I.	Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K.	Illiquid and Restricted Securities. The Index Plus Funds may not invest more than 10% of their net assets in illiquid securities. The Strategic Allocation Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Strategic Allocation Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Index Plus LargeCap	$499,339,313	$552,706,625
Index Plus MidCap	311,963,774	358,387,154
Index Plus SmallCap	150,624,452	167,989,640
Strategic Allocation Conservative	41,285,315	46,563,691
Strategic Allocation Growth	131,559,409	136,057,858
Strategic Allocation Moderate	120,691,547	128,324,965

U.S. government securities not included above were as follows:

	Purchases	Sales

Strategic Allocation Conservative	$90,274,808	$91,179,448
Strategic Allocation Growth	73,559,913	77,165,418
Strategic Allocation Moderate	117,219,904	115,060,844

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments (the “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion; for each of the Strategic Allocation Funds — 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of the Index Plus Funds and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of the Strategic Allocation Funds. For the year ended May 31, 2007, ILIAC received $592,845, $253,005, $113,422, $131,188, $263,546 and $305,243 for Index Plus LargeCap, Index Plus MidCap, Index Plus SmallCap, Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate, respectively, for its services.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2007, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $971, $1,056 and $251 of such management fees, respectively. Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate waived $361, $473 and $777 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R

Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%
Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%	n/a
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%	n/a
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%	n/a

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A and a combined Distribution and Service Fees in connection with Class B and Class C shares. For the year ended May 31, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
	Shares	Shares	Shares

Initial Sales Charges:
Index Plus LargeCap	$13,911	n/a	n/a
Index Plus MidCap	11,484	n/a	n/a
Index Plus SmallCap	9,074	n/a	n/a
Strategic Allocation Conservative	2,741	n/a	n/a
Strategic Allocation Growth	9,646	n/a	n/a
Strategic Allocation Moderate	7,262	n/a	n/a

	Class A	Class B	Class C
	Shares	Shares	Shares

Contingent Deferred Sales Charges:
Index Plus LargeCap	$336	n/a	$932
Index Plus MidCap	1,798	n/a	2,458
Index Plus SmallCap	15,201	n/a	480
Strategic Allocation Conservative	—	n/a	902
Strategic Allocation Growth	—	n/a	242
Strategic Allocation Moderate	—	n/a	346

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

Index Plus LargeCap	$181,028	$32,204	$112,274	$325,506
Index Plus MidCap	138,668	24,692	103,798	267,158
Index Plus SmallCap	63,847	11,367	48,093	123,307
Strategic Allocation Conservative	27,362	2,756	11,921	42,039
Strategic Allocation Growth	68,357	6,858	32,305	107,520
Strategic Allocation Moderate	71,981	7,248	33,393	112,622

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Index Plus LargeCap (15.57%); Index Plus MidCap (9.41%); Index Plus SmallCap (6.70%); Strategic Allocation Conservative (18.58%); Strategic Allocation Growth (15.56%) and Strategic Allocation Moderate (19.83%).

ING National Trust — Index Plus LargeCap (36.82%); Index Plus MidCap (21.75%); Index Plus SmallCap (19.42%); Strategic Allocation Conservative (43.22%); Strategic Allocation Growth (35.92%) and Strategic Allocation Moderate (40.29%).

Reliance Trust Company — Index Plus SmallCap (6.00%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Index Plus Funds and Strategic Allocation Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R

Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Strategic Allocation Conservative	1.15%	1.90%	1.90%	0.90%	1.15%	n/a
Strategic Allocation Growth	1.25%	2.00%	2.00%	1.00%	1.25%	n/a
Strategic Allocation Moderate	1.20%	1.95%	1.95%	0.95%	1.20%	n/a

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2007, the cumulative amount of waived or reimbursed fees that are subject to possible

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,

	2008	2009	2010	Total

Index Plus LargeCap	$—	$—	$138,261	$138,261
Index Plus MidCap	—	—	54,937	54,937
Index Plus SmallCap	112,663	94,366	139,411	346,440
Strategic Allocation Conservative	94,489	105,839	137,711	338,039
Strategic Allocation Growth	105,050	24,949	80,885	210,884
Strategic Allocation Moderate	87,617	99,005	141,716	328,338

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the year ended May 31, 2007:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Index Plus LargeCap	9	$2,468,889	5.67%
Index Plus MidCap	13	1,085,769	5.74%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus LargeCap (Number of Shares)
Shares sold	1,781,198	1,908,543	114,982	346,624
Dividends reinvested	109,479	111,434	1,595	850
Shares redeemed	(4,724,319)	(5,596,432)	(674,734)	(730,439)

Net decrease in shares outstanding	(2,833,642)	(3,576,455)	(558,157)	(382,965)

Index Plus LargeCap ($)
Shares sold	$31,480,820	$30,340,548	$1,963,186	$5,501,536
Dividends reinvested	1,977,171	1,800,767	28,742	13,708
Shares redeemed	(84,752,259)	(89,633,192)	(11,660,046)	(11,606,706)

Net decrease	$(51,294,268)	$(57,491,877)	$(9,668,118)	$(6,091,462)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus LargeCap (Number of Shares)
Shares sold	111,403	88,419	1,594,963	3,547,019
Dividends reinvested	3,309	2,408	60,950	80,353
Shares redeemed	(198,892)	(283,363)	(2,163,516)	(5,889,773)

Net decrease in shares outstanding	(84,180)	(192,536)	(507,603)	(2,262,401)

Index Plus LargeCap ($)
Shares sold	$1,941,085	$1,408,480	$28,610,450	$57,381,799
Dividends reinvested	59,950	39,041	1,108,097	1,306,547
Shares redeemed	(3,488,124)	(4,529,594)	(38,417,865)	(97,588,108)

Net decrease	$(1,487,089)	$(3,082,073)	$(8,699,318)	$(38,899,762)

	Class O		Class R

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus LargeCap (Number of Shares)
Shares sold	2,077,334	2,307,484	407,132	616,685
Dividends reinvested	36,649	22,553	10,913	8,297
Shares redeemed	(1,174,248)	(1,098,180)	(327,642)	(189,092)

Net increase in shares outstanding	939,735	1,231,857	90,403	435,890

Index Plus LargeCap ($)
Shares sold	$36,639,842	$37,329,435	$7,122,027	$9,821,243
Dividends reinvested	663,746	365,582	196,114	133,501
Shares redeemed	(20,652,456)	(17,687,994)	(5,697,823)	(3,036,017)

Net increase	$16,651,132	$20,007,023	$1,620,318	$6,918,727

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus MidCap (Number of Shares)
Shares sold	1,530,394	3,003,702	92,005	583,539
Dividends reinvested	752,690	445,831	124,661	72,701
Shares redeemed	(3,890,116)	(2,388,993)	(496,815)	(441,216)

Net increase (decrease) in shares outstanding	(1,607,032)	1,060,540	(280,149)	215,024

Index Plus MidCap ($)
Shares sold	$27,097,877	$52,273,572	$1,544,124	$9,789,885
Dividends reinvested	13,048,625	7,605,595	2,061,550	1,195,207
Shares redeemed	(69,353,592)	(41,883,730)	(8,450,565)	(7,422,869)

Net increase (decrease)	$(29,207,090)	$17,995,437	$(4,844,891)	$3,562,223

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus MidCap (Number of Shares)
Shares sold	170,691	497,401	1,358,401	1,323,424
Dividends reinvested	75,185	39,028	165,796	162,261
Shares redeemed	(317,994)	(324,600)	(1,030,464)	(2,597,031)

Net increase (decrease) in shares outstanding	(72,118)	211,829	493,733	(1,111,346)

Index Plus MidCap ($)
Shares sold	$2,906,900	$8,432,029	$24,920,479	$23,099,577
Dividends reinvested	1,264,420	653,629	2,911,369	2,799,125
Shares redeemed	(5,470,567)	(5,542,240)	(18,388,839)	(47,103,234)

Net increase (decrease)	$(1,299,247)	$3,543,418	$9,443,009	$(21,204,532)

	Class O		Class R

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus MidCap (Number of Shares)
Shares sold	1,401,517	1,644,948	605,637	884,414
Dividends reinvested	228,721	102,947	128,198	62,637
Shares redeemed	(1,060,868)	(843,502)	(680,466)	(173,700)

Net increase in shares outstanding	569,370	904,393	53,369	773,351

Index Plus MidCap ($)
Shares sold	$25,207,375	$28,993,085	$10,645,562	$15,276,841
Dividends reinvested	3,979,426	1,762,948	2,206,293	1,062,948
Shares redeemed	(18,897,280)	(14,851,581)	(11,774,395)	(3,032,364)

Net increase	$10,289,521	$15,904,452	$1,077,460	$13,307,425

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus SmallCap (Number of Shares)
Shares sold	856,289	1,440,478	55,899	296,515
Dividends reinvested	300,595	67,760	69,417	17,264
Shares redeemed	(1,547,649)	(952,071)	(278,381)	(248,353)

Net increase (decrease) in shares outstanding	(390,765)	556,167	(153,065)	65,426

Index Plus SmallCap ($)
Shares sold	$15,861,998	$26,270,196	$976,316	$5,058,134
Dividends reinvested	5,506,887	1,204,638	1,191,219	291,072
Shares redeemed	(29,045,131)	(17,341,330)	(4,897,903)	(4,279,989)

Net increase (decrease)	$(7,676,246)	$10,133,504	$(2,730,368)	$1,069,217

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus SmallCap (Number of Shares)
Shares sold	82,411	152,481	392,767	2,484,747
Dividends reinvested	36,507	7,844	75,330	12,106
Shares redeemed	(101,852)	(99,490)	(321,026)	(2,219,989)

Net increase in shares outstanding	17,066	60,835	147,071	276,864

Index Plus SmallCap ($)
Shares sold	$1,463,820	$2,664,793	$7,480,252	$44,821,536
Dividends reinvested	638,879	134,205	1,413,942	219,243
Shares redeemed	(1,809,600)	(1,731,848)	(6,139,219)	(44,090,141)

Net increase	$293,099	$1,067,150	$2,754,975	$950,638

	Class O		Class R

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Index Plus SmallCap (Number of Shares)
Shares sold	868,811	1,132,752	286,898	523,768
Dividends reinvested	176,594	35,381	67,997	6,911
Shares redeemed	(911,678)	(776,116)	(162,015)	(99,825)

Net increase in shares outstanding	133,727	392,017	192,880	430,854

Index Plus SmallCap ($)
Shares sold	$16,377,302	$21,068,575	$5,324,060	$9,587,887
Dividends reinvested	3,259,819	633,144	1,239,581	122,538
Shares redeemed	(17,175,822)	(14,213,026)	(3,023,420)	(1,800,090)

Net increase	$2,461,299	$7,488,693	$3,540,221	$7,910,335

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Strategic Allocation Conservative (Number of Shares)
Shares sold	891,584	803,662	212,264	293,473
Dividends reinvested	141,243	163,836	17,003	12,475
Shares redeemed	(1,783,466)	(1,106,732)	(205,348)	(88,289)

Net increase (decrease) in shares outstanding	(750,639)	(139,234)	23,919	217,659

Strategic Allocation Conservative ($)
Shares sold	$9,596,101	$8,585,311	$2,262,117	$3,145,178
Dividends reinvested	1,505,653	1,708,887	181,079	130,227
Shares redeemed	(19,229,599)	(11,774,739)	(2,216,698)	(945,468)

Net increase (decrease)	$(8,127,845)	$(1,480,541)	$226,498	$2,329,937

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Strategic Allocation Conservative (Number of Shares)
Shares sold	73,265	59,142	295,805	200,827
Dividends reinvested	4,769	1,929	43,073	45,381
Shares redeemed	(37,003)	(10,951)	(729,907)	(392,712)

Net increase (decrease) in shares outstanding	41,031	50,120	(391,029)	(146,504)

Strategic Allocation Conservative ($)
Shares sold	$794,307	$637,192	$3,242,696	$2,180,147
Dividends reinvested	51,267	20,373	463,899	478,318
Shares redeemed	(401,267)	(118,858)	(7,890,356)	(4,260,032)

Net increase (decrease)	$444,307	$538,707	$(4,183,761)	$(1,601,567)

Class O

November 15,
2006(1) to
May 31,
2007

Strategic Allocation Conservative (Number of Shares)
Shares sold	357,544
Dividends reinvested	1,888
Shares redeemed	(46,747)

Net increase in shares outstanding	312,685

Strategic Allocation Conservative ($)
Shares sold	$3,864,020
Dividends reinvested	20,091
Shares redeemed	(507,056)

Net increase	$3,377,055

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Strategic Allocation Growth (Number of Shares)
Shares sold	1,048,307	1,206,657	278,859	834,284
Dividends reinvested	231,360	39,627	58,020	3,027
Shares redeemed	(2,340,609)	(1,189,670)	(271,105)	(170,333)

Net increase (decrease) in shares outstanding	(1,060,942)	56,614	65,774	666,978

Strategic Allocation Growth ($)
Shares sold	$13,407,404	$14,687,190	$3,502,280	$10,047,602
Dividends reinvested	2,975,235	481,053	736,855	36,407
Shares redeemed	(30,408,438)	(14,530,622)	(3,461,812)	(2,043,812)

Net increase (decrease)	$(14,025,799)	$637,621	$777,323	$8,040,197

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Strategic Allocation Growth (Number of Shares)
Shares sold	128,448	79,780	505,343	653,934
Dividends reinvested	6,226	310	92,127	19,370
Shares redeemed	(40,889)	(34,404)	(1,210,267)	(691,436)

Net increase (decrease) in shares outstanding	93,785	45,686	(612,797)	(18,132)

Strategic Allocation Growth ($)
Shares sold	$1,634,878	$959,960	$6,688,809	$7,848,173
Dividends reinvested	79,509	3,932	1,193,038	237,093
Shares redeemed	(527,406)	(417,665)	(15,622,921)	(8,320,608)

Net increase (decrease)	$1,186,981	$546,227	$(7,741,074)	$(235,342)

Class O

November 15,
2006(1) to
May 31,
2007

Strategic Allocation Growth (Number of Shares)
Shares sold	821,535
Dividends reinvested	4,309
Shares redeemed	(73,871)

Net increase in shares outstanding	751,973

Strategic Allocation Growth ($)
Shares sold	$10,796,808
Dividends reinvested	55,205
Shares redeemed	(967,515)

Net increase	$9,884,498

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Strategic Allocation Moderate (Number of Shares)
Shares sold	1,223,782	1,546,640	354,232	852,109
Dividends reinvested	274,142	82,921	53,901	8,547
Shares redeemed	(2,350,065)	(1,747,834)	(403,741)	(203,971)

Net increase (decrease) in shares outstanding	(852,141)	(118,273)	4,392	656,685

Strategic Allocation Moderate ($)
Shares sold	$15,043,577	$18,478,868	$4,323,749	$10,029,864
Dividends reinvested	3,399,356	982,614	662,438	100,512
Shares redeemed	(29,307,970)	(20,941,022)	(4,987,540)	(2,409,708)

Net increase (decrease)	$(10,865,037)	$(1,479,540)	$(1,353)	$7,720,668

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Strategic Allocation Moderate (Number of Shares)
Shares sold	94,664	76,570	623,324	392,728
Dividends reinvested	6,038	647	66,228	23,455
Shares redeemed	(36,091)	(31,410)	(979,031)	(1,460,098)

Net increase (decrease) in shares outstanding	64,611	45,807	(289,479)	(1,043,915)

Strategic Allocation Moderate ($)
Shares sold	$1,167,133	$916,326	$8,023,689	$4,677,740
Dividends reinvested	75,172	7,713	829,839	280,524
Shares redeemed	(455,078)	(376,909)	(12,253,979)	(17,188,720)

Net increase (decrease)	$787,227	$547,130	$(3,400,451)	$(12,230,456)

Class O

November 15,
2006(1) to
May 31,
2007

Strategic Allocation Moderate (Number of Shares)
Shares sold	588,183
Dividends reinvested	1,471
Shares redeemed	(60,488)

Net increase in shares outstanding	529,166

Strategic Allocation Moderate ($)
Shares sold	$7,408,814
Dividends reinvested	18,199
Shares redeemed	(767,615)

Net increase	$6,659,398

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2007, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

Index Plus LargeCap	$28,878,221	$29,812,000
Index Plus MidCap	62,890,201	63,841,000
Index Plus SmallCap	41,532,711	42,570,000
Strategic Allocation Conservative	5,758,146	5,887,000
Strategic Allocation Growth	9,263,881	9,485,000
Strategic Allocation Moderate	12,730,334	13,030,000

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2007:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Index Plus LargeCap	$(2)	$(1,992)	$1,994
Index Plus MidCap	—	(250,838)	250,838
Index Plus SmallCap	—	20,298	(20,298)
Strategic Allocation Conservative	—	8,250	(8,250)
Strategic Allocation Growth	—	32,227	(32,227)
Strategic Allocation Moderate	—	11,331	(11,331)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

			Year Ended May 31, 2006
	Year Ended May 31, 2007
					Dividends Paid
	Ordinary	Long-Term	Ordinary	Long-Term	Deduction on
	Income	Capital Gains	Income	Capital Gains	Redemptions

Index Plus LargeCap	$4,165,215	$—	$3,756,635	$—	$—
Index Plus MidCap	8,121,874	18,831,817	3,104,333	12,822,576	—
Index Plus SmallCap	5,692,753	8,327,721	—	2,765,867	9,087
Strategic Allocation Conservative	1,420,938	899,530	947,520	1,459,887	—
Strategic Allocation Growth	1,559,112	3,729,855	772,435	—	—
Strategic Allocation Moderate	2,012,196	3,194,342	1,410,246	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

				Post-October
	Undistributed	Undistributed	Unrealized	Currency
	Ordinary	Long Term	Appreciation/	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Carryforwards	Dates

Index Plus LargeCap	$1,907,903	$—	$107,406,038	$—	$(7,763,030)	2012
Index Plus MidCap	6,855,371	36,236,750	73,367,329	—	—	—
Index Plus SmallCap	3,221,683	14,575,473	34,207,254	—	—	—
Strategic Allocation Conservative	1,150,503	803,787	3,156,976	(630)	—	—
Strategic Allocation Growth	3,267,239	4,129,764	15,498,968	—	—	—
Strategic Allocation Moderate	3,175,581	3,489,124	13,761,556	(1,668)	—	—

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, this would be no later than their November 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of May 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 99.4%
		Advertising: 1.1%
52,100		Omnicom Group	$5,486,130

			5,486,130

		Aerospace/ Defense: 4.6%
31,500		Boeing Co.	3,168,585
62,700		Lockheed Martin Corp.	6,150,870
94,000		Raytheon Co.	5,226,400
103,300		United Technologies Corp.	7,287,815

			21,833,670

		Agriculture: 1.9%
68,650		Altria Group, Inc.	4,881,015
19,800		Reynolds American, Inc.	1,287,792
50,000	L	UST, Inc.	2,669,500

			8,838,307

		Apparel: 0.8%
73,400	@	Coach, Inc.	3,769,824

			3,769,824

		Auto Manufacturers: 0.3%
13,800		Paccar, Inc.	1,203,774

			1,203,774

		Banks: 6.6%
231,694		Bank of America Corp.	11,749,197
26,200		Bank of New York Co., Inc.	1,062,672
26,300		Comerica, Inc.	1,652,429
4,500		Compass Bancshares, Inc.	315,000
72,300		Huntington Bancshares, Inc.	1,623,858
79,600		Regions Financial Corp.	2,839,332
132,143		Wachovia Corp.	7,160,829
134,000		Wells Fargo & Co.	4,836,060

			31,239,377

		Beverages: 1.2%
44,900		Anheuser-Busch Cos., Inc.	2,394,966
39,950		Pepsi Bottling Group, Inc.	1,397,851
29,400		PepsiCo, Inc.	2,008,902

			5,801,719

		Biotechnology: 0.5%
37,484	@,L	Amgen, Inc.	2,111,474
8,300	@	Medimmune, Inc.	480,404

			2,591,878

		Chemicals: 0.7%
17,400		Ashland, Inc.	1,049,568
13,400		International Flavors & Fragrances, Inc.	687,822
7,900		Monsanto Co.	486,640
27,400		Sigma-Aldrich Corp.	1,185,872

			3,409,902

		Commercial Services: 1.0%
20,400	@,L	Apollo Group, Inc.	978,588
42,500	@	Convergys Corp.	1,093,950
44,550		McKesson Corp.	2,812,442

			4,884,980

		Computers: 7.9%
3,500	@	Affiliated Computer Services, Inc.	204,225
23,700	@,L	Apple, Inc.	2,880,972
213,900	@	Dell, Inc.	5,747,493
60,400		Electronic Data Systems Corp.	1,740,124
262,700	@	EMC Corp.	4,437,003
173,109		Hewlett-Packard Co.	7,912,812
107,450		International Business Machines Corp.	11,454,170
29,800	@,L	Lexmark International, Inc.	1,547,514
23,900	@	Network Appliance, Inc.	769,341
18,900	@,L	Sandisk Corp.	823,095

			37,516,749

		Cosmetics/ Personal Care: 2.0%
14,300	L	Estee Lauder Cos., Inc.	676,390
138,920		Procter & Gamble Co.	8,828,366

			9,504,756

		Diversified Financial Services: 9.0%
38,750		American Express Co.	2,517,975
245,050		Citigroup, Inc.	13,352,775
28,700		Goldman Sachs Group, Inc.	6,624,534
194,100		JP Morgan Chase & Co.	10,060,203
10,100		Lehman Brothers Holdings, Inc.	741,138
29,850		Merrill Lynch & Co., Inc.	2,767,991
71,150		Morgan Stanley	6,050,596
14,200		SLM Corp.	798,182

			42,913,394

		Electric: 3.1%
55,600	L	Edison International	3,239,812
52,600		Entergy Corp.	5,938,540
7,000		FPL Group, Inc.	447,510
12,800		PG&E Corp.	630,528
41,300		Public Service Enterprise Group, Inc.	3,673,222
15,900		TXU Corp.	1,072,455

			15,002,067

		Electronics: 0.1%
15,500		Tektronix, Inc.	469,185

			469,185

		Environmental Control: 0.4%
51,200		Waste Management, Inc.	1,979,904

			1,979,904

		Food: 1.4%
15,200		Campbell Soup Co.	603,440
90,750		General Mills, Inc.	5,557,530
20,800		Safeway, Inc.	717,184

			6,878,154

		Forest Products & Paper: 0.4%
32,700		Temple-Inland, Inc.	2,060,100

			2,060,100

		Gas: 0.1%
6,000		KeySpan Corp.	250,020

			250,020

		Hand/ Machine Tools: 0.4%
10,000		Snap-On, Inc.	540,700
19,700		Stanley Works	1,245,631

			1,786,331

		Healthcare — Products: 1.1%
24,800		Baxter International, Inc.	1,409,632
8,400		Biomet, Inc.	366,408
54,950		Johnson & Johnson	3,476,687

			5,252,727

		Healthcare — Services: 2.5%
22,200		Aetna, Inc.	1,175,046
12,100	@	Coventry Health Care, Inc.	722,007
26,750	@	Humana, Inc.	1,659,838

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND
AS OF MAY 31, 2007

Shares			Value

		Healthcare — Services (continued)
102,600		UnitedHealth Group, Inc.	$5,619,402
33,200	@	WellPoint, Inc.	2,702,812

			11,879,105

		Home Builders: 0.2%
23,900	L	KB Home	1,096,771

			1,096,771

		Home Furnishings: 0.1%
2,300		Harman International Industries, Inc.	272,895

			272,895

		Household Products/ Wares: 0.2%
11,300		Kimberly-Clark Corp.	801,848

			801,848

		Insurance: 5.7%
40,900	@@	ACE Ltd.	2,518,213
38,900		Allstate Corp.	2,392,350
70,800		American International Group, Inc.	5,121,672
50,800		Chubb Corp.	2,787,396
1,700		Cigna Corp.	284,971
62,200		Genworth Financial, Inc.	2,245,420
18,532		Hartford Financial Services Group, Inc.	1,911,946
14,950	L	Metlife, Inc.	1,016,600
10,100	L	MGIC Investment Corp.	656,500
77,100		Progressive Corp.	1,777,155
42,050	L	Prudential Financial, Inc.	4,289,941
10,680		Safeco Corp.	670,170
26,300		Travelers Cos., Inc.	1,424,671

			27,097,005

		Internet: 1.4%
35,200	@,L	Amazon.com, Inc.	2,433,728
1,700	@	Google, Inc.	846,175
23,000	@,L	IAC/ InterActiveCorp.	795,800
87,700	@	Symantec Corp.	1,753,123
35,200	@	VeriSign, Inc.	1,050,016

			6,878,842

		Iron/ Steel: 1.3%
59,000		Nucor Corp.	3,984,860
20,600		United States Steel Corp.	2,331,096

			6,315,956

		Lodging: 0.1%
6,400		Harrah’s Entertainment, Inc.	546,880

			546,880

		Machinery — Construction & Mining: 0.4%
24,600		Caterpillar, Inc.	1,933,068

			1,933,068

		Machinery — Diversified: 0.6%
32,400		Cummins, Inc.	3,053,052

			3,053,052

		Media: 2.6%
17,200		Clear Channel Communications, Inc.	660,480
85,800		McGraw-Hill Cos., Inc.	6,032,598
161,650		Walt Disney Co.	5,728,876

			12,421,954

		Mining: 0.3%
30,000		Alcoa, Inc.	1,238,400

			1,238,400

		Miscellaneous Manufacturing: 4.5%
46,700		Cooper Industries Ltd.	2,502,186
49,000		Eastman Kodak Co.	1,242,640
33,300		Eaton Corp.	3,121,542
215,450		General Electric Co.	8,096,611
7,400		Illinois Tool Works, Inc.	390,128
34,100		Parker Hannifin Corp.	3,456,376
80,010	@@	Tyco International Ltd.	2,669,134

			21,478,617

		Office/ Business Equipment: 0.7%
164,600	@,L	Xerox Corp.	3,106,002

			3,106,002

		Oil & Gas: 10.5%
144,634		Chevron Corp.	11,786,225
19,818		ConocoPhillips	1,534,508
268,450	S	ExxonMobil Corp.	22,326,987
54,800		Marathon Oil Corp.	6,784,788
68,700		Occidental Petroleum Corp.	3,776,439
54,500		Valero Energy Corp.	4,066,790

			50,275,737

		Oil & Gas Services: 0.8%
78,859		Halliburton Co.	2,834,981
11,300	@	National Oilwell Varco, Inc.	1,067,285

			3,902,266

		Packaging & Containers: 0.3%
41,300	@,L	Pactiv Corp.	1,402,961

			1,402,961

		Pharmaceuticals: 6.4%
50,400		AmerisourceBergen Corp.	2,581,488
15,100	@,L	Barr Pharmaceuticals, Inc.	805,132
38,000		Bristol-Myers Squibb Co.	1,151,780
60,600	@	Forest Laboratories, Inc.	3,073,026
7,300	@	Gilead Sciences, Inc.	604,221
75,716	@,L	King Pharmaceuticals, Inc.	1,608,208
79,350		Merck & Co., Inc.	4,161,908
66,600	L	Mylan Laboratories	1,316,682
348,430		Pfizer, Inc.	9,578,341
175,200		Schering-Plough Corp.	5,736,048

			30,616,834

		Real Estate Investment Trusts: 0.1%
7,700		Archstone-Smith Trust	475,090

			475,090

		Retail: 5.4%
5,700	@	Autozone, Inc.	733,191
34,000	@,L	Big Lots, Inc.	1,071,000
10,800		Dollar General Corp.	233,712
47,200		Family Dollar Stores, Inc.	1,588,280
62,100	@	Federated Department Stores, Inc.	2,479,653
95,500		Gap, Inc.	1,768,660
16,100		JC Penney Co., Inc.	1,295,728
69,100	@,L	Kohl’s Corp.	5,204,612
9,950		McDonald’s Corp.	502,973
66,800		Nordstrom, Inc.	3,468,924
41,100	L	RadioShack Corp.	1,403,154
10,000	L	Target Corp.	624,300
59,700		TJX Cos., Inc.	1,669,809
80,705		Wal-Mart Stores, Inc.	3,841,558

			25,885,554

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND
AS OF MAY 31, 2007

Shares			Value

		Savings & Loans: 0.7%
71,500		Washington Mutual, Inc.	$3,125,980

			3,125,980

		Semiconductors: 0.9%
81,600		Applied Materials, Inc.	1,558,560
12,300	L	Linear Technology Corp.	441,447
39,200	@,L	Novellus Systems, Inc.	1,203,048
59,000	@,L	Teradyne, Inc.	1,004,180

			4,207,235

		Software: 2.6%
5,800	@,L	Autodesk, Inc.	263,610
63,550	@	BMC Software, Inc.	2,106,047
128,000	L	CA, Inc.	3,395,840
26,700	@	Citrix Systems, Inc.	897,387
26,100		First Data Corp.	853,470
46,300	@	Intuit, Inc.	1,412,150
110,350		Microsoft Corp.	3,384,435

			12,312,939

		Telecommunications: 6.0%
36,400	@,L	ADC Telecommunications, Inc.	609,700
12,600		Alltel Corp.	863,352
187,214		AT&T, Inc.	7,739,427
11,500		CenturyTel, Inc.	568,330
332,750	@	Cisco Systems, Inc.	8,957,630
18,900	@,L	Juniper Networks, Inc.	461,349
161,300		Motorola, Inc.	2,934,047
56,500		Qualcomm, Inc.	2,426,675
42,500		Sprint Nextel Corp.	971,125
73,400		Verizon Communications, Inc.	3,195,102

			28,726,737

		Toys/ Games/ Hobbies: 0.5%
83,300		Mattel, Inc.	2,333,233

			2,333,233

		Total Common Stock (Cost $359,688,867)	474,057,909

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 6.9%
		Mutual Fund: 0.4%
$2,000,000	**	ING Institutional Prime Money Market Fund	$2,000,000

		Total Mutual Fund (Cost $2,000,000)	2,000,000

		Repurchase Agreement: 0.2%
910,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $910,134 to be received upon repurchase (Collateralized by $730,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $928,834, due 11/15/22)	910,000

		Total Repurchase Agreement (Cost $910,000)	910,000

		Securities Lending CollateralCC: 6.3%
29,812,000		The Bank of New York Institutional Cash Reserves Fund	29,812,000

		Total Securities Lending Collateral (Cost $29,812,000)	29,812,000

		Total Short-Term Investments (Cost $32,722,000)	32,722,000

Total Investments In Securities (Cost $392,410,867)*	106.3%	$506,779,909
Other Assets and Liabilities-Net	(6.3)	(30,025,786)

Net Assets	100.0%	$476,754,123

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $399,373,872.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$109,069,175
Gross Unrealized Depreciation	(1,663,138)

Net Unrealized Appreciation	$107,406,037

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2007

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts

S&P 500	9	3,449,025	06/14/07	$163,927

				$163,927

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.8%
		Advertising: 0.1%
10,800		Catalina Marketing Corp.	$344,520

			344,520

		Aerospace/Defense: 0.3%
17,395		DRS Technologies, Inc.	893,233
1,350	@,L	Sequa Corp.	148,500

			1,041,733

		Agriculture: 0.3%
17,100	L	Universal Corp.	1,087,047

			1,087,047

		Airlines: 0.4%
25,500	@,L	Airtran Holdings, Inc.	315,945
23,500	@	Alaska Air Group, Inc.	685,260
55,800	@,L	JetBlue Airways Corp.	601,524

			1,602,729

		Apparel: 0.8%
63,900	@,L	Hanesbrands, Inc.	1,667,790
16,800		Phillips-Van Heusen	1,026,816
10,803	@,L	Timberland Co.	295,354

			2,989,960

		Auto Parts & Equipment: 0.6%
61,899	L	ArvinMeritor, Inc.	1,292,451
3,350	L	Bandag, Inc.	170,013
22,400	@	Lear Corp.	799,008

			2,261,472

		Banks: 3.9%
132,691		Associated Banc-Corp.	4,380,130
13,384		Bank of Hawaii Corp.	716,178
5,305	L	Cathay General Bancorp	179,733
127,811	L	Colonial BancGroup, Inc.	3,225,950
79,890		FirstMerit Corp.	1,720,032
15,000		Greater Bay Bancorp	418,650
19,600		Investors Financial Services Corp.	1,205,792
44,400		Webster Financial Corp.	1,997,556
12,203		Wilmington Trust Corp.	521,190

			14,365,211

		Beverages: 0.5%
14,300	@,L	Hansen Natural Corp.	569,140
53,179		PepsiAmericas, Inc.	1,309,267

			1,878,407

		Biotechnology: 1.3%
17,877	@,L	Invitrogen Corp.	1,295,010
216,800	@,L	Millennium Pharmaceuticals, Inc.	2,356,616
21,850	@,L	PDL BioPharma, Inc.	601,094
22,100	@,L	Vertex Pharmaceuticals, Inc.	659,906

			4,912,626

		Building Materials: 0.3%
14,600		Florida Rock Industries, Inc.	993,676

			993,676

		Chemicals: 4.3%
4,056		Airgas, Inc.	172,948
24,192		Albemarle Corp.	983,163
54,500		Cabot Corp.	2,632,895
96,600		Chemtura Corp.	1,051,974
11,800		Ferro Corp.	280,486
59,422		Lubrizol Corp.	3,905,214
95,988		Lyondell Chemical Co.	3,567,874
111,108	L	Olin Corp.	2,248,826
13,733	L	RPM International, Inc.	312,014
12,500		Sensient Technologies Corp.	325,500
19,600		Valspar Corp.	566,244

			16,047,138

		Commercial Services: 5.8%
19,489	@	Alliance Data Systems Corp.	1,518,583
28,850	@,L	Career Education Corp.	1,006,000
27,050	@,W	ChoicePoint, Inc.	1,186,413
12,833	L	Corporate Executive Board Co.	853,523
48,900	L	DeVry, Inc.	1,643,040
13,463	@	ITT Educational Services, Inc.	1,523,877
24,771		Kelly Services, Inc.	713,900
86,842	@	Korn/ Ferry International	2,258,760
15,200	@	Laureate Education, Inc.	910,632
45,987		Manpower, Inc.	4,230,804
171,573	@	MPS Group, Inc.	2,359,129
5,214		Pharmaceutical Product Development, Inc.	190,311
27,159	@,L	Quanta Services, Inc.	815,042
13,684		Rollins, Inc.	315,964
31,700		Sotheby’s	1,504,799
4,200	L	Strayer Education, Inc.	525,672

			21,556,449

		Computers: 2.8%
35,500	@	BISYS Group, Inc.	417,125
66,512	@,L	Cadence Design Systems, Inc.	1,510,488
3,625	L	Diebold, Inc.	179,728
6,900	@,L	DST Systems, Inc.	577,737
38,694		Imation Corp.	1,466,890
10,300	@,L	Palm, Inc.	167,787
72,568	@,L	SRA International, Inc.	1,842,502
104,370	@	Synopsys, Inc.	2,767,892
83,286	@,L	Western Digital Corp.	1,566,610

			10,496,759

		Cosmetics/ Personal Care: 0.4%
56,900		Alberto-Culver Co.	1,413,396

			1,413,396

		Distribution/ Wholesale: 0.5%
17,400		CDW Corp.	1,481,436
15,883	@	Ingram Micro, Inc.	329,096

			1,810,532

		Diversified Financial Services: 1.9%
22,000	L	AG Edwards, Inc.	1,939,520
67,684	@,L	AmeriCredit Corp.	1,797,010
21,557	L	IndyMac Bancorp., Inc.	723,884
79,138	L	Raymond James Financial, Inc.	2,636,087

			7,096,501

		Electric: 5.5%
5,478		Alliant Energy Corp.	236,650
116,150	@	Aquila, Inc.	495,961
25,900		Duquesne Light Holdings, Inc.	523,180
143,064		MDU Resources Group, Inc.	4,336,270
114,363		Northeast Utilities	3,477,779
44,930	L	NSTAR	1,564,912
102,809		OGE Energy Corp.	3,795,708
76,004		Pepco Holdings, Inc.	2,269,479
23,700	L	PNM Resources, Inc.	699,387
36,146		Puget Energy, Inc.	911,241
14,000	@	Sierra Pacific Resources	265,440
52,985		Westar Energy, Inc.	1,404,632
11,100	L	Wisconsin Energy Corp.	537,573

			20,518,212

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Electrical Components & Equipment: 0.6%
44,157	W	Ametek, Inc.	$1,666,485
4,500	@,L	Energizer Holdings, Inc.	445,770

			2,112,255

		Electronics: 3.6%
53,906		Amphenol Corp.	1,928,757
18,100	@,L	Avnet, Inc.	775,404
89,000		Gentex Corp.	1,579,750
75,301	@,L	Kemet Corp.	578,312
16,610	L	National Instruments Corp.	523,547
69,387	@	Thomas & Betts Corp.	4,025,834
32,719	@,L	Varian, Inc.	1,925,513
105,371	@	Vishay Intertechnology, Inc.	1,877,711

			13,214,828

		Engineering & Construction: 2.8%
6,500	@	Dycom Industries, Inc.	193,310
56,400		Granite Construction, Inc.	3,862,836
72,816	@,L	Jacobs Engineering Group, Inc.	4,219,687
79,100	@	KBR, Inc.	2,177,623

			10,453,456

		Entertainment: 0.3%
3,466		International Speedway Corp.	181,618
26,150	@,L	Macrovision Corp.	730,893

			912,511

		Food: 1.0%
23,470		Hormel Foods Corp.	878,952
4,426		JM Smucker Co.	255,380
9,600		Ruddick Corp.	300,384
73,200	@	Smithfield Foods, Inc.	2,352,648

			3,787,364

		Forest Products & Paper: 0.7%
64,700	L	Bowater, Inc.	1,345,113
55,510	L	Louisiana-Pacific Corp.	1,137,955

			2,483,068

		Gas: 0.6%
24,212		AGL Resources, Inc.	1,032,884
29,700		WGL Holdings, Inc.	1,047,519

			2,080,403

		Healthcare — Products: 3.9%
42,000	@,L	Advanced Medical Optics, Inc.	1,474,200
32,963	@,L	Cytyc Corp.	1,393,676
91,130		Dentsply International, Inc.	3,293,438
54,612	@,L	Edwards Lifesciences Corp.	2,741,522
24,164	@	Gen-Probe, Inc.	1,307,031
27,022	@,L	Henry Schein, Inc.	1,446,488
2,100	@,L	Intuitive Surgical, Inc.	289,023
17,205		Steris Corp.	517,354
32,100	@,L	Techne Corp.	1,916,049

			14,378,781

		Healthcare — Services: 2.5%
17,603	@,W	Covance, Inc.	1,171,480
40,400	@	Health Net, Inc.	2,306,032
9,300	@	Kindred Healthcare, Inc.	297,600
54,463	@	Lincare Holdings, Inc.	2,183,422
26,000	@	Triad Hospitals, Inc.	1,391,260
19,100	@,L	WellCare Health Plans, Inc.	1,757,964

			9,107,758

		Holding Companies — Diversified: 0.5%
55,926	L	Leucadia National Corp.	2,004,388

			2,004,388

		Home Builders: 1.5%
27,900		MDC Holdings, Inc.	1,516,086
2,200	@,L	NVR, Inc.	1,753,400
52,550	L	Thor Industries, Inc.	2,290,129

			5,559,615

		Household Products/ Wares: 0.7%
23,755		American Greetings Corp.	622,619
39,150		Blyth, Inc.	1,074,276
32,843		Tupperware Corp.	949,491

			2,646,386

		Insurance: 8.4%
61,456	L	American Financial Group, Inc.	2,190,906
57,100	L	Arthur J Gallagher & Co.	1,678,740
34,752		Brown & Brown, Inc.	905,637
14,600		Commerce Group, Inc.	497,714
47,781	@@	Everest Re Group Ltd.	5,123,557
14,900		First American Corp.	797,895
29,925		Hanover Insurance Group, Inc.	1,460,041
125,753		HCC Insurance Holdings, Inc.	4,138,531
17,315		Horace Mann Educators Corp.	386,471
17,703		Mercury General Corp.	992,961
18,392		Ohio Casualty Corp.	791,960
68,465		Old Republic International Corp.	1,482,952
25,300		PMI Group, Inc.	1,250,832
20,858		Protective Life Corp.	1,043,526
23,907		Radian Group, Inc.	1,479,843
21,735		Stancorp Financial Group, Inc.	1,105,442
28,953		Unitrin, Inc.	1,418,118
138,293	S	WR Berkley Corp.	4,555,360

			31,300,486

		Internet: 1.3%
11,100	@	Digital River, Inc.	570,762
14,750	@	F5 Networks, Inc.	1,198,585
71,450	@	McAfee, Inc.	2,626,502
17,900	@,L	NetFlix, Inc.	392,368
6,400	@,L	Valueclick, Inc.	200,512

			4,988,729

		Iron/ Steel: 0.1%
4,600		Reliance Steel & Aluminum Co.	282,302
5,354		Steel Dynamics, Inc.	251,103

			533,405

		Machinery — Construction & Mining: 0.7%
48,200		Joy Global, Inc.	2,729,566

			2,729,566

		Machinery — Diversified: 1.2%
57,500	@	AGCO Corp.	2,488,600
38,147		Nordson Corp.	1,983,263

			4,471,863

		Media: 0.6%
33,326		Belo Corp.	740,837
1,687		Washington Post	1,297,303

			2,038,140

		Metal Fabricate/ Hardware: 0.4%
37,150		Commercial Metals Co.	1,305,823

			1,305,823

		Miscellaneous Manufacturing: 2.6%
62,118		Crane Co.	2,713,935
14,059		Federal Signal Corp.	229,724
9,700		Matthews International Corp. — Class A	428,837
47,448	L	Pentair, Inc.	1,755,102

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Miscellaneous Manufacturing (continued)
13,600		Roper Industries, Inc.	$793,696
46,756		Teleflex, Inc.	3,754,507

			9,675,801

		Office Furnishings: 0.5%
45,603		Herman Miller, Inc.	1,641,708
6,251	L	HNI, Corp.	275,419

			1,917,127

		Oil & Gas: 6.5%
61,800		Cimarex Energy Co.	2,597,454
7,100	@,L	Encore Acquisition Co.	195,605
17,800	@,L	Forest Oil Corp.	722,502
47,600		Frontier Oil Corp.	1,916,376
122,518		Helmerich & Payne, Inc.	4,152,135
85,450	@	Newfield Exploration Co.	4,105,018
96,761	S	Noble Energy, Inc.	6,124,004
15,156	L	Pogo Producing Co.	819,485
80,800	@,L	Pride International, Inc.	2,909,608
10,700	@	Southwestern Energy Co.	509,320

			24,051,507

		Oil & Gas Services: 1.9%
7,600	@	Cameron International Corp.	538,840
28,150	@	Grant Prideco, Inc.	1,598,639
31,000	@,L	Hanover Compressor Co.	775,000
62,700	L	Tidewater, Inc.	4,138,200

			7,050,679

		Packaging & Containers: 1.0%
87,941		Sonoco Products Co.	3,807,845

			3,807,845

		Pharmaceuticals: 2.0%
14,574	@,L	Cephalon, Inc.	1,209,788
40,300	@	Endo Pharmaceuticals Holdings, Inc.	1,423,396
13,200	L	Medicis Pharmaceutical Corp.	435,600
16,700	@	NBTY, Inc.	877,251
6,757	L	Omnicare, Inc.	252,847
39,200	@,L	Sepracor, Inc.	1,909,040
9,500	L	Valeant Pharmaceuticals International	150,005
25,817	@	VCA Antech, Inc.	1,021,837

			7,279,764

		Pipelines: 1.1%
78,500		Oneok, Inc.	4,246,850

			4,246,850

		Real Estate Investment Trusts: 2.2%
11,100		Equity One, Inc.	325,230
98,800		Hospitality Properties Trust	4,390,672
60,573		Liberty Property Trust	2,842,085
7,487	L	Regency Centers Corp.	588,254

			8,146,241

		Retail: 6.5%
14,151	@,L	99 Cents Only Stores	198,680
73,300	@,L	Aeropostale, Inc.	3,393,790
117,400		American Eagle Outfitters	3,169,800
13,581	@	AnnTaylor Stores Corp.	530,881
5,150		Barnes & Noble, Inc.	220,266
4,907	L	CBRL Group, Inc.	220,521
109,400	@,L	Charming Shoppes, Inc.	1,363,124
11,260	@,L	Dick’s Sporting Goods, Inc.	625,718
51,943	@	Dollar Tree Stores, Inc.	2,197,708
60,000	@	GameStop Corp.	2,218,800
22,000		OSI Restaurant Partners, Inc.	895,400
92,000	@,L	Payless Shoesource, Inc.	3,286,240
27,050		Petsmart, Inc.	925,651
28,400		Regis Corp.	1,132,308
117,965		Ross Stores, Inc.	3,873,971

			24,252,858

		Savings & Loans: 0.3%
44,218		First Niagara Financial Group, Inc.	606,671
18,727		Washington Federal, Inc.	469,673

			1,076,344

		Semiconductors: 3.0%
479,158	@	Atmel Corp.	2,678,493
83,620	@	Integrated Device Technology, Inc.	1,255,136
22,200	@,L	International Rectifier Corp.	804,306
52,761	@	Lam Research Corp.	2,831,155
18,450		Micrel, Inc.	229,887
43,050		Microchip Technology, Inc.	1,746,969
91,400	@	Semtech Corp.	1,521,810

			11,067,756

		Software: 2.6%
22,000	L	Acxiom Corp.	611,600
4,966	@	Advent Software, Inc.	179,024
42,100	@	BroADRidge Financial Solutions ADR	852,104
19,300	@,L	Cerner Corp.	1,096,433
45,717	@,L	CSG Systems International	1,270,933
19,738		Dun & Bradstreet Corp.	1,976,366
14,001		Fair Isaac Corp.	529,938
121,031	@	Sybase, Inc.	2,912,006
21,948	@,L	Wind River Systems, Inc.	232,868

			9,661,272

		Telecommunications: 3.3%
207,591	@,L	3Com Corp.	971,526
277,505	@	Cincinnati Bell, Inc.	1,617,854
17,266	@,L	CommScope, Inc.	944,968
62,631		Harris Corp.	3,126,540
23,300	@	Polycom, Inc.	739,076
27,600	@,L	RF Micro Devices, Inc.	180,228
63,723		Telephone & Data Systems, Inc.	3,944,454
72,400	@,L	Utstarcom, Inc.	522,004

			12,046,650

		Textiles: 1.1%
40,343	@,L	Mohawk Industries, Inc.	4,117,407

			4,117,407

		Transportation: 2.1%
49,080		Con-way, Inc.	2,782,836
28,894		Expeditors International Washington, Inc.	1,261,512
37,900		Overseas Shipholding Group	3,014,945
22,400	@	YRC Worldwide, Inc.	900,480

			7,959,773

		Total Common Stock (Cost $286,878,005)	362,883,067

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 18.7%
		Mutual Fund: 1.3%
$5,000,000	**	ING Institutional Prime Money Market Fund	$5,000,000

		Total Mutual Fund (Cost $5,000,000)	5,000,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount		Value

	Repurchase Agreement: 0.2%
$617,000	Deutsche Bank Repurchase Agreement dated 05/31/07, 5.300%, due 06/01/07, $617,091 to be received upon repurchase (Collateralized by $620,000 Federal Home Loan Bank, 5.750%, Market Value plus accrued interest $632,769, due 07/24/09)	$617,000

	Total Repurchase Agreement (Cost $617,000)	617,000

	Securities Lending CollateralCC: 17.2%
63,841,000	The Bank of New York Institutional Cash Reserves Fund	63,841,000

	Total Securities Lending Collateral (Cost $63,841,000)	63,841,000

	Total Short-Term Investments (Cost $69,458,000)	69,458,000

Total Investments In Securities (Cost $356,336,005)*	116.5%	$432,341,067
Other Assets and Liabilities-Net	(16.5)	(61,091,224)

Net Assets	100.0%	$371,249,843

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $358,973,738.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,947,461
Gross Unrealized Depreciation	(1,580,132)

Net Unrealized Appreciation	$73,367,329

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2007

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts

MidCap 400	20	9,177,000	06/14/07	$155,670

				$155,670

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 98.4%
		Advertising: 0.2%
8,852	@,L	inVentiv Health, Inc.	$333,366

			333,366

		Aerospace/ Defense: 0.7%
8,200	@	Armor Holdings, Inc.	704,626
11,120		Curtiss-Wright Corp.	501,178

			1,205,804

		Agriculture: 0.8%
98,000	@	Alliance One International, Inc.	941,780
10,020		Delta & Pine Land Co.	419,337

			1,361,117

		Airlines: 1.0%
62,767		Skywest, Inc.	1,727,976

			1,727,976

		Apparel: 3.4%
5,160	@,L	CROCS, Inc.	419,818
5,700	@,L	Deckers Outdoor Corp.	500,973
33,178	@,S	Gymboree Corp.	1,483,057
20,900	@,L	Iconix Brand Group, Inc.	465,025
40,111	L	Kellwood Co.	1,155,598
15,732	L	K-Swiss, Inc.	456,385
3,170		Oxford Industries, Inc.	144,330
5,300	@,L	Skechers USA, Inc.	170,130
34,973		Wolverine World Wide, Inc.	1,015,266

			5,810,582

		Auto Manufacturers: 0.1%
11,300		Wabash National Corp.	165,319

			165,319

		Auto Parts & Equipment: 0.2%
19,600		Standard Motor Products, Inc.	304,780

			304,780

		Banks: 6.1%
3,600	L	Cascade Bancorp	81,000
4,680		Central Pacific Financial Corp.	158,792
2,725		Chittenden Corp.	79,461
3,698		Community Bank System, Inc.	76,031
41,300	L	Corus Bankshares, Inc.	751,247
32,641		East-West Bancorp., Inc.	1,323,266
55,145	@@,L	First Bancorp	692,621
14,500		First Financial Bancorp	213,440
3,838		First Indiana Corp.	80,675
13,590		First Midwest Bancorp., Inc.	499,976
8,392		First Republic Bank	454,427
24,761	L	Fremont General Corp.	328,083
21,300	L	Frontier Financial Corp.	495,438
26,933		Hanmi Financial Corp.	470,520
25,250		Independent Bank Corp.	436,573
3,806		Irwin Financial Corp.	60,515
5,879	L	Nara Bancorp., Inc.	94,417
19,876		Provident Bankshares Corp.	664,852
14,466	L	Susquehanna Bancshares, Inc.	311,453
11,789	L	Trustco Bank Corp.	114,471
37,329		UCBH Holdings, Inc.	694,693
27,401		United Bankshares, Inc.	924,784
3,600		United Community Banks, Inc.	109,404
31,759		Whitney Holding Corp.	985,799
12,200		Wilshire Bancorp., Inc.	155,428

			10,257,366

		Biotechnology: 0.8%
13,010	@,L	Arqule, Inc.	116,830
9,600	@	CryoLife, Inc.	140,160
5,500	@,L	Enzo Biochem, Inc.	89,430
5,300	@,L	Integra LifeSciences Holdings Corp.	271,996
8,800	@,L	Martek Biosciences Corp.	184,184
20,953	@	Regeneron Pharmaceuticals, Inc.	470,185
5,905	@,L	Savient Pharmaceuticals, Inc.	83,969

			1,356,754

		Building Materials: 1.4%
2,800	@,L	Drew Industries, Inc.	94,332
5,674		Gibraltar Industries, Inc.	122,218
37,042		Lennox International, Inc.	1,268,689
18,314		Universal Forest Products, Inc.	880,537

			2,365,776

		Chemicals: 1.5%
7,068		Arch Chemicals, Inc.	248,511
22,816		HB Fuller Co.	621,736
5,200	@	OM Group, Inc.	325,052
4,420		Penford Corp.	84,378
114,953	@	PolyOne Corp.	819,615
2,860		Quaker Chemical Corp.	68,497
23,500		Tronox, Inc.	327,120

			2,494,909

		Commercial Services: 6.2%
54,500	L	ABM Industries, Inc.	1,608,295
9,889		Administaff, Inc.	360,553
17,140		Arbitron, Inc.	897,450
8,330		Bowne & Co., Inc.	161,519
7,200	@,L	Bright Horizons Family Solutions, Inc.	304,848
2,800		CDI Corp.	93,632
4,291		Chemed Corp.	287,497
11,759	@,L	Coinstar, Inc.	371,467
1,666	@	Consolidated Graphics, Inc.	120,952
5,018		CPI Corp.	398,178
6,100	@,L	Cross Country Healthcare, Inc.	106,201
9,676	@,L	Heidrick & Struggles International, Inc.	471,608
4,455	@	Kendle International, Inc.	153,831
40,666	@	Labor Ready, Inc.	975,984
7,802	@	Live Nation, Inc.	174,765
6,700		MAXIMUS, Inc.	289,574
7,300	@,L	Midas, Inc.	164,031
7,462	@,L	Pre-Paid Legal Services, Inc.	484,806
6,133	@	Rewards Network, Inc.	23,980
37,585	@	Spherion Corp.	370,212
3,281	@,L	Universal Technical Institute, Inc.	77,464
2,597	@,L	Vertrue, Inc.	125,305
26,590	W	Viad Corp.	1,179,798
20,810	@,L	Volt Information Sciences, Inc.	516,712
16,214		Watson Wyatt Worldwide, Inc.	836,156

			10,554,818

		Computers: 2.5%
11,992		Agilysys, Inc.	260,466
15,214	@,L	CACI International, Inc.	784,282
45,456	@,L	Ciber, Inc.	405,013
1,536		Factset Research Systems, Inc.	98,043
7,960	@,L	Komag, Inc.	193,110
9,362	@	Kronos, Inc.	512,944
10,257	@,L	Manhattan Associates, Inc.	298,068
10,700	@,L	Mercury Computer Systems, Inc.	139,314
16,310	@	Micros Systems, Inc.	905,042
18,270	@,L	Radisys Corp.	247,010
17,300	@	SYKES Enterprises, Inc.	337,004

			4,180,296

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Cosmetics/ Personal Care: 0.1%
3,200	@,L	Chattem, Inc.	$203,744

			203,744

		Distribution/ Wholesale: 0.3%
33,321	L	Building Materials Holding Corp.	510,478

			510,478

		Diversified Financial Services: 1.1%
12,970	L	Financial Federal Corp.	352,654
16,611	@	Investment Technology Group, Inc.	675,237
15,899	@,L	LaBranche & Co., Inc.	131,326
5,987	@	Piper Jaffray Cos	400,530
7,071		SWS Group, Inc.	170,694
6,200	@	TradeStation Group, Inc.	73,904
1,878	@,L	World Acceptance, Corp.	79,590

			1,883,935

		Electric: 0.9%
9,375		Allete, Inc.	450,000
2,990		Central Vermont Public Service Corp.	108,956
34,459	@	El Paso Electric Co.	937,629

			1,496,585

		Electrical Components & Equipment: 0.9%
7,600	@	Advanced Energy Industries, Inc.	186,504
8,800		Belden Cdt, Inc.	503,888
7,674	@	Greatbatch, Inc.	230,527
10,705	@	Littelfuse, Inc.	429,056
15,000	@	Magnetek, Inc.	74,700
8,614	L	Vicor Corp.	102,248

			1,526,923

		Electronics: 3.8%
1,600		Analogic Corp.	105,600
2,541	L	Bel Fuse, Inc.	92,289
18,100	@	Benchmark Electronics, Inc.	400,191
9,414	@,L	Checkpoint Systems, Inc.	235,632
34,595	@,L	Coherent, Inc.	1,073,137
20,110	L	CTS Corp.	241,722
14,832		Cubic Corp.	372,728
8,182	@,L	Cymer, Inc.	328,425
5,335	@,L	Dionex Corp.	378,252
5,140	@,L	Itron, Inc.	347,721
5,540		Keithley Instruments, Inc.	73,516
41,788		Methode Electronics, Inc.	630,163
12,231	@	Paxar Corp.	369,988
19,300	@	Photon Dynamics, Inc.	211,335
9,620	@,L	Planar Systems, Inc.	69,745
4,200	@	Plexus Corp.	92,442
30,726	@	Trimble Navigation Ltd.	896,892
8,204		Woodward Governor Co.	453,189
6,500		X-Rite, Inc.	97,240

			6,470,207

		Energy — Alternate Sources: 0.2%
20,173	@,L	Headwaters, Inc.	397,812

			397,812

		Engineering & Construction: 1.6%
27,847	@	EMCOR Group, Inc.	1,826,485
4,200	@,L	Shaw Group, Inc.	169,932
15,473	@	URS Corp.	777,982

			2,774,399

		Entertainment: 0.4%
20,111	@	Pinnacle Entertainment, Inc.	615,397

			615,397

		Environmental Control: 0.7%
15,349	@,L	Tetra Tech, Inc.	338,599
27,882	@,L	Waste Connections, Inc.	859,323

			1,197,922

		Food: 1.8%
28,241		Corn Products International, Inc.	1,158,728
16,919		Flowers Foods, Inc.	583,706
6,666	@,L	Hain Celestial Group, Inc.	190,648
4,168		J&J Snack Foods Corp.	163,927
6,900	L	Nash Finch Co.	324,645
2,100	@,L	Ralcorp Holdings, Inc.	122,136
2,900		Spartan Stores, Inc.	76,560
14,262	@	TreeHouse Foods, Inc.	399,906

			3,020,256

		Forest Products & Paper: 1.2%
23,392	@	Buckeye Technologies, Inc.	332,634
10,606	@	Caraustar Industries, Inc.	62,894
1,640		Deltic Timber Corp.	88,494
7,300	L	Neenah Paper, Inc.	319,740
22,880		Rock-Tenn Co.	798,970
3,657		Schweitzer-Mauduit International, Inc.	109,856
23,103	L	Wausau Paper Corp.	316,280

			2,028,868

		Gas: 4.7%
19,057		Atmos Energy Corp.	617,256
3,316		Cascade Natural Gas Corp.	87,310
39,947	S	Energen Corp.	2,353,677
1,517		New Jersey Resources Corp.	83,101
8,461	L	Northwest Natural Gas Co.	421,612
45,600		Southern Union Co.	1,586,880
30,192		Southwest Gas Corp.	1,152,127
58,008		UGI Corp.	1,670,630

			7,972,593

		Healthcare — Products: 4.3%
9,700	@,L	Biolase Technology, Inc.	58,200
4,855	@	Biosite, Inc.	446,272
2,114		Datascope Corp.	77,901
23,800	@,L	Haemonetics Corp.	1,181,432
13,980	@,L	Hologic, Inc.	756,178
5,950	@,L	ICU Medical, Inc.	238,893
8,589	@	Idexx Laboratories, Inc.	758,323
11,859	@	Immucor, Inc.	374,507
6,190	L	LCA-Vision, Inc.	280,098
24,430	L	Mentor Corp.	987,949
10,707	@	Osteotech, Inc.	78,375
5,200	@,L	Palomar Medical Technologies, Inc.	202,228
6,180	@,L	Possis Medical, Inc.	72,739
22,700	@,L	PSS World Medical, Inc.	425,625
20,608	@	Respironics, Inc.	909,843
12,280	@,L	SurModics, Inc.	460,746

			7,309,309

		Healthcare — Services: 3.3%
37,823	@	AMERIGROUP Corp.	964,487
16,081	@,L	Amsurg Corp.	395,753
27,311	@,L	Centene Corp.	627,880
5,400	@,L	Genesis HealthCare Corp.	368,820
15,875	@	Gentiva Health Services, Inc.	325,120
10,490	@,L	Healthways, Inc.	489,044
8,824	@,L	Odyssey HealthCare, Inc.	114,447
24,780	@	Pediatrix Medical Group, Inc.	1,427,824

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Healthcare — Services (continued)
15,200	@,L	Sierra Health Services, Inc.	$633,536
6,716	@,L	Sunrise Senior Living, Inc.	262,999

			5,609,910

		Home Builders: 0.8%
18,481	@,L	Champion Enterprises, Inc.	210,129
2,020		Coachmen Industries, Inc.	20,745
34,340		Winnebago Industries	1,064,540

			1,295,414

		Home Furnishings: 0.4%
5,142	@,L	Audiovox Corp.	69,057
16,235	L	Ethan Allen Interiors, Inc.	589,493

			658,550

		Household Products/ Wares: 0.4%
15,600	@,L	Central Garden and Pet Co.	207,792
23,781	@,L	Playtex Products, Inc.	354,337
5,460		WD-40 Co.	181,982

			744,111

		Housewares: 0.3%
1,208		National Presto Industries, Inc.	73,229
7,465		Toro Co.	446,631

			519,860

		Insurance: 6.4%
37,767		Delphi Financial Group	1,621,715
3,685		Hilb Rogal & Hobbs Co.	159,892
5,620		Infinity Property & Casualty Corp.	296,905
10,830		Landamerica Financial Group, Inc.	1,003,833
35,977	@,L	Philadelphia Consolidated Holding Co.	1,482,252
16,481		Presidential Life Corp.	300,943
23,649	@,L	ProAssurance Corp.	1,336,641
22,292	L	RLI Corp.	1,280,675
14,194		Safety Insurance Group, Inc.	591,038
3,612	@,L	SCPIE Holdings, Inc.	77,297
62,060		Selective Insurance Group	1,698,581
6,300		United Fire & Casualty Co.	246,645
17,090		Zenith National Insurance Corp.	826,643

			10,923,060

		Internet: 1.9%
2,920	@,L	Blue Coat Systems, Inc.	128,451
15,500	@,L	Blue Nile, Inc.	890,785
17,950	@,L	Infospace, Inc.	439,416
13,720	@,L	j2 Global Communications, Inc.	457,288
26,200	@	Napster, Inc.	98,250
11,035	@	PC-Tel, Inc.	107,702
30,079	@	Secure Computing Corp.	229,202
21,311	@	Stamps.com, Inc.	290,895
20,384		United Online, Inc.	347,751
12,980	@,L	Websense, Inc.	292,050

			3,281,790

		Iron/ Steel: 1.8%
5,262		Carpenter Technology Corp.	697,583
10,112		Chaparral Steel Co.	740,198
15,119		Cleveland-Cliffs, Inc.	1,334,857
6,720	@	Material Sciences Corp.	71,366
3,600	L	Ryerson, Inc.	136,548
3,100		Steel Technologies, Inc.	92,907

			3,073,459

		Leisure Time: 0.9%
13,200	@	K2, Inc.	201,432
5,900	L	Nautilus, Inc.	75,992
21,100	L	Polaris Industries, Inc.	1,162,399

			1,439,823

		Lodging: 0.1%
2,900	@	Monarch Casino & Resort, Inc.	79,199

			79,199

		Machinery — Diversified: 2.3%
24,921		Applied Industrial Technologies, Inc.	729,188
2,900		Cascade Corp.	197,490
9,643	@	Gardner Denver, Inc.	397,195
7,767	@	Gerber Scientific, Inc.	88,621
22,159		IDEX Corp.	835,394
6,100	@,L	Intevac, Inc.	117,669
17,334		Manitowoc Co., Inc.	1,313,571
3,559		Robbins & Myers, Inc.	159,870

			3,838,998

		Metal Fabricate/ Hardware: 0.6%
7,930		AM Castle & Co.	293,410
1,907		Lawson Products	70,235
14,215		Quanex Corp.	681,467

			1,045,112

		Miscellaneous Manufacturing: 3.3%
32,121		Acuity Brands, Inc.	1,950,066
6,875	L	AO Smith Corp.	270,119
6,618		Aptargroup, Inc.	248,572
7,345	@,L	Ceradyne, Inc.	496,302
23,650	@	EnPro Industries, Inc.	982,421
8,830	@	Lydall, Inc.	124,591
7,400		Myers Industries, Inc.	164,058
4,087		Standex International Corp.	116,602
21,320	@,L	Sturm Ruger & Co., Inc.	295,708
42,948		Tredegar Corp.	992,528

			5,640,967

		Office Furnishings: 0.1%
8,075		Interface, Inc.	136,306

			136,306

		Oil & Gas: 2.7%
13,800	@,L	Atwood Oceanics, Inc.	905,832
27,452		Cabot Oil & Gas Corp.	1,070,628
3,974		Penn Virginia Corp.	317,125
9,000	@,L	Petroleum Development Corp.	458,730
17,400		St. Mary Land & Exploration Co.	650,064
8,247	@,L	Swift Energy Co.	354,868
14,242	@	Unit Corp.	877,450

			4,634,697

		Oil & Gas Services: 3.7%
8,088	@,L	Dril-Quip, Inc.	392,430
44,553	@,L	Helix Energy Solutions Group, Inc.	1,775,437
10,100	@	Hornbeck Offshore Services, Inc.	403,091
8,306	@,L	Lone Star Technologies	559,658
10,539		Lufkin Industries, Inc.	673,547
3,020	@	Oceaneering International, Inc.	151,121
18,299	@,L	SEACOR Holdings, Inc.	1,692,475
10,140	@	W-H Energy Services, Inc.	646,932

			6,294,691

		Pharmaceuticals: 1.7%
5,400		Alpharma, Inc.	131,220
4,530	@,L	Bradley Pharmaceuticals, Inc.	100,022

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Pharmaceuticals (continued)
8,300	@	HealthExtras, Inc.	$252,569
15,782	@,L	MGI Pharma, Inc.	337,419
32,564	@,L	Noven Pharmaceuticals, Inc.	763,626
14,740	@,L	Sciele Pharma, Inc.	364,373
19,410	@	Theragenics Corp.	85,210
12,588	@,L	USANA Health Sciences, Inc.	489,421
23,300	@,L	Viropharma, Inc.	337,617

			2,861,477

		Real Estate Investment Trusts: 1.0%
1,700		EastGroup Properties, Inc.	83,130
6,525	L	Essex Property Trust, Inc.	830,176
12,440		Inland Real Estate Corp.	223,920
12,000		LTC Properties, Inc.	287,760
4,400		PS Business Parks, Inc.	295,460

			1,720,446

		Retail: 8.2%
20,163		Brown Shoe Co., Inc.	597,631
23,666		Casey’s General Stores, Inc.	639,219
12,370		Cash America International, Inc.	513,231
14,808		Cato Corp.	322,074
21,739	@,L	CEC Entertainment, Inc.	841,734
40,846	@,L	Dress Barn, Inc.	943,134
6,100	@,L	Genesco, Inc.	319,335
9,354	@,L	Hibbett Sporting Goods, Inc.	261,631
33,160	@,L	HOT Topic, Inc.	367,413
7,290	L	IHOP Corp.	423,914
14,147	@	Insight Enterprises, Inc.	313,498
16,995	@,L	Jack in the Box, Inc.	1,299,608
16,400	@	Jo-Ann Stores, Inc.	554,648
17,000	@,L	JOS A Bank Clothiers, Inc.	715,530
14,856		Men’s Wearhouse, Inc.	792,419
5,800		Movado Group, Inc.	193,314
5,460	@	O’Charleys, Inc.	123,341
5,880	@,L	Panera Bread Co.	331,456
7,130	@,L	Papa John’s International, Inc.	220,674
12,230	@,L	PF Chang’s China Bistro, Inc.	474,402
11,900	@	Rare Hospitality International, Inc.	345,576
6,320	@,L	School Specialty, Inc.	220,821
39,101	@,L	Select Comfort Corp.	708,510
40,732	@,L	Sonic Corp.	993,046
14,700	@	Texas Roadhouse, Inc.	203,595
39,400		Triarc Cos	608,730
9,391	@,L	Tween Brands, Inc.	408,790
4,100		World Fuel Services Corp.	167,731

			13,905,005

		Savings & Loans: 1.7%
3,805		Anchor Bancorp. Wisconsin, Inc.	108,937
43,591	L	Bankunited Financial Corp.	999,106
18,431		Brookline Bancorp., Inc.	220,066
18,471	@,L	FirstFed Financial Corp.	1,190,825
7,800		MAF Bancorp., Inc.	420,264

			2,939,198

		Semiconductors: 3.1%
35,609	@,L	Actel Corp.	497,458
17,700	@	AMIS Holdings, Inc.	226,206
12,700	@,L	Axcelis Technologies, Inc.	81,661
56,694	@,L	Brooks Automation, Inc.	1,002,917
5,700		Cohu, Inc.	116,508
21,583	@,L	DSP Group, Inc.	470,294
17,538	@	Exar Corp.	238,341
22,561	@	Kopin Corp.	80,768
56,900	@,L	Kulicke & Soffa Industries, Inc.	544,533
19,000	@	MKS Instruments, Inc.	517,750
15,871	@,L	Pericom Semiconductor Corp.	173,946
5,100	@,L	Photronics, Inc.	74,970
24,595	@,L	Skyworks Solutions, Inc.	174,379
5,900	@	Standard Microsystems Corp.	183,018
14,726	@	Varian Semiconductor Equipment Associates, Inc.	620,680
17,600	@,L	Veeco Instruments, Inc.	318,912

			5,322,341

		Software: 1.9%
3,000	@,L	Allscripts Healthcare Solutions, Inc.	73,680
2,291	@	Ansys, Inc.	128,663
41,427	@	Captaris, Inc.	213,349
11,120	@	Digi International, Inc.	156,236
5,590	@,L	Epicor Software Corp.	80,943
26,200	@,L	Informatica Corp.	399,812
5,707		Inter-Tel, Inc.	149,238
8,966	@	JDA Software Group, Inc.	163,092
13,121	@,L	Keane, Inc.	186,187
16,640	@	Mantech International Corp.	532,147
30,705	@	Progress Software Corp.	1,008,966
3,658	@,L	SPSS, Inc.	160,989

			3,253,302

		Telecommunications: 2.0%
41,000	@	Adaptec, Inc.	166,870
20,026	@	Aeroflex, Inc.	283,168
42,700	@	Arris Group, Inc.	702,415
5,079		Black Box Corp.	185,028
44,120	@	C-COR, Inc.	645,917
8,500	@	Comtech Telecommunications	380,545
5,600		CT Communications, Inc.	175,784
31,574	@,L	Ditech Networks, Inc.	252,592
6,817	@	General Communication, Inc.	90,325
11,555	@,L	Harmonic, Inc.	105,151
12,860	@	Network Equipment Technologies, Inc.	134,387
22,700	@,L	Symmetricom, Inc.	184,551
6,850	@	Tollgrade Communications, Inc.	75,693
2,400	@	Viasat, Inc.	77,736

			3,460,162

		Textiles: 0.3%
3,850		Angelica Corp.	96,635
6,179		G&K Services, Inc.	235,235
4,400		Unifirst Corp.	183,744

			515,614

		Toys/ Games/ Hobbies: 0.2%
11,225	@,L	Jakks Pacific, Inc.	294,881

			294,881

		Transportation: 2.4%
8,669	@	EGL, Inc.	401,808
29,934		Heartland Express, Inc.	501,993
31,742	@	HUB Group, Inc.	1,173,819
6,100	@,L	Kansas City Southern	250,405
21,500		Landstar System, Inc.	1,046,190
20,752	@	Old Dominion Freight Line	648,085

			4,022,300

		Total Common Stock (Cost $131,618,515)	167,037,964

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 26.2%
		Mutual Fund: 0.9%
$1,500,000	**	ING Institutional Prime Money Market Fund	$1,500,000

		Total Mutual Fund (Cost $1,500,000)	1,500,000

		Repurchase Agreement: 0.2%
293,000		Deutsche Bank Repurchase Agreement dated 05/31/07, 5.300%, due 06/01/07, $293,043 to be received upon repurchase (Collateralized by $295,000 Federal Home Loan Bank, 5.750%, Market Value plus accrued interest $301,075, due 07/24/09)	293,000

		Total Repurchase Agreement (Cost $293,000)	293,000

		Securities Lending CollateralCC: 25.1%
42,570,000		The Bank of New York Institutional Cash Reserves Fund	42,570,000

		Total Securities Lending Collateral (Cost $42,570,000)	42,570,000

		Total Short-Term Investments (Cost $44,363,000)	44,363,000

Total Investments In Securities (Cost $175,981,515)*	124.6%	$211,400,964
Other Assets and Liabilities-Net	(24.6)	(41,702,068)

Net Assets	100.0%	$169,698,896

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $177,193,711.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$37,021,500
Gross Unrealized Depreciation	(2,814,247)

Net Unrealized Appreciation	$34,207,253

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2007

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts

Russell 2000	7	2,969,750	06/14/07	$130,978

				$130,978

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 47.1%
		Advertising: 0.4%
40		Catalina Marketing Corp.	$1,276
70	@	inVentiv Health, Inc.	2,636
1,500		Omnicom Group	157,950

			161,862

		Aerospace/ Defense: 1.9%
40	@	Armor Holdings, Inc.	3,437
370		Boeing Co.	37,218
10	L	Curtiss-Wright Corp.	451
50		DRS Technologies, Inc.	2,568
2,300		Lockheed Martin Corp.	225,630
3,888		Raytheon Co.	216,173
3,820		United Technologies Corp.	269,501

			754,978

		Agriculture: 0.7%
480	@,L	Alliance One International, Inc.	4,613
2,040		Altria Group, Inc.	145,044
1,485	@@	British American Tobacco PLC	50,332
50		Delta & Pine Land Co.	2,093
10	L	Universal Corp.	636
1,400		UST, Inc.	74,746

			277,464

		Airlines: 0.1%
70	@	Alaska Air Group, Inc.	2,041
3,080	@,@@	British Airways PLC	28,678
50	@,L	JetBlue Airways Corp.	539
216	L	Skywest, Inc.	5,946

			37,204

		Apparel: 0.4%
2,410	@	Coach, Inc.	123,778
20	@,L	CROCS, Inc.	1,627
50	@,L	Deckers Outdoor Corp.	4,395
120	@	Gymboree Corp.	5,364
320	@	Hanesbrands, Inc.	8,352
130	@,L	Iconix Brand Group, Inc.	2,893
200	L	Kellwood Co.	5,762
140	L	K-Swiss, Inc.	4,061
20		Phillips-Van Heusen	1,222
250		Wolverine World Wide, Inc.	7,258

			164,712

		Auto Manufacturers: 0.2%
6,000	@@	Fuji Heavy Industries Ltd.	28,927
3,000	@@	Nissan Motor Co., Ltd.	33,390
80	L	Wabash National Corp.	1,170

			63,487

		Auto Parts & Equipment: 0.0%
300	L	ArvinMeritor, Inc.	6,264
10	L	Bandag, Inc.	508
80	@	Lear Corp.	2,854
90		Standard Motor Products, Inc.	1,400

			11,026

		Banks: 4.0%
590		Associated Banc-Corp.	19,476
2,150	@@	Banco Bilbao Vizcaya Argentaria SA	54,374
6,830		Bank of America Corp.	346,327
1,100	@@	Bank of Ireland — Dublin Exchange	23,802
600	@@	Bank of Ireland — London Exchange	12,955
700		Bank of New York Co., Inc.	28,392
3,000	@@	Bank of Yokohama Ltd.	22,434
2,770	@@	Barclays PLC	39,604
500		Colonial BancGroup, Inc.	12,620
800		Comerica, Inc.	50,264
100		Compass Bancshares, Inc.	7,000
170	L	Corus Bankshares, Inc.	3,092
310	@@	Deutsche Bank AG	47,149
222		East-West Bancorp., Inc.	9,000
370	@@,L	First Bancorp	4,647
140		First Financial Bancorp	2,061
50		First Indiana Corp.	1,051
40		First Republic Bank	2,166
150		FirstMerit Corp.	3,230
1,212	@@	Fortis	50,312
70	L	Fremont General Corp.	928
60	L	Frontier Financial Corp.	1,396
50		Greater Bay Bancorp	1,396
240	L	Hanmi Financial Corp.	4,193
4,308	@@	HSBC Holdings PLC	79,696
2,200		Huntington Bancshares, Inc.	49,412
190		Independent Bank Corp.	3,285
5,181	@@	Intesa Sanpaolo S.p.A.	39,572
60		Investors Financial Services Corp.	3,691
300	@@	KBC Groep NV	41,388
234	@@,L	Kookmin Bank ADR	21,151
3	@@	Mitsubishi UFJ Financial Group, Inc.	34,541
1,300	@@	National Australia Bank Ltd.	45,789
160		Provident Bankshares Corp.	5,352
2,300		Regions Financial Corp.	82,041
223	@@	Societe Generale	43,436
2,000	@@	Sumitomo Trust & Banking Co., Ltd.	20,365
110	L	UCBH Holdings, Inc.	2,047
200	@@	Uniao de Bancos Brasileiros SA GDR	22,462
280		United Bankshares, Inc.	9,450
1,760		Wachovia Corp.	95,374
310		Webster Financial Corp.	13,947
5,100		Wells Fargo & Co.	184,059
60		Whitney Holding Corp.	1,862
110	L	Wilshire Bancorp., Inc.	1,401

			1,548,190

		Beverages: 0.3%
800		Anheuser-Busch Cos., Inc.	42,672
753	@@	Coca-Cola Hellenic Bottling Co. SA	34,857
513	@@	Fomento Economico Mexicano SA de CV ADR	20,438
700		Pepsi Bottling Group, Inc.	24,493
170		PepsiAmericas, Inc.	4,185

			126,645

		Biotechnology: 0.1%
90	@,L	Enzo Biochem, Inc.	1,463
60	@,L	Integra LifeSciences Holdings Corp.	3,079
50	@	Invitrogen Corp.	3,622
200	@,L	Medimmune, Inc.	11,576
880	@,L	Millennium Pharmaceuticals, Inc.	9,566
120	@	Regeneron Pharmaceuticals, Inc.	2,693

			31,999

		Building Materials: 0.1%
10	@	Drew Industries, Inc.	337
50		Florida Rock Industries, Inc.	3,403
30		Gibraltar Industries, Inc.	646
933	@@	Italcementi S.p.A.	30,309
160	L	Lennox International, Inc.	5,480
120		Universal Forest Products, Inc.	5,770

			45,945

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Chemicals: 0.5%
40		Albemarle Corp.	$1,626
500		Ashland, Inc.	30,160
250		Cabot Corp.	12,078
350		Chemtura Corp.	3,812
2,332	@@	Croda International PLC	31,960
140		HB Fuller Co.	3,815
260		Lubrizol Corp.	17,087
367	L	Lyondell Chemical Co.	13,641
430	L	Olin Corp.	8,703
10	@	OM Group, Inc.	625
530	@,L	PolyOne Corp.	3,779
100		PPG Industries, Inc.	7,619
20	L	Quaker Chemical Corp.	479
130		Sensient Technologies Corp.	3,385
700		Sigma-Aldrich Corp.	30,296
4,000	@@	Sumitomo Chemical Co., Ltd.	26,491
140		Tronox, Inc.	1,949

			197,505

		Commercial Services: 0.9%
350		ABM Industries, Inc.	10,329
50		Administaff, Inc.	1,823
70	@	Alliance Data Systems Corp.	5,454
600	@,L	Apollo Group, Inc.	28,782
100		Arbitron, Inc.	5,236
2,680	@,@@	Brambles Ltd.	28,402
100	@	Career Education Corp.	3,487
80	@,W	ChoicePoint, Inc.	3,509
60	@,L	Coinstar, Inc.	1,895
1,400	@	Convergys Corp.	36,036
30		Corporate Executive Board Co.	1,995
20		CPI Corp.	1,587
230		DeVry, Inc.	7,728
100	@	Heidrick & Struggles International, Inc.	4,874
70	@	ITT Educational Services, Inc.	7,923
130		Kelly Services, Inc.	3,747
20	@	Kendle International, Inc.	691
290	@	Korn/ Ferry International	7,543
290	@,L	Labor Ready, Inc.	6,960
50	@	Laureate Education, Inc.	2,996
220		Manpower, Inc.	20,240
80		MAXIMUS, Inc.	3,458
1,360		McKesson Corp.	85,857
50	@,L	Midas, Inc.	1,124
610	@	MPS Group, Inc.	8,388
40	@,L	Pre-Paid Legal Services, Inc.	2,599
110		Sotheby’s	5,222
310	@	Spherion Corp.	3,054
10	L	Strayer Education, Inc.	1,252
731	@@	USG People NV	34,028
10	@,L	Vertrue, Inc.	483
150	W	Viad Corp.	6,656
95	@,L	Volt Information Sciences, Inc.	2,359
150		Watson Wyatt Worldwide, Inc.	7,736

			353,453

		Computers: 3.2%
100	@	Affiliated Computer Services, Inc.	5,835
30		Agilysys, Inc.	652
500	@	Apple, Inc.	60,780
120	@	BISYS Group, Inc.	1,410
54	@,L	CACI International, Inc.	2,784
40	@,L	Catapult Communications Corp.	405
450	@	Ciber, Inc.	4,010
5,900	@	Dell, Inc.	158,533
1,600		Electronic Data Systems Corp.	46,096
9,400	@	EMC Corp.	158,766
6,930		Hewlett-Packard Co.	316,770
210		Imation Corp.	7,961
3,310		International Business Machines Corp.	352,846
40	@	Kronos, Inc.	2,192
800	@,L	Lexmark International, Inc.	41,544
40	@,L	Mercury Computer Systems, Inc.	521
95	@	Micros Systems, Inc.	5,272
900	@,L	Network Appliance, Inc.	28,971
40	@,L	Palm, Inc.	652
20	@,L	Radisys Corp.	270
500	@,L	Sandisk Corp.	21,775
240	@,L	SRA International, Inc.	6,094
60	@	SYKES Enterprises, Inc.	1,169
340	@	Synopsys, Inc.	9,017
240	@,L	Western Digital Corp.	4,514

			1,238,839

		Cosmetics/ Personal Care: 0.7%
10	@,L	Chattem, Inc.	637
300		Estee Lauder Cos., Inc.	14,190
4,050		Procter & Gamble Co.	257,378

			272,205

		Distribution/ Wholesale: 0.1%
180	L	Building Materials Holding Corp.	2,758
100		CDW Corp.	8,514
2,000	@@	Sumitomo Corp.	36,338

			47,610

		Diversified Financial Services: 2.9%
80	L	AG Edwards, Inc.	7,053
380		American Express Co.	24,692
280	@,L	AmeriCredit Corp.	7,434
6,870		Citigroup, Inc.	374,346
40		Financial Federal Corp.	1,088
700		Goldman Sachs Group, Inc.	161,574
70	L	IndyMac Bancorp., Inc.	2,351
100	@,L	Investment Technology Group, Inc.	4,065
4,540		JP Morgan Chase & Co.	235,308
5	@@	Kenedix, Inc.	21,532
60	@,L	LaBranche & Co., Inc.	496
740		Merrill Lynch & Co., Inc.	68,620
1,610		Morgan Stanley	136,914
10	@,L	Piper Jaffray Cos	669
420	L	Raymond James Financial, Inc.	13,990
200	@@	SFCG Co., Ltd.	38,022
400		SLM Corp.	22,484
70		SWS Group, Inc.	1,690

			1,122,328

		Electric: 1.6%
320	@	Aquila, Inc.	1,366
30		Central Vermont Public Service Corp.	1,093
90		Duquesne Light Holdings, Inc.	1,818
1,400		Edison International	81,578
140	@	El Paso Electric Co.	3,809
1,700		Entergy Corp.	191,930
4,083	@@	International Power PLC	36,676
770		MDU Resources Group, Inc.	23,339
600		Northeast Utilities	18,246
150		NSTAR	5,225
450		OGE Energy Corp.	16,614
400		Pepco Holdings, Inc.	11,944
1,300		Public Service Enterprise Group, Inc.	115,622
400	@@	RWE AG	45,137
1,066	@@	Scottish & Southern Energy PLC	32,137

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Electric (continued)
900	@@	Tokyo Electric Power Co., Inc.	$29,957
400		TXU Corp.	26,980

			643,471

		Electrical Components & Equipment: 0.0%
30	@	Advanced Energy Industries, Inc.	736
60	W	Ametek, Inc.	2,264
20		Belden Cdt, Inc.	1,145
20	@,L	Greatbatch, Inc.	601
70	@	Littelfuse, Inc.	2,806

			7,552

		Electronics: 0.4%
160		Amphenol Corp.	5,725
187	@,L	Coherent, Inc.	5,801
100	L	CTS Corp.	1,202
120		Cubic Corp.	3,016
10	@,L	Cymer, Inc.	401
260		Gentex Corp.	4,615
1,000	@@	Hoya Corp.	32,422
1,064	@@	Koninklijke Philips Electronics NV	45,140
270		Methode Electronics, Inc.	4,072
30		National Instruments Corp.	946
60	@	Paxar Corp.	1,815
80	@	Photon Dynamics, Inc.	876
700		Tektronix, Inc.	21,189
250	@	Thomas & Betts Corp.	14,505
128	@	Trimble Navigation Ltd.	3,736
180	@,L	Varian, Inc.	10,593
320	@	Vishay Intertechnology, Inc.	5,702

			161,756

		Energy — Alternate Sources: 0.0%
120	@,L	Headwaters, Inc.	2,366

			2,366

		Engineering & Construction: 0.3%
300	@@	Bouygues SA	26,473
180	@,L	EMCOR Group, Inc.	11,806
200		Granite Construction, Inc.	13,698
237	@@	Hochtief AG	27,342
270	@,L	Jacobs Engineering Group, Inc.	15,647
281	@	KBR, Inc.	7,736
20	@,L	Shaw Group, Inc.	809
80	@	URS Corp.	4,022

			107,533

		Entertainment: 0.0%
130	@,L	Macrovision Corp.	3,634
90	@	Pinnacle Entertainment, Inc.	2,754

			6,388

		Environmental Control: 0.0%
20	@,L	Tetra Tech, Inc.	441
45	@,L	Waste Connections, Inc.	1,387
200		Waste Management, Inc.	7,734

			9,562

		Food: 0.9%
25,000	@@	China Yurun Food Group Ltd.	30,107
127		Corn Products International, Inc.	5,211
170		Flowers Foods, Inc.	5,865
2,954		General Mills, Inc.	180,903
183		Hormel Foods Corp.	6,853
40	L	Nash Finch Co.	1,882
192	@@	Nestle SA	74,788
190		Ruddick Corp.	5,945
110	@	Smithfield Foods, Inc.	3,535
2,602	@@	Tate & Lyle PLC	30,940
60	@	TreeHouse Foods, Inc.	1,682
265	@@,L	Wimm-Bill-Dann Foods OJSC ADR	21,340

			369,051

		Forest Products & Paper: 0.3%
260	L	Bowater, Inc.	5,405
100	@	Buckeye Technologies, Inc.	1,422
150	@	Caraustar Industries, Inc.	890
210		Louisiana-Pacific Corp.	4,305
40	L	Neenah Paper, Inc.	1,752
180		Rock-Tenn Co.	6,286
1,445	@,@@	Smurfit Kappa PLC	36,650
900		Temple-Inland, Inc.	56,700
200	L	Wausau Paper Corp.	2,738

			116,148

		Gas: 0.2%
20		Atmos Energy Corp.	648
20		Cascade Natural Gas Corp.	527
258	L	Energen Corp.	15,201
200		KeySpan Corp.	8,334
290		Southern Union Co.	10,092
130		Southwest Gas Corp.	4,961
476		UGI Corp.	13,709
290		WGL Holdings, Inc.	10,228

			63,700

		Hand/ Machine Tools: 0.0%
100		Snap-On, Inc.	5,407

			5,407

		Healthcare — Products: 0.5%
130	@,L	Advanced Medical Optics, Inc.	4,563
500		Baxter International, Inc.	28,420
200		Biomet, Inc.	8,724
20	@,L	Biosite, Inc.	1,838
110	@	Cytyc Corp.	4,651
258		Dentsply International, Inc.	9,324
220	@,L	Edwards Lifesciences Corp.	11,044
80	@	Gen-Probe, Inc.	4,327
150	@	Haemonetics Corp.	7,446
100	@,L	Henry Schein, Inc.	5,353
56	@,L	Hologic, Inc.	3,029
20	@	ICU Medical, Inc.	803
31	@,L	Idexx Laboratories, Inc.	2,737
70	@,L	Immucor, Inc.	2,211
10	@,L	Intuitive Surgical, Inc.	1,376
1,400		Johnson & Johnson	88,578
30	L	LCA-Vision, Inc.	1,358
120	L	Mentor Corp.	4,853
70	@	Osteotech, Inc.	512
20	@,L	Palomar Medical Technologies, Inc.	778
80	@,L	PSS World Medical, Inc.	1,500
56	@	Respironics, Inc.	2,472
70	@,L	SurModics, Inc.	2,626
80	@	Techne Corp.	4,775

			203,298

		Healthcare — Services: 1.2%
260		Aetna, Inc.	13,762
130	@	AMERIGROUP Corp.	3,315
30	@,L	Amsurg Corp.	738
130	@,L	Centene Corp.	2,989
730	@	Coventry Health Care, Inc.	43,559
200	@@	Fresenius Medical Care AG & Co. KGaA	29,420
30	@,L	Genesis HealthCare Corp.	2,049
150	@,L	Gentiva Health Services, Inc.	3,072
100	@,L	Health Net, Inc.	5,708
20	@,L	Healthways, Inc.	932

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Healthcare — Services (continued)
740	@	Humana, Inc.	$45,917
190	@	Lincare Holdings, Inc.	7,617
130	@,L	Pediatrix Medical Group, Inc.	7,491
70	@,L	Sierra Health Services, Inc.	2,918
90	@	Triad Hospitals, Inc.	4,816
3,030		UnitedHealth Group, Inc.	165,953
90	@,L	WellCare Health Plans, Inc.	8,284
1,390	@	WellPoint, Inc.	113,160

			461,700

		Holding Companies — Diversified: 0.1%
50	L	Leucadia National Corp.	1,792
291	@@	LVMH Moet Hennessy Louis Vuitton SA	34,350

			36,142

		Home Builders: 0.2%
9,000	@,@@	Haseko Corp.	27,994
700	L	KB Home	32,123
110	L	MDC Holdings, Inc.	5,977
80		Monaco Coach Corp.	1,233
10	@	NVR, Inc.	7,970
206	L	Thor Industries, Inc.	8,977
170		Winnebago Industries	5,270

			89,544

		Home Furnishings: 0.2%
90	L	Ethan Allen Interiors, Inc.	3,268
100		Harman International Industries, Inc.	11,865
2,000	@@	Matsushita Electric Industrial Co., Ltd.	42,415

			57,548

		Household Products/ Wares: 0.2%
200		American Greetings Corp.	5,242
150		Blyth, Inc.	4,116
200	@@	Henkel KGaA — Vorzug	31,123
500		Kimberly-Clark Corp.	35,480
80	@,L	Playtex Products, Inc.	1,192
170		Tupperware Corp.	4,915

			82,068

		Insurance: 3.1%
1,200	@@	ACE Ltd.	73,884
1,700		Allstate Corp.	104,550
417		American Financial Group, Inc.	14,866
2,200		American International Group, Inc.	159,148
1,340		Chubb Corp.	73,526
270		Delphi Financial Group	11,594
200	@@	Everest Re Group Ltd.	21,446
40		First American Corp.	2,142
2,900		Genworth Financial, Inc.	104,690
110		Hanover Insurance Group, Inc.	5,367
991		Hartford Financial Services Group, Inc.	102,241
470	L	HCC Insurance Holdings, Inc.	15,468
80		Horace Mann Educators Corp.	1,786
14		Landamerica Financial Group, Inc.	1,298
15,655	@@	Legal & General Group PLC	47,645
1,950	L	Metlife, Inc.	132,600
60		Ohio Casualty Corp.	2,584
230		Old Republic International Corp.	4,982
205	@	Philadelphia Consolidated Holding Co.	8,446
90	L	PMI Group, Inc.	4,450
160		Presidential Life Corp.	2,922
150	@,L	ProAssurance Corp.	8,478
1,230	L	Prudential Financial, Inc.	125,485
80		Radian Group, Inc.	4,952
70	L	RLI Corp.	4,022
100		Safety Insurance Group, Inc.	4,164
40	@,L	SCPIE Holdings, Inc.	856
286		Selective Insurance Group	7,828
160		Stancorp Financial Group, Inc.	8,138
1,800		Travelers Cos., Inc.	97,506
562		WR Berkley Corp.	18,512
160		Zenith National Insurance Corp.	7,739
140	@@	Zurich Financial Services AG	42,847

			1,226,162

		Internet: 0.6%
600	@,L	Amazon.com, Inc.	41,484
10	@,L	Blue Coat Systems, Inc.	440
50	@,L	Blue Nile, Inc.	2,874
40	@,L	F5 Networks, Inc.	3,250
1,200	@,L	IAC/ InterActiveCorp.	41,520
90	@,L	Infospace, Inc.	2,203
70	@,L	j2 Global Communications, Inc.	2,333
291	@	McAfee, Inc.	10,697
230	@	Napster, Inc.	863
90	@,L	NetFlix, Inc.	1,973
170	@	PC-Tel, Inc.	1,659
110	@,L	Secure Computing Corp.	838
467	@,@@	SeLoger.com	24,435
80	@,L	Stamps.com, Inc.	1,092
2,900	@	Symantec Corp.	57,971
80	L	United Online, Inc.	1,365
900	@	VeriSign, Inc.	26,847

			221,844

		Iron/ Steel: 0.6%
20		Carpenter Technology Corp.	2,651
40		Chaparral Steel Co.	2,928
90	L	Cleveland-Cliffs, Inc.	7,946
1,780		Nucor Corp.	120,221
20		Steel Technologies, Inc.	599
7,000	@@	Sumitomo Metal Industries Ltd.	37,871
600		United States Steel Corp.	67,896

			240,112

		Leisure Time: 0.2%
802	@@	Carnival PLC	41,586
5,018	@@	First Choice Holidays PLC	35,494
60	@	K2, Inc.	916
30	L	Nautilus, Inc.	386
113	L	Polaris Industries, Inc.	6,225

			84,607

		Lodging: 0.1%
200		Harrah’s Entertainment, Inc.	17,090
30	@	Monarch Casino & Resort, Inc.	819

			17,909

		Machinery — Construction & Mining: 0.3%
1,754	@@	Atlas Copco AB — Class B	27,467
400	L	Caterpillar, Inc.	31,432
1,300	@@	Hitachi Construction Machinery Co., Ltd.	43,566
135		Joy Global, Inc.	7,645

			110,110

		Machinery — Diversified: 0.4%
200	@,L	AGCO Corp.	8,656
130		Applied Industrial Technologies, Inc.	3,804
10		Cascade Corp.	681
800		Cummins, Inc.	75,384
20	@	Gardner Denver, Inc.	824
788	@@	Heidelberger Druckmaschinen	38,802
92	L	IDEX Corp.	3,468

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Machinery — Diversified (continued)
20	@,L	Intevac, Inc.	$386
90		Manitowoc Co., Inc.	6,820
160		Nordson Corp.	8,318

			147,143

		Media: 1.3%
500		Clear Channel Communications, Inc.	19,200
2,950		McGraw-Hill Cos., Inc.	207,415
898	@@	Vivendi	39,113
7,360		Walt Disney Co.	260,838

			526,566

		Metal Fabricate/ Hardware: 0.0%
40		AM Castle & Co.	1,480
90		Commercial Metals Co.	3,164
69		Quanex Corp.	3,308

			7,952

		Mining: 0.2%
800		Alcoa, Inc.	33,024
1,978	@@	BHP Billiton Ltd.	52,051

			85,075

		Miscellaneous Manufacturing: 1.7%
200		Acuity Brands, Inc.	12,142
20	L	AO Smith Corp.	786
6	L	Aptargroup, Inc.	225
30	@,L	Ceradyne, Inc.	2,027
1,100		Cooper Industries Ltd.	58,938
300		Crane Co.	13,107
1,400		Eastman Kodak Co.	35,504
700		Eaton Corp.	65,618
150	@	EnPro Industries, Inc.	6,231
4,710		General Electric Co.	177,002
2,500	@@	Konica Minolta Holdings, Inc.	34,082
90	@	Lydall, Inc.	1,270
40		Myers Industries, Inc.	887
1,000		Parker Hannifin Corp.	101,360
60	L	Pentair, Inc.	2,219
534	@@	Siemens AG	70,320
100		Standex International Corp.	2,853
160	@,L	Sturm Ruger & Co., Inc.	2,219
226		Teleflex, Inc.	18,148
230		Tredegar Corp.	5,315
2,024	@@	Tyco International Ltd.	67,521

			677,774

		Office Furnishings: 0.0%
218		Herman Miller, Inc.	7,848

			7,848

		Office/ Business Equipment: 0.3%
5,500	@,L	Xerox Corp.	103,785

			103,785

		Oil & Gas: 4.6%
70	@,L	Atwood Oceanics, Inc.	4,595
40		Cabot Oil & Gas Corp.	1,560
4,466		Chevron Corp.	363,934
140		Cimarex Energy Co.	5,884
100		ConocoPhillips	7,743
1,300	@@	ERG S.p.A.	34,492
7,890		ExxonMobil Corp.	656,211
80	@,L	Forest Oil Corp.	3,247
150		Frontier Oil Corp.	6,039
506		Helmerich & Payne, Inc.	17,148
2,100		Marathon Oil Corp.	260,001
300	@	Newfield Exploration Co.	14,412
350		Noble Energy, Inc.	22,152
1,100		Occidental Petroleum Corp.	60,467
271	@@,L	Petroleo Brasileiro SA ADR	29,311
40	@,L	Petroleum Development Corp.	2,039
90	@,L	Pride International, Inc.	3,241
1,800	@@	Royal Dutch Shell PLC — Class B	67,942
40	@	Southwestern Energy Co.	1,904
140		St. Mary Land & Exploration Co.	5,230
800	@@	Total SA	60,298
50	@	Unit Corp.	3,081
2,020		Valero Energy Corp.	150,732

			1,781,663

		Oil & Gas Services: 0.5%
30	@	Cameron International Corp.	2,127
20	@,L	Dril-Quip, Inc.	970
20	@	Grant Prideco, Inc.	1,136
2,202		Halliburton Co.	79,162
100	@,L	Hanover Compressor Co.	2,500
260	@,L	Helix Energy Solutions Group, Inc.	10,361
50	@,L	Hornbeck Offshore Services, Inc.	1,996
40	@	Lone Star Technologies	2,695
50		Lufkin Industries, Inc.	3,196
1,600	@,@@	Petroleum Geo-Services ASA	40,136
130	@,L	SEACOR Holdings, Inc.	12,024
330	L	Tidewater, Inc.	21,780
60	@	W-H Energy Services, Inc.	3,828

			181,911

		Packaging & Containers: 0.1%
1,200	@	Pactiv Corp.	40,764
370		Sonoco Products Co.	16,021

			56,785

		Pharmaceuticals: 2.7%
20	L	Alpharma, Inc.	486
1,760		AmerisourceBergen Corp.	90,147
767	@@	AstraZeneca PLC	40,782
30	@,L	Bradley Pharmaceuticals, Inc.	662
200		Bristol-Myers Squibb Co.	6,062
60	@,L	Cephalon, Inc.	4,981
100	@	Endo Pharmaceuticals Holdings, Inc.	3,532
2,100	@	Forest Laboratories, Inc.	106,491
2,200	@@	GlaxoSmithKline PLC	57,308
20	@	HealthExtras, Inc.	609
2,330	@,L	King Pharmaceuticals, Inc.	49,489
1,370		Merck & Co., Inc.	71,857
40	@,L	MGI Pharma, Inc.	855
1,800	L	Mylan Laboratories	35,586
130	@,L	Noven Pharmaceuticals, Inc.	3,049
344	@@	Omega Pharma SA	27,703
9,110		Pfizer, Inc.	250,434
380	@@	Roche Holding AG	69,724
7,000		Schering-Plough Corp.	229,180
60	@,L	Sciele Pharma, Inc.	1,483
140	@,L	Sepracor, Inc.	6,818
110	@	Theragenics Corp.	483
70	@,L	USANA Health Sciences, Inc.	2,722
30	@	VCA Antech, Inc.	1,187
120	@,L	Viropharma, Inc.	1,739

			1,063,369

		Pipelines: 0.0%
250		Oneok, Inc.	13,525

			13,525

		Real Estate: 0.2%
2,000	@@	Cheung Kong Holdings Ltd.	25,854
1,000	@@	Mitsui Fudosan Co., Ltd.	31,508

			57,362

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Real Estate Investment Trusts: 0.1%
220		Archstone-Smith Trust	$13,574
15	L	Essex Property Trust, Inc.	1,908
450		Hospitality Properties Trust	19,998
20		Liberty Property Trust	938
80		LTC Properties, Inc.	1,918

			38,336

		Retail: 2.4%
220	@,L	Aeropostale, Inc.	10,186
391	L	American Eagle Outfitters	10,557
300	@	Autozone, Inc.	38,589
900	@,L	Big Lots, Inc.	28,350
172		Brown Shoe Co., Inc.	5,098
120		Casey’s General Stores, Inc.	3,241
50		Cash America International, Inc.	2,075
70		Cato Corp.	1,523
110	@	CEC Entertainment, Inc.	4,259
440	@,L	Charming Shoppes, Inc.	5,482
300		Dollar General Corp.	6,492
350	@	Dollar Tree Stores, Inc.	14,809
1,100	@@	Don Quijote Co., Ltd.	21,651
260	@,L	Dress Barn, Inc.	6,003
1,300		Family Dollar Stores, Inc.	43,745
2,700	@	Federated Department Stores, Inc.	107,811
220	@	GameStop Corp.	8,136
30	@,L	Genesco, Inc.	1,571
20	@,L	Hibbett Sporting Goods, Inc.	559
50	@,L	HOT Topic, Inc.	554
30	L	IHOP Corp.	1,745
110	@,L	Jack in the Box, Inc.	8,412
600		JC Penney Co., Inc.	48,288
50	@,L	Jo-Ann Stores, Inc.	1,691
100	@,L	JOS A Bank Clothiers, Inc.	4,209
2,600	@	Kohl’s Corp.	195,832
73		Men’s Wearhouse, Inc.	3,894
30		Movado Group, Inc.	1,000
2,000		Nordstrom, Inc.	103,860
70		OSI Restaurant Partners, Inc.	2,849
35	@,L	Panera Bread Co.	1,973
244	@	Payless Shoesource, Inc.	8,716
40	@,L	PF Chang’s China Bistro, Inc.	1,552
600	L	RadioShack Corp.	20,484
60	@	Rare Hospitality International, Inc.	1,742
170		Regis Corp.	6,778
410		Ross Stores, Inc.	13,464
100	@,L	School Specialty, Inc.	3,494
206	@,L	Select Comfort Corp.	3,733
900	@@	Seven & I Holdings Co., Ltd.	26,124
318	@,L	Sonic Corp.	7,753
500		TJX Cos., Inc.	13,985
450		Triarc Cos	6,953
37	@,L	Tween Brands, Inc.	1,611
2,300		Wal-Mart Stores, Inc.	109,480

			920,313

		Savings & Loans: 0.4%
190	L	Bankunited Financial Corp.	4,355
90	@,L	FirstFed Financial Corp.	5,802
40		MAF Bancorp., Inc.	2,155
3,400	L	Washington Mutual, Inc.	148,648

			160,960

		Semiconductors: 0.5%
240	@	Actel Corp.	3,353
700		Applied Materials, Inc.	13,370
1,160	@	Atmel Corp.	6,484
50	@,L	Axcelis Technologies, Inc.	322
340	@,L	Brooks Automation, Inc.	6,015
90		Cohu, Inc.	1,840
80	@	DSP Group, Inc.	1,743
500	@,@@	Elpida Memory, Inc.	20,518
100	@	Exar Corp.	1,359
450	@	Integrated Device Technology, Inc.	6,755
100	@,L	International Rectifier Corp.	3,623
350	@,L	Kulicke & Soffa Industries, Inc.	3,350
211	@	Lam Research Corp.	11,322
59		Microchip Technology, Inc.	2,394
80	@	MKS Instruments, Inc.	2,180
1,200	@,L	Novellus Systems, Inc.	36,828
200	@,L	Pericom Semiconductor Corp.	2,192
420	@,L	Semtech Corp.	6,993
1,400	@@	Shinko Electric Industries	26,870
80	@,L	Skyworks Solutions, Inc.	567
20	@	Standard Microsystems Corp.	620
2,100	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,911
1,600	@,L	Teradyne, Inc.	27,232
53	@,L	Varian Semiconductor Equipment Associates, Inc.	2,213
90	@,L	Veeco Instruments, Inc.	1,631

			212,685

		Software: 1.0%
70	L	Acxiom Corp.	1,946
40	@	Advent Software, Inc.	1,442
22	@,L	Ansys, Inc.	1,236
1,800	@	BMC Software, Inc.	59,652
30	@	BroADRidge Financial Solutions ADR	607
3,600		CA, Inc.	95,508
150	@	Captaris, Inc.	773
400	@	Citrix Systems, Inc.	13,444
190	@,L	CSG Systems International	5,282
87		Dun & Bradstreet Corp.	8,711
700		First Data Corp.	22,890
100	@,L	Informatica Corp.	1,526
30		Inter-Tel, Inc.	785
1,200	@,L	Intuit, Inc.	36,600
60	@,L	Keane, Inc.	851
70	@	Mantech International Corp.	2,239
1,990		Microsoft Corp.	61,033
100	@,L	Progress Software Corp.	3,286
445	@,L	Sybase, Inc.	10,707
1,877	@,@@	Tele Atlas NV	42,750
100	@	Wind River Systems, Inc.	1,061

			372,329

		Telecommunications: 2.5%
950	@	3Com Corp.	4,446
110	@	Adaptec, Inc.	448
400	@,L	ADC Telecommunications, Inc.	6,700
100	@	Aeroflex, Inc.	1,414
2,862	@@	Alcatel SA	39,858
400		Alltel Corp.	27,408
180	@	Arris Group, Inc.	2,961
5,282		AT&T, Inc.	218,358
210	@	C-COR, Inc.	3,074
900		CenturyTel, Inc.	44,478
1,420	@	Cincinnati Bell, Inc.	8,279
9,510	@	Cisco Systems, Inc.	256,009
20	@,L	CommScope, Inc.	1,095
30	@,L	Comtech Telecommunications	1,343
30		CT Communications, Inc.	942
160	@,L	Ditech Networks, Inc.	1,280
218		Harris Corp.	10,883
2,300		Motorola, Inc.	41,837
342	@@	Orascom Telecom GDR	22,698
70	@,L	Polycom, Inc.	2,220
490		Qualcomm, Inc.	21,046
1,200		Sprint Nextel Corp.	27,420
140	@,L	Symmetricom, Inc.	1,138
18,596	@@	Telecom Italia S.p.A. RNC	43,337

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Telecommunications (continued)
2,178	@@	Telefonica SA	$49,556
260		Telephone & Data Systems, Inc.	16,094
80	@	Tollgrade Communications, Inc.	884
320	@,L	Utstarcom, Inc.	2,307
2,100		Verizon Communications, Inc.	91,413
12,087	@@	Vodafone Group PLC	37,822

			986,748

		Textiles: 0.1%
180	@,L	Mohawk Industries, Inc.	18,371

			18,371

		Toys/ Games/ Hobbies: 0.3%
50	@	Jakks Pacific, Inc.	1,314
3,400		Mattel, Inc.	95,234

			96,548

		Transportation: 0.2%
220		Con-way, Inc.	12,474
4	@@	East Japan Railway Co.	30,901
40	@	EGL, Inc.	1,854
80		Expeditors International Washington, Inc.	3,493
120		Heartland Express, Inc.	2,012
160	@,L	HUB Group, Inc.	5,917
20	@,L	Kansas City Southern	821
110		Landstar System, Inc.	5,353
140	@,L	Old Dominion Freight Line	4,372
152		Overseas Shipholding Group	12,092
40	@	YRC Worldwide, Inc.	1,608

			80,897

		Water: 0.1%
589	@@	Veolia Environnement	49,370

			49,370

		Total Common Stock (Cost $14,827,192)	18,426,745

EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
380	L	iShares S&P SmallCap 600 Index Fund	27,588
270	L	Midcap SPDR Trust Series 1	45,090

		Total Exchange-Traded Funds (Cost $69,181)	72,678

PREFERRED STOCK: 0.8%
		Diversified Financial Services: 0.2%
2,775	P	Merrill Lynch & Co., Inc.	70,041

			70,041

		Insurance: 0.5%
3,025	@@,P	Aegon NV	75,655
1,000	@@,P	Aegon NV — Series 1	25,150
3,525	P	Metlife, Inc.	91,403

			192,208

		Media: 0.1%
1,040	@@	ProSieben SAT.1 Media AG	38,225

			38,225

		Total Preferred Stock (Cost $290,728)	300,474

Principal Amount			Value

CORPORATE BONDS/ NOTES: 9.0%
		Banks: 4.3%
$70,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.494%, due 10/30/49	$60,951
79,000	@@,#, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	79,704
28,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	30,217
30,000	@@,C	Bank of Ireland, 5.610%, due 12/29/49	26,129
30,000	@@,C	Bank of Nova Scotia, 5.500%, due 08/21/85	25,474
10,000	@@	Bank of Scotland, 6.450%, due 11/30/49	8,637
19,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	19,761
20,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	17,497
50,000	@@,C	BNP Paribas, 5.402%, due 09/29/49	42,890
36,000	@@,#, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	34,557
28,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	26,852
30,000	@@,C	Den Norske Bank ASA, 5.500%, due 08/29/49	25,650
10,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	8,658
44,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	52,110
96,000	@@,#, C	HBOS PLC, 5.375%, due 11/29/49	94,110
110,000	@@,C	HSBC Bank PLC, 5.538%, due 06/29/49	94,325
60,000	@@,C	HSBC Bank PLC, 5.625%, due 06/29/49	52,066
70,000	@@,C	Lloyds TSB Bank PLC, 5.478%, due 08/29/49	60,442
10,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	8,703
38,000	C	Mellon Capital I, 7.720%, due 12/01/26	39,484
45,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	47,145
40,000	@@,C	National Australia Bank Ltd., 5.525%, due 10/29/49	34,730
10,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	8,529
44,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	42,727
19,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	18,262
13,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	12,645
50,000	@@,#, C	Resona Bank Ltd., 5.850%, due 09/29/49	49,098
110,000	@@,C	Royal Bank of Scotland Group PLC, 5.586%, due 12/29/49	94,469
40,000	@@,C	Societe Generale, 5.469%, due 11/29/49	34,583
123,000	@@,#, C	Societe Generale, 5.922%, due 04/29/49	120,981
90,000	@@,C	Standard Chartered PLC, 5.563%, due 07/29/49	74,880
10,000	@@,C	Standard Chartered PLC, 5.588%, due 01/29/49	8,313
130,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	109,467
49,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	50,273
44,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	44,093

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

		Banks (continued)
$30,000	@@,C	Westpac Banking Corp., 5.494%, due 09/30/49	$25,681
57,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	53,843
66,000	@@,#, C	Woori Bank, 6.125%, due 05/03/16	66,797

			1,704,733

		Chemicals: 0.1%
10,000	Z	Stauffer Chemical, 5.750%, due 04/15/10	8,516
10,000	Z	Stauffer Chemical, 6.070%, due 04/15/18	5,271
30,000	Z	Stauffer Chemical, 7.850%, due 04/15/17	16,789

			30,576

		Diversified Financial Services: 2.1%
123,000	@@,#, C,L	Aiful Corp., 4.450%, due 02/16/10	118,502
72,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	74,567
25,000	@@,C	Financiere CSFB NV, 5.500%, due 03/29/49	21,500
51,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	50,350
51,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	64,989
86,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	83,715
30,000	@@,C	Paribas, 5.500%, due 12/31/49	25,883
19,500	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	19,235
29,234	@@,#, C	Petroleum Export Ltd., 5.265%, due 06/15/11	28,402
75,226	@@,#, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	77,812
100,000	@@,#, C	Preferred Term Securities Ltd., 5.855%, due 03/23/35	100,425
55,000	C	Residential Capital LLC, 6.500%, due 06/01/12	54,756
260,403	#,Z	Toll Road Investors Partnership II LP, 17.630%, due 02/15/45	33,620
55,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	57,388

			811,144

		Electric: 0.8%
105,000	C	Commonwealth Edison, 6.150%, due 03/15/12	106,137
44,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	40,409
56,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	55,538
12,000	@@	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	13,967
43,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	43,527
53,000	C	NorthWestern Corp., 5.875%, due 11/01/14	51,934

			311,512

		Insurance: 0.2%
72,000	@@,C	Aegon NV, 5.362%, due 07/29/49	62,105
22,000	C,L	Allstate Corp., 6.500%, due 05/15/57	21,489

			83,594

		Oil & Gas: 0.6%
40,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	37,975
8,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	8,375
62,000	C	Hess Corp., 7.300%, due 08/15/31	67,558
18,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	19,103
68,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	70,210
41,000	@@,#, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	38,820

			242,041

		Pipelines: 0.1%
55,000	@@,C	Enbridge, Inc., 5.800%, due 06/15/14	54,948

			54,948

		Real Estate Investment Trusts: 0.2%
14,000	C	Liberty Property LP, 6.375%, due 08/15/12	14,465
48,000	C	Liberty Property LP, 7.750%, due 04/15/09	49,711

			64,176

		Telecommunications: 0.6%
75,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	76,083
35,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	34,250
32,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	30,908
53,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	56,742
41,000	@@,C	Vodafone Group PLC, 6.150%, due 02/27/37	39,693

			237,676

		Total Corporate Bonds/ Notes (Cost $3,570,763)	3,540,400

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.6%
		Federal Home Loan Mortgage Corporation: 3.1%
153,566	C,S	4.500%, due 12/15/16	150,496
118,119	C,S	5.000%, due 08/15/16	115,631
126,000	L	5.000%, due 04/18/17	123,654
150,000	C,S	5.000%, due 05/15/20	144,267
42,000	C,S	5.000%, due 04/15/32	40,603
102,000		5.125%, due 04/18/11	101,956
101,000	C	5.250%, due 03/15/12	100,259
27,000	C,S	5.500%, due 12/15/20	26,558
16,000	C,S	5.500%, due 10/15/32	15,827
14,000	C,S	5.500%, due 11/15/32	13,641
46,000	C,S	5.500%, due 07/15/33	45,260
104,000		5.750%, due 06/27/16	106,156
34,121	S	6.000%, due 12/01/28	34,377
147,993	C,S	6.000%, due 01/15/29	149,394
49,675	S	7.000%, due 11/01/31	51,523

			1,219,602

		Federal National Mortgage Association: 14.2%
63,000		4.500%, due 04/25/21	60,283
75,535	S	4.817%, due 08/01/35	74,441
47,000		4.875%, due 05/18/12	46,410
136,067		5.000%, due 12/01/36	129,735
1,735,000	W	5.000%, due 06/01/37	1,651,232
210,000		5.250%, due 08/01/12	209,513
198,000	C	5.400%, due 03/26/12	197,450
99,079	S	5.500%, due 02/01/18	98,338
1,370,000		5.500%, due 06/15/19	1,359,511
293,000	S	5.500%, due 05/25/30	286,102
83,509	S	5.500%, due 11/01/33	81,786

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

		Federal National Mortgage Association (continued)
$80,481	S	5.500%, due 01/25/36	$78,505
113,752	S	5.500%, due 12/25/36	111,224
76,000	C	5.550%, due 03/29/10	75,988
14,000		6.000%, due 06/01/16	14,142
101,006	S	6.000%, due 08/01/16	102,195
30,276	S	6.000%, due 10/01/18	30,621
103,743	S	6.000%, due 04/25/31	105,018
443,000	W	6.000%, due 06/15/34	442,515
187,640	S	6.500%, due 04/01/37	190,625
124,562	S	6.500%, due 05/01/37	126,544
39,000		6.625%, due 11/15/30	45,167
32,585	S	7.000%, due 02/01/31	33,984
16,235	S	7.000%, due 03/01/32	16,921
3,000		7.000%, due 06/15/34	3,091
5,189	S	7.500%, due 09/01/31	5,426

			5,576,767

		Government National Mortgage Association: 0.3%
12,681	S	6.500%, due 02/15/26	13,027
16,580	S	6.500%, due 02/15/29	17,060
22,036	S	6.500%, due 01/15/32	22,654
32,570	S	7.000%, due 02/15/28	34,070
26,011	S	7.500%, due 12/15/23	27,240

			114,051

		Total U.S. Government Agency Obligations (Cost $6,990,581)	6,910,420

U.S. TREASURY OBLIGATIONS: 11.1%
		U.S. Treasury Bonds: 1.9%
422,000	L	4.500%, due 05/15/17	409,208
350,000	L	4.500%, due 02/15/36	322,301

			731,509

		U.S. Treasury Notes: 6.5%
1,017,000	L	4.500%, due 04/30/09	1,009,293
777,000	L	4.500%, due 05/15/10	769,352
761,000	L	4.500%, due 04/30/12	749,407

			2,528,052

		Treasury Inflation Indexed Protected Securities: 2.7%
147,000		2.000%, due 01/15/26	140,198
188,000	L	2.375%, due 04/15/11	193,455
388,000		2.375%, due 01/15/17	390,220
105,000	L	2.375%, due 01/15/25	111,815
188,000	L	3.875%, due 01/15/09	240,131

			1,075,819

		Total U.S. Treasury Obligations (Cost $4,374,238)	4,335,380

ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed Securities: 0.0%
11,864	C,S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	11,820

			11,820

		Credit Card Asset-Backed Securities: 0.1%
45,000	C,S	Bank One Issuance Trust, 4.540%, due 09/15/10	44,729

			44,729

		Other Asset-Backed Securities: 0.7%
5,799	C,S	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	5,802
47,758	C,S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	46,889
3,000	C,S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	2,985
79,000	C,S	Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	78,642
25,000	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	24,899
36,000	C,S	Equity One, Inc., 5.050%, due 09/25/33	35,487
25,000	C,S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,913
2,000	C,S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,989
32,000	C,S	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	31,906

			253,512

		Total Asset-Backed Securities (Cost $312,358)	310,061

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.2%
264,375	C,S	American Home Mortgage Assets, 5.817%, due 02/25/47	264,375
94,414	C,S	Banc of America Alternative Loan Trust, 6.296%, due 11/25/21	94,748
22,444	C,S	Banc of America Alternative Loan Trust, 6.507%, due 04/25/37	22,585
12,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	11,571
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,813
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	9,816
44,000	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	43,456
10,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,261
89,482	C,S	Banc of America Funding Corp., 5.855%, due 05/20/36	88,793
26,000	C,S	Banc of America Mortgage Securities, Inc., 4.143%, due 07/25/34	25,375
32,919	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	32,674
37,581	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	36,364
67,335	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	67,305
42,338	C,S	Chaseflex Trust, 6.500%, due 02/25/37	42,623
41,061	C,S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	40,877
193,978	C,S	Countrywide Alternative Loan Trust, 5.419%, due 10/25/35	189,823
144,643	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	143,807
847	C	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	852

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

$409,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	$402,129
31,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.781%, due 04/15/62	32,953
165,446	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	166,489
396,425	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	408,038
61,566	C,S	GMAC Mortgage Corp. Loan Trust, 4.597%, due 10/19/33	59,863
38,130	C,S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	37,778
37,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	36,677
20,162	#,C, S	GSMPS 2005-RP1 1AF, 5.670%, due 01/25/35	20,255
4,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,887
8,788	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	8,863
54,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	54,814
10,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	9,694
104,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	101,253
67,000	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	66,059
20,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	19,817
67,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	69,057
323,459	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	313,755
762,268	C,S	MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	763,688
53,173	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	50,837
61,234	C,S	RAAC Series, 5.250%, due 09/25/34	60,447
37,589	C,S	Thornburg Mortgage Securities Trust, 5.690%, due 09/25/34	37,687
793,886	C,S	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.070%, due 02/25/47	793,265
57,542	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	56,432
51,292	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.727%, due 01/25/47	51,220
33,982	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.727%, due 02/25/47	33,929
116,618	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	116,476
221,420	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.799%, due 11/25/46	221,489
853,762	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.867%, due 11/25/46	853,295
25,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	24,409
29,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.795%, due 07/25/34	28,294
156,774	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.386%, due 08/25/35	153,533
141,558	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.661%, due 12/25/36	140,149

		Total Collateralized Mortgage Obligations (Cost $6,402,583)	6,331,649

MUNICIPAL BONDS: 0.4%
		California: 0.2%
52,000	C	City of San Diego, 7.125%, due 06/01/32	53,338

			53,338

		Michigan: 0.2%
85,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	87,644

			87,644

		Total Municipal Bonds (Cost $137,502)	140,982

		Total Long-Term Investments (Cost $36,975,126)	40,368,789

SHORT-TERM INVESTMENTS: 24.2%
		Mutual Fund: 8.7%
3,400,000	**,S	ING Institutional Prime Money Market Fund	3,400,000

		Total Mutual Fund (Cost $3,400,000)	3,400,000

		Repurchase Agreement: 0.5%
189,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $189,028 to be received upon repurchase (Collateralized by $152,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $193,401, due 11/15/22)	189,000

		Total Repurchase Agreement (Cost $189,000)	189,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 15.0%
$5,887,000	The Bank of New York Institutional Cash Reserves Fund	$5,887,000

	Total Securities Lending Collateral (Cost $5,887,000)	5,887,000

	Total Short-Term Investments (Cost $9,476,000)	9,476,000

Total Investments In Securities (Cost $46,451,126)*	127.4%	$49,844,789
Other Assets and Liabilities-Net	(27.4)	(10,706,386)

Net Assets	100.0%	$39,138,403

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $46,686,511.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,516,601
Gross Unrealized Depreciation	(358,323)

Net Unrealized Appreciation	$3,158,278

ING Strategic Allocation Conservative Fund Open Futures Contracts on May 31, 2007

		Notional		Unrealized
	Number of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts

S&P 500 E-Mini	6	459,870	06/15/07	$27,712
U.S. Treasury 2-Year Note	19	3,872,141	09/28/07	(5,985)
U.S. Treasury 10-Year Note	14	1,489,250	09/19/07	(4,301)

				$17,426

Short Contracts

U.S. Treasury 5-Year Note	5	(522,188)	09/28/07	$1,511
U.S. Treasury Long Bond	4	(436,500)	09/19/07	646

				$2,157

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 90.6%
		Advertising: 0.7%
200		Catalina Marketing Corp.	$6,380
430	@	inVentiv Health, Inc.	16,194
6,250		Omnicom Group	658,125

			680,699

		Aerospace/ Defense: 3.3%
250	@	Armor Holdings, Inc.	21,483
1,500		Boeing Co.	150,885
60	L	Curtiss-Wright Corp.	2,704
300		DRS Technologies, Inc.	15,405
10,000		Lockheed Martin Corp.	981,000
16,594		Raytheon Co.	922,626
16,450		United Technologies Corp.	1,160,548

			3,254,651

		Agriculture: 1.3%
2,870	@,L	Alliance One International, Inc.	27,581
8,700		Altria Group, Inc.	618,570
10,115	@@	British American Tobacco PLC	342,834
280		Delta & Pine Land Co.	11,718
100	L	Universal Corp.	6,357
6,000	L	UST, Inc.	320,340

			1,327,400

		Airlines: 0.2%
500	@	Alaska Air Group, Inc.	14,580
19,668	@,@@	British Airways PLC	183,131
300	@,L	JetBlue Airways Corp.	3,234
1,395	L	Skywest, Inc.	38,404

			239,349

		Apparel: 0.8%
10,150	@	Coach, Inc.	521,304
110	@,L	CROCS, Inc.	8,950
280	@,L	Deckers Outdoor Corp.	24,609
730	@	Gymboree Corp.	32,631
2,100	@	Hanesbrands, Inc.	54,810
830	@,L	Iconix Brand Group, Inc.	18,468
1,210	L	Kellwood Co.	34,860
830	L	K-Swiss, Inc.	24,078
200		Phillips-Van Heusen	12,224
1,580		Wolverine World Wide, Inc.	45,867

			777,801

		Auto Manufacturers: 0.4%
38,000	@@	Fuji Heavy Industries Ltd.	183,207
20,000	@@	Nissan Motor Co., Ltd.	222,597
510		Wabash National Corp.	7,461

			413,265

		Auto Parts & Equipment: 0.1%
2,000	L	ArvinMeritor, Inc.	41,760
100	L	Bandag, Inc.	5,075
500	@	Lear Corp.	17,835
660		Standard Motor Products, Inc.	10,263

			74,933

		Banks: 8.4%
4,000		Associated Banc-Corp.	132,040
15,171	@@	Banco Bilbao Vizcaya Argentaria SA	383,675
29,300		Bank of America Corp.	1,485,789
4,800	@@	Bank of Ireland — Dublin Exchange	103,865
6,400	@@	Bank of Ireland — London Exchange	138,188
3,100		Bank of New York Co., Inc.	125,736
23,000	@@	Bank of Yokohama Ltd.	171,990
17,696	@@	Barclays PLC	253,009
3,300		Colonial BancGroup, Inc.	83,292
3,200		Comerica, Inc.	201,056
500		Compass Bancshares, Inc.	35,000
1,070	L	Corus Bankshares, Inc.	19,463
2,251	@@	Deutsche Bank AG	342,361
1,378		East-West Bancorp., Inc.	55,864
2,220	@@,L	First Bancorp	27,883
900		First Financial Bancorp	13,248
310		First Indiana Corp.	6,516
240	L	First Republic Bank	12,996
1,000		FirstMerit Corp.	21,530
8,257	@@	Fortis	342,763
590	L	Fremont General Corp.	7,818
370	L	Frontier Financial Corp.	8,606
300		Greater Bay Bancorp	8,373
1,450	L	Hanmi Financial Corp.	25,332
27,913	@@	HSBC Holdings PLC	516,380
8,700		Huntington Bancshares, Inc.	195,402
1,130		Independent Bank Corp.	19,538
33,136	@@	Intesa Sanpaolo S.p.A.	253,091
400		Investors Financial Services Corp.	24,608
1,800	@@	KBC Groep NV	248,327
1,458	@@,L	Kookmin Bank ADR	131,789
23	@@	Mitsubishi UFJ Financial Group, Inc.	264,815
8,700	@@	National Australia Bank Ltd.	306,433
980		Provident Bankshares Corp.	32,781
10,300		Regions Financial Corp.	367,401
1,597	@@	Societe Generale	311,065
14,000	@@	Sumitomo Trust & Banking Co., Ltd.	142,552
650	L	UCBH Holdings, Inc.	12,097
1,600	@@	Uniao de Bancos Brasileiros SA GDR	179,696
1,770		United Bankshares, Inc.	59,738
7,350		Wachovia Corp.	398,297
2,000		Webster Financial Corp.	89,980
21,600		Wells Fargo & Co.	779,544
370		Whitney Holding Corp.	11,485
630	L	Wilshire Bancorp., Inc.	8,026

			8,359,438

		Beverages: 0.8%
3,900		Anheuser-Busch Cos., Inc.	208,026
5,045	@@	Coca-Cola Hellenic Bottling Co. SA	233,536
4,143	@@	Fomento Economico Mexicano SA de CV ADR	165,057
3,450		Pepsi Bottling Group, Inc.	120,716
1,100		PepsiAmericas, Inc.	27,082

			754,417

		Biotechnology: 0.2%
530	@,L	Enzo Biochem, Inc.	8,618
390	@,L	Integra LifeSciences Holdings Corp.	20,015
400	@	Invitrogen Corp.	28,976
1,000	@,L	Medimmune, Inc.	57,880
5,800	@,L	Millennium Pharmaceuticals, Inc.	63,046
750	@	Regeneron Pharmaceuticals, Inc.	16,830

			195,365

		Building Materials: 0.3%
80	@,L	Drew Industries, Inc.	2,695
300		Florida Rock Industries, Inc.	20,418
200		Gibraltar Industries, Inc.	4,308
6,494	@@	Italcementi S.p.A.	210,959
980	L	Lennox International, Inc.	33,565
710		Universal Forest Products, Inc.	34,137

			306,082

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Chemicals: 1.2%
300		Albemarle Corp.	$12,192
2,100		Ashland, Inc.	126,672
1,600		Cabot Corp.	77,296
2,200		Chemtura Corp.	23,958
15,177	@@	Croda International PLC	208,000
850		HB Fuller Co.	23,163
1,700		Lubrizol Corp.	111,724
2,411	L	Lyondell Chemical Co.	89,617
2,900	L	Olin Corp.	58,696
90	@	OM Group, Inc.	5,626
3,180	@,L	PolyOne Corp.	22,673
600		PPG Industries, Inc.	45,714
110		Quaker Chemical Corp.	2,635
900		Sensient Technologies Corp.	23,436
3,200		Sigma-Aldrich Corp.	138,496
33,000	@@	Sumitomo Chemical Co., Ltd.	218,547
870		Tronox, Inc.	12,110

			1,200,555

		Commercial Services: 1.9%
2,130	L	ABM Industries, Inc.	62,856
300		Administaff, Inc.	10,938
400	@	Alliance Data Systems Corp.	31,168
2,600	@,L	Apollo Group, Inc.	124,722
610		Arbitron, Inc.	31,940
17,127	@,@@	Brambles Ltd.	181,505
600	@	Career Education Corp.	20,922
80		CDI Corp.	2,675
500	@,W	ChoicePoint, Inc.	21,930
350	@,L	Coinstar, Inc.	11,057
5,700	@	Convergys Corp.	146,718
200	L	Corporate Executive Board Co.	13,302
140		CPI Corp.	11,109
1,500		DeVry, Inc.	50,400
590	@,L	Heidrick & Struggles International, Inc.	28,757
500	@	ITT Educational Services, Inc.	56,595
800		Kelly Services, Inc.	23,056
130	@	Kendle International, Inc.	4,489
1,900	@	Korn/ Ferry International	49,419
1,790	@,L	Labor Ready, Inc.	42,960
300	@	Laureate Education, Inc.	17,973
1,500		Manpower, Inc.	138,000
530		MAXIMUS, Inc.	22,907
6,050		McKesson Corp.	381,937
290	@,L	Midas, Inc.	6,516
4,000	@	MPS Group, Inc.	55,000
220	@,L	Pre-Paid Legal Services, Inc.	14,293
700		Sotheby’s	33,229
1,920	@	Spherion Corp.	18,912
4,671	@@	USG People NV	217,432
81	@	Vertrue, Inc.	3,908
920	W	Viad Corp.	40,820
575	@,L	Volt Information Sciences, Inc.	14,277
920		Watson Wyatt Worldwide, Inc.	47,444

			1,939,166

		Computers: 5.4%
400	@	Affiliated Computer Services, Inc.	23,340
160		Agilysys, Inc.	3,475
2,000	@	Apple, Inc.	243,120
800	@	BISYS Group, Inc.	9,400
340	@,L	CACI International, Inc.	17,527
280	@,L	Catapult Communications Corp.	2,836
2,760	@	Ciber, Inc.	24,592
25,400	@	Dell, Inc.	682,498
7,000		Electronic Data Systems Corp.	201,670
40,000	@	EMC Corp.	675,600
29,650		Hewlett-Packard Co.	1,355,302
1,400		Imation Corp.	53,074
14,100		International Business Machines Corp.	1,503,060
250	@,L	Kronos, Inc.	13,698
3,800	@,L	Lexmark International, Inc.	197,334
230	@,L	Mercury Computer Systems, Inc.	2,995
587	@,L	Micros Systems, Inc.	32,573
3,700	@	Network Appliance, Inc.	119,103
200	@,L	Palm, Inc.	3,258
150	@,L	Radisys Corp.	2,028
2,300	@,L	Sandisk Corp.	100,165
1,600	@,L	SRA International, Inc.	40,624
370	@	SYKES Enterprises, Inc.	7,208
2,200	@	Synopsys, Inc.	58,344
1,600	@,L	Western Digital Corp.	30,096

			5,402,920

		Cosmetics/ Personal Care: 1.2%
80	@,L	Chattem, Inc.	5,094
1,400		Estee Lauder Cos., Inc.	66,220
17,150		Procter & Gamble Co.	1,089,883

			1,161,197

		Distribution/ Wholesale: 0.3%
1,090	L	Building Materials Holding Corp.	16,699
400		CDW Corp.	34,056
11,000	@@	Sumitomo Corp.	199,858

			250,613

		Diversified Financial Services: 4.9%
500	L	AG Edwards, Inc.	44,080
1,650		American Express Co.	107,217
1,800	@,L	AmeriCredit Corp.	47,790
29,200		Citigroup, Inc.	1,591,108
240	L	Financial Federal Corp.	6,526
2,850		Goldman Sachs Group, Inc.	657,837
500	L	IndyMac Bancorp., Inc.	16,790
640	@,L	Investment Technology Group, Inc.	26,016
19,150		JP Morgan Chase & Co.	992,545
34	@@	Kenedix, Inc.	146,418
340	@,L	LaBranche & Co., Inc.	2,808
3,250		Merrill Lynch & Co., Inc.	301,373
6,800		Morgan Stanley	578,272
40	@,L	Piper Jaffray Cos	2,676
2,800	L	Raymond James Financial, Inc.	93,268
1,260	@@	SFCG Co., Ltd.	239,537
1,500		SLM Corp.	84,315
400		SWS Group, Inc.	9,656

			4,948,232

		Electric: 3.3%
2,400	@	Aquila, Inc.	10,248
190		Central Vermont Public Service Corp.	6,924
600		Duquesne Light Holdings, Inc.	12,120
5,900		Edison International	343,793
840	@	El Paso Electric Co.	22,856
7,400		Entergy Corp.	835,460
26,090	@@	International Power PLC	234,355
5,100		MDU Resources Group, Inc.	154,581
4,000		Northeast Utilities	121,640
1,000		NSTAR	34,830
3,000		OGE Energy Corp.	110,760
2,600		Pepco Holdings, Inc.	77,636
5,700		Public Service Enterprise Group, Inc.	506,958
2,900	@@	RWE AG	327,245
6,843	@@	Scottish & Southern Energy PLC	206,300
6,000	@@	Tokyo Electric Power Co., Inc.	199,711
1,900		TXU Corp.	128,155

			3,333,572

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Electrical Components & Equipment: 0.0%
170	@	Advanced Energy Industries, Inc.	$4,172
400	W	Ametek, Inc.	15,096
120		Belden Cdt, Inc.	6,871
130	@,L	Greatbatch, Inc.	3,905
420	@	Littelfuse, Inc.	16,834

			46,878

		Electronics: 1.1%
1,100		Amphenol Corp.	39,358
1,258	@,L	Coherent, Inc.	39,023
590	L	CTS Corp.	7,092
700		Cubic Corp.	17,591
70	@,L	Cymer, Inc.	2,810
1,700		Gentex Corp.	30,175
6,600	@@	Hoya Corp.	213,986
7,679	@@	Koninklijke Philips Electronics NV	325,779
1,650		Methode Electronics, Inc.	24,882
200		National Instruments Corp.	6,304
320	@	Paxar Corp.	9,680
500	@	Photon Dynamics, Inc.	5,475
3,300		Tektronix, Inc.	99,891
1,780	@	Thomas & Betts Corp.	103,276
798	@	Trimble Navigation Ltd.	23,294
1,200	@,L	Varian, Inc.	70,620
2,100	@	Vishay Intertechnology, Inc.	37,422

			1,056,658

		Energy — Alternate Sources: 0.0%
690	@,L	Headwaters, Inc.	13,607

			13,607

		Engineering & Construction: 0.7%
2,200	@@	Bouygues SA	194,136
1,120	@,L	EMCOR Group, Inc.	73,461
1,300		Granite Construction, Inc.	89,037
1,518	@@	Hochtief AG	175,129
1,800	@	Jacobs Engineering Group, Inc.	104,310
1,800	@	KBR, Inc.	49,554
170	@,L	Shaw Group, Inc.	6,878
480	@	URS Corp.	24,134

			716,639

		Entertainment: 0.0%
800	@	Macrovision Corp.	22,360
530	@	Pinnacle Entertainment, Inc.	16,218

			38,578

		Environmental Control: 0.0%
130	@,L	Tetra Tech, Inc.	2,868
240	@	Waste Connections, Inc.	7,397
900		Waste Management, Inc.	34,803

			45,068

		Food: 2.0%
162,000	@@	China Yurun Food Group Ltd.	195,093
799		Corn Products International, Inc.	32,783
1,060		Flowers Foods, Inc.	36,570
12,815		General Mills, Inc.	784,791
1,185		Hormel Foods Corp.	44,378
240	L	Nash Finch Co.	11,292
1,289	@@	Nestle SA	502,092
1,200		Ruddick Corp.	37,548
700	@	Smithfield Foods, Inc.	22,498
16,624	@@	Tate & Lyle PLC	197,671
360	@	TreeHouse Foods, Inc.	10,094
1,694	@@,L	Wimm-Bill-Dann Foods OJSC ADR	136,418

			2,011,228

		Forest Products & Paper: 0.6%
1,700	L	Bowater, Inc.	35,343
760	@,L	Buckeye Technologies, Inc.	10,807
890	@	Caraustar Industries, Inc.	5,278
1,400		Louisiana-Pacific Corp.	28,700
260	L	Neenah Paper, Inc.	11,388
1,150		Rock-Tenn Co.	40,158
9,234	@,@@	Smurfit Kappa PLC	234,208
3,900		Temple-Inland, Inc.	245,700
1,240	L	Wausau Paper Corp.	16,976

			628,558

		Gas: 0.4%
120		Atmos Energy Corp.	3,887
100		Cascade Natural Gas Corp.	2,633
1,662	L	Energen Corp.	97,925
900		KeySpan Corp.	37,503
1,810		Southern Union Co.	62,988
800		Southwest Gas Corp.	30,528
2,972		UGI Corp.	85,594
1,900		WGL Holdings, Inc.	67,013

			388,071

		Hand/ Machine Tools: 0.0%
600		Snap-On, Inc.	32,442

			32,442

		Healthcare — Products: 1.0%
900	@,L	Advanced Medical Optics, Inc.	31,590
2,000		Baxter International, Inc.	113,680
1,000		Biomet, Inc.	43,620
130	@,L	Biosite, Inc.	11,950
700	@,L	Cytyc Corp.	29,596
1,768		Dentsply International, Inc.	63,896
1,500	@,L	Edwards Lifesciences Corp.	75,300
500	@	Gen-Probe, Inc.	27,045
920	@	Haemonetics Corp.	45,669
700	@,L	Henry Schein, Inc.	37,471
358	@,L	Hologic, Inc.	19,364
140	@	ICU Medical, Inc.	5,621
169	@,L	Idexx Laboratories, Inc.	14,921
400	@	Immucor, Inc.	12,632
5,800		Johnson & Johnson	366,966
170	L	LCA-Vision, Inc.	7,693
720	L	Mentor Corp.	29,117
420	@	Osteotech, Inc.	3,074
110	@,L	Palomar Medical Technologies, Inc.	4,278
490	@,L	PSS World Medical, Inc.	9,188
330	@	Respironics, Inc.	14,570
380	@,L	SurModics, Inc.	14,258
500	@	Techne Corp.	29,845

			1,011,344

		Healthcare — Services: 2.1%
1,300		Aetna, Inc.	68,809
850	@	AMERIGROUP Corp.	21,675
190	@,L	Amsurg Corp.	4,676
750	@,L	Centene Corp.	17,243
2,900	@	Coventry Health Care, Inc.	173,043
1,400	@@	Fresenius Medical Care AG & Co. KGaA	205,940
160	@,L	Genesis HealthCare Corp.	10,928
890	@,L	Gentiva Health Services, Inc.	18,227
600	@,L	Health Net, Inc.	34,248
140	@,L	Healthways, Inc.	6,527
3,250	@	Humana, Inc.	201,663
1,300	@	Lincare Holdings, Inc.	52,117
820	@	Pediatrix Medical Group, Inc.	47,248
440	@,L	Sierra Health Services, Inc.	18,339
600	@	Triad Hospitals, Inc.	32,106
12,749		UnitedHealth Group, Inc.	698,263

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Healthcare — Services (continued)
600	@,L	WellCare Health Plans, Inc.	$55,224
5,750	@	WellPoint, Inc.	468,108

			2,134,384

		Holding Companies — Diversified: 0.2%
300	L	Leucadia National Corp.	10,752
1,931	@@	LVMH Moet Hennessy Louis Vuitton SA	227,938

			238,690

		Home Builders: 0.5%
58,500	@,@@	Haseko Corp.	181,962
3,200	L	KB Home	146,848
700	L	MDC Holdings, Inc.	38,038
500		Monaco Coach Corp.	7,705
100	@	NVR, Inc.	79,700
1,391	L	Thor Industries, Inc.	60,620
990		Winnebago Industries	30,690

			545,563

		Home Furnishings: 0.3%
540	L	Ethan Allen Interiors, Inc.	19,607
300		Harman International Industries, Inc.	35,595
10,000	@@	Matsushita Electric Industrial Co., Ltd.	212,077

			267,279

		Household Products/ Wares: 0.5%
1,400		American Greetings Corp.	36,694
1,000		Blyth, Inc.	27,440
1,300	@@	Henkel KGaA — Vorzug	202,302
2,300		Kimberly-Clark Corp.	163,208
480	@,L	Playtex Products, Inc.	7,152
1,200		Tupperware Corp.	34,692

			471,488

		Insurance: 5.8%
4,900	@@	ACE Ltd.	301,693
7,100		Allstate Corp.	436,650
2,717		American Financial Group, Inc.	96,861
9,300		American International Group, Inc.	672,762
5,850		Chubb Corp.	320,990
1,690		Delphi Financial Group	72,569
1,300	@@	Everest Re Group Ltd.	139,399
300		First American Corp.	16,065
12,600		Genworth Financial, Inc.	454,860
700		Hanover Insurance Group, Inc.	34,153
4,247		Hartford Financial Services Group, Inc.	438,163
3,100		HCC Insurance Holdings, Inc.	102,021
500		Horace Mann Educators Corp.	11,160
63		Landamerica Financial Group, Inc.	5,839
100,019	@@	Legal & General Group PLC	304,399
8,200	L	Metlife, Inc.	557,600
400		Ohio Casualty Corp.	17,224
1,511		Old Republic International Corp.	32,728
1,265	@	Philadelphia Consolidated Holding Co.	52,118
600	L	PMI Group, Inc.	29,664
930		Presidential Life Corp.	16,982
930	@,L	ProAssurance Corp.	52,564
5,378	L	Prudential Financial, Inc.	548,664
560		Radian Group, Inc.	34,664
460		RLI Corp.	26,427
590		Safety Insurance Group, Inc.	24,568
250	@,L	SCPIE Holdings, Inc.	5,350
1,790		Selective Insurance Group	48,992
1,100		Stancorp Financial Group, Inc.	55,946
7,500		Travelers Cos., Inc.	406,275
3,715		WR Berkley Corp.	122,372
990		Zenith National Insurance Corp.	47,886
930	@@	Zurich Financial Services AG	284,629

			5,772,237

		Internet: 1.1%
2,400	@,L	Amazon.com, Inc.	165,936
70	@	Blue Coat Systems, Inc.	3,079
300	@,L	Blue Nile, Inc.	17,241
200	@	Digital River, Inc.	10,284
300	@,L	F5 Networks, Inc.	24,378
5,400	@,L	IAC/ InterActiveCorp.	186,840
550	@,L	Infospace, Inc.	13,464
410	@,L	j2 Global Communications, Inc.	13,665
1,950	@	McAfee, Inc.	71,682
1,400	@	Napster, Inc.	5,250
600	@,L	NetFlix, Inc.	13,152
1,010	@	PC-Tel, Inc.	9,858
660	@,L	Secure Computing Corp.	5,029
2,985	@,@@	SeLoger.com	156,187
470	@,L	Stamps.com, Inc.	6,416
12,400	@	Symantec Corp.	247,876
510	L	United Online, Inc.	8,701
4,400	@	VeriSign, Inc.	131,252

			1,090,290

		Iron/ Steel: 1.2%
120		Carpenter Technology Corp.	15,908
260		Chaparral Steel Co.	19,032
530	L	Cleveland-Cliffs, Inc.	46,794
7,750		Nucor Corp.	523,435
90		Steel Technologies, Inc.	2,697
50,000	@@	Sumitomo Metal Industries Ltd.	270,505
2,500		United States Steel Corp.	282,900

			1,161,271

		Leisure Time: 0.6%
5,396	@@	Carnival PLC	279,795
31,988	@@	First Choice Holidays PLC	226,260
400	@	K2, Inc.	6,104
170	L	Nautilus, Inc.	2,190
687	L	Polaris Industries, Inc.	37,847

			552,196

		Lodging: 0.1%
800		Harrah’s Entertainment, Inc.	68,360
200	@	Monarch Casino & Resort, Inc.	5,462

			73,822

		Machinery — Construction & Mining: 0.7%
13,112	@@	Atlas Copco AB — Class B	205,329
1,800		Caterpillar, Inc.	141,444
8,600	@@	Hitachi Construction Machinery Co., Ltd.	288,207
820		Joy Global, Inc.	46,437

			681,417

		Machinery — Diversified: 0.8%
1,300	@,L	AGCO Corp.	56,264
800		Applied Industrial Technologies, Inc.	23,408
80		Cascade Corp.	5,448
3,400		Cummins, Inc.	320,382
120	@	Gardner Denver, Inc.	4,943
5,754	@@	Heidelberger Druckmaschinen	283,335
523	L	IDEX Corp.	19,717
120	@,L	Intevac, Inc.	2,315
550		Manitowoc Co., Inc.	41,679
1,000		Nordson Corp.	51,990

			809,481

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Media: 2.3%
2,000		Clear Channel Communications, Inc.	$76,800
12,450		McGraw-Hill Cos., Inc.	875,360
5,894	@@	Vivendi	256,715
30,700		Walt Disney Co.	1,088,008

			2,296,883

		Metal Fabricate/ Hardware: 0.1%
220		AM Castle & Co.	8,140
600		Commercial Metals Co.	21,090
430		Quanex Corp.	20,614

			49,844

		Mining: 0.5%
3,600		Alcoa, Inc.	148,608
13,256	@@	BHP Billiton Ltd.	348,834

			497,442

		Miscellaneous Manufacturing: 3.3%
1,250		Acuity Brands, Inc.	75,888
150	L	AO Smith Corp.	5,894
72		Aptargroup, Inc.	2,704
200	@,L	Ceradyne, Inc.	13,514
4,600		Cooper Industries Ltd.	246,468
2,000		Crane Co.	87,380
5,700		Eastman Kodak Co.	144,552
3,000		Eaton Corp.	281,220
930	@	EnPro Industries, Inc.	38,632
20,200		General Electric Co.	759,116
16,500	@@	Konica Minolta Holdings, Inc.	224,944
560	@	Lydall, Inc.	7,902
220		Myers Industries, Inc.	4,877
4,200		Parker Hannifin Corp.	425,712
400	L	Pentair, Inc.	14,796
3,685	@@	Siemens AG	485,259
570		Standex International Corp.	16,262
930	@,L	Sturm Ruger & Co., Inc.	12,899
1,514		Teleflex, Inc.	121,574
1,380		Tredegar Corp.	31,892
8,400	@@	Tyco International Ltd.	280,224

			3,281,709

		Office Furnishings: 0.1%
1,403		Herman Miller, Inc.	50,508

			50,508

		Office/ Business Equipment: 0.4%
23,400	@,L	Xerox Corp.	441,558

			441,558

		Oil & Gas: 8.2%
430	@,L	Atwood Oceanics, Inc.	28,225
270		Cabot Oil & Gas Corp.	10,530
19,311		Chevron Corp.	1,573,653
900		Cimarex Energy Co.	37,827
400		ConocoPhillips	30,972
8,900	@@	ERG S.p.A.	236,135
33,700		ExxonMobil Corp.	2,802,829
500	@,L	Forest Oil Corp.	20,295
1,000		Frontier Oil Corp.	40,260
3,370		Helmerich & Payne, Inc.	114,209
8,900		Marathon Oil Corp.	1,101,909
2,000	@	Newfield Exploration Co.	96,080
2,370		Noble Energy, Inc.	149,997
4,600		Occidental Petroleum Corp.	252,862
1,517	@@,L	Petroleo Brasileiro SA ADR	164,079
210	@,L	Petroleum Development Corp.	10,704
600	@	Pride International, Inc.	21,606
12,064	@@	Royal Dutch Shell PLC — Class B	455,363
200	@	Southwestern Energy Co.	9,520
850		St. Mary Land & Exploration Co.	31,756
5,100	@@	Total SA	384,397
300	@	Unit Corp.	18,483
8,450		Valero Energy Corp.	630,539

			8,222,230

		Oil & Gas Services: 1.0%
200	@	Cameron International Corp.	14,180
120	@	Dril-Quip, Inc.	5,822
100	@	Grant Prideco, Inc.	5,679
9,572		Halliburton Co.	344,113
700	@,L	Hanover Compressor Co.	17,500
1,590	@,L	Helix Energy Solutions Group, Inc.	63,362
310	@,L	Hornbeck Offshore Services, Inc.	12,372
230	@	Lone Star Technologies	15,497
340		Lufkin Industries, Inc.	21,729
10,550	@,@@	Petroleum Geo-Services ASA	264,646
820	@,L	SEACOR Holdings, Inc.	75,842
2,160	L	Tidewater, Inc.	142,560
360	@,L	W-H Energy Services, Inc.	22,968

			1,006,270

		Packaging & Containers: 0.3%
5,500	@	Pactiv Corp.	186,835
2,400		Sonoco Products Co.	103,920

			290,755

		Pharmaceuticals: 5.0%
150	L	Alpharma, Inc.	3,645
6,950		AmerisourceBergen Corp.	355,979
4,901	@@	AstraZeneca PLC	260,589
180	@,L	Bradley Pharmaceuticals, Inc.	3,974
900		Bristol-Myers Squibb Co.	27,279
400	@,L	Cephalon, Inc.	33,204
900	@	Endo Pharmaceuticals Holdings, Inc.	31,788
8,800	@	Forest Laboratories, Inc.	446,248
14,600	@@	GlaxoSmithKline PLC	380,316
120	@	HealthExtras, Inc.	3,652
9,950	@,L	King Pharmaceuticals, Inc.	211,338
5,700		Merck & Co., Inc.	298,965
260	@,L	MGI Pharma, Inc.	5,559
7,600	L	Mylan Laboratories	150,252
300	@	NBTY, Inc.	15,759
780	@,L	Noven Pharmaceuticals, Inc.	18,291
2,200	@@	Omega Pharma SA	177,173
38,800		Pfizer, Inc.	1,066,612
2,550	@@	Roche Holding AG	467,883
30,000		Schering-Plough Corp.	982,200
340	@,L	Sciele Pharma, Inc.	8,405
1,000	@,L	Sepracor, Inc.	48,700
670	@	Theragenics Corp.	2,941
440	@,L	USANA Health Sciences, Inc.	17,107
200	@	VCA Antech, Inc.	7,916
730	@,L	Viropharma, Inc.	10,578

			5,036,353

		Pipelines: 0.1%
1,700		Oneok, Inc.	91,970

			91,970

		Real Estate: 0.4%
13,000	@@	Cheung Kong Holdings Ltd.	168,054
7,000	@@	Mitsui Fudosan Co., Ltd.	220,556

			388,610

		Real Estate Investment Trusts: 0.2%
930		Archstone-Smith Trust	57,381
120	L	Essex Property Trust, Inc.	15,268
3,000	L	Hospitality Properties Trust	133,320

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Real Estate Investment Trusts (continued)
100		Liberty Property Trust	$4,692
510		LTC Properties, Inc.	12,230

			222,891

		Retail: 4.5%
1,500	@,L	Aeropostale, Inc.	69,450
2,602	L	American Eagle Outfitters	70,254
1,100	@	Autozone, Inc.	141,493
4,500	@,L	Big Lots, Inc.	141,750
1,057		Brown Shoe Co., Inc.	31,329
720		Casey’s General Stores, Inc.	19,447
310		Cash America International, Inc.	12,862
400		Cato Corp.	8,700
670	@	CEC Entertainment, Inc.	25,942
2,800	@,L	Charming Shoppes, Inc.	34,888
1,300		Dollar General Corp.	28,132
2,300	@	Dollar Tree Stores, Inc.	97,313
8,800	@@	Don Quijote Co., Ltd.	173,205
1,540	@,L	Dress Barn, Inc.	35,559
6,200		Family Dollar Stores, Inc.	208,630
11,400	@	Federated Department Stores, Inc.	455,202
1,500	@	GameStop Corp.	55,470
180	@,L	Genesco, Inc.	9,423
110	@,L	Hibbett Sporting Goods, Inc.	3,077
320	@,L	HOT Topic, Inc.	3,546
200	L	IHOP Corp.	11,630
670	@,L	Jack in the Box, Inc.	51,235
2,500		JC Penney Co., Inc.	201,200
290	@,L	Jo-Ann Stores, Inc.	9,808
590	@,L	JOS A Bank Clothiers, Inc.	24,833
11,200	@,L	Kohl’s Corp.	843,584
457		Men’s Wearhouse, Inc.	24,376
170		Movado Group, Inc.	5,666
8,500		Nordstrom, Inc.	441,405
500		OSI Restaurant Partners, Inc.	20,350
220	@,L	Panera Bread Co.	12,401
1,580	@,L	Payless Shoesource, Inc.	56,438
240	@,L	PF Chang’s China Bistro, Inc.	9,310
2,700	L	RadioShack Corp.	92,178
400	@	Rare Hospitality International, Inc.	11,616
1,100		Regis Corp.	43,857
2,710		Ross Stores, Inc.	88,996
620	@,L	School Specialty, Inc.	21,663
1,240	@,L	Select Comfort Corp.	22,469
7,000	@@	Seven & I Holdings Co., Ltd.	203,185
2,001	@,L	Sonic Corp.	48,784
2,400		TJX Cos., Inc.	67,128
2,800		Triarc Cos	43,260
263	@,L	Tween Brands, Inc.	11,448
9,950		Wal-Mart Stores, Inc.	473,620

			4,466,112

		Savings & Loans: 0.7%
1,163	L	Bankunited Financial Corp.	26,656
540	@,L	FirstFed Financial Corp.	34,814
200		MAF Bancorp., Inc.	10,776
14,300		Washington Mutual, Inc.	625,196

			697,442

		Semiconductors: 1.2%
1,450	@,L	Actel Corp.	20,257
2,900		Applied Materials, Inc.	55,390
7,700	@	Atmel Corp.	43,043
320	@	Axcelis Technologies, Inc.	2,058
2,130	@,L	Brooks Automation, Inc.	37,680
570		Cohu, Inc.	11,651
470	@	DSP Group, Inc.	10,241
3,400	@,@@	Elpida Memory, Inc.	139,525
600	@	Exar Corp.	8,154
3,000	@	Integrated Device Technology, Inc.	45,030
600	@,L	International Rectifier Corp.	21,738
2,110	@,L	Kulicke & Soffa Industries, Inc.	20,193
1,390	@	Lam Research Corp.	74,587
440		Microchip Technology, Inc.	17,855
480	@	MKS Instruments, Inc.	13,080
5,200	@,L	Novellus Systems, Inc.	159,588
1,230	@,L	Pericom Semiconductor Corp.	13,481
2,700	@,L	Semtech Corp.	44,955
8,800	@@	Shinko Electric Industries	168,895
440	@,L	Skyworks Solutions, Inc.	3,120
120	@	Standard Microsystems Corp.	3,722
13,900	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	151,649
6,300	@,L	Teradyne, Inc.	107,226
375	@,L	Varian Semiconductor Equipment Associates, Inc.	15,806
510	@,L	Veeco Instruments, Inc.	9,241

			1,198,165

		Software: 1.8%
500	L	Acxiom Corp.	13,900
300	@	Advent Software, Inc.	10,815
135	@,L	Ansys, Inc.	7,582
7,600	@	BMC Software, Inc.	251,864
200	@	BroADRidge Financial Solutions ADR	4,048
15,300		CA, Inc.	405,909
890	@	Captaris, Inc.	4,584
1,900	@	Citrix Systems, Inc.	63,859
1,210	@,L	CSG Systems International	33,638
556		Dun & Bradstreet Corp.	55,672
2,800		First Data Corp.	91,560
650	@	Informatica Corp.	9,919
170		Inter-Tel, Inc.	4,446
5,300	@,L	Intuit, Inc.	161,650
370	@,L	Keane, Inc.	5,250
400	@	Mantech International Corp.	12,792
8,650		Microsoft Corp.	265,296
640	@,L	Progress Software Corp.	21,030
2,990	@,L	Sybase, Inc.	71,939
11,996	@,@@	Tele Atlas NV	273,219
600	@	Wind River Systems, Inc.	6,366

			1,775,338

		Telecommunications: 4.7%
6,300	@	3Com Corp.	29,484
670	@	Adaptec, Inc.	2,727
1,500	@,L	ADC Telecommunications, Inc.	25,125
580	@	Aeroflex, Inc.	8,201
19,289	@@	Alcatel SA	268,627
1,500		Alltel Corp.	102,780
1,070	@	Arris Group, Inc.	17,602
22,533		AT&T, Inc.	931,514
1,290	@	C-COR, Inc.	18,886
3,700		CenturyTel, Inc.	182,854
9,400	@	Cincinnati Bell, Inc.	54,802
40,650	@	Cisco Systems, Inc.	1,094,298
200	@,L	CommScope, Inc.	10,946
210	@,L	Comtech Telecommunications	9,402
170		CT Communications, Inc.	5,336
1,000	@,L	Ditech Networks, Inc.	8,000
1,512		Harris Corp.	75,479
9,900		Motorola, Inc.	180,081
2,169	@@	Orascom Telecom GDR	143,952
400	@,L	Polycom, Inc.	12,688
1,900		Qualcomm, Inc.	81,605
5,200		Sprint Nextel Corp.	118,820
870	@,L	Symmetricom, Inc.	7,073
118,820	@@	Telecom Italia S.p.A. RNC	276,907
13,644	@@	Telefonica SA	310,442
1,720		Telephone & Data Systems, Inc.	106,468

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Telecommunications (continued)
490	@	Tollgrade Communications, Inc.	$5,415
1,900	@,L	Utstarcom, Inc.	13,699
8,600		Verizon Communications, Inc.	374,358
77,100	@@	Vodafone Group PLC	241,259

			4,718,830

		Textiles: 0.1%
1,200	@,L	Mohawk Industries, Inc.	122,472

			122,472

		Toys/ Games/ Hobbies: 0.4%
300	@	Jakks Pacific, Inc.	7,881
15,300		Mattel, Inc.	428,553

			436,434

		Transportation: 0.6%
1,500		Con-way, Inc.	85,050
30	@@	East Japan Railway Co.	231,761
240	@	EGL, Inc.	11,124
500		Expeditors International Washington, Inc.	21,830
700		Heartland Express, Inc.	11,739
1,020	@,L	HUB Group, Inc.	37,720
120	@,L	Kansas City Southern	4,926
660		Landstar System, Inc.	32,116
810	@,L	Old Dominion Freight Line	25,296
955		Overseas Shipholding Group	75,970
300	@	YRC Worldwide, Inc.	12,060

			549,592

		Water: 0.3%
3,781	@@	Veolia Environnement	316,924

			316,924

		Total Common Stock (Cost $74,389,922)	90,565,176

EXCHANGE-TRADED FUNDS: 0.5%
		Exchange-Traded Funds: 0.5%
3,200	L	iShares S&P SmallCap 600 Index Fund	232,320
1,800	L	Midcap SPDR Trust Series 1	300,600

		Total Exchange-Traded Funds (Cost $494,435)	532,920

PREFERRED STOCK: 0.4%
		Diversified Financial Services: 0.0%
2,025	P	Merrill Lynch & Co., Inc.	51,111

			51,111

		Insurance: 0.1%
2,025	@@,P	Aegon NV	50,645
472	@@,P	Aegon NV — Series 1	11,871
1,875	P	Metlife, Inc.	48,619

			111,135

		Media: 0.3%
7,714	@@	ProSieben SAT.1 Media AG	283,528

			283,528

		Total Preferred Stock (Cost $423,820)	445,774

Principal Amount			Value

CORPORATE BONDS/ NOTES: 2.1%
		Banks: 1.0%
$40,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.494%, due 10/30/49	$34,829
54,000	@@,#, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	54,481
14,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	15,108
20,000	@@,C	Bank of Ireland, 5.610%, due 12/29/49	17,419
20,000	@@,C	Bank of Nova Scotia, 5.500%, due 08/21/85	16,983
10,000	@@	Bank of Scotland, 6.450%, due 11/30/49	8,637
13,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	13,520
10,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	8,749
30,000	@@,C	BNP Paribas, 5.402%, due 09/29/49	25,734
18,000	@@,#, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	17,279
19,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	18,221
20,000	@@,C	Den Norske Bank ASA, 5.500%, due 08/29/49	17,100
24,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	28,424
67,000	@@,#, C	HBOS PLC, 5.375%, due 11/29/49	65,681
80,000	@@,C	HSBC Bank PLC, 5.538%, due 06/29/49	68,600
40,000	@@,C	HSBC Bank PLC, 5.625%, due 06/29/49	34,711
50,000	@@,C	Lloyds TSB Bank PLC, 5.478%, due 08/29/49	43,173
19,000	C	Mellon Capital I, 7.720%, due 12/01/26	19,742
20,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	20,953
30,000	@@,C	National Australia Bank Ltd., 5.525%, due 10/29/49	26,047
30,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	29,132
10,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	9,611
8,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	7,781
35,000	@@,#, C	Resona Bank Ltd., 5.850%, due 09/29/49	34,368
80,000	@@,C	Royal Bank of Scotland Group PLC, 5.586%, due 12/29/49	68,705
20,000	@@,C	Societe Generale, 5.469%, due 11/29/49	17,291
60,000	@@,C	Standard Chartered PLC, 5.563%, due 07/29/49	49,920
10,000	@@,C	Standard Chartered PLC, 5.588%, due 01/29/49	8,313
90,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	75,785
19,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	19,494
24,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	24,051
20,000	@@,C	Westpac Banking Corp., 5.494%, due 09/30/49	17,121
39,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	36,840
36,000	@@,#, C	Woori Bank, 6.125%, due 05/03/16	36,434

			990,237

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

		Chemicals: 0.0%
$10,000	Z	Stauffer Chemical, 5.750%, due 04/15/10	$8,516
20,000	Z	Stauffer Chemical, 6.070%, due 04/15/18	10,542

			19,058

		Diversified Financial Services: 0.5%
116,000	@@,#, C,L	Aiful Corp., 4.450%, due 02/16/10	111,758
26,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	26,927
15,000	@@,C	Financiere CSFB NV, 5.500%, due 03/29/49	12,900
31,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	30,605
35,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	44,600
59,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	57,432
15,000	@@,C	Paribas, 5.500%, due 12/31/49	12,941
8,667	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	8,549
18,056	@@,#, C	Petroleum Export Ltd., 5.265%, due 06/15/11	17,542
34,617	@@,#, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	35,807
100,000	@@,#, C	Preferred Term Securities Ltd., 5.855%, due 03/23/35	100,425
22,000	C	Residential Capital LLC, 6.500%, due 06/01/12	21,902
190,094	#,Z	Toll Road Investors Partnership II LP, 17.630%, due 02/15/45	24,543
29,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	30,259

			536,190

		Electric: 0.2%
43,000	C	Commonwealth Edison, 6.150%, due 03/15/12	43,466
29,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	26,633
27,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	26,777
8,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	9,311
29,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	29,356
25,000	C	NorthWestern Corp., 5.875%, due 11/01/14	24,497

			160,040

		Insurance: 0.0%
32,000	@@,C	Aegon NV, 5.362%, due 07/29/49	27,602
9,000	C	Allstate Corp., 6.500%, due 05/15/57	8,791

			36,393

		Oil & Gas: 0.1%
21,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	19,937
4,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	4,188
44,000	C	Hess Corp., 7.300%, due 08/15/31	47,944
10,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	10,613
30,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	30,975
28,000	@@,#, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	26,511

			140,168

		Pipelines: 0.0%
22,000	@@,C	Enbridge, Inc., 5.800%, due 06/15/14	21,979

			21,979

		Real Estate Investment Trusts: 0.1%
7,000	C	Liberty Property LP, 6.375%, due 08/15/12	7,232
33,000	C	Liberty Property LP, 7.750%, due 04/15/09	34,177

			41,409

		Telecommunications: 0.2%
52,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	52,751
16,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	15,657
23,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	22,215
40,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	42,824
16,000	@@,C	Vodafone Group PLC, 6.150%, due 02/27/37	15,490

			148,937

		Total Corporate Bonds/ Notes (Cost $2,099,520)	2,094,411

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.1%
		Federal Home Loan Mortgage Corporation: 1.2%
45,595	C,S	4.500%, due 12/15/16	44,683
68,247	C,S	5.000%, due 08/15/16	66,809
73,000	C,S	5.000%, due 05/15/20	70,210
31,000	C,S	5.000%, due 04/15/32	29,969
612,000	W	5.000%, due 06/15/35	582,452
41,000	C	5.250%, due 03/15/12	40,699
34,000	C,S	5.500%, due 07/15/33	33,453
55,637	C,S	6.000%, due 01/15/29	56,163
123,000		6.000%, due 07/15/34	122,865
55,163	S	6.500%, due 01/01/24	56,405
49,000		6.500%, due 06/01/34	49,789

			1,153,497

		Federal National Mortgage Association: 0.9%
31,000		4.500%, due 04/25/21	29,663
100,000	W	4.500%, due 06/15/35	92,406
25,461	S	4.817%, due 08/01/35	25,093
20,000		4.875%, due 05/18/12	19,749
55,618		5.000%, due 12/01/36	53,030
37,000	W	5.000%, due 06/01/37	35,214
35,837	S	5.500%, due 02/01/18	35,569
142,000	S	5.500%, due 05/25/30	138,657
58,948	S	5.500%, due 11/01/33	57,731
37,178	S	5.500%, due 01/25/36	36,265
55,973	S	5.500%, due 12/25/36	54,730
32,000		6.000%, due 06/01/16	32,325
36,258	S	6.000%, due 08/01/16	36,685
17,418	S	6.000%, due 07/01/17	17,623
39,731	S	6.000%, due 04/25/31	40,220
38,000	W	6.000%, due 06/15/34	37,958
13,065	S	6.500%, due 12/01/33	13,373
48,665	S	6.500%, due 04/01/37	49,440
32,426	S	6.500%, due 05/01/37	32,942
81,178	S	7.000%, due 12/01/27	84,598

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

		Federal National Mortgage Association (continued)
$8,661	S	7.000%, due 04/01/32	$9,023
1,000		7.000%, due 06/15/34	1,030

			933,324

		Government National Mortgage Association: 0.0%
6,994	S	6.500%, due 01/15/29	7,197
24,060	S	7.000%, due 02/15/28	25,169

			32,366

		Total U.S. Government Agency Obligations (Cost $2,145,361)	2,119,187

U.S. TREASURY OBLIGATIONS: 1.0%
		U.S. Treasury Bonds: 0.2%
109,000	L	4.500%, due 05/15/17	105,696
160,000	L	4.500%, due 02/15/36	147,338

			253,034

		U.S. Treasury Notes: 0.4%
151,000	L	4.500%, due 04/30/09	149,856
80,000	L	4.500%, due 05/15/10	79,213
159,000	L	4.500%, due 04/30/12	156,578

			385,647

		Treasury Inflation Indexed Protected Securities: 0.4%
59,000	L	2.000%, due 01/15/26	56,270
76,000	L	2.375%, due 04/15/11	78,205
154,000		2.375%, due 01/15/17	154,881
36,000	L	2.375%, due 01/15/25	38,337
58,000	L	3.875%, due 01/15/09	74,083

			401,776

		Total U.S. Treasury Obligations (Cost $1,053,399)	1,040,457

ASSET-BACKED SECURITIES: 0.2%
		Automobile Asset-Backed Securities: 0.0%
6,046	C,S	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	6,043

			6,043

		Credit Card Asset-Backed Securities: 0.0%
15,000	C,S	Bank One Issuance Trust, 4.540%, due 09/15/10	14,910

			14,910

		Other Asset-Backed Securities: 0.2%
11,311	C,S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	11,105
12,000	C,S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	11,938
79,000	C,S	Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	78,642
25,000	C,S	Equity One, Inc., 5.050%, due 09/25/33	24,644
25,000	C,S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,913
9,000	C,S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	8,949

			160,191

		Total Asset-Backed Securities (Cost $182,014)	181,144

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.6%
325,162	C,S	American Home Mortgage Assets, 5.817%, due 02/25/47	325,162
46,749	C,S	Banc of America Alternative Loan Trust, 6.296%, due 11/25/21	46,914
16,589	C,S	Banc of America Alternative Loan Trust, 6.507%, due 04/25/37	16,694
16,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	15,428
19,000	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	18,644
11,000	C,S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	10,798
19,000	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	18,765
42,057	C,S	Banc of America Funding Corp., 5.855%, due 05/20/36	41,733
7,000	C,S	Banc of America Mortgage Securities, Inc., 4.143%, due 07/25/34	6,832
10,973	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	10,891
15,154	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	14,663
105,850	C,S	Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	106,892
31,824	C,S	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	32,149
37,000	C,S	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	36,370
93,233	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	93,192
35,603	C,S	Chaseflex Trust, 6.500%, due 02/25/37	35,842
14,324	C,S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	14,259
93,645	C,S	Countrywide Alternative Loan Trust, 5.419%, due 10/25/35	91,639
23,041	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	22,907
11,856	C,S	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	11,935
16,789	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	16,023
121,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	118,967
11,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.781%, due 04/15/62	11,693
56,446	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	56,802
137,036	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	141,050
20,310	C,S	GMAC Mortgage Corp. Loan Trust, 4.597%, due 10/19/33	19,749
19,065	C,S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	18,889
25,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	24,782

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

$8,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	$7,774
16,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	16,193
8,788	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	8,863
48,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	48,723
13,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	12,602
78,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	75,940
56,000	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	55,213
15,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	14,862
56,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	57,719
91,052	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	88,321
110,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	107,680
94,530	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	90,376
278,841	C,S	Prime Mortgage Trust, 5.820%, due 02/25/35	279,707
27,555	C,S	RAAC Series, 5.250%, due 09/25/34	27,201
12,530	C,S	Thornburg Mortgage Securities Trust, 5.690%, due 09/25/34	12,562
33,566	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	32,919
11,626	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.727%, due 02/25/47	11,607
86,415	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	86,310
50,000	C	Washington Mutual Mortgage Pass-Through Certificates, 5.828%, due 10/25/36	50,122
25,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	24,409
74,217	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.386%, due 08/25/35	72,683
70,350	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.661%, due 12/25/36	69,650

		Total Collateralized Mortgage Obligations (Cost $2,661,481)	2,631,100

MUNICIPAL BONDS: 0.1%
		California: 0.0%
21,000	C	City of San Diego, 7.125%, due 06/01/32	21,541

			21,541

		Michigan: 0.1%
35,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	36,089

			36,089

		Total Municipal Bonds (Cost $56,040)	57,630

		Total Long-Term Investments (Cost $83,505,992)	99,667,799

SHORT-TERM INVESTMENTS: 13.5%
		Mutual Fund: 3.8%
3,800,000	**,S	ING Institutional Prime Money Market Fund	3,800,000

		Total Mutual Fund (Cost $3,800,000)	3,800,000

		Repurchase Agreement: 0.2%
197,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $197,029 to be received upon repurchase (Collateralized by $158,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $201,035, due 11/15/22)	197,000

		Total Repurchase Agreement (Cost $197,000)	197,000

		Securities Lending CollateralCC: 9.5%
9,485,000		The Bank of New York Institutional Cash Reserves Fund	9,485,000

		Total Securities Lending Collateral (Cost $9,485,000)	9,485,000

		Total Short-Term Investments (Cost $13,482,000)	13,482,000

Total Investments In Securities (Cost $96,987,992)*	113.1%	$113,149,799
Other Assets and Liabilities-Net	(13.1)	(13,145,050)

Net Assets	100.0%	$100,004,749

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $97,652,191.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,201,550
Gross Unrealized Depreciation	(703,942)

Net Unrealized Appreciation	$15,497,608

ING Strategic Allocation Growth Fund Open Futures Contracts on May 31, 2007

		Notional		Unrealized
	Number of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts

S&P 500 E-Mini	17	1,302,965	06/15/07	$88,661
U.S. Treasury 2-Year Note	9	1,834,172	09/28/07	(2,835)
U.S. Treasury 10-Year Note	6	638,250	09/19/07	(1,843)

				$83,983

Short Contracts

U.S. Treasury Long Bond	2	(218,250)	09/19/07	$323

				$323

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 75.8%
		Advertising: 0.6%
150		Catalina Marketing Corp.	$4,785
280	@	inVentiv Health, Inc.	10,545
6,100		Omnicom Group	642,330

			657,660

		Aerospace/ Defense: 2.9%
150	@	Armor Holdings, Inc.	12,890
1,500		Boeing Co.	150,885
40	L	Curtiss-Wright Corp.	1,803
220		DRS Technologies, Inc.	11,297
9,500		Lockheed Martin Corp.	931,950
16,384		Raytheon Co.	910,950
15,750		United Technologies Corp.	1,111,163

			3,130,938

		Agriculture: 1.1%
1,940	@,L	Alliance One International, Inc.	18,643
8,400		Altria Group, Inc.	597,240
8,013	@@	British American Tobacco PLC	271,589
180		Delta & Pine Land Co.	7,533
60	L	Universal Corp.	3,814
5,900	L	UST, Inc.	315,001

			1,213,820

		Airlines: 0.2%
300	@	Alaska Air Group, Inc.	8,748
15,442	@,@@	British Airways PLC	143,782
230	@,L	JetBlue Airways Corp.	2,479
883		Skywest, Inc.	24,309

			179,318

		Apparel: 0.6%
9,950	@	Coach, Inc.	511,032
70	@,L	CROCS, Inc.	5,695
180	@,L	Deckers Outdoor Corp.	15,820
490	@	Gymboree Corp.	21,903
1,410	@	Hanesbrands, Inc.	36,801
530	@,L	Iconix Brand Group, Inc.	11,793
770	L	Kellwood Co.	22,184
510	L	K-Swiss, Inc.	14,795
100		Phillips-Van Heusen	6,112
1,020		Wolverine World Wide, Inc.	29,611

			675,746

		Auto Manufacturers: 0.3%
30,000	@@	Fuji Heavy Industries Ltd.	144,637
16,200	@@	Nissan Motor Co., Ltd.	180,303
320		Wabash National Corp.	4,682

			329,622

		Auto Parts & Equipment: 0.1%
1,320	L	ArvinMeritor, Inc.	27,562
50	L	Bandag, Inc.	2,538
330	@	Lear Corp.	11,771
410		Standard Motor Products, Inc.	6,376

			48,247

		Banks: 6.8%
2,620		Associated Banc-Corp.	86,486
12,259	@@	Banco Bilbao Vizcaya Argentaria SA	310,031
28,950		Bank of America Corp.	1,468,021
800	@@	Bank of Ireland — Dublin Exchange	17,311
8,400	@@	Bank of Ireland — London Exchange	181,372
3,000		Bank of New York Co., Inc.	121,680
18,000	@@	Bank of Yokohama Ltd.	134,601
13,963	@@	Barclays PLC	199,637
2,200	L	Colonial BancGroup, Inc.	55,528
3,100		Comerica, Inc.	194,773
500		Compass Bancshares, Inc.	35,000
680	L	Corus Bankshares, Inc.	12,369
1,802	@@	Deutsche Bank AG	274,072
897		East-West Bancorp., Inc.	36,364
1,500	@@,L	First Bancorp	18,840
570		First Financial Bancorp	8,390
200		First Indiana Corp.	4,204
150		First Republic Bank	8,123
660		FirstMerit Corp.	14,210
6,589	@@	Fortis	273,521
420	L	Fremont General Corp.	5,565
230	L	Frontier Financial Corp.	5,350
220		Greater Bay Bancorp	6,140
980	L	Hanmi Financial Corp.	17,121
22,315	@@	HSBC Holdings PLC	412,819
9,300		Huntington Bancshares, Inc.	208,878
700		Independent Bank Corp.	12,103
26,203	@@	Intesa Sanpaolo S.p.A.	200,137
290		Investors Financial Services Corp.	17,841
1,500	@@	KBC Groep NV	206,940
1,157	@@,L	Kookmin Bank ADR	104,581
19	@@	Mitsubishi UFJ Financial Group, Inc.	218,760
6,900	@@	National Australia Bank Ltd.	243,033
620		Provident Bankshares Corp.	20,739
9,800		Regions Financial Corp.	349,566
1,286	@@	Societe Generale	250,488
12,000	@@	Sumitomo Trust & Banking Co., Ltd.	122,187
410	L	UCBH Holdings, Inc.	7,630
1,300	@@	Uniao de Bancos Brasileiros SA GDR	146,003
1,130		United Bankshares, Inc.	38,138
7,150		Wachovia Corp.	387,459
1,370		Webster Financial Corp.	61,636
21,400		Wells Fargo & Co.	772,326
230		Whitney Holding Corp.	7,139
400	L	Wilshire Bancorp., Inc.	5,096

			7,282,208

		Beverages: 0.6%
3,700		Anheuser-Busch Cos., Inc.	197,358
4,028	@@	Coca-Cola Hellenic Bottling Co. SA	186,458
3,162	@@	Fomento Economico Mexicano SA de CV ADR	125,974
3,400		Pepsi Bottling Group, Inc.	118,966
740		PepsiAmericas, Inc.	18,219

			646,975

		Biotechnology: 0.1%
340	@,L	Enzo Biochem, Inc.	5,528
240	@,L	Integra LifeSciences Holdings Corp.	12,317
230	@,L	Invitrogen Corp.	16,661
900	@,L	Medimmune, Inc.	52,092
3,870	@,L	Millennium Pharmaceuticals, Inc.	42,067
480	@	Regeneron Pharmaceuticals, Inc.	10,771

			139,436

		Building Materials: 0.2%
50	@,L	Drew Industries, Inc.	1,685
210		Florida Rock Industries, Inc.	14,293
130		Gibraltar Industries, Inc.	2,800
5,134	@@	Italcementi S.p.A.	166,779

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Building Materials (continued)
640	L	Lennox International, Inc.	$21,920
470		Universal Forest Products, Inc.	22,598

			230,075

		Chemicals: 0.9%
190		Albemarle Corp.	7,722
2,000		Ashland, Inc.	120,640
1,080		Cabot Corp.	52,175
1,470		Chemtura Corp.	16,008
12,351	@@	Croda International PLC	169,270
540		HB Fuller Co.	14,715
1,140		Lubrizol Corp.	74,921
1,608	L	Lyondell Chemical Co.	59,769
1,910	L	Olin Corp.	38,658
60	@	OM Group, Inc.	3,751
1,990	@,L	PolyOne Corp.	14,189
600		PPG Industries, Inc.	45,714
70		Quaker Chemical Corp.	1,677
590		Sensient Technologies Corp.	15,364
3,100		Sigma-Aldrich Corp.	134,168
26,000	@@	Sumitomo Chemical Co., Ltd.	172,189
550		Tronox, Inc.	7,656

			948,586

		Commercial Services: 1.4%
1,310		ABM Industries, Inc.	38,658
180		Administaff, Inc.	6,563
290	@	Alliance Data Systems Corp.	22,597
2,400	@,L	Apollo Group, Inc.	115,128
390		Arbitron, Inc.	20,420
13,513	@,@@	Brambles Ltd.	143,205
410	@,L	Career Education Corp.	14,297
50		CDI Corp.	1,672
350	@,W	ChoicePoint, Inc.	15,351
220	@,L	Coinstar, Inc.	6,950
5,400	@	Convergys Corp.	138,996
110		Corporate Executive Board Co.	7,316
90		CPI Corp.	7,142
1,000		DeVry, Inc.	33,600
400	@	Heidrick & Struggles International, Inc.	19,496
330	@	ITT Educational Services, Inc.	37,353
560		Kelly Services, Inc.	16,139
80	@	Kendle International, Inc.	2,762
1,280	@	Korn/ Ferry International	33,293
1,140	@,L	Labor Ready, Inc.	27,360
210	@	Laureate Education, Inc.	12,581
970		Manpower, Inc.	89,240
340		MAXIMUS, Inc.	14,695
5,800		McKesson Corp.	366,154
180	@,L	Midas, Inc.	4,045
2,670	@	MPS Group, Inc.	36,713
140	@,L	Pre-Paid Legal Services, Inc.	9,096
450		Sotheby’s	21,362
1,220	@	Spherion Corp.	12,017
30	L	Strayer Education, Inc.	3,755
3,686	@@	USG People NV	171,581
50	@	Vertrue, Inc.	2,413
580	W	Viad Corp.	25,735
365	@,L	Volt Information Sciences, Inc.	9,063
590		Watson Wyatt Worldwide, Inc.	30,426

			1,517,174

		Computers: 4.9%
400	@	Affiliated Computer Services, Inc.	23,340
100		Agilysys, Inc.	2,172
1,900	@	Apple, Inc.	230,964
530	@	BISYS Group, Inc.	6,228
213	@,L	CACI International, Inc.	10,980
180	@,L	Catapult Communications Corp.	1,823
1,700	@	Ciber, Inc.	15,147
24,300	@	Dell, Inc.	652,941
6,900		Electronic Data Systems Corp.	198,789
39,600	@	EMC Corp.	668,844
29,450		Hewlett-Packard Co.	1,346,160
910		Imation Corp.	34,498
14,200		International Business Machines Corp.	1,513,720
150	@	Kronos, Inc.	8,219
3,700	@,L	Lexmark International, Inc.	192,141
140	@,L	Mercury Computer Systems, Inc.	1,823
393	@,L	Micros Systems, Inc.	21,808
3,500	@	Network Appliance, Inc.	112,665
150	@,L	Palm, Inc.	2,444
90	@,L	Radisys Corp.	1,217
2,200	@,L	Sandisk Corp.	95,810
1,070	@,L	SRA International, Inc.	27,167
240	@	SYKES Enterprises, Inc.	4,675
1,490	@	Synopsys, Inc.	39,515
1,010	@,L	Western Digital Corp.	18,998

			5,232,088

		Cosmetics/ Personal Care: 1.1%
50	@,L	Chattem, Inc.	3,184
1,300	L	Estee Lauder Cos., Inc.	61,490
16,950		Procter & Gamble Co.	1,077,173

			1,141,847

		Distribution/ Wholesale: 0.2%
670	L	Building Materials Holding Corp.	10,264
300		CDW Corp.	25,542
8,000	@@	Sumitomo Corp.	145,352

			181,158

		Diversified Financial Services: 4.5%
330	L	AG Edwards, Inc.	29,093
1,600		American Express Co.	103,968
1,220	@,L	AmeriCredit Corp.	32,391
28,850		Citigroup, Inc.	1,572,037
150	L	Financial Federal Corp.	4,079
2,850		Goldman Sachs Group, Inc.	657,837
290	L	IndyMac Bancorp., Inc.	9,738
410	@,L	Investment Technology Group, Inc.	16,667
19,100		JP Morgan Chase & Co.	989,953
27	@@	Kenedix, Inc.	116,273
220	@,L	LaBranche & Co., Inc.	1,817
3,450		Merrill Lynch & Co., Inc.	319,919
6,550		Morgan Stanley	557,012
20	@,L	Piper Jaffray Cos	1,338
1,870	L	Raymond James Financial, Inc.	62,290
990	@@	SFCG Co., Ltd.	188,208
1,400		SLM Corp.	78,694
245		SWS Group, Inc.	5,914

			4,747,228

		Electric: 2.7%
1,550	@	Aquila, Inc.	6,619
120		Central Vermont Public Service Corp.	4,373
380		Duquesne Light Holdings, Inc.	7,676
5,600		Edison International	326,312
520	@	El Paso Electric Co.	14,149
7,300		Entergy Corp.	824,170
20,586	@@	International Power PLC	184,915
3,400		MDU Resources Group, Inc.	103,054
2,640		Northeast Utilities	80,282
650		NSTAR	22,640
1,980		OGE Energy Corp.	73,102
1,740		Pepco Holdings, Inc.	51,956

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Electric (continued)
5,500		Public Service Enterprise Group, Inc.	$489,170
2,300	@@	RWE AG	259,539
5,436	@@	Scottish & Southern Energy PLC	163,882
4,800	@@	Tokyo Electric Power Co., Inc.	159,769
1,900		TXU Corp.	128,155

			2,899,763

		Electrical Components & Equipment: 0.0%
110	@	Advanced Energy Industries, Inc.	2,699
260	W	Ametek, Inc.	9,812
80		Belden Cdt, Inc.	4,581
80	@,L	Greatbatch, Inc.	2,403
270	@	Littelfuse, Inc.	10,822

			30,317

		Electronics: 0.8%
680		Amphenol Corp.	24,330
800	@,L	Coherent, Inc.	24,816
360	L	CTS Corp.	4,327
440		Cubic Corp.	11,057
40	@,L	Cymer, Inc.	1,606
1,060		Gentex Corp.	18,815
5,300	@@	Hoya Corp.	171,838
6,258	@@	Koninklijke Philips Electronics NV	265,494
1,010		Methode Electronics, Inc.	15,231
130		National Instruments Corp.	4,098
210	@	Paxar Corp.	6,353
310	@	Photon Dynamics, Inc.	3,395
3,300		Tektronix, Inc.	99,891
1,180	@	Thomas & Betts Corp.	68,464
490	@	Trimble Navigation Ltd.	14,303
800	@,L	Varian, Inc.	47,080
1,420	@	Vishay Intertechnology, Inc.	25,304

			806,402

		Energy — Alternate Sources: 0.0%
440	@,L	Headwaters, Inc.	8,677

			8,677

		Engineering & Construction: 0.5%
1,800	@@	Bouygues SA	158,839
710	@,L	EMCOR Group, Inc.	46,569
900		Granite Construction, Inc.	61,641
1,197	@@	Hochtief AG	138,096
1,160	@,L	Jacobs Engineering Group, Inc.	67,222
1,210	@	KBR, Inc.	33,311
110	@,L	Shaw Group, Inc.	4,451
330	@	URS Corp.	16,592

			526,721

		Entertainment: 0.0%
550	@	Macrovision Corp.	15,373
330	@	Pinnacle Entertainment, Inc.	10,098

			25,471

		Environmental Control: 0.0%
80	@,L	Tetra Tech, Inc.	1,765
150	@,L	Waste Connections, Inc.	4,623
800		Waste Management, Inc.	30,936

			37,324

		Food: 1.6%
128,000	@@	China Yurun Food Group Ltd.	154,147
511		Corn Products International, Inc.	20,966
650		Flowers Foods, Inc.	22,425
12,705		General Mills, Inc.	778,054
813		Hormel Foods Corp.	30,447
150	L	Nash Finch Co.	7,058
1,029	@@	Nestle SA	400,817
820		Ruddick Corp.	25,658
480	@	Smithfield Foods, Inc.	15,427
13,117	@@	Tate & Lyle PLC	155,970
230	@	TreeHouse Foods, Inc.	6,449
1,337	@@, L	Wimm-Bill-Dann Foods OJSC ADR	107,669

			1,725,087

		Forest Products & Paper: 0.5%
1,150	L	Bowater, Inc.	23,909
480	@,L	Buckeye Technologies, Inc.	6,826
590	@	Caraustar Industries, Inc.	3,499
890		Louisiana-Pacific Corp.	18,245
160	L	Neenah Paper, Inc.	7,008
730		Rock-Tenn Co.	25,492
7,286	@, @@	Smurfit Kappa PLC	184,799
4,100		Temple-Inland, Inc.	258,300
790	L	Wausau Paper Corp.	10,815

			538,893

		Gas: 0.2%
70		Atmos Energy Corp.	2,267
60		Cascade Natural Gas Corp.	1,580
1,028	L	Energen Corp.	60,570
600		KeySpan Corp.	25,002
1,150		Southern Union Co.	40,020
490		Southwest Gas Corp.	18,698
1,902		UGI Corp.	54,778
1,290		WGL Holdings, Inc.	45,498

			248,413

		Hand/ Machine Tools: 0.0%
600		Snap-On, Inc.	32,442

			32,442

		Healthcare — Products: 0.8%
580	@,L	Advanced Medical Optics, Inc.	20,358
1,900		Baxter International, Inc.	107,996
900		Biomet, Inc.	39,258
80	@,L	Biosite, Inc.	7,354
500	@,L	Cytyc Corp.	21,140
1,148		Dentsply International, Inc.	41,489
980	@,L	Edwards Lifesciences Corp.	49,196
320	@	Gen-Probe, Inc.	17,309
590	@	Haemonetics Corp.	29,288
450	@,L	Henry Schein, Inc.	24,089
228	@,L	Hologic, Inc.	12,333
90	@	ICU Medical, Inc.	3,614
108	@,L	Idexx Laboratories, Inc.	9,535
250	@,L	Immucor, Inc.	7,895
30	@,L	Intuitive Surgical, Inc.	4,129
5,700		Johnson & Johnson	360,639
110	L	LCA-Vision, Inc.	4,978
470	L	Mentor Corp.	19,007
260	@	Osteotech, Inc.	1,903
70	@,L	Palomar Medical Technologies, Inc.	2,722
310	@,L	PSS World Medical, Inc.	5,813
204	@	Respironics, Inc.	9,007
240	@,L	SurModics, Inc.	9,005
330	@	Techne Corp.	19,698

			827,755

		Healthcare — Services: 1.8%
1,350		Aetna, Inc.	71,456
540	@	AMERIGROUP Corp.	13,770
120	@,L	Amsurg Corp.	2,953
460	@,L	Centene Corp.	10,575
2,750	@	Coventry Health Care, Inc.	164,093

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Healthcare — Services (continued)
1,100	@@	Fresenius Medical Care AG & Co. KGaA	$161,810
100	@,L	Genesis HealthCare Corp.	6,830
550	@,L	Gentiva Health Services, Inc.	11,264
430	@,L	Health Net, Inc.	24,544
90	@,L	Healthways, Inc.	4,196
3,200	@	Humana, Inc.	198,560
850	@	Lincare Holdings, Inc.	34,077
520	@	Pediatrix Medical Group, Inc.	29,962
280	@,L	Sierra Health Services, Inc.	11,670
370	@	Triad Hospitals, Inc.	19,799
12,300		UnitedHealth Group, Inc.	673,671
370	@,L	WellCare Health Plans, Inc.	34,055
5,750	@	WellPoint, Inc.	468,108

			1,941,393

		Holding Companies — Diversified: 0.2%
190	L	Leucadia National Corp.	6,810
1,554	@@	LVMH Moet Hennessy Louis Vuitton SA	183,436

			190,246

		Home Builders: 0.4%
46,000	@,@@	Haseko Corp.	143,081
3,100	L	KB Home	142,259
470	L	MDC Holdings, Inc.	25,540
310		Monaco Coach Corp.	4,777
40	@	NVR, Inc.	31,880
923	L	Thor Industries, Inc.	40,224
670		Winnebago Industries	20,770

			408,531

		Home Furnishings: 0.2%
370	L	Ethan Allen Interiors, Inc.	13,435
300		Harman International Industries, Inc.	35,595
8,000	@@	Matsushita Electric Industrial Co., Ltd.	169,662

			218,692

		Household Products/ Wares: 0.4%
860		American Greetings Corp.	22,541
650		Blyth, Inc.	17,836
1,100	@@	Henkel KGaA — Vorzug	171,178
2,300		Kimberly-Clark Corp.	163,208
300	@,L	Playtex Products, Inc.	4,470
740		Tupperware Corp.	21,393

			400,626

		Insurance: 4.9%
5,100	@@	ACE Ltd.	314,007
6,900		Allstate Corp.	424,350
1,819		American Financial Group, Inc.	64,847
9,150		American International Group, Inc.	661,911
5,950		Chubb Corp.	326,477
1,080		Delphi Financial Group	46,375
880	@@	Everest Re Group Ltd.	94,362
180		First American Corp.	9,639
12,000		Genworth Financial, Inc.	433,200
450		Hanover Insurance Group, Inc.	21,956
4,038		Hartford Financial Services Group, Inc.	416,600
2,050		HCC Insurance Holdings, Inc.	67,466
320		Horace Mann Educators Corp.	7,142
39		Landamerica Financial Group, Inc.	3,615
79,707	@@	Legal & General Group PLC	242,582
8,000	L	Metlife, Inc.	544,000
250		Ohio Casualty Corp.	10,765
996		Old Republic International Corp.	21,573
822	@	Philadelphia Consolidated Holding Co.	33,866
370	L	PMI Group, Inc.	18,293
580		Presidential Life Corp.	10,591
610	@,L	ProAssurance Corp.	34,477
5,259	L	Prudential Financial, Inc.	536,523
350		Radian Group, Inc.	21,665
280		RLI Corp.	16,086
400		Safety Insurance Group, Inc.	16,656
150	@,L	SCPIE Holdings, Inc.	3,210
1,140		Selective Insurance Group	31,202
700		Stancorp Financial Group, Inc.	35,602
7,400		Travelers Cos., Inc.	400,858
2,487		WR Berkley Corp.	81,922
620		Zenith National Insurance Corp.	29,989
726	@@	Zurich Financial Services AG	222,194

			5,204,001

		Internet: 0.9%
2,300	@,L	Amazon.com, Inc.	159,022
40	@,L	Blue Coat Systems, Inc.	1,760
190	@,L	Blue Nile, Inc.	10,919
100	@	Digital River, Inc.	5,142
170	@,L	F5 Networks, Inc.	13,814
5,200	@,L	IAC/ InterActiveCorp.	179,920
340	@,L	Infospace, Inc.	8,323
250	@,L	j2 Global Communications, Inc.	8,333
1,260	@	McAfee, Inc.	46,318
870	@	Napster, Inc.	3,263
360	@,L	NetFlix, Inc.	7,891
630	@	PC-Tel, Inc.	6,149
410	@,L	Secure Computing Corp.	3,124
2,355	@,@@	SeLoger.com	123,223
290	@,L	Stamps.com, Inc.	3,959
12,200	@	Symantec Corp.	243,878
330	L	United Online, Inc.	5,630
4,100	@	VeriSign, Inc.	122,303

			952,971

		Iron/ Steel: 1.0%
70	L	Carpenter Technology Corp.	9,280
170		Chaparral Steel Co.	12,444
350	L	Cleveland-Cliffs, Inc.	30,902
7,500		Nucor Corp.	506,550
60		Steel Technologies, Inc.	1,798
40,000	@@	Sumitomo Metal Industries Ltd.	216,404
2,500		United States Steel Corp.	282,900

			1,060,278

		Leisure Time: 0.4%
4,387	@@	Carnival PLC	227,476
25,920	@@	First Choice Holidays PLC	183,339
250	@	K2, Inc.	3,815
110	L	Nautilus, Inc.	1,417
436	L	Polaris Industries, Inc.	24,019

			440,066

		Lodging: 0.1%
700		Harrah’s Entertainment, Inc.	59,815
120	@	Monarch Casino & Resort, Inc.	3,277

			63,092

		Machinery — Construction & Mining: 0.5%
10,136	@@	Atlas Copco AB — Class B	158,726
1,700		Caterpillar, Inc.	133,586

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Machinery — Construction & Mining (continued)
6,800	@@	Hitachi Construction Machinery Co., Ltd.	$227,885
570		Joy Global, Inc.	32,279

			552,476

		Machinery — Diversified: 0.6%
860	@,L	AGCO Corp.	37,221
510		Applied Industrial Technologies, Inc.	14,923
50		Cascade Corp.	3,405
3,300		Cummins, Inc.	310,959
80	@	Gardner Denver, Inc.	3,295
4,650	@@	Heidelberger Druckmaschinen	228,972
327	L	IDEX Corp.	12,328
80	@,L	Intevac, Inc.	1,543
360		Manitowoc Co., Inc.	27,281
670		Nordson Corp.	34,833

			674,760

		Media: 2.1%
2,000		Clear Channel Communications, Inc.	76,800
12,050		McGraw-Hill Cos., Inc.	847,236
4,670	@@	Vivendi	203,403
30,350		Walt Disney Co.	1,075,604

			2,203,043

		Metal Fabricate/ Hardware: 0.0%
140		AM Castle & Co.	5,180
380		Commercial Metals Co.	13,357
267	L	Quanex Corp.	12,800

			31,337

		Mining: 0.4%
3,500		Alcoa, Inc.	144,480
10,459	@@	BHP Billiton Ltd.	275,231

			419,711

		Miscellaneous Manufacturing: 2.8%
800		Acuity Brands, Inc.	48,568
90	L	AO Smith Corp.	3,536
40	L	Aptargroup, Inc.	1,502
120	@,L	Ceradyne, Inc.	8,108
4,600		Cooper Industries Ltd.	246,468
1,340		Crane Co.	58,545
5,500		Eastman Kodak Co.	139,480
2,800		Eaton Corp.	262,472
590	@,L	EnPro Industries, Inc.	24,509
19,539		General Electric Co.	734,276
13,000	@@	Konica Minolta Holdings, Inc.	177,229
350	@	Lydall, Inc.	4,939
130		Myers Industries, Inc.	2,882
4,300		Parker Hannifin Corp.	435,848
260	L	Pentair, Inc.	9,617
2,912	@@	Siemens AG	383,467
340		Standex International Corp.	9,700
590	@,L	Sturm Ruger & Co., Inc.	8,183
979		Teleflex, Inc.	78,614
870		Tredegar Corp.	20,106
8,206	@@	Tyco International Ltd.	273,752

			2,931,801

		Office Furnishings: 0.0%
955		Herman Miller, Inc.	34,380

			34,380

		Office/ Business Equipment: 0.4%
22,400	@,L	Xerox Corp.	422,688

			422,688

		Oil & Gas: 7.2%
290	@,L	Atwood Oceanics, Inc.	19,036
170	L	Cabot Oil & Gas Corp.	6,630
19,003		Chevron Corp.	1,548,554
590		Cimarex Energy Co.	24,798
400		ConocoPhillips	30,972
7,000	@@	ERG S.p.A.	185,724
33,400		ExxonMobil Corp.	2,777,878
350	@,L	Forest Oil Corp.	14,207
640		Frontier Oil Corp.	25,766
2,240		Helmerich & Payne, Inc.	75,914
8,800		Marathon Oil Corp.	1,089,528
1,320	@	Newfield Exploration Co.	63,413
1,550		Noble Energy, Inc.	98,100
4,400		Occidental Petroleum Corp.	241,868
1,174	@@, L	Petroleo Brasileiro SA ADR	126,980
130	@,L	Petroleum Development Corp.	6,626
380	@,L	Pride International, Inc.	13,684
9,519	@@	Royal Dutch Shell PLC — Class B	359,301
180	@	Southwestern Energy Co.	8,568
540		St. Mary Land & Exploration Co.	20,174
4,100	@@	Total SA	309,025
190	@	Unit Corp.	11,706
8,150		Valero Energy Corp.	608,153

			7,666,605

		Oil & Gas Services: 0.8%
110	@	Cameron International Corp.	7,799
70	@,L	Dril-Quip, Inc.	3,396
90	@	Grant Prideco, Inc.	5,111
9,469		Halliburton Co.	340,411
430	@,L	Hanover Compressor Co.	10,750
1,030	@,L	Helix Energy Solutions Group, Inc.	41,046
190	@,L	Hornbeck Offshore Services, Inc.	7,583
150	@	Lone Star Technologies	10,107
210		Lufkin Industries, Inc.	13,421
8,400	@, @@	Petroleum Geo-Services ASA	210,713
520	@,L	SEACOR Holdings, Inc.	48,095
1,450	L	Tidewater, Inc.	95,700
240	@	W-H Energy Services, Inc.	15,312

			809,444

		Packaging & Containers: 0.2%
5,300	@	Pactiv Corp.	180,041
1,610		Sonoco Products Co.	69,713

			249,754

		Pharmaceuticals: 4.4%
100	L	Alpharma, Inc.	2,430
6,650		AmerisourceBergen Corp.	340,613
3,867	@@	AstraZeneca PLC	205,611
120	@,L	Bradley Pharmaceuticals, Inc.	2,650
900		Bristol-Myers Squibb Co.	27,279
240	@,L	Cephalon, Inc.	19,922
600	@	Endo Pharmaceuticals Holdings, Inc.	21,192
8,700	@	Forest Laboratories, Inc.	441,177
11,800	@@	GlaxoSmithKline PLC	307,379
80	@	HealthExtras, Inc.	2,434
9,450	@,L	King Pharmaceuticals, Inc.	200,718
5,650		Merck & Co., Inc.	296,343
170	@,L	MGI Pharma, Inc.	3,635
8,600	L	Mylan Laboratories	170,022
200	@	NBTY, Inc.	10,506
490	@,L	Noven Pharmaceuticals, Inc.	11,491
1,736	@@	Omega Pharma SA	139,806
38,300		Pfizer, Inc.	1,052,867

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Pharmaceuticals (continued)
2,010	@@	Roche Holding AG	$368,802
29,900		Schering-Plough Corp.	978,926
220	@,L	Sciele Pharma, Inc.	5,438
640	@,L	Sepracor, Inc.	31,168
410	@	Theragenics Corp.	1,800
280	@,L	USANA Health Sciences, Inc.	10,886
130	@,L	VCA Antech, Inc.	5,145
470	@,L	Viropharma, Inc.	6,810

			4,665,050

		Pipelines: 0.1%
1,110		Oneok, Inc.	60,051

			60,051

		Real Estate: 0.3%
11,000	@@	Cheung Kong Holdings Ltd.	142,200
6,000	@@	Mitsui Fudosan Co., Ltd.	189,048

			331,248

		Real Estate Investment Trusts: 0.2%
920		Archstone-Smith Trust	56,764
75	L	Essex Property Trust, Inc.	9,542
1,960		Hospitality Properties Trust	87,102
90		Liberty Property Trust	4,223
330		LTC Properties, Inc.	7,913

			165,544

		Retail: 3.8%
960	@,L	Aeropostale, Inc.	44,448
1,732	L	American Eagle Outfitters	46,764
1,100	@	Autozone, Inc.	141,493
4,300	@,L	Big Lots, Inc.	135,450
710		Brown Shoe Co., Inc.	21,044
440		Casey’s General Stores, Inc.	11,884
190		Cash America International, Inc.	7,883
250		Cato Corp.	5,438
430	@,L	CEC Entertainment, Inc.	16,650
1,950	@,L	Charming Shoppes, Inc.	24,297
1,300		Dollar General Corp.	28,132
1,550	@	Dollar Tree Stores, Inc.	65,581
7,100	@@	Don Quijote Co., Ltd.	139,745
1,040	@,L	Dress Barn, Inc.	24,014
6,000		Family Dollar Stores, Inc.	201,900
11,300	@	Federated Department Stores, Inc.	451,209
990	@	GameStop Corp.	36,610
110	@,L	Genesco, Inc.	5,759
70	@,L	Hibbett Sporting Goods, Inc.	1,958
210	@,L	HOT Topic, Inc.	2,327
130	L	IHOP Corp.	7,560
430	@,L	Jack in the Box, Inc.	32,882
2,500		JC Penney Co., Inc.	201,200
180	@,L	Jo-Ann Stores, Inc.	6,088
380	@,L	JOS A Bank Clothiers, Inc.	15,994
11,100	@,L	Kohl’s Corp.	836,052
292		Men’s Wearhouse, Inc.	15,575
110		Movado Group, Inc.	3,666
8,400		Nordstrom, Inc.	436,212
320		OSI Restaurant Partners, Inc.	13,024
140	@,L	Panera Bread Co.	7,892
1,049	@,L	Payless Shoesource, Inc.	37,470
150	@,L	PF Chang’s China Bistro, Inc.	5,819
2,600	L	RadioShack Corp.	88,764
250	@	Rare Hospitality International, Inc.	7,260
740		Regis Corp.	29,504
1,820		Ross Stores, Inc.	59,769
420	@,L	School Specialty, Inc.	14,675
782	@,L	Select Comfort Corp.	14,170
5,600	@@	Seven & I Holdings Co., Ltd.	162,548
1,298	@,L	Sonic Corp.	31,645
2,300		TJX Cos., Inc.	64,331
1,780		Triarc Cos	27,501
164	@,L	Tween Brands, Inc.	7,139
9,700		Wal-Mart Stores, Inc.	461,720

			4,001,046

		Savings & Loans: 0.6%
790	L	Bankunited Financial Corp.	18,107
350	@,L	FirstFed Financial Corp.	22,565
140		MAF Bancorp., Inc.	7,543
13,900	L	Washington Mutual, Inc.	607,708

			655,923

		Semiconductors: 0.9%
890	@,L	Actel Corp.	12,433
2,700		Applied Materials, Inc.	51,570
5,120	@,L	Atmel Corp.	28,621
200	@,L	Axcelis Technologies, Inc.	1,286
1,360	@,L	Brooks Automation, Inc.	24,058
360		Cohu, Inc.	7,358
300	@	DSP Group, Inc.	6,537
2,700	@, @@	Elpida Memory, Inc.	110,799
380	@	Exar Corp.	5,164
1,970	@	Integrated Device Technology, Inc.	29,570
400	@,L	International Rectifier Corp.	14,492
1,340	@,L	Kulicke & Soffa Industries, Inc.	12,824
941	@	Lam Research Corp.	50,494
271		Microchip Technology, Inc.	10,997
310	@	MKS Instruments, Inc.	8,448
5,000	@,L	Novellus Systems, Inc.	153,450
750	@,L	Pericom Semiconductor Corp.	8,220
1,870	@,L	Semtech Corp.	31,136
7,100	@@	Shinko Electric Industries	136,268
290	@,L	Skyworks Solutions, Inc.	2,056
70	@	Standard Microsystems Corp.	2,171
11,200	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	122,192
6,100	@,L	Teradyne, Inc.	103,822
233	@,L	Varian Semiconductor Equipment Associates, Inc.	9,800
320	@,L	Veeco Instruments, Inc.	5,798

			949,564

		Software: 1.5%
310	L	Acxiom Corp.	8,618
190	@	Advent Software, Inc.	6,850
85	@,L	Ansys, Inc.	4,774
7,500	@	BMC Software, Inc.	248,550
140	@	BroADRidge Financial Solutions ADR	2,834
15,100		CA, Inc.	400,603
570	@	Captaris, Inc.	2,936
1,900	@	Citrix Systems, Inc.	63,859
830	@,L	CSG Systems International	23,074
380		Dun & Bradstreet Corp.	38,049
2,800		First Data Corp.	91,560
420	@,L	Informatica Corp.	6,409
110		Inter-Tel, Inc.	2,877
5,200	@,L	Intuit, Inc.	158,600
240	@,L	Keane, Inc.	3,406
260	@	Mantech International Corp.	8,315
8,550		Microsoft Corp.	262,229
440	@,L	Progress Software Corp.	14,458
1,970	@,L	Sybase, Inc.	47,398
9,465	@,@@	Tele Atlas NV	215,573
400	@	Wind River Systems, Inc.	4,244

			1,615,216

		Telecommunications: 4.0%
4,170	@	3Com Corp.	19,516
430	@	Adaptec, Inc.	1,750

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Telecommunications (continued)
1,500	@,L	ADC Telecommunications, Inc.	$25,125
360	@	Aeroflex, Inc.	5,090
15,218	@@	Alcatel SA	211,933
1,500		Alltel Corp.	102,780
660	@	Arris Group, Inc.	10,857
21,816		AT&T, Inc.	901,873
780	@	C-COR, Inc.	11,419
3,600		CenturyTel, Inc.	177,912
6,280	@	Cincinnati Bell, Inc.	36,612
39,750	@	Cisco Systems, Inc.	1,070,070
110	@,L	CommScope, Inc.	6,020
130	@,L	Comtech Telecommunications	5,820
110		CT Communications, Inc.	3,453
630	@,L	Ditech Networks, Inc.	5,040
974		Harris Corp.	48,622
9,500		Motorola, Inc.	172,805
1,747	@@	Orascom Telecom GDR	115,945
270	@,L	Polycom, Inc.	8,564
1,950		Qualcomm, Inc.	83,753
5,000		Sprint Nextel Corp.	114,250
720	@,L	Symmetricom, Inc.	5,854
93,752	@@	Telecom Italia S.p.A. RNC	218,487
10,759	@@	Telefonica SA	244,799
1,124		Telephone & Data Systems, Inc.	69,576
320	@	Tollgrade Communications, Inc.	3,536
1,260	@,L	Utstarcom, Inc.	9,085
8,300		Verizon Communications, Inc.	361,299
60,850	@@	Vodafone Group PLC	190,410

			4,242,255

		Textiles: 0.1%
810	@,L	Mohawk Industries, Inc.	82,669

			82,669

		Toys/ Games/ Hobbies: 0.4%
190	@	Jakks Pacific, Inc.	4,991
14,700		Mattel, Inc.	411,747

			416,738

		Transportation: 0.4%
960		Con-way, Inc.	54,432
24	@@	East Japan Railway Co.	185,409
150	@	EGL, Inc.	6,953
330		Expeditors International Washington, Inc.	14,408
450		Heartland Express, Inc.	7,547
650	@,L	HUB Group, Inc.	24,037
80	@,L	Kansas City Southern	3,284
420		Landstar System, Inc.	20,437
510	@,L	Old Dominion Freight Line	15,927
656		Overseas Shipholding Group	52,185
180	@	YRC Worldwide, Inc.	7,236

			391,855

		Water: 0.2%
3,016	@@	Veolia Environnement	252,801

			252,801

		Total Common Stock (Cost $66,019,046 )	80,715,246

EXCHANGE-TRADED FUNDS: 0.3%
		Exchange-Traded Funds: 0.3%
1,850	L	iShares S&P SmallCap 600 Index Fund	134,310
1,270	L	Midcap SPDR Trust Series 1	212,090

		Total Exchange-Traded Funds (Cost $319,404 )	346,400

PREFERRED STOCK: 0.5%
		Diversified Financial Services: 0.1%
3,775	P	Merrill Lynch & Co., Inc.	95,281

			95,281

		Insurance: 0.2%
3,025	@@,P	Aegon NV	75,655
1,275	@@,P	Aegon NV — Series 1	32,066
3,575	P	Metlife, Inc.	92,700

			200,421

		Media: 0.2%
6,234	@@	ProSieben SAT.1 Media AG	229,131

			229,131

		Total Preferred Stock (Cost $503,942)	524,833

Principal Amount			Value

CORPORATE BONDS/ NOTES: 3.8%
		Banks: 1.8%
$80,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.494%, due 10/30/49	$69,658
99,000	@@,#, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	99,882
31,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	33,454
40,000	@@,C	Bank of Ireland, 5.610%, due 12/29/49	34,838
30,000	@@,C	Bank of Nova Scotia, 5.500%, due 08/21/85	25,474
10,000	@@	Bank of Scotland, 6.450%, due 11/30/49	8,637
22,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	22,881
20,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	17,497
50,000	@@,C	BNP Paribas, 5.402%, due 09/29/49	42,890
41,000	@@,#, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	39,357
32,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	30,688
30,000	@@,C	Den Norske Bank ASA, 5.500%, due 08/29/49	25,650
10,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	8,658
45,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	53,294
110,000	@@,#, C	HBOS PLC, 5.375%, due 11/29/49	107,834
120,000	@@,C	HSBC Bank PLC, 5.538%, due 06/29/49	102,900
60,000	@@,C	HSBC Bank PLC, 5.625%, due 06/29/49	52,066
80,000	@@,C	Lloyds TSB Bank PLC, 5.478%, due 08/29/49	69,077
10,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	8,703
48,000	C	Mellon Capital I, 7.720%, due 12/01/26	49,874
50,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	52,383
50,000	@@,C	National Australia Bank Ltd., 5.525%, due 10/29/49	43,412
10,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	8,529

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

		Banks (continued)
$50,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	$48,553
21,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	20,184
15,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	14,590
58,000	@@,#, C	Resona Bank Ltd., 5.850%, due 09/29/49	56,953
130,000	@@,C	Royal Bank of Scotland Group PLC, 5.586%, due 12/29/49	111,645
40,000	@@,C	Societe Generale, 5.469%, due 11/29/49	34,583
165,000	@@,#, C	Societe Generale, 5.922%, due 04/29/49	162,292
100,000	@@,C	Standard Chartered PLC, 5.563%, due 07/29/49	83,200
20,000	@@,C	Standard Chartered PLC, 5.588%, due 01/29/49	16,625
150,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	126,308
55,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	56,429
51,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	51,108
30,000	@@,C	Westpac Banking Corp., 5.494%, due 09/30/49	25,681
65,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	61,400
74,000	@@,#, C	Woori Bank, 6.125%, due 05/03/16	74,893

			1,952,080

		Chemicals: 0.0%
20,000	Z	Stauffer Chemical, 5.750%, due 04/15/10	17,033
20,000	Z	Stauffer Chemical, 6.070%, due 04/15/18	10,542
30,000	Z	Stauffer Chemical, 7.850%, due 04/15/17	16,789

			44,364

		Diversified Financial Services: 0.9%
127,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	122,356
93,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	96,316
25,000	@@,C	Financiere CSFB NV, 5.500%, due 03/29/49	21,500
53,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	52,324
59,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	75,184
97,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	94,423
33,000	@@,C	Paribas, 5.500%, due 12/31/49	28,471
26,000	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	25,647
38,692	@@,#, C	Petroleum Export Ltd., 5.265%, due 06/15/11	37,591
98,526	@@,#, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	101,913
102,000	@@,#, C	Preferred Term Securities Ltd., 5.855%, due 03/23/35	102,434
65,000	C	Residential Capital LLC, 6.500%, due 06/01/12	64,711
347,204	#,Z	Toll Road Investors Partnership II LP, 17.630%, due 02/15/45	44,827
56,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	58,431

			926,128

		Electric: 0.3%
125,000	C	Commonwealth Edison, 6.150%, due 03/15/12	126,354
56,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	51,430
57,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	56,529
15,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	17,459
55,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	55,675
54,000	C	NorthWestern Corp., 5.875%, due 11/01/14	52,913

			360,360

		Insurance: 0.1%
85,000	@@,C	Aegon NV, 5.362%, due 07/29/49	73,318
25,000	C	Allstate Corp., 6.500%, due 05/15/57	24,419

			97,737

		Oil & Gas: 0.3%
41,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	38,924
10,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	10,469
81,000	C	Hess Corp., 7.300%, due 08/15/31	88,261
24,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	25,470
94,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	97,055
46,000	@@,#, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	43,555

			303,734

		Pipelines: 0.0%
65,000	@@,C	Enbridge, Inc., 5.800%, due 06/15/14	64,939

			64,939

		Real Estate Investment Trusts: 0.1%
15,000	C	Liberty Property LP, 6.375%, due 08/15/12	15,498
55,000	C	Liberty Property LP, 7.750%, due 04/15/09	56,961

			72,459

		Telecommunications: 0.3%
92,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	93,329
40,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	39,143
42,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	40,567
74,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	79,224
47,000	@@,C	Vodafone Group PLC, 6.150%, due 02/27/37	45,501

			297,764

		Total Corporate Bonds/ Notes (Cost $4,148,195)	4,119,565

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.6%
		Federal Home Loan Mortgage Corporation: 2.5%
164,648	C,S	4.500%, due 12/15/16	161,356
149,618	C,S	5.000%, due 08/15/16	146,465

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

		Federal Home Loan Mortgage Corporation (continued)
$168,000	L	5.000%, due 04/18/17	$164,871
217,000	C,S	5.000%, due 05/15/20	208,706
57,000	C,S	5.000%, due 04/15/32	55,104
660,000	W	5.000%, due 06/15/35	628,135
206,000	L	5.125%, due 04/18/11	205,912
121,000	C	5.250%, due 03/15/12	120,112
34,000	C,S	5.500%, due 12/15/20	33,444
20,000	C,S	5.500%, due 10/15/32	19,784
18,000	C,S	5.500%, due 11/15/32	17,538
63,000	C,S	5.500%, due 07/15/33	61,986
216,000		5.500%, due 06/15/34	210,904
106,000		5.750%, due 06/27/16	108,198
44,570	S	6.000%, due 01/01/29	44,905
169,135	C,S	6.000%, due 01/15/29	170,736
261,000		6.500%, due 07/15/34	265,119
26,257	S	7.000%, due 11/01/31	27,233
32,295	S	7.000%, due 03/01/32	33,453

			2,683,961

		Federal National Mortgage Association: 5.0%
250,000		4.500%, due 04/25/21	239,219
39,000	W	4.500%, due 06/15/35	36,038
90,812	S	4.817%, due 08/01/35	89,497
56,000		4.875%, due 05/18/12	55,296
160,896		5.000%, due 12/01/36	153,409
898,000	W	5.000%, due 06/01/37	854,644
273,000		5.250%, due 08/01/12	272,367
230,000	C	5.400%, due 03/26/12	229,361
107,511	S	5.500%, due 02/01/18	106,707
1,615,000		5.500%, due 06/15/19	1,602,636
425,000	S	5.500%, due 05/25/30	414,994
137,544	S	5.500%, due 11/01/33	134,706
83,256	S	5.500%, due 01/25/36	81,212
122,780	S	5.500%, due 12/25/36	120,052
101,000	C	5.550%, due 03/29/10	100,984
21,502	S	6.000%, due 10/01/08	21,572
111,366	S	6.000%, due 08/01/16	112,677
119,194	S	6.000%, due 04/25/31	120,659
259,000	W	6.000%, due 06/15/34	258,717
21,686	S	6.500%, due 02/01/28	22,274
13,065	S	6.500%, due 12/01/33	13,373
50,000	L	6.625%, due 11/15/30	57,907
52,136	S	7.000%, due 02/01/31	54,374
92,184	S	7.000%, due 08/01/31	96,079
31,010	S	7.000%, due 10/01/31	32,320
3,000		7.000%, due 06/15/34	3,091
25,946	S	7.500%, due 09/01/31	27,128

			5,311,293

		Government National Mortgage Association: 0.1%
38,304	S	6.500%, due 10/15/31	39,392
18,510	S	6.500%, due 01/15/32	19,030
7,507	S	7.000%, due 01/15/28	7,853

			66,275

		Total U.S. Government Agency Obligations (Cost $8,160,578)	8,061,529

U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Bonds: 1.3%
635,000	L	4.500%, due 05/15/17	615,752
814,000	L	4.500%, due 02/15/36	749,580

			1,365,332

		U.S. Treasury Notes: 2.8%
1,620,000	L	4.500%, due 04/30/09	1,607,724
803,000	L	4.500%, due 05/15/10	795,096
549,000	L	4.500%, due 04/30/12	540,637

			2,943,457

		Treasury Inflation Indexed Protected Securities: 1.1%
168,000		2.000%, due 01/15/26	160,226
214,000	L	2.375%, due 04/15/11	220,209
449,000		2.375%, due 01/15/17	451,569
106,000	L	2.375%, due 01/15/25	112,880
201,000	L	3.875%, due 01/15/09	256,736

			1,201,620

		Total U.S. Treasury Obligations (Cost $5,562,727)	5,510,409

ASSET-BACKED SECURITIES: 0.3%
		Automobile Asset-Backed Securities: 0.0%
11,864	C,S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	11,820

			11,820

		Credit Card Asset-Backed Securities: 0.1%
50,000	C,S	Bank One Issuance Trust, 4.540%, due 09/15/10	49,699

			49,699

		Home Equity Asset-Backed Securities: 0.0%
22,765	C,S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	22,147

			22,147

		Other Asset-Backed Securities: 0.2%
2,175	C,S	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	2,176
54,670	C,S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	53,676
19,000	C,S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	18,902
88,000	C,S	Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	87,601
25,000	C,S	Equity One, Inc., 5.050%, due 09/25/33	24,644
25,000	C,S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,913
14,000	C,S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	13,921

			225,833

		Total Asset-Backed Securities (Cost $312,412)	309,499

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.1%
103,581	C,S	Banc of America Alternative Loan Trust, 6.296%, due 11/25/21	103,947
30,251	C,S	Banc of America Alternative Loan Trust, 6.507%, due 04/25/37	30,441
34,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	32,785
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,813

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

$23,000	C,S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	$22,578
71,098	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	70,099
57,000	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	56,295
90,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	87,522
10,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,261
114,537	C,S	Banc of America Funding Corp., 5.855%, due 05/20/36	113,656
23,000	C,S	Banc of America Mortgage Securities, Inc., 4.143%, due 07/25/34	22,447
40,234	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	39,935
40,005	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	38,710
96,332	C,S	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	97,316
67,335	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	67,305
76,016	C,S	Chaseflex Trust, 6.500%, due 02/25/37	76,528
50,610	C,S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	50,383
139,631	C,S	Countrywide Alternative Loan Trust, 5.419%, due 10/25/35	136,640
129,283	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	128,536
43,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	42,278
3,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.781%, due 04/15/62	3,189
180,044	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	181,180
435,578	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	448,338
3,871	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	3,879
71,721	C,S	GMAC Mortgage Corp. Loan Trust, 4.597%, due 10/19/33	69,737
42,055	C,S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	41,667
31,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	30,729
25,203	#,C, S	GSMPS 2005-RP1 1AF, 5.670%, due 01/25/35	25,319
43,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	41,788
10,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	10,121
60,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	60,904
22,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	21,327
152,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	147,985
74,000	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	72,960
10,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	9,419
25,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	24,771
74,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	76,272
336,194	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	326,108
762,268	C,S	MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	763,688
140,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	137,048
82,714	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	79,079
63,530	C,S	RAAC Series, 5.250%, due 09/25/34	62,713
46,231	C,S	Thornburg Mortgage Securities Trust, 5.690%, due 09/25/34	46,351
10,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	9,938
22,910	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	22,468
17,886	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.727%, due 02/25/47	17,858
185,414	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	185,189
722,022	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.799%, due 11/25/46	722,248
133,000	C	Washington Mutual Mortgage Pass-Through Certificates, 5.828%, due 10/25/36	133,325
25,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	24,409
37,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.795%, due 07/25/34	36,100
200,971	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.386%, due 08/25/35	196,816
154,427	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.661%, due 12/25/36	152,890

		Total Collateralized Mortgage Obligations (Cost $5,488,777)	5,423,288

MUNICIPAL BONDS: 0.1%
		California: 0.0%
61,000	C	City of San Diego, 7.125%, due 06/01/32	62,570

			62,570

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

		Michigan: 0.1%
$90,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	$92,800

			92,800

		Total Municipal Bonds (Cost $151,883)	155,370

		Total Long-Term Investments (Cost $90,666,964)	105,166,139

SHORT-TERM INVESTMENTS: 18.9%
		Mutual Fund: 6.5%
6,900,000	**,S	ING Institutional Prime Money Market Fund	6,900,000

		Total Mutual Fund (Cost $6,900,000)	6,900,000

		Repurchase Agreement: 0.2%
194,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $194,029 to be received upon repurchase (Collateralized by $156,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $198,491, due 11/15/22)	194,000

		Total Repurchase Agreement (Cost $194,000)	194,000

		Securities Lending CollateralCC: 12.2%
13,030,000		The Bank of New York Institutional Cash Reserves Fund	13,030,000

		Total Securities Lending Collateral (Cost $13,030,000)	13,030,000

		Total Short-Term Investments (Cost $20,124,000)	20,124,000

Total Investments In Securities (Cost $110,790,964)*	117.6%	$125,290,139
Other Assets and Liabilities-Net	(17.6)	(18,779,251)

Net Assets	100.0%	$106,510,888

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; coupon shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $111,528,352.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,548,893
Gross Unrealized Depreciation	(787,106)

Net Unrealized Appreciation	$13,761,787

ING Strategic Allocation Moderate Fund Open Futures Contracts on May 31, 2007

		Notional		Unrealized
	Number of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts

S&P 500 E-Mini	18	1,379,610	06/15/07	$93,460
U.S. Treasury 2-Year Note	27	5,502,516	09/28/07	(8,505)
U.S. Treasury 10-Year Note	19	2,021,125	09/19/07	(5,836)

				$79,119

Short Contracts

U.S. Treasury 5-Year Note	6	(626,625)	09/28/07	$1,813
U.S. Treasury Long Bond	11	(1,200,375)	09/19/07	1,777

				$3,590

See Accompanying Notes to Financial Statements

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past
Name, Address and Age	the Company	Time Served(1)	Five Years

Non-Interested Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	June 1998 — Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 — Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 — August 2003).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	April 1994 — Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 — October 2002).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 — Present	Retired. Self- Employed Consultant (June 2000 — Present).

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 1991 — Present	Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 — June 2004). Formerly, President, Thompson Enterprises (September 2004 — September 2005).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 2002 — Present	Retired.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	January 2003 — Present	President, Obermeyer & Associates, Inc. (November 1999 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	held by Director

Non-Interested Directors:
Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	35	Executive Committee, Academy of Economics and Finance (February 2007 — February 2011).
Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	35	None
Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	35	None
Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	35	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 — Present); Mass Mutual Premier Series (December 2004 — Present); and Mass Mutual MML Series II (December 2005 — Present);
Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	35	None
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	35	None

(1)	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 57	Executive Vice President	March 2002 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present); Formerly, Chief Investment Officer of International Investments, (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal, Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 — Present	Senior Vice President, ING Investments LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), and ING Funds Services, LLC(3) (April 2006 — Present). Formerly Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 — Present); and Vice President (February 1996 — Present) and Director of Compliance ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004) and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	April 2007 — Present	Vice President, ING Funds Services, LLC (3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	September 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Fund
Class A	NII	$0.1610
Class B	NII	$0.0181
Class C	NII	$0.0762
Class I	NII	$0.2050
Class O	NII	$0.1688
Class R	NII	$0.1254
ING Index Plus MidCap Fund
Class A	NII	$0.0482
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0883
Class O	NII	$0.0521
Class R	NII	$0.0129
All Classes	STCG	$0.3939
All Classes	LTCG	$1.0120
ING Index Plus SmallCap Fund
All Classes	STCG	$0.6787
All Classes	LTCG	$0.9926
ING Strategic Allocation Conservative Fund
Class A	NII	$0.3078
Class B	NII	$0.2402
Class C	NII	$0.2550
Class I	NII	$0.3366
Class O	NII	$0.3357
All Classes	STCG	$0.0474
All Classes	LTCG	$0.2221
ING Strategic Allocation Growth Fund
Class A	NII	$0.1717
Class B	NII	$0.0924
Class C	NII	$0.1100
Class I	NII	$0.2062
Class O	NII	$0.2053
All Classes	STCG	$0.0477
All Classes	LTCG	$0.5030
ING Strategic Allocation Moderate Fund
Class A	NII	$0.2244
Class B	NII	$0.1436
Class C	NII	$0.1664
Class I	NII	$0.2566
Class O	NII	$0.2556
All Classes	STCG	$0.0267
All Classes	LTCG	$0.3813

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Fund	100.00%
ING Index Plus MidCap Fund	34.13%
ING Index Plus SmallCap Fund	20.47%
ING Strategic Allocation Conservative Fund	17.70%
ING Strategic Allocation Growth Fund	52.51%
ING Strategic Allocation Moderate Fund	37.23%

For the year ended May 31, 2007, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Fund	100.00%
ING Index Plus MidCap Fund	33.77%
ING Index Plus SmallCap Fund	20.29%
ING Strategic Allocation Conservative Fund	22.09%
ING Strategic Allocation Growth Fund	59.06%
ING Strategic Allocation Moderate Fund	46.63%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Index Plus LargeCap Fund	1.65%
ING Index Plus MidCap Fund	2.42%
ING Strategic Allocation Conservative Fund	75.73%
ING Strategic Allocation Growth Fund	31.57%
ING Strategic Allocation Moderate Fund	53.48%

Pursuant to Internal Revenue Code Section 871(k)(2), the Funds designate the following percentages of net investment income distributions as short-term capital gain dividends:

ING Index Plus MidCap Fund	100.00%
ING Index Plus SmallCap Fund	100.00%
ING Strategic Allocation Conservative Fund	100.00%
ING Strategic Allocation Growth Fund	100.00%
ING Strategic Allocation Moderate Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The 1940 Act provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of certain of the mutual funds within the ING family of funds (each, a “Fund” and, collectively, the “Funds”), including the funds to which this report relates, has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2007, followed by specific considerations with respect to each Fund covered by this report.

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of detailed questions posed by independent legal counsel on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Directors, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2006 and September 30, 2006. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund covered by this report, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Directors received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Fund covered by this report are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2007, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2006 and the management fees and expense data described below are as of June 30, 2006.

ING Index Plus LargeCap Fund

In evaluating the investment performance of ING Index Plus LargeCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one-, three- and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the third quintile for the year-to-date and three-year periods and in the fourth quintile for the one- and five-year periods. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, the Sub-Adviser has been refining the models used for identifying and selecting appropriate weightings of securities held by the Fund and, in April 2006, added another portfolio manager with day-to-day responsibility for the Fund. The Board also noted that, at the request of the Sub-Adviser, the Board had recently approved a proposal to increase the Fund’s targeted tracking error to enhance returns and better position the Fund relative to its peers. The Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Fund

In evaluating the investment performance of ING Index Plus MidCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the fourth quintile for the year-to-date, one-, three-, and five-year periods and in the fifth quintile for the most recent calendar quarter. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, the Sub-Adviser has been refining the models used for identifying and selecting appropriate weightings of securities held by the Fund and, in April 2006, added another portfolio manager with day-to-day responsibility for the Fund. The Board also noted that, at the request of the Sub-Adviser, the Board had recently approved a proposal to increase the Fund’s targeted tracking error to enhance returns and better position the Fund relative to its peers. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Fund

In evaluating the investment performance of ING Index Plus SmallCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the three-year period, equaled the performance of the Morningstar category median for the five-year period, but underperformed for the most recent quarter, year-to-date and one-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the third quintile for the year-to-date, three- and five-year periods and in the fourth quintile for the most recent calendar quarter and one-year periods. The Board further noted that, in an effort to address concerns regarding the Fund’s performance, the Sub-Adviser has been refining the models used for identifying and selecting appropriate weightings of securities held by the Fund and, in April 2006, added another portfolio manager with day-to-day responsibility for the Fund. The Board also noted that, at the request of the Sub-Adviser, the Board had recently approved a proposal to increase the Fund’s targeted tracking error to enhance returns and better position the Fund relative to its peers. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Conservative Fund

In evaluating the investment performance of ING Strategic Allocation Conservative Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the three-year period, but underperformed for all other periods presented; and (2) the Fund outperformed its benchmark index for the year-to-date, one-, three- and five-year periods, but underperformed for the most recent calendar quarter; and (3) the Fund is ranked in its Morningstar category in the second quintile for the three-year period and in the fourth quintile for all other periods presented. The Board noted that the co-portfolio manager for the Fund was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Conservative Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Moderate Fund

In evaluating the investment performance of ING Strategic Allocation Moderate Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the third quintile for the three-and five-year periods, in the fourth quintile for the most recent calendar quarter and year-to-date period and in the fifth quintile for the one-year period. The Board noted that the co-portfolio manager for the Fund was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Moderate Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Growth Fund

In evaluating the investment performance of ING Strategic Allocation Growth Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the second quintile for the five-year period, in the fourth quintile for the year-to-date and three-year periods and in the fifth quintile for the most recent calendar quarter and one-year period. The Board noted that the co-portfolio manager for the Fund was replaced in April 2006 and that the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Growth Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-ADEABCIOR (0507-072707)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $209,500 for year ended May 31, 2007 and $348,592 for year ended May 31, 2006.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $279,246 for the year ended May 31, 2007 and $25,640 for the year ended May 31, 2006.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $66,020 in the year ended May 31, 2007 and $79,833 in the year ended May 31, 2006.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: April 4, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January  1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:          2007

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

12

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $116,020 for year ended May 31, 2007 and $356,472 for year ended May 31, 2006.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

13

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 30, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 30, 2007

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